   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 1997.

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a--6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            DOUBLETREE CORPORATION*
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                           PROMUS HOTEL CORPORATION*
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which the transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

* The Proxy Statement also constitutes the Prospectus of Parent Holding Corp. ("New Promus"). Accordingly, New Promus is the Registrant with respect to the Form S-4 Registration Statement to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission to register the shares of common stock of New Promus which may be issued pursuant to the Agreement and Plan of Merger to which the Proxy Statement relates.

                  [LOGO]                                [LOGO]

                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

    The Boards of Directors of Doubletree Corporation and Promus Hotel Corporation have agreed on a merger of equals designed to create one of the premier lodging companies in the United States. The combined company will be named Promus Hotel Corporation, also known as New Promus, and will be headquartered in Memphis, Tennessee.

    If the merger is completed, Doubletree stockholders will receive one share of New Promus common stock in exchange for each share of Doubletree common stock that they own. Promus stockholders will receive 0.925 of a share of New Promus common stock in exchange for each share of Promus stock that they own. Based on closing prices on November 13, 1997, the market value of one share of Promus common stock was $37.44, one share of Doubletree common stock was $39.25 and
0.925 of a share of Doubletree common stock was $36.31. We estimate that, following the merger, Doubletree stockholders will own approximately 46% of the stock of New Promus and Promus stockholders will own approximately 54%.

    The merger cannot be completed unless the stockholders of both companies approve it. We have scheduled special meetings for our stockholders to vote on the merger. YOUR VOTE IS VERY IMPORTANT. At the special meetings, you also will vote on the 1997 Equity Participation Plan of New Promus.

    Whether or not you plan to attend a meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the merger and the 1997 Equity Participation Plan. If you fail to return your card, the effect in most cases will be a vote against the merger and the 1997 Equity Participation Plan.

    The dates, times and places of the meetings are as follows:

For Doubletree Stockholders:
THURSDAY, DECEMBER 18, 1997
10:00 A.M.
DOUBLETREE PARADISE VALLEY RESORT
5401 N. SCOTTSDALE ROAD
SCOTTSDALE, ARIZONA

For Promus Stockholders:

THURSDAY, DECEMBER 18, 1997
10:00 A.M.
EMBASSY HALL
EMBASSY SUITES HOTEL
1022 SOUTH SHADY GROVE ROAD
MEMPHIS, TENNESSEE

    This Joint Proxy Statement/Prospectus provides you with detailed information about the proposed merger. In addition, you may obtain information about our companies from documents that we have filed with the Securities and Exchange Commission. We encourage you to read this entire document carefully.

/s/ RICHARD J. FERRIS                   /s/ MICHAEL D. ROSE
--------------------------------------  --------------------------------------
Richard J. Ferris                       Michael D. Rose
Co-Chairman of the Board                Chairman of the Board
Doubletree Corporation                  Promus Hotel Corporation

 NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED THE NEW PROMUS COMMON STOCK TO BE ISSUED UNDER THIS JOINT PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Joint Proxy Statement/Prospectus dated November 14, 1997 and first mailed to stockholders on November 18, 1997.

                             DOUBLETREE CORPORATION
                             410 NORTH 44TH STREET
                                   SUITE 700
                             PHOENIX, ARIZONA 85008

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 18, 1997

                            ------------------------

To the Stockholders of Doubletree Corporation:

    A Special Meeting of Stockholders of Doubletree Corporation ("Doubletree") will be held on December 18, 1997, at 10:00 a.m., at Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona (the "Doubletree Special Meeting"), for the following purposes:

    (a) To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger dated as of September 1, 1997 (the "Merger Agreement") by and among Doubletree, Promus Hotel Corporation ("Promus"), and Parent Holding Corp., a newly-formed corporation jointly owned by Doubletree and Promus ("New Promus"), pursuant to which, among other things, (i) Doubletree and Promus will become wholly-owned subsidiaries of New Promus; (ii) each outstanding share of common stock of Doubletree will be converted into the right to receive one share of common stock of New Promus; and (iii) each outstanding share of common stock of Promus will be converted into the right to receive 0.925 of a share of common stock of New Promus;

    (b) To consider and vote on a proposal to approve and adopt the 1997 Equity Participation Plan of New Promus; and

    (c) To transact such other business as may properly come before the Doubletree Special Meeting and any or all adjournments thereof.

    THE BOARD OF DIRECTORS OF DOUBLETREE HAS APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. THE BOARD OF DIRECTORS OF DOUBLETREE ALSO RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE 1997 EQUITY PARTICIPATION PLAN OF NEW PROMUS.

    The Merger Agreement and other important matters are explained in the accompanying Joint Proxy Statement/Prospectus, which you are urged to read carefully. A copy of the Merger Agreement is attached as Annex A to the Joint Proxy Statement/Prospectus. In addition, a copy of the 1997 Equity Participation Plan of New Promus is attached as Annex F to the Joint Proxy
Statement/Prospectus.

    The Board of Directors of Doubletree has fixed the close of business on October 31, 1997 as the record date for determining the stockholders entitled to receive notice of and to vote at the Doubletree Special Meeting and at any and all adjournments or postponements thereof.

    Management welcomes your attendance at the Doubletree Special Meeting. Whether or not you expect to attend the Doubletree Special Meeting in person, however, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person in the event you attend the Doubletree Special Meeting. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE IN PERSON AT THE DOUBLETREE SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT.

                                By:             /s/ DAVID L. STIVERS
                                     -----------------------------------------
                                                  David L. Stivers
                                               SENIOR VICE PRESIDENT,
                                           GENERAL COUNSEL AND SECRETARY

Phoenix, Arizona
November 14, 1997

                            YOUR VOTE IS IMPORTANT.
     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
             AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
                       STOCKHOLDERS SHOULD NOT SEND STOCK
                        CERTIFICATES WITH THEIR PROXIES.

                            PROMUS HOTEL CORPORATION
                               755 CROSSOVER LANE
                            MEMPHIS, TENNESSEE 38117

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 18, 1997

                            ------------------------

To the Stockholders of Promus Hotel Corporation:

    A Special Meeting of Stockholders of Promus Hotel Corporation ("Promus") will be held on December 18, 1997, at 10:00 a.m., at the Embassy Hall, Embassy Suites Hotel, 1022 South Shady Grove Road, Memphis, Tennessee (the "Promus Special Meeting"), for the following purposes:

    (a) To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger dated as of September 1, 1997 (the "Merger Agreement") by and among Promus, Doubletree Corporation ("Doubletree") and Parent Holding Corp., a newly-formed corporation jointly owned by Promus and Doubletree ("New Promus"), pursuant to which, among other things, (i) Promus and Doubletree will become wholly-owned subsidiaries of New Promus; (ii) each outstanding share of common stock of Promus will be converted into the right to receive 0.925 of a share of common stock of New Promus; and (iii) each outstanding share of common stock of Doubletree will be converted into the right to receive one share of common stock of New Promus;

    (b) To consider and vote on a proposal to approve and adopt the 1997 Equity Participation Plan of New Promus; and

    (c) To transact such other business as may properly come before the Promus Special Meeting and any or all adjournments thereof.

    THE BOARD OF DIRECTORS OF PROMUS HAS APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. THE BOARD OF DIRECTORS OF PROMUS ALSO RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE 1997 EQUITY PARTICIPATION PLAN OF NEW PROMUS.

    The Merger Agreement and other important matters are explained in the accompanying Joint Proxy Statement/Prospectus, which you are urged to read carefully. A copy of the Merger Agreement is attached as Annex A to the Joint Proxy Statement/Prospectus. In addition, a copy of the 1997 Equity Participation Plan of New Promus is attached as Annex F to the Joint Proxy
Statement/Prospectus.

    The Board of Directors of Promus has fixed the close of business on October 31, 1997 as the record date for determining the stockholders entitled to receive notice of and to vote at the Promus Special Meeting and at any and all adjournments or postponements thereof.

    Management welcomes your attendance at the Promus Special Meeting. Whether or not you expect to attend the Promus Special Meeting in person, however, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person in the event you attend the Promus Special Meeting. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE IN PERSON AT THE PROMUS SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

                                                   /s/  RALPH B. LAKE

                                        ----------------------------------------
                                                     Ralph B. Lake
                                                 SENIOR VICE PRESIDENT,
                                             GENERAL COUNSEL AND SECRETARY

Memphis, Tennessee
November 14, 1997

                            YOUR VOTE IS IMPORTANT.
     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
             AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                       STOCKHOLDERS SHOULD NOT SEND STOCK
                        CERTIFICATES WITH THEIR PROXIES.

                               TABLE OF CONTENTS

                                                 PAGE
                                                 -----
QUESTIONS AND ANSWERS ABOUT THE
  DOUBLETREE/PROMUS MERGER..................           1

WHO CAN HELP ANSWER YOUR QUESTIONS..........           2

SUMMARY.....................................           3

RISK FACTORS................................          14

THE DOUBLETREE SPECIAL MEETING..............          16
  General...................................          16
  Record Date and Voting....................          16
  Voting and Revocation of Proxies..........          17

THE PROMUS SPECIAL MEETING..................          18
  General...................................          18
  Record Date and Voting....................          19
  Voting and Revocation of Proxies..........          19

THE MERGER..................................          21
  Background of the Merger..................          21
  Recommendations of the Boards of Directors
    of Doubletree and Promus; Reasons for
    the Merger..............................          24
  Opinion of Financial Advisor to
    Doubletree..............................          29
  Opinion of Financial Advisor to Promus....          33
  Interests of Certain Persons in the
    Merger..................................          38
  Accounting Treatment of the Merger........          44
  Certain Federal Regulatory Matters........          45
  Certain Federal Income Tax Consequences...          45
  Delisting and Deregistration of Doubletree
    Common Stock and Promus Common Stock;
    Listing of New Promus Common Stock......          47
  Resales of New Promus Common Stock Issued
    in Connection with the Merger; Affiliate
    Agreements..............................          48
  No Appraisal Rights.......................          48
  Cautionary Statement Concerning Forward-
    Looking Statements......................          48

THE COMBINED COMPANY........................          50
  Business and Strategy.....................          50
  Hotel Properties..........................          52
  Directors and Executive Officers..........          57

THE MERGER AGREEMENT........................          58
  The Merger................................          58
  Conversion of Shares......................          58
  Exchange of Stock Certificates............          59
  Representations and Warranties............          61
  Certain Covenants.........................          61
  Conditions to Obligations to Effect the
    Merger..................................          66
  Termination; Termination Fees and
    Expenses................................          68
  Amendment and Waiver......................          70

OTHER AGREEMENTS............................          71
  Doubletree Stock Option Agreement.........          71
  Promus Stock Option Agreement.............          72
  Stockholder Support Agreement.............          73

REFINANCING ARRANGEMENTS....................          74

COMPARATIVE MARKET PRICES AND DIVIDENDS.....          75

                                                 PAGE
                                                 -----

UNAUDITED PRO FORMA FINANCIAL
  INFORMATION...............................          76

PRO FORMA SECURITY OWNERSHIP OF CERTAIN
  BENEFICIAL OWNERS AND MANAGEMENT OF NEW
  PROMUS....................................          79

DESCRIPTION OF NEW PROMUS CAPITAL STOCK.....          81
  General...................................          81
  New Promus Common Stock...................          81
  Preferred Stock...........................          81
  Preferred Share Purchase Rights...........          82
  Certain Effects of Preferred Share
    Purchase Rights.........................          82
  Prohibited Business Transactions..........          82
  Registrar and Transfer Agent..............          83

COMPARISON OF RIGHTS OF HOLDERS OF
  DOUBLETREE COMMON STOCK AND PROMUS COMMON
  STOCK BEFORE AND AFTER THE MERGER.........          84
  Authorized Capital........................          84
  Number of Directors.......................          84
  Classes and Terms of Directors............          84
  Actions by Written Consent of
    Stockholders; Special Meetings of
    Stockholders............................          85
  Amendment of Bylaws.......................          85
  Business Combination Provisions...........          85
  Retirement of Directors...................          85

PROPOSAL TO APPROVE NEW PROMUS EQUITY
  PARTICIPATION PLAN........................          86
  New Promus Equity Participation Plan......          86
  Administration............................          86
  Eligibility...............................          86
  Awards under the New Promus Equity
    Participation Plan......................          87
  Securities Laws and Federal Income
    Taxes...................................          88
  Recommendation of the Boards of
    Directors...............................          89

STOCKHOLDER PROPOSALS.......................          90

LEGAL MATTERS...............................          90

EXPERTS.....................................          90

OTHER MATTERS...............................          91

WHERE YOU CAN FIND MORE INFORMATION.........          92

ANNEXES
  A.  MERGER AGREEMENT
  B.  FAIRNESS OPINION OF MORGAN STANLEY
  C.  FAIRNESS OPINION OF BT WOLFENSOHN
  D.  FORM OF RESTATED CERTIFICATE OF INCORPORATION OF
      NEW PROMUS
  E.  FORM OF AMENDED AND RESTATED BYLAWS OF NEW PROMUS
  F.   FORM OF NEW PROMUS EQUITY PARTICIPATION PLAN

                             QUESTIONS AND ANSWERS
                       ABOUT THE DOUBLETREE/PROMUS MERGER

Q: WHY ARE THE TWO COMPANIES PROPOSING TO MERGE?

A: Because we believe New Promus will provide you with substantial benefits and enable us to better serve our customers. The merger will create one of the largest hotel companies in the United States, with over 1,180 hotels with approximately 177,000 rooms under management or franchise. We believe that the merger will combine Promus's strength in franchising and building brands with Doubletree's strength in hotel management. The merger will create a portfolio of hotel brands, including Doubletree Hotels, Embassy Suites, Doubletree Guest Suites, Homewood Suites, Club Hotels by Doubletree, Hampton Inn, Hampton Inn & Suites, and Red Lion Hotels & Inns.

Q: WHAT DO I NEED TO DO NOW?

A: Just mail your signed proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meetings. The Doubletree and Promus special meetings will both take place on December 18, 1997. The Boards of Directors of both Doubletree and Promus recommend voting in favor of the proposed merger.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
    SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the stockholder meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to Doubletree at the address on page 18 if you are a Doubletree stockholder, or to Promus at the address on page 20 if you are a Promus stockholder. Third, you can attend the stockholder meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After the merger is completed, we will send you written instructions for exchanging your share certificates.

Q: WHAT WILL I RECEIVE IN THE MERGER?

A: Promus stockholders will receive 0.925 of a share of New Promus common stock in exchange for each share of Promus common stock. We will not issue fractional shares. Promus stockholders who would otherwise be entitled to receive a fractional share instead will receive cash based on the market value of the fractional share of New Promus common stock.

    Doubletree stockholders will receive one share of New Promus common stock in exchange for each share of Doubletree common stock.

    EXAMPLE:

    - IF YOU CURRENTLY OWN 100 SHARES OF PROMUS COMMON STOCK, THEN AFTER THE MERGER YOU WILL BE ENTITLED TO RECEIVE 92 SHARES OF NEW PROMUS COMMON STOCK AND A CHECK FOR THE MARKET VALUE OF THE 0.5 FRACTIONAL SHARE.

    - IF YOU CURRENTLY OWN 100 SHARES OF DOUBLETREE COMMON STOCK, THEN AFTER THE MERGER YOU WILL BE ENTITLED TO RECEIVE 100 SHARES OF NEW PROMUS COMMON STOCK.

Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We are working towards completing the merger as quickly as possible. In addition to stockholder approvals, we must also obtain regulatory approvals. We expect to complete the merger by the end of December 1997.

Q: WHAT ARE THE TAX CONSEQUENCES OF THE MERGER?

A: The merger generally will be tax-free to you for federal income tax purposes. To review the tax consequences to stockholders in greater detail, see page 45.

Q: WHAT OTHER MATTERS WILL BE VOTED ON AT THE SPECIAL MEETINGS?

A: In addition to the merger, Doubletree and Promus stockholders will be asked at their special meetings to approve the 1997 Equity Participation Plan of New Promus, which will be used following the merger to grant stock options, restricted stock and other benefits to officers and employees of New Promus. We do not expect to ask you to vote on any other matters at the special meetings.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

    If you have more questions about the merger you should contact:

                            DOUBLETREE STOCKHOLDERS:

                             Doubletree Corporation
                        410 North 44th Street, Suite 700
                             Phoenix, Arizona 85008
                    Attention: Office of Investor Relations
                          Phone Number: (602) 220-6666

                              PROMUS STOCKHOLDERS:

                            Promus Hotel Corporation
                               755 Crossover Lane
                            Memphis, Tennessee 38117
                         Attention: Investor Relations
                          Phone Number: (901) 374-5468
    If you would like additional copies of the Joint Proxy Statement/Prospectus or if you have questions about the merger, you should contact:

                             D.F. King & Co., Inc.

                                77 Water Street
                            New York, New York 10005
                           Phone Number: 800-755-3107

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS WE HAVE REFERRED YOU TO. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 92.

                                 THE COMPANIES

DOUBLETREE CORPORATION
410 North 44th Street, Suite 700
Phoenix, Arizona 85008
(602) 220-6666

    Doubletree Corporation is one of the largest full service hotel operating companies in the United States. Doubletree provides hotel owners with management and franchise services under its Doubletree Hotels, Doubletree Guest Suites, Doubletree Club Hotels, Club Hotels by Doubletree and Red Lion Hotels & Inns brand names, as well as management services for other non-Doubletree brand hotels.

PROMUS HOTEL CORPORATION
755 Crossover Lane
Memphis, Tennessee 38117
(901) 374-5468

    Promus Hotel Corporation is one of the leading hotel companies in the United States. Promus operates the Embassy Suites, Hampton Inn, Hampton Inn & Suites and Homewood Suites hotel brands, and Embassy Vacation Resort and Hampton Vacation Resort vacation interval ownership brands.

                           OUR REASONS FOR THE MERGER

    We believe that by combining Doubletree's strengths as a leading hotel management company with Promus's strengths as a leading hotel franchisor, we will create a powerful new hotel company in the lodging industry. We also believe that the merger will provide opportunities for significant revenue growth and operating cost savings.

    To review the reasons for the merger in greater detail, see pages 24 through 29.

THE STOCKHOLDERS' MEETINGS (PAGES 16 AND 18)

    The Doubletree Special Meeting will be held at the Doubletree Paradise Valley Resort, 5401 N. Scottsdale Road, Phoenix, Arizona at 10:00 a.m. on December 18, 1997.

    The Promus Special Meeting will be held at Embassy Hall, Embassy Suites Hotel, 1022 South Shady Grove Road, Memphis, Tennessee, at 10:00 a.m. on December 18, 1997.

                      OUR RECOMMENDATIONS TO STOCKHOLDERS

TO DOUBLETREE STOCKHOLDERS:

    The Doubletree Board believes that the merger is in your best interest and recommends that you vote FOR the proposals to:

    (a) approve and adopt the merger agreement and the merger; and

    (b) approve the New Promus 1997 Equity Participation Plan.

TO PROMUS STOCKHOLDERS:

    The Promus Board believes that the merger is in your best interest and recommends that you vote FOR the proposals to:

    (a) approve and adopt the merger agreement and the merger; and

    (b) approve the New Promus 1997 Equity Participation Plan.

                                 VOTES REQUIRED

    In order to approve the merger, a majority of the outstanding shares of each of Doubletree and Promus must vote in favor of approving and adopting the merger agreement and the merger.

    Certain directors and holders of shares of Doubletree common stock who collectively own more than 39% of the outstanding Doubletree shares have already agreed to vote their Doubletree shares in favor of the merger. In addition, other directors and officers of Doubletree who collectively own less than 1% of the outstanding Doubletree shares, and directors and officers of Promus who collectively own approximately 4% of the outstanding Promus shares, have expressed their intent to vote for the merger.

    Approval of the New Promus 1997 Equity Participation Plan will require the affirmative vote of a majority of the shares voted on the matter at each of the special meetings.

                                   THE MERGER

    THE MERGER AGREEMENT IS ATTACHED AS ANNEX A TO THIS JOINT PROXY STATEMENT/PROSPECTUS. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT AS IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

WHAT PROMUS STOCKHOLDERS WILL RECEIVE (SEE PAGE 58)

    As a result of the merger, Promus stockholders will receive 0.925 of a share of New Promus common stock for each share of Promus common stock that they own. No fractional shares will be issued. Instead, Promus stockholders will receive a check in payment for any fractional shares based on the market value of the New Promus common stock.

    Promus stockholders should not send in their stock certificates until instructed to do so after the merger is completed.

WHAT DOUBLETREE STOCKHOLDERS WILL RECEIVE
  (SEE PAGE 58)
    As a result of the merger, Doubletree stockholders will receive one share of New Promus common stock for each share of Doubletree common stock that they own.
    Doubletree stockholders should not send in their stock certificates until instructed to do so after the merger is completed.

OWNERSHIP OF NEW PROMUS FOLLOWING THE MERGER
    Doubletree stockholders will own approximately 46% of the stock of New Promus after the merger and Promus stockholders will own approximately 54%. On a pro forma basis giving effect to the merger, approximately 72% of total assets, 72% of revenues and 39% of net income of New Promus as of and for the nine months ending September 30, 1997 would have been attributable to Doubletree, with all remaining amounts attributable to Promus.

BOARD OF DIRECTORS AND MANAGEMENT OF NEW PROMUS FOLLOWING THE MERGER (SEE PAGE
  57)

    If the merger is completed, Raymond E. Schultz, the current President and Chief Executive Officer of Promus, will become Chief Executive Officer and Chairman of the Board of New Promus. Richard M. Kelleher, the current President and Chief Executive Officer of Doubletree, will become the President and Chief Operating Officer of New Promus. Upon Mr. Schultz's retirement, Mr. Kelleher will succeed as Chairman of the Board and Chief Executive Officer of New Promus.

    The Board of Directors of New Promus initially will consist of 14 members, half chosen by Doubletree and half chosen by Promus.

OTHER INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER (SEE PAGE 38)

    A number of officers and directors of Doubletree and Promus have interests in the merger that are different from or in addition to your interests. For example, some officers, including some officers who are also directors, have severance agreements that entitle them to compensation if they are terminated after the merger. Doubletree and Promus currently estimate that the aggregate payments required to be paid under severance agreements to executive officers, if all such persons were to be terminated after the merger, would be approximately $10.3 million for Doubletree executive officers and approximately $14.3 million for Promus executive officers.

    A number of officers and directors also have stock options and restricted stock which will vest as a result of the merger. The aggregate value of stock options and restricted stock which will vest as a result of the merger is approximately $10.1 million for executive officers and directors of Doubletree and approximately $8.7 million for executive officers and directors of Promus. These amounts are based on the prices of Doubletree and Promus common stock on October 31, 1997.

    For the aggregate value of benefits of each named executive officer and director of Doubletree and Promus, see the table on page 43.

    In addition, several of the executive officers of Doubletree and Promus will receive new employment contracts that may provide such officers significant compensation if the merger is consummated. The specific amounts of the salaries for such officers have not yet been determined.

    Please refer to pages 39 through 44 generally for more information concerning employment arrangements, severance agreements, acceleration of stock options and restricted stock and other arrangements benefitting each company's officers and directors.

CONDITIONS TO THE MERGER (SEE PAGE 66)

    The completion of the merger depends upon meeting a number of conditions, including the following:

    (a) the approval of the holders of a majority of the common stock of each of Doubletree and Promus;

    (b) there shall have been no law enacted or injunction entered which effectively prohibits the merger;

    (c) the receipt of legal opinions regarding certain tax consequences of the merger; and

    (d) the receipt of letters from each of our independent accountants stating that the merger will qualify for pooling of interests accounting treatment.

    Certain of the conditions to the merger may be waived by the company entitled to assert the condition.

TERMINATION OF THE MERGER AGREEMENT (SEE PAGE 68)

    Doubletree and Promus can agree to terminate the merger agreement without completing the merger, and either of Doubletree or Promus can terminate the merger agreement if any of the following occurs:

    (a) the merger is not completed by January 31, 1998, but this deadline may be extended to March 31, 1998 at the election of either of Doubletree or Promus;

    (b) the approval of the holders of a majority of the common stock of either Doubletree or Promus is not received;

    (c) a court or other governmental authority permanently prohibits the merger;

    (d) the other party breaches or materially fails to comply with any of its representations or warranties or obligations under the merger agreement;

    (e) the Board of Directors of the other party: (A) withdraws or modifies in any adverse manner its approval or recommendation in favor of the merger, or (B) approves or recommends a significant transaction with a third party; or

    (f) the Board of Directors of either company determines, under certain circumstances and before the approval of the merger agreement by its stockholders, that the Board's fiduciary obligations require acceptance of an offer from a third party to enter into a significant transaction.

TERMINATION FEES (SEE PAGE 68)

    The merger agreement generally requires Doubletree or Promus to pay to the other a termination fee of $45 million if the merger agreement terminates under certain circumstances.

RECIPROCAL STOCK OPTION AGREEMENTS (SEE PAGES 71 AND 72)

    We have both signed reciprocal stock option agreements under which we each granted an option to the other party to purchase approximately 19.9% of its outstanding common stock if certain events occur that entitle the party exercising the option to receive a termination fee under the merger agreement. The combined value of the termination fee and the stock option is limited to $65 million. These stock option agreements may make it more difficult and expensive for Doubletree or Promus to consummate an alternative transaction.

ACCOUNTING TREATMENT (SEE PAGE 44)

    We expect the merger to qualify as a pooling of interests, which means that we will treat our companies as if they had always been combined for accounting and financial reporting purposes. We have conditioned the merger on our receipt of letters from our accountants stating that the merger will qualify for pooling of interests accounting treatment.

OPINIONS OF FINANCIAL ADVISORS
  (SEE PAGES 29 AND 33)

    In deciding to approve the merger, our Boards considered opinions from our respective financial advisors as to the fairness of the exchange ratio from a financial point of view. Doubletree received an opinion from its financial advisor, Morgan Stanley & Co. Incorporated, and Promus received an opinion from its financial advisor, BT Wolfensohn. These opinions are attached as Annexes B and C to this Joint Proxy Statement/Prospectus and you are encouraged to read them.

    The financial advisors performed several analyses in connection with delivering their opinions. These analyses included comparing Doubletree and Promus historical stock prices, comparing Doubletree and Promus to other publicly traded companies, and estimating the relative values of Doubletree and Promus and their contributions to New Promus based on past and estimated future financial performance.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES (SEE PAGE 45)

    We have structured the merger so that no gain or loss generally should be recognized for federal income tax purposes on the exchange of shares of Doubletree and Promus common stock for shares of New Promus common stock. We have conditioned the merger on our receipt of legal opinions regarding certain tax consequences of the merger.

    Tax matters are very complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you.

NO APPRAISAL RIGHTS (SEE PAGE 48)

    Under Delaware law, Doubletree and Promus stockholders have no right to an appraisal of the value of their shares in connection with the merger.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE (SEE PAGE 48)

    We have each made forward-looking statements in this document (and in documents that are incorporated by reference) that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of Doubletree, Promus or New Promus, including the anticipated synergies from the merger. Also, when we use words such as "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. Stockholders should note that many factors could affect the future financial results of New Promus, Doubletree and Promus, and could cause these results to differ materially from those expressed in our forward-looking statements. These factors include the following:

    - operating, legal and regulatory risks;

    - economic, political and competitive forces affecting our businesses;

    - the risk that we are unable to achieve the revenue growth and cost savings in the amounts and in the time frames contemplated; and

    - the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

COMPARATIVE MARKET PRICE INFORMATION (SEE PAGE 75)

    Shares of Doubletree are listed on the Nasdaq National Market. Shares of Promus are listed on the New York Stock Exchange and certain other stock exchanges. On August 29, 1997, the last full trading day prior to the public announcement of the proposed merger, Doubletree common stock closed at $50.00 per share and Promus common stock closed at $38.81 per share. In the 30 trading days ending August 29, 1997, the average closing price of Doubletree common stock was $45.41 and the average closing price of Promus common stock was $39.43. On November 13, 1997, Doubletree common stock closed at $39.25 per share and Promus common stock closed at $37.44 per share. We urge you to obtain current market quotations.

LISTING OF NEW PROMUS COMMON STOCK (SEE PAGE 47)

    New Promus will list the shares of New Promus common stock to be issued in the merger on the New York Stock Exchange.

THE 1997 EQUITY PARTICIPATION PLAN (SEE PAGE 86)

    Doubletree and Promus stockholders also will vote on the 1997 Equity Participation Plan of New Promus, which will be used following the merger to grant stock options, restricted stock and other benefits to officers and employees of New Promus. The 1997 Equity Participation Plan of New Promus is attached as Annex F to this Joint Proxy Statement/Prospectus and we encourage you to read the plan in its entirety.

                  DOUBLETREE SUMMARY HISTORICAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    We are providing the following financial information to aid you in your analysis of the financial aspects of the merger. We derived the historical information from audited financial statements for 1992 through 1996 and unaudited financial statements for the nine months ended September 30, 1996 and 1997. The information is only a summary and you should read it in conjunction with our historical financial statements (and related notes) contained in the annual reports and other information we have filed with the SEC. See "Where You Can Find More Information" on page 92.

                                                                                                             NINE MONTHS ENDED
                                                           YEARS ENDED DECEMBER 31,                            SEPTEMBER 30,
                                     --------------------------------------------------------------------  ----------------------
                                        PREDECESSOR(1)                 DOUBLETREE                 PRO         PRO      DOUBLETREE
                                            ACTUAL                       ACTUAL                 FORMA(3)    FORMA(3)     ACTUAL
                                     --------------------  ----------------------------------  ----------  ----------  ----------
                                       1992       1993        1994        1995      1996(2)       1996        1996        1996
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
CONSOLIDATED STATEMENT OF
  OPERATIONS DATA:
Revenues:
  Franchise and management fees....  $   8,556  $  10,612  $   26,330  $   30,082  $   38,621  $   49,341  $   37,483  $   28,258
  Owned hotel revenues.............      3,786      9,943          92       7,081      38,350     228,362     171,200       5,972
  Leased hotel revenues............      5,932     14,923      73,769     141,942     205,163     326,594     243,686     137,701
  Purchasing and service fees......         --        329      10,746      16,487      19,848      63,365      51,553      11,800
  Other fees and income............        419      2,547       1,545         994       2,953       3,160       2,030       2,233
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
    Total revenues.................     18,693     38,354     112,482     196,586     304,935     670,822     505,952     185,964
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Operating costs and expenses:
  General and administrative
    expenses.......................      5,683      7,485      11,879      14,901      18,079      24,882      18,850      12,811
  Owned hotel expenses.............      2,810      6,400         101       6,049      27,889     150,376     112,653       4,740
  Leased hotel expenses............      4,972     14,266      68,981     132,644     190,797     287,584     211,857     127,153
  Purchasing and service
    expenses.......................         --        620       9,807      13,437      14,796      56,066      46,238       8,694
  Depreciation and amortization....        599      1,572       2,943       4,686      12,018      48,358      36,275       4,417
  Business combination expenses....         --      1,865          --       2,565          --          --          --          --
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
    Total operating costs and
      expenses.....................     14,064     32,208      93,711     174,282     263,579     567,266     425,873     157,815
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Operating income...................      4,629      6,146      18,771      22,304      41,356     103,556      80,079      28,149
    Interest and dividend income...        159        254       1,630       4,147       5,561      11,113       8,473       3,478
    Interest expense...............         --     (1,228)       (831)       (227)     (6,648)    (42,290)    (31,581)       (175)
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Income before income taxes and
  minority interest................      4,788      5,172      19,570      26,224      40,269      72,379      56,971      31,452
  Minority interest share of net
    (income) loss..................       (372)       175          --          35        (373)     (1,726)     (1,347)          6
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Income before income taxes.........      4,416      5,347      19,570      26,259      39,896      70,653      55,624      31,458
  Income tax expense...............        (65)      (414)     (6,335)     (8,468)    (13,962)    (29,393)     23,140     (11,011)
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Net income.........................  $   4,351  $   4,933  $   13,235  $   17,791  $   25,934  $   41,260  $   32,484  $   20,447
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
                                     ---------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Earnings per share.................                        $     0.66  $     0.80  $     1.01  $     1.04  $     0.82  $     0.88
                                                           ----------  ----------  ----------  ----------  ----------  ----------
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Weighted average shares
  outstanding......................                            20,071      22,219      25,766      39,834      39,662      23,183
                                                           ----------  ----------  ----------  ----------  ----------  ----------
                                                           ----------  ----------  ----------  ----------  ----------  ----------


                                      1997(4)
                                     ----------
CONSOLIDATED STATEMENT OF
  OPERATIONS DATA:
Revenues:
  Franchise and management fees....  $   43,145
  Owned hotel revenues.............     181,526
  Leased hotel revenues............     314,945
  Purchasing and service fees......      25,860
  Other fees and income............      18,890
                                     ----------
    Total revenues.................     584,366
                                     ----------
Operating costs and expenses:
  General and administrative
    expenses.......................      23,996
  Owned hotel expenses.............     112,156
  Leased hotel expenses............     276,203
  Purchasing and service
    expenses.......................      19,028
  Depreciation and amortization....      36,611
  Business combination expenses....          --
                                     ----------
    Total operating costs and
      expenses.....................     467,994
                                     ----------
Operating income...................     116,372
    Interest and dividend income...       8,761
    Interest expense...............     (32,655)
                                     ----------
Income before income taxes and
  minority interest................      92,478
  Minority interest share of net
    (income) loss..................      (2,504)
                                     ----------
Income before income taxes.........      89,974
  Income tax expense...............      34,456
                                     ----------
Net income.........................  $   55,518
                                     ----------
                                     ----------
Earnings per share.................  $     1.37
                                     ----------
                                     ----------
Weighted average shares
  outstanding......................      40,524
                                     ----------
                                     ----------

                                                                                                                     AS OF
                                                                                                                   SEPTEMBER
                                                                           AS OF DECEMBER 31,                         30,
                                                       ----------------------------------------------------------  ----------
                                                         1992       1993        1994        1995         1996         1996
                                                       ---------  ---------  ----------  ----------  ------------  ----------
CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents............................  $   5,741  $   6,826  $   23,169  $   32,652  $     25,588  $   50,701
Total assets.........................................     22,368     89,072     134,701     163,107     1,730,949     229,987
Long-term debt, net of current portion...............      5,736     25,000          --          --       545,492          --
Stockholders' equity.................................      9,773     13,645      91,587     114,386       801,530     162,647


                                                           1997
                                                       ------------
CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents............................  $     16,277
Total assets.........................................     1,746,322
Long-term debt, net of current portion...............       437,817
Stockholders' equity.................................       859,840

--------------------------

(1) The 1992 historical financial data for Samantha Hotel Corporation, Doubletree's predecessor (the "Predecessor"), include only the operations of Guest Quarters Hotel Partnership ("GQHP"). From January 1, 1993 to December 16, 1993, the historical financial data for the Predecessor include the operations of GQHP and RFS, Inc. ("RFS"), and subsequent to such date include the combined operations of GQHP, RFS and Doubletree Hotels Corporation.

(2) Includes the operating results of Red Lion Hotels, Inc. (Red Lion) for the period commencing November 8, 1996 through December 31, 1996.

(3) Pro forma adjustments have been made to give effect to the acquisition of Red Lion and related transactions as if each had occurred on January 1, 1996.

(4) During the nine months ended September 30, 1997 Doubletree realized three unusual items: (1) a break-up fee of $10.9 million (net of expenses) related to the terminated Renaissance Hotel Group transaction, (2) a $3.0 million gain from the sale of the Company's management rights for a hotel under development, and (3) $5.5 million of expenses for the establishment of long-term compensation plans for senior management. These items contributed $5.2 million and $0.13, respectively, to net income and earnings per share for the nine months ended September 30, 1997.

                    PROMUS SUMMARY HISTORICAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    We are providing the following financial information to aid you in your analysis of the financial aspects of the merger. We derived this information from audited financial statements for 1992 through 1996 and unaudited financial statements for the nine months ended September 30, 1996 and 1997. The information is only a summary and you should read it in conjunction with our historical financial statements (and related notes) contained in the annual reports and other information we have filed with the SEC. See "Where You Can Find More Information" on page 92.

                                                                                                          NINE MONTHS
                                                          YEARS ENDED DECEMBER 31,                    ENDED SEPTEMBER 30,
                                         ----------------------------------------------------------  ----------------------
                                            1992        1993        1994        1995        1996        1996        1997
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Consolidated Statement of Income Data:
Revenues
  Company owned hotels
    Rooms..............................  $  124,192  $  121,104  $  110,205  $  116,094  $  121,000  $   93,360  $   90,630
    Food and beverage..................       8,310       8,094       8,001       7,180       6,353       4,632       4,460
    Other..............................       7,250       7,207       6,879       6,805       7,190       5,530       5,226
  Franchise and management fees........      51,655      60,359      76,874      79,935     101,653      77,040      96,666
  Other................................      15,106      17,801      20,602      26,499      30,429      23,777      23,434
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Total revenues.....................     206,513     214,565     222,561     236,513     266,625     204,339     220,416
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operating Expenses
  Company owned hotels
    Rooms..............................      71,191      65,529      56,952      56,228      58,823      44,870      42,739
    Food and beverage..................       8,696       8,235       7,760       6,832       5,982       4,373       4,113
    Other..............................      13,984      13,488      12,547      12,946      12,452       9,604       9,378
  Depreciation expense.................      20,122      20,244      18,829      20,890      22,246      16,793      16,367
  General and administrative
    expenses(a)........................      42,910      42,311      34,711      37,969      43,248      31,375      35,057
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Total operating expenses...........     156,903     149,807     130,799     134,865     142,751     107,015     107,654
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Property transactions..................      (5,713)      1,345         626       1,942       4,967       3,939      30,508
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operating income.......................      43,897      66,103      92,388     103,590     128,841     101,263     143,270
Interest expense, net of interest
  capitalized(b).......................     (40,674)    (33,061)    (30,759)    (31,138)    (29,016)    (22,409)    (18,608)
Dividend income........................          --          --          --         547       5,713       3,982       3,924
Interest and other income..............          19      (2,247)      1,488       2,580       4,350       3,033      15,006
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income before income taxes and
  extraordinary items..................       3,242      30,795      63,117      75,579     109,888      85,869     143,592
Provision for income taxes.............      (1,401)    (13,869)    (26,798)    (31,819)    (45,164)    (35,292)    (56,575)
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income before extraordinary items......       1,841      16,926      36,319      43,760      64,724      50,577      87,017
Extraordinary items, net of income
  tax..................................       4,520          --          --       2,819          --          --          --
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net income.............................  $    6,361  $   16,926  $   36,319  $   46,579  $   64,724  $   50,577  $   87,017
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Earnings per share.....................          (c)         (c)         (c)         (c) $     1.25  $     0.98  $     1.69
                                                                                         ----------  ----------  ----------
                                                                                         ----------  ----------  ----------
Weighted average shares outstanding....          (c)         (c)         (c)         (c)     51,690      51,659      51,441
                                                                                         ----------  ----------  ----------
                                                                                         ----------  ----------  ----------

                                                         AS OF DECEMBER 31,                    AS OF SEPTEMBER 30,
                                        -----------------------------------------------------  --------------------
                                          1992       1993       1994       1995       1996       1996       1997
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents.............  $   2,243  $   3,657  $   2,221  $   2,668  $   3,700  $   5,549  $   3,781
Total assets..........................    506,111    438,016    413,308    519,809    631,965    604,049    650,538
Long-term debt, net of current
  portion(b)..........................    216,386    172,326    188,725    229,479    243,682    248,160    213,237
Stockholders' equity..................    212,229    180,522    143,088    167,367    248,089    228,438    277,701

------------------------------

(a) The Promus historical operating results before June 30, 1995, do not reflect any incremental costs expected to be incurred by Promus to support its operations as a stand-alone entity.

(b) The financial information presented for periods prior to June 30, 1995 includes certain allocations for overhead expenses from Promus Parent. In anticipation of the retirement of a portion of Promus Parent's outstanding debt using proceeds drawn under a new Promus bank facility, a pro-rata portion of Promus Parent's historical outstanding debt balance, unamortized deferred finance charges and interest expense was allocated to Promus. These allocations were based on the percentage of Promus Parent's existing debt expected to be retired using proceeds to be drawn under the new Promus bank facility.

(c) Not applicable for periods prior to the June 30, 1995 spin-off of Promus by The Promus Companies Incorporated ("Promus Parent"). On such date, Promus Parent completed the spin-off of its hotel business to Promus.

                       UNAUDITED PRO FORMA FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATE)

    We expect that the merger will be accounted for as a "pooling of interests," which means that for accounting and financial reporting purposes we will treat our companies as if they had always been combined. For a more detailed description of pooling of interests accounting see "The Merger-- Accounting Treatment of the Merger" on page 44.

    We have presented below unaudited pro forma consolidated financial information that reflects the pooling of interests method of accounting and is intended to give you a better picture of what our businesses might have looked like had they always been combined. We prepared the pro forma income statement and summary balance sheet data by adding or combining the historical amounts of each company. We then reclassified certain of the combined amounts to achieve a consistent presentation. The companies may have performed differently if they were combined. You should not rely on the pro forma information as being indicative of the historical results that we would have had or the future results that we will experience after the merger. See "Unaudited Pro Forma Financial Information" on page 76.

                                                                                             NINE MONTHS ENDED
                                                              YEARS ENDED DECEMBER 31,         SEPTEMBER 30,
                                                           -------------------------------  --------------------
                                                             1994       1995      1996(3)    1996(3)    1997(1)
                                                           ---------  ---------  ---------  ---------  ---------
CONSOLIDATED STATEMENT OF OPERATIONS DATA(4):
Revenues:
  Franchise and management fees..........................  $ 104,040  $ 110,350  $ 140,768  $ 105,607  $ 140,695
  Owned hotel revenues...................................    125,177    137,160    172,893    109,494    281,842
  Leased hotel revenues..................................     73,769    141,942    205,163    137,701    314,945
  Purchasing and service fees............................      3,624      6,112      9,867      6,486     12,622
  Other fees and income..................................     20,045     26,265     31,522     23,414     44,162
                                                           ---------  ---------  ---------  ---------  ---------
    Total revenues.......................................    326,655    421,829    560,213    382,702    794,266
                                                           ---------  ---------  ---------  ---------  ---------
Operating costs and expenses:
  General and administrative expenses....................     46,013     52,952     62,638     44,886     61,283
  Owned hotel expenses...................................     77,360     82,055    105,146     63,587    168,386
  Leased hotel expenses..................................     68,981    132,644    190,797    127,153    276,203
  Depreciation and amortization..........................     24,603     27,759     36,276     22,719     54,094
  Business combination expenses..........................         --      2,565         --         --         --
                                                           ---------  ---------  ---------  ---------  ---------
    Total operating costs and expenses...................    216,957    297,975    394,857    258,345    559,966
                                                           ---------  ---------  ---------  ---------  ---------
    Operating income.....................................    109,698    123,854    165,356    124,357    234,300
                                                           ---------  ---------  ---------  ---------  ---------
  Interest and dividend income...........................      3,210      7,551     17,175     11,618     17,776
  Interest expense.......................................    (32,011)   (31,818)   (36,647)   (22,883)   (54,326)
  Gain on sale of real estate and securities.............      1,882      2,334      4,439      4,387     38,482
                                                           ---------  ---------  ---------  ---------  ---------
    Income before income taxes, minority interest and
      extraordinary items................................     82,779    101,921    150,323    117,479    236,232

Minority interest share of net income....................        (92)       (83)      (539)      (152)    (2,666)
                                                           ---------  ---------  ---------  ---------  ---------
Income before income taxes and extraordinary item........     82,687    101,838    149,784    117,327    233,566
    Income tax expense...................................    (33,133)   (40,287)   (59,126)   (46,303)   (91,031)
                                                           ---------  ---------  ---------  ---------  ---------

Income before extraordinary item.........................  $  49,554  $  61,551  $  90,658  $  71,024  $ 142,535
                                                           ---------  ---------  ---------  ---------  ---------
                                                           ---------  ---------  ---------  ---------  ---------
Earnings per share before extraordinary item.............  $    0.73  $    0.88  $    1.23  $    1.00  $    1.62
                                                           ---------  ---------  ---------  ---------  ---------
                                                           ---------  ---------  ---------  ---------  ---------
Weighted average shares outstanding(2)...................     67,776     69,920     73,579     70,968     88,107
                                                           ---------  ---------  ---------  ---------  ---------
                                                           ---------  ---------  ---------  ---------  ---------

                                                                                             AS OF SEPTEMBER 30,
                                                                                                    1997
                                                                                           -----------------------
CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents................................................................       $      20,058
Total assets.............................................................................           2,396,860
Long-term debt, net of current portion...................................................             651,054
Stockholders' equity.....................................................................           1,137,541

------------------------

(1) During the nine months ended September 30, 1997, Doubletree and Promus each experienced certain unusual items. Doubletree realized a $10.9 million breakup fee, net of expenses, from the terminated Renaissance Hotel Group transaction, $3.0 million from the sale of its management rights for a hotel under development in Atlantic City and $5.5 million of expenses for the establishment of long-term compensation plans for senior management. Promus recognized a gain on the sale of real estate and a common stock investment of $38.5 million and a gain of $3.2 million on the disposition of certain joint venture investments. The effect of these transactions, net of taxes, was to increase pro forma net income by approximately $30.5 million and to increase pro forma earnings per share by approximately $0.35.

(2) Combined weighted average shares outstanding have been derived from each company's historical weighted average outstanding shares adjusted for the exchange ratio. Promus's weighted average shares outstanding for periods prior to the spin-off are assumed to be equal to the actual common and common equivalent shares outstanding on June 30, 1995.

(3) Doubletree acquired Red Lion Hotels, Inc. on November 8, 1996 in a transaction accounted for as a purchase. The following pro forma summary presents the combined results of Doubletree and Promus as if the Red Lion acquisition had occurred on January 1, 1996. The weighted average shares outstanding assumes that 16.4 million shares issued in connection with the Red Lion acquisition were issued on January 1, 1996.

                                                           YEAR ENDED      NINE MONTHS ENDED
                                                        DECEMBER 31, 1996  SEPTEMBER 30, 1996
                                                        -----------------  ------------------
Total revenues........................................     $   890,552         $  668,937
Operating income......................................         230,445            178,813
Income before income taxes............................         180,541            141,493
Net income............................................         105,984             83,061
Earnings per share....................................            1.21               0.95
Weighted average shares outstanding...................          87,647             87,447

(4) Doubletree and Promus expect to incur expenses in the fourth quarter of 1997 related to the Merger of approximately $105.0 million. These costs will include approximately $25.5 million of legal, professional and accounting fees and due diligence costs, approximately $48.2 million of severance, relocation and certain other costs necessary to complete the transaction and the write-off of approximately $26.2 million of deferred financing costs and other assets whose benefit will not be realized after the Merger. Payments for these costs are expected to commence during the fourth quarter of 1997 and are expected to continue during the first nine months of 1998. No such costs are reflected in the pro forma Consolidated Statement of Operations Data presented above.

          COMPARATIVE HISTORICAL AND PRO FORMA COMBINED PER SHARE DATA

    The following table sets forth information on the income from continuing operations (before extraordinary item), book value and dividends declared per common share for our respective companies on a historical, pro forma combined and pro forma equivalent basis. The Pro Forma Promus Equivalent amounts were calculated by multiplying the Pro Forma Combined per share amounts by 0.925. Promus stockholders will receive 0.925 of a share of New Promus common stock in exchange for each share of Promus common stock.

                                              HISTORICAL
                                       ------------------------   PRO FORMA   PRO FORMA DOUBLETREE    PRO FORMA PROMUS
                                       DOUBLETREE     PROMUS      COMBINED         EQUIVALENT            EQUIVALENT
                                       -----------  -----------  -----------  ---------------------  -------------------
COMPARATIVE PER SHARE DATA:
Income per share from continuing
  operations (before extraordinary
  item):
  Year ended December 31, 1994.......   $    0.66    $    0.70(1)  $    0.73        $    0.73             $    0.68
  Year ended December 31, 1995.......        0.80         0.85(1)       0.88             0.88                  0.81
  Year ended December 31, 1996.......        1.01         1.25         1.23              1.23                  1.14
  Nine months ended September 30,
    1997.............................        1.37         1.69         1.62              1.62                  1.50

Book value per share:
  December 31, 1996..................       20.26         4.83        12.05             12.05                 11.15
  September 30, 1997.................       21.66         5.56        13.24             13.24                 12.25
Cash dividends declared per share:
  Year ended December 31, 1994.......          --           --           --                --                    --
  Year ended December 31, 1995.......          --           --           --                --                    --
  Year ended December 31, 1996.......          --           --           --                --                    --
  Nine months ended September 30,
    1997.............................          --           --           --                --                    --

(1) For purposes of computing earnings per share on a comparable basis, the weighted average shares outstanding for periods prior to the June 30, 1995 spin-off of Promus by its parent company are assumed to be equal to the actual common and common equivalent shares outstanding on June 30, 1995.

                                  RISK FACTORS

    IN ADDITION TO GENERAL INVESTMENT RISKS AND THOSE FACTORS SET FORTH ELSEWHERE HEREIN (INCLUDING UNDER THE CAPTION "THE MERGER--CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS"), THE FOLLOWING RISKS SHOULD BE CONSIDERED BY STOCKHOLDERS OF DOUBLETREE CORPORATION ("DOUBLETREE") AND PROMUS HOTEL CORPORATION ("PROMUS") IN DECIDING WHETHER TO APPROVE AND ADOPT THE MERGER AGREEMENT, PURSUANT TO WHICH DOUBLETREE AND PROMUS WILL MERGE AND BECOME SUBSIDIARIES OF A NEWLY-FORMED CORPORATION ("NEW PROMUS").

RISKS RELATING TO THE MERGER

    RISKS ASSOCIATED WITH THE INTEGRATION OF THE TWO COMPANIES. The merger involves the integration of two companies that have previously operated independently. We cannot assure that New Promus will be able to integrate the respective operations of Doubletree and Promus without encountering difficulties. Such difficulties could include integrating different business strategies with respect to franchising, managing, owning and leasing hotels and integrating personnel with disparate business backgrounds and corporate cultures. New Promus may also lose key Doubletree or Promus personnel due to the merger and the relocation of Doubletree's corporate offices to New Promus's headquarters. We cannot assure whether and to what extent the integration and consolidation will achieve cost savings and operating synergies.

    RISKS ASSOCIATED WITH FIXED EXCHANGE RATIOS. Upon completion of the merger, each share of Doubletree common stock will be converted into the right to receive one share of New Promus common stock and each share of Promus Common Stock will be converted into the right to receive 0.925 of a share of New Promus common stock. The exchange ratios for both Doubletree and Promus are fixed numbers and will not be adjusted in the event of any increase or decrease in the price of either Doubletree common stock or Promus common stock. As a result, the value of the shares of New Promus common stock received by Doubletree and Promus stockholders in the merger could vary depending on fluctuations in the value of Doubletree common stock or Promus common stock. Such fluctuations may be the result of changes in business, operations or prospects of Doubletree, Promus or New Promus, market assessments of the likelihood that the merger will be consummated, the timing thereof, and the prospects of Doubletree, Promus or New Promus, regulatory considerations, general market and economic conditions and other factors. Accordingly, there can be no assurance that the value of the merger consideration on the date of this Joint Proxy Statement/Prospectus will be the same as on the date of the special meetings of the stockholders of Doubletree and Promus or the effective time of the merger.

RISKS RELATING TO THE BUSINESS OF NEW PROMUS

    COMPETITION. New Promus's managed and franchised hotel will be in competition for guests with a wide range of lodging facilities offering full-service, limited-service and all-suite lodging options to the public. Competitive factors in the lodging industry include room rates, quality of accommodations, name recognition, service levels and convenience of location. We cannot assure that new or existing competitors will not significantly expand or improve facilities in a market in which New Promus's hotels compete, thereby adversely affecting New Promus's operations. New Promus also will compete for management contracts, leases and franchise agreements with other hotel management companies and national brand franchisers. Some of the larger hotel chains with which New Promus will compete include Marriott, Sheraton, Hyatt, Hilton, Westin and Wyndham. In addition, many of New Promus's competitors will be hotel management companies that do not have their own brand. We cannot assure that New Promus will be successful in retaining current, or competing for additional, management contractors, leases or franchise agreements.

    RISKS ASSOCIATED WITH OWNING AND LEASING REAL ESTATE. After the merger, New Promus will own and lease hotels. New Promus will be subject to varying degrees of risk generally related to leasing and owning real estate. In addition to general risks related to the lodging industry, these risks include, among others, liability for long-term lease obligations, changes in national, regional and local economic conditions, local real estate market conditions, changes in interest rates and in the availability, cost and terms of financing, the potential for uninsured casualty and other losses, the impact of present or future environment legislation and compliance with environmental laws (as discussed below), and adverse changes in zoning laws and other regulations, many of which are beyond the control of New Promus. Moreover, real estate investments are relatively illiquid, which means that the ability of New Promus to vary its portfolio of hotels in response to changes in economic and other conditions may be limited.

    Under various federal, state, and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for the presence of such hazardous or toxic substances. For example, liability may arise as a result of the historical use of a site or from the migration of contamination from adjacent or nearby properties. Any such contamination or liability may also reduce the value of the property. In addition, certain environmental laws and common law principles could be used to impose liability for release of asbestos-containing materials into the air, and third parties may seek recovery from owners or operators of real properties for personal injury associated with exposure to such materials. In connection with the ownership or operation of hotels, including properties managed, leased or franchised by Doubletree or Promus, New Promus may be potentially liable for any such costs. We cannot assure that the current conditions at Doubletree's or Promus's properties have not been or will not be affected by the historical or current uses of such properties, or that the activities in the vicinity of such properties or the potential liability resulting from non-compliance or other claims relating to environmental matters will not have a material adverse effect on New Promus.

    FLUCTUATIONS IN OPERATING RESULTS. The lodging industry may be adversely affected by changes in economic conditions, changes in local market conditions, oversupply of hotel space, a reduction in demand for hotel space in specific areas, changes in travel patterns, extreme weather conditions, changes in governmental regulations that influence or determine wages, prices or construction costs, changes in interest rates, the availability of financing for operating or capital needs, and changes in real estate tax rates and other operating expenses. Room supply and demand historically have been sensitive to shifts in GNP growth, which has resulted in cyclical changes in average daily room and occupancy rates. Due in part to the strong correlation between the lodging industry's performance and economic conditions, the lodging industry is subject to cyclical changes in revenues. Furthermore, the lodging industry is seasonal in nature, with revenues and profitability typically higher in summer periods than in winter periods.

    GOVERNMENT REGULATION. The hotel industry is subject to numerous federal, state and local government regulations, including those relating to the preparation and sale of food and beverages (such as health and liquor license laws) and building and zoning requirements. Also, New Promus and its customers are subject to laws governing their relationships with employees, including minimum wage requirements, overtime, working conditions and work permit requirements. New Promus will also be subject to federal regulations and certain state laws that govern the offer and sale of franchises, including certain state laws that require approvals before franchises can be offered or sold in that state. The failure to obtain or retain liquor licenses or approvals to sell franchises, or an increase in the minimum wage rate, employee benefit costs or other costs associated with employees, could adversely affect New Promus.

    Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. We believe that the hotels that we own or that are under our management are substantially in compliance with these requirements. However, a determination that such hotels are not in compliance with the ADA could result in the imposition of fines, an award of damages to private litigants or significant expense to New Promus in bringing these hotels into compliance.

                         THE DOUBLETREE SPECIAL MEETING

GENERAL

    This Joint Proxy Statement/Prospectus is being furnished to stockholders of Doubletree as part of the solicitation of proxies by the Doubletree Board of Directors for use at a Special Meeting of Stockholders of Doubletree (the "Doubletree Special Meeting") to be held on December 18, 1997 at 10:00 a.m. local time, at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona. This Joint Proxy Statement/Prospectus and the enclosed form of proxy are first being mailed to stockholders of Doubletree on or about November 18, 1997.

    The purpose of the Doubletree Special Meeting is:

        (a) to consider and vote on a proposal to approve and adopt an Agreement and Plan of Merger dated September 1, 1997 (the "Merger Agreement") by and among Promus, Doubletree, and Parent Holding Corp., a newly-formed corporation jointly owned by Doubletree and Promus ("New Promus"), pursuant to which, among other things, (i) a newly-formed wholly-owned subsidiary of New Promus ("Doubletree Sub") will merge with and into Doubletree (the "Doubletree Merger"), with Doubletree surviving and becoming a wholly-owned subsidiary of New Promus, (ii) each issued and outstanding share of Doubletree common stock, par value $.01 per share ("Doubletree Common Stock"), will be converted into the right to receive one fully paid and nonassessable share of common stock, par value $.01 per share, of New Promus ("New Promus Common Stock"), (iii) a second newly-formed wholly-owned subsidiary of New Promus ("Promus Sub") will merge with and into Promus (the "Promus Merger," and together with the Doubletree Merger, the "Merger") with Promus surviving and becoming a wholly-owned subsidiary of New Promus and
    (iv) each issued and outstanding share of Promus common stock, par value $.10 per share ("Promus Common Stock"), will be converted into the right to receive 0.925 of a fully paid and nonassessable share of New Promus Common Stock;

        (b) to consider and vote on a proposal to approve and adopt a plan to permit the grant of stock options and other stock awards to employees, directors, and consultants of New Promus and its subsidiaries under the 1997 Equity Participation Plan of New Promus (the "New Promus Equity Participation Plan"); and

        (c) to transact such other business that may properly come before the Doubletree Special Meeting.

    Each copy of this Joint Proxy Statement/Prospectus mailed to holders of Doubletree Common Stock is accompanied by a form of proxy for use at the Doubletree Special Meeting.

    The Board of Directors of Doubletree recommends that stockholders vote FOR the approval and adoption of the Merger Agreement and the New Promus Equity Participation Plan.

RECORD DATE AND VOTING

    Doubletree has fixed the close of business on October 31, 1997 as the record date for the determination of the Doubletree stockholders entitled to notice of and to vote at the Doubletree Special Meeting. Accordingly, only holders of record of Doubletree Common Stock on the record date will be entitled to notice of and to vote at the Doubletree Special Meeting. As of October 31, 1997, there were outstanding and entitled to vote 39,760,058 shares of Doubletree Common Stock (constituting all of the voting stock of Doubletree), which shares were held by approximately 453 holders of record. Each holder of record of shares of Doubletree Common Stock on the record date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Doubletree Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Doubletree

Common Stock entitled to vote at the Doubletree Special Meeting is necessary to constitute a quorum at the Doubletree Special Meeting.

    The approval of the Merger Agreement and the transactions contemplated thereby will require the affirmative vote of the holders of a majority of the shares of Doubletree Common Stock outstanding on the record date. The approval of the New Promus Equity Participation Plan will require the affirmative vote of the holders of shares of Doubletree Common Stock representing a majority of the votes cast on the matter, provided that the total votes cast on the matter represent over 50% in interest of all shares entitled to vote on the matter.

    Shares of Doubletree Common Stock represented in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Doubletree Special Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Doubletree Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Doubletree Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Accordingly, abstentions and broker non-votes will have the same effect as votes against approval of the Merger Agreement, and may have the same effect as votes against approval of the New Promus Equity Participation Plan if they result in a failure of the total votes cast on the matter to represent over 50% in interest of all shares of Doubletree Common Stock entitled to vote on the matter.

    Holders of an aggregate of 15,671,069 shares of Doubletree Common Stock (the "Key Stockholders"), representing over 39% of the outstanding shares of Doubletree Common Stock as of the record date for the Doubletree Special Meeting, have entered into a Stockholder Support Agreement (the "Stockholder Support Agreement") with Promus pursuant to which such holders have agreed, among other things, to vote their shares of Doubletree Common Stock in favor of the Merger Agreement. See "Other Agreements--Stockholder Support Agreement." As of the record date for the Doubletree Special Meeting, directors and executive officers of Doubletree and their affiliates may be deemed to be beneficial owners of an additional approximately 1% of the outstanding shares of Doubletree Common Stock (excluding shares covered by the Stockholder Support Agreement) and have expressed their intent to vote their shares in favor of the Merger Agreement.

VOTING AND REVOCATION OF PROXIES

    All shares of Doubletree Common Stock which are entitled to vote and are represented at the Doubletree Special Meeting by properly executed proxies received prior to or at such Meeting, and not revoked, will be voted at such Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the Merger Agreement and the New Promus Equity Participation Plan.

    The Doubletree Board of Directors does not know of any matters other than those described in the notice of the Doubletree Special Meeting that are to come before such Meeting. If any other matters are properly presented at the Doubletree Special Meeting for consideration, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the Merger), the persons named in the enclosed forms of proxy and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, proxies voting against a specific proposal may not be used by the persons named in the proxies to vote for adjournment of the meeting for the purpose of giving management additional time to solicit votes to approve such proposal.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Doubletree, at or before the taking of the vote at the Doubletree Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Doubletree before the taking of the vote at the Doubletree Special Meeting or (iii) attending the Doubletree Special Meeting and voting in person (although attendance at the Doubletree Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Doubletree Corporation, 410 North 44th Street, Suite 700, Phoenix, Arizona 85008,
Attention: Secretary, or hand delivered to the Secretary of Doubletree at or before the taking of the vote at the Doubletree Special Meeting.

    All expenses of Doubletree's solicitation of proxies for the Doubletree Special Meeting will be borne by Doubletree, except that the cost of preparing and mailing this Joint Proxy Statement/Prospectus will be borne equally by Doubletree and Promus. In addition to solicitation by use of the mails, proxies may be solicited from Doubletree stockholders by directors, officers and employees of Doubletree in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Doubletree has retained D.F. King & Co., Inc., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Doubletree Special Meeting at a cost of approximately $10,000 plus reimbursement of reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Doubletree will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

    STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXIES. DOUBLETREE COMMON STOCK CERTIFICATES WILL BE EXCHANGED FOR SHARES OF NEW PROMUS COMMON STOCK FOLLOWING CONSUMMATION OF THE MERGER IN ACCORDANCE WITH INSTRUCTIONS TO BE SENT TO HOLDERS OF DOUBLETREE COMMON STOCK AFTER THE MERGER.

                           THE PROMUS SPECIAL MEETING

GENERAL

    This Joint Proxy Statement/Prospectus is being furnished to stockholders of Promus as part of the solicitation of proxies by the Promus Board of Directors for use at the Special Meeting of Stockholders of Promus (the "Promus Special Meeting") to be held on December 18, 1997 at 10:00 a.m. local time, at the Embassy Hall, Embassy Suites Hotel, 1022 South Shady Grove Road, Memphis, Tennessee. This Joint Proxy Statement/Prospectus and the enclosed form of proxy are first being mailed to stockholders of Promus on or about November 18, 1997.

    The purpose of the Promus Special Meeting is:

        (a) to consider and vote on a proposal to approve and adopt the Merger Agreement, pursuant to which, among other things, (i) Promus Sub will merge with and into Promus with Promus surviving the Promus Merger and becoming a wholly-owned subsidiary of New Promus, (ii) each issued and outstanding share of Promus Common Stock will be converted into the right to receive
    0.925 of a fully paid and nonassessable share of New Promus Common Stock,
    (iii) Doubletree Sub will merge with and into Doubletree with Doubletree surviving the Doubletree Merger and becoming a wholly-owned subsidiary of New Promus and (iv) each issued and outstanding share of Doubletree Common Stock will be converted into the right to receive one fully paid and nonassessable share of New Promus Common Stock;

        (b) to consider and vote on a proposal to approve and adopt the New Promus Equity Participation Plan; and

        (c) to transact such other business that may properly come before the Promus Special Meeting.

    Each copy of this Joint Proxy Statement/Prospectus mailed to holders of Promus Common Stock is accompanied by a form of proxy for use at the Promus Special Meeting.

    The Board of Directors of Promus recommends that stockholders vote FOR the approval and adoption of the Merger Agreement and the New Promus Equity Participation Plan.

RECORD DATE AND VOTING

    Promus has fixed the close of business on October 31, 1997 as the record date for the determination of the Promus stockholders entitled to notice of and to vote at the Promus Special Meeting. Accordingly, only holders of record of Promus Common Stock on the record date will be entitled to notice of and to vote at the Promus Special Meeting. As of October 31, 1997, there were outstanding and entitled to vote 49,986,058 shares of Promus Common Stock (constituting all of the voting stock of Promus), which shares were held by approximately 11,350 holders of record. Each holder of record of shares of Promus Common Stock on the record date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Promus Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Promus Common Stock entitled to vote at the Promus Special Meeting is necessary to constitute a quorum at the Promus Special Meeting.

    The approval of the Merger Agreement will require the affirmative vote of the holders of a majority of the shares of Promus Common Stock outstanding on the record date. The approval of the New Promus Equity Participation Plan will require the affirmative vote of the holders of shares of Promus Common Stock representing a majority of the votes cast on the matter, provided that the total votes cast on the matter represent over 50% in interest of all shares entitled to vote on the matter.

    Shares of Promus Common Stock represented in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Promus Special Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Promus Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Promus Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Accordingly, abstentions and broker non-votes will have the same effect as votes against approval of the Merger Agreement, and may have the same effect as votes against approval of the New Promus Equity Participation Plan if they result in a failure of the total votes cast on the matter to represent over 50% in interest of all shares of Promus Common Stock entitled to vote on the matter.

    As of the record date for the Promus Special Meeting, directors and executive officers of Promus and their affiliates may be deemed to be beneficial owners of approximately 4% of the outstanding shares of Promus Common Stock and have expressed their intent to vote their shares in favor of the Merger Agreement.

VOTING AND REVOCATION OF PROXIES

    All shares of Promus Common Stock which are entitled to vote and are represented at the Promus Special Meeting by properly executed proxies received prior to or at such Meeting, and not revoked, will be voted at such Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval of the Merger Agreement and the New Promus Equity Participation Plan.

    The Promus Board of Directors does not know of any matters other than those described in the notice of the Promus Special Meeting that are to come before such Meeting. If any other matters are properly presented at the Promus Special Meeting for consideration, including, among other things, consideration of a motion to adjourn such Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the Merger), the persons named in the enclosed forms of proxy and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, proxies voting against a specific proposal may not be used by the persons named in the proxies to vote for adjournment of the meeting for the purpose of giving management additional time to solicit votes to approve such proposal.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Corporate Secretary of Promus, at or before the taking of the vote at the Promus Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Corporate Secretary of Promus before the taking of the vote at the Promus Special Meeting or (iii) attending the Promus Special Meeting and voting in person (although attendance at the Promus Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Promus Hotel Corporation, 755 Crossover Lane, Memphis, Tennessee 38117, Attention: Corporate Secretary; or hand delivered to the Corporate Secretary of Promus at or before the taking of the vote at the Promus Special Meeting.

    All expenses of Promus's solicitation of proxies for the Promus Special Meeting will be borne by Promus, except that the cost of preparing and mailing this Joint Proxy Statement/Prospectus will be borne equally by Doubletree and Promus. In addition to solicitation by use of the mails, proxies may be solicited from Promus stockholders by directors, officers and employees of Promus in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Promus has retained D.F. King & Co., Inc., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Promus Special Meeting at a cost of approximately $10,000 plus reimbursement of reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Promus will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

    STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXIES. PROMUS COMMON STOCK CERTIFICATES WILL BE EXCHANGED FOR SHARES OF NEW PROMUS COMMON STOCK AND CASH IN LIEU OF FRACTIONAL SHARES FOLLOWING CONSUMMATION OF THE MERGER IN ACCORDANCE WITH INSTRUCTIONS TO BE SENT TO HOLDERS OF PROMUS COMMON STOCK AFTER THE MERGER.

                                   THE MERGER

BACKGROUND OF THE MERGER

    Over the past few years, Doubletree has pursued a growth strategy that includes acquiring hotel companies with a product mix complementary to Doubletree's existing hotel operations. In pursuing such strategy, Doubletree's management identified Promus as a company that would satisfy such criteria and decided to approach Promus concerning a possible combination of the two companies. During the same period, Promus has pursued growth primarily through development of new branded hotels, and from time to time has evaluated other strategic acquisition opportunities, including a possible business combination with Doubletree. Despite each company's consideration of various acquisition opportunities, however, neither Doubletree nor Promus engaged in any discussions with, or received any offers from, third parties (other than those leading to the Merger) with respect to selling or combining with Doubletree or Promus, as the case may be.

    In early June, 1997, Richard M. Kelleher, President and CEO of Doubletree, contacted Raymond E. Schultz, President and CEO of Promus, to explore the possibility of a combination of the two companies. Mr. Kelleher and Mr. Schultz met in Memphis, Tennessee on June 12. On July 7, 1997, Mr. Schultz, Michael D. Rose, Chairman of the Board of Promus, Richard J. Ferris, Co-Chairman of the Board of Doubletree, Peter V. Ueberroth, Co-Chairman of the Board of Doubletree and Mr. Kelleher met to further discuss the possible transaction. At each of these meetings and at subsequent meetings held in July, Mr. Schultz, Mr. Rose, Mr. Kelleher, William L. Perocchi, Executive Vice President and Chief Financial Officer of Doubletree and other representatives of the two companies discussed the strategic merits of a business combination of the companies, as well as the financial and organizational aspects of such a transaction.

    In late June, Promus's management discussed the proposed transaction with BT Wolfensohn, whom Promus's management intended to retain as financial advisor to Promus in connection with the transaction (which engagement was formalized in mid-August). Over the next few weeks, Promus's management consulted with BT Wolfensohn on various financial matters concerning the transaction and BT Wolfensohn prepared certain written financial analyses that would be used by Promus's management and the Promus Board in evaluating the transaction.

    On July 23 and 24, all members of the Board of Directors of Promus met in person, immediately following a regularly scheduled board meeting on July 23, to discuss various strategic matters affecting Promus, including the possibility of Promus merging with Doubletree. The members of the Promus Board considered the proposed combination as a strategic alternative to Promus's then existing growth plans and objectives. As a result of such discussions, Promus management was directed to continue negotiations with Doubletree.

    A regular meeting of the Board of Directors of Doubletree was held on July 25 to discuss, among other things, the possibility of a business combination with Promus. At this meeting, Doubletree's senior management presented its view of the strategic benefits of a merger of equals transaction with Promus and reviewed the discussions to date. The Doubletree Board then directed its management to continue negotiations with Promus.

    Prior to the Board meeting, Doubletree had been consulting with Morgan Stanley & Co. Incorporated ("Morgan Stanley") on various financial matters concerning the proposed transaction. On August 6, Morgan Stanley was formally retained by Doubletree. Over the next several weeks, Morgan Stanley prepared various financial analyses of the transaction for use by Doubletree's management and the Doubletree Board.

    In early August, the parties and their respective financial advisors continued to discuss the possible terms of a combination of the two companies, including possible exchange ratios for each company's capital stock. Each of the companies' financial advisors prepared and discussed with their respective clients various financial analyses and models based on a range of exchange ratios of Promus Common Stock to Doubletree Common Stock (which included a range of 0.85:1.0 to 1.0:1.0 prepared by Morgan Stanley and a range of 0.87:1.0 to 1.05:1.0 prepared by BT Wolfensohn). The discussions between the parties and their financial advisors culminated in a meeting in Salt Lake City, Utah on August 13 between Mr. Schultz, Mr. Rose, Mr. Kelleher and Mr. Ferris. At this meeting, Messrs. Schultz, Rose, Kelleher and Ferris discussed certain terms of the transaction, including appropriate exchange ratios and corporate governance matters.

    On August 15, Doubletree and Promus entered into confidentiality agreements with each other with respect to the proposed transaction and the representatives of the two parties began due diligence on each other's operations and financial condition. During the week of August 18, representatives of Doubletree and Promus continued to have discussions regarding the specific terms of the transaction.

    On August 21, a special telephonic meeting of the Board of Directors of Doubletree was held for the purpose of reviewing the proposed transaction with Promus. All of the Doubletree directors participated in this meeting, together with representatives of Morgan Stanley and Dewey Ballantine, legal counsel to Doubletree in connection with the transaction. At the meeting, the basic outline and terms of the transaction were reviewed and discussed, as were the pros and cons of, the transaction. Doubletree's senior management reviewed for the Doubletree Board certain historical and pro forma financial information regarding the two companies and the combined enterprise. Doubletree's management also reviewed for the Doubletree Board the due diligence process undertaken to that point. Morgan Stanley reviewed its financial analysis of the terms of the proposed combination and its views on the strategic merits of the transaction. At the conclusion of the meeting, the Doubletree Board authorized its management to continue the negotiations with Promus.

    The Board of Directors of Promus also held a special telephonic meeting on August 21 for purposes of further evaluating the proposed combination. At such meeting, in which all of Promus's directors and certain members of Promus's senior management participated, Mr. Rose, as Chairman of the Board, reported on the negotiations with Doubletree to date and led a discussion about the general business terms of the transaction as then proposed, including the exchange ratios for each company's capital stock. Members of the Promus Board discussed, among other things, the relative valuation of Promus and Doubletree, various issues pertaining to the management composition and corporate governance structure of New Promus, and the importance of preserving Promus's guest satisfaction guarantee program at all Promus hotel properties. Representatives of BT Wolfensohn also participated in the meeting and presented certain preliminary financial analyses regarding the transaction, including certain historical and pro forma financial information regarding Promus and Doubletree and New Promus. At the conclusion of the meeting, the Promus Board authorized Promus's management to continue negotiations with Doubletree.

    During the negotiation process, the managements of Doubletree and Promus did not solicit offers from third parties to purchase or combine with their respective companies. This was due primarily to the view adopted by each company's management that the proposed combination offered benefits to each company that would not be obtained by alternative transactions and that soliciting alternative transactions could jeopardize the companies' ability to consummate the proposed merger of equals.

    During the period from August 21 to September 1, representatives of Doubletree and Promus negotiated the remaining issues with respect to the transaction, including the legal structure to be used for the business combination, the terms and conditions of the Merger Agreement (including the conversion of each outstanding share of Doubletree Common Stock into the right to receive one share of New Promus Common Stock (the "Doubletree Exchange Ratio") and the conversion of each outstanding share of Promus Common Stock into the right to receive 0.925 shares of New Promus Common Stock (the "Promus Exchange Ratio"), and the existence and amount of termination fees), the terms of the Stock Option Agreements and the Stockholder Support Agreement, various organizational and employee matters, and other aspects of the proposed business combination. Also during this period, the two sides completed their due diligence review of each other and prepared documentation for the transaction.

    On September 1, meetings of the Boards of Directors of Doubletree and Promus were held to review the final terms of the proposed transaction.

    At the Doubletree Board meeting on September 1, in which all of the Directors other than Mr. Leventhal (who was out of the country) participated, Mr. Ferris, as Co-Chairman of the Board, led a discussion of the proposed transaction. Dewey Ballantine reviewed the fiduciary duties of the directors of Doubletree, and Mr. Ferris reviewed Doubletree's strategic alternatives, including maintaining the status quo, seeking to grow through alternative transactions, seeking to sell the company, and the merger of equals transaction with Promus. The consensus of the Board was that the long-term interests of Doubletree and its stockholders would be best served by pursuing a growth strategy, as opposed to maintaining the status quo or seeking a sale of the company. Moreover, the Doubletree Board believed that the proposed business combination with Promus presented unusually attractive opportunities for growth, by broadening the categories in which Doubletree would be able to compete and by providing critical mass and economies of scale. See "--Recommendation of the Boards of Directors of Doubletree and Promus; Reasons for the Merger--Doubletree." Mr. Kelleher reviewed for the Doubletree Board the material terms of the Merger Agreement, and David L. Stivers, Senior Vice President and General Counsel, reviewed the results of the due diligence review performed with respect to Promus. Morgan Stanley made a presentation to the Doubletree Board regarding Promus, the terms of the proposed transaction, the potential market reaction of the transaction and the fairness to the Doubletree stockholders, from a financial point of view, of the Doubletree Exchange Ratio (taking into account the Promus Exchange Ratio), but did not provide any analyses regarding possible alternative transactions available to Doubletree. See "The Merger--Opinion of Financial Advisor to Doubletree." Following this discussion, the Board reviewed the terms of the proposed severance arrangements for Doubletree employees (see "--Interests of Certain Persons in the Merger--Severance Agreements") and considered the proposal that Doubletree adopt a Stockholder Rights Plan. Following such discussions, the Merger Agreement and the transactions contemplated thereby were approved by the Doubletree Board by a unanimous vote of all Directors attending the meeting. Mr. Leventhal, who was not present at the meeting, subsequently confirmed that he would have voted to approve the Merger Agreement if he had been at the meeting.

    The Promus Board held a special telephonic meeting in Memphis, Tennessee on September 1 that was attended by all members of the Promus Board other than Christopher W. Hart (who was unavailable). At such meeting, Mr. Rose, as Chairman of the Board, led a discussion regarding the proposed combination of Doubletree and Promus and reported on the results of both parties' negotiations to date. The Promus Board did not receive presentations regarding, and did not discuss, pursuing any other transactions as an alternative to the merger with Doubletree. BT Wolfensohn made a presentation about the fairness, from a financial point of view, of the Promus Exchange Ratio to Promus stockholders. See "The Merger-- Opinion of Financial Advisor to Promus." The meeting also was attended by a representative of Latham & Watkins, Promus's outside legal counsel for the transaction, who discussed the significant terms of the Merger Agreement and explained the fiduciary duties of the members of the Promus Board in deciding whether to approve such agreement. A representative of Arthur Andersen, Promus's public accountants, then made a presentation as to the accounting treatment of the Merger as a "pooling of interests". Following such presentations and further discussion among the members of the Promus Board, all members of the Promus Board of Directors present at the meeting voted unanimously to approve and authorize the execution of the Merger Agreement and other related agreements and authorized Promus's management to take all such actions necessary to consummate the transactions contemplated thereby. Mr. Hart, who was not present at the meeting, later confirmed that he would have voted to approve the Merger Agreement if he had been present at the meeting. The Promus Board also authorized the modification of certain existing severance and benefits arrangements and adoption of certain new severance benefits arrangements (see "--Interests of Certain Persons in the Merger--Severance Agreements"), which actions had been recommended by the Human Resources Committee of the Promus Board at a meeting of such committee earlier that day.

    Following the Board meetings, the Merger Agreement and the Stock Option Agreements were executed and delivered by representatives of Doubletree and Promus, and the Stockholder Support

Agreement was executed and delivered by representatives of Promus and the Key Stockholders. On the morning of September 2, Doubletree and Promus issued a joint press release announcing the transaction.

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS OF DOUBLETREE AND PROMUS; REASONS FOR
  THE MERGER

    DOUBLETREE. The Doubletree Board of Directors believes that the terms of the Merger are fair to, and in the best interests of, Doubletree and its stockholders. Accordingly, the Board of Directors has approved and adopted the Merger Agreement and the transactions contemplated thereby and recommends its approval and adoption by the stockholders of Doubletree.

    The Doubletree Board of Directors believes that the Merger represents the best strategic alternative for Doubletree. It also believes that by combining Doubletree's strengths as a leading hotel management company with Promus's strengths as a leading hotel franchisor, it will create a powerful new hotel company in the lodging industry. See "The Combined Company." The Doubletree Board of Directors also believes that the Merger will provide important critical mass and economies of scale that will allow New Promus to offer to guests, franchisees, developers and investors an even more complete line of hotels and hotel development opportunities with a strong presence in segments in which Doubletree currently does not compete.

    In reaching its determination to approve the Merger Agreement and recommend approval of the Merger to the Doubletree stockholders, the Doubletree Board of Directors considered the information presented to it by Doubletree's management, as well as Doubletree's professional advisors, and weighed the positive and countervailing factors associated with the transaction. The factors considered by the Doubletree Board of Directors included, without limitation:

        (i) DOUBLETREE'S BUSINESS. The Doubletree Board of Directors considered historical and prospective information concerning the financial condition, results of operation and business of Doubletree. The Doubletree Board of Directors considered the current state (and its perception of the future state) of the hotel industry and the economic and market conditions relating to the management and franchising of hotels, and the differences therein. The Doubletree Board of Directors reviewed the historical basis for Doubletree's growth since Doubletree's formation, including obtaining individual hotel management contracts, franchise agreements and leases and the acquisition of other hotel companies, and the prospects for Doubletree's future growth. Doubletree's management and professional advisors made presentations to the Doubletree Board of Directors providing it with operational, financial and legal information concerning Doubletree. The Board of Directors of Doubletree considered the strategic alternatives available to Doubletree in lieu of the transaction, including maintaining the status quo, seeking to grow through alternative transactions and seeking to sell the company. The Board of Directors of Doubletree considered that the Merger is expected to be accretive to Doubletree's earnings in the first full year following the consummation of the Merger, excluding transaction costs. In making such determination, the Doubletree Board focused primarily on the anticipated impact of the Merger on future per share earnings for the combined company rather than on the pro forma impact of the Merger on Doubletree's historical book value per share, which would have been $12.05 at December 31, 1996 (as opposed to $20.26 actual) and $13.24 at September 30, 1997 (as opposed to $21.66 actual).

        (ii) PROMUS'S BUSINESS. The Doubletree Board of Directors considered the operational, financial and legal due diligence provided to it by Doubletree's management and professional advisors. Such due diligence included historical and prospective information regarding the results of operations, financial condition and business of Promus and the current state (and its perception of the future state) of the hotel industry and the economic and market conditions relating to the management and franchising of hotels, and the differences therein. Factors included in evaluating Promus included, among other things, (a) the operating performance of Promus's hotels, (b) the terms and conditions of Promus's existing management contracts and franchise agreements, (c) Promus's hotel deal pipeline, (d) the leading position of Promus's Hampton Inns brand in the mid-priced segment of the lodging industry and its continued growth expectations given its size and market share and the segment's competitive environment, (e) comparing the existing Promus brands with the existing Doubletree brands and recognizing their complementary nature, (f) the high quality of the Promus brand names and their reputation as a leader in the customer satisfaction arena, (g) the number of hotels in the Promus portfolio and their broad geographic dispersion, (h) Promus's corporate management, infrastructure and facilities, (i) Promus's recent growth trends and its future prospects for growth and (j) the results of Doubletree's legal due diligence.

        (iii) OPINION OF MORGAN STANLEY. The Doubletree Board of Directors considered the presentation, and oral opinion, delivered by Morgan Stanley on September 1, 1997, that as of such date, the Doubletree Exchange Ratio, taking into account the Promus Exchange Ratio, is fair, from a financial point of view, to the stockholders of Doubletree. Morgan Stanley's oral opinion was subsequently confirmed in writing. See "Opinion of Financial Advisor to Doubletree." A copy of Morgan Stanley's written opinion, which sets forth the assumptions made, matters considered and limitation on the review undertaken is attached as Annex B to this Joint Proxy Statement/Prospectus and is incorporated herein by reference.

        (iv) STRATEGIC MERITS OF THE MERGER. The Board of Directors of Doubletree considered that by entering into the transaction, it could seek to capitalize on certain strategic elements that may not have been available in other alternative transactions. These elements included, among others:

           (a) the belief that the Merger will create opportunities to cross-sell and cross-market Doubletree's strength in managing hotels and Promus's strength in franchising hotels, including providing franchising opportunities for Doubletree brands and management opportunities for Promus's brands;

           (b) the belief that the Doubletree and Promus management teams would complement each other and work well together, and that the succession of senior management of the combined company would be established;

           (c) the belief that the Merger creates a platform for international development as well as future growth into other market segments not currently significantly penetrated by the combined company, such as the luxury and vacation interval ownership segments;

           (d) the belief that the Merger will reduce the dependence of Doubletree on the full-service segment of the lodging industry and provide better balance across major market segments (including upscale, all-suites, mid-price and extended-stay);

           (e) the belief that the Merger would allow the combined company to improve operating efficiencies, reduce costs and achieve synergies, particularly in the areas of reservations systems, information system development and maintenance, physical plant, purchasing, accounting and payroll; and

           (f) the belief that the combined company's fourteen member Board of Directors of New Promus, made up of seven members selected by each of Doubletree and Promus and an Executive Committee comprised of Richard J. Ferris, Peter V. Ueberroth, Michael D. Rose and Raymond E. Schultz, and a seasoned and proven management team drawn from both companies, will provide sound and effective leadership for the combined company.

        (v) STRUCTURE OF MERGER; TERMS OF MERGER AGREEMENT. The Board of Directors of Doubletree considered the terms of the Merger Agreement and its legal and tax implications. The Board of Directors of Doubletree considered the size of the termination fee payable, in certain circumstances, by either party under the Merger Agreement and also considered the Stock Option Agreements, the Stockholder Support Agreement and the exchange ratios of New Promus Stock for Doubletree Common Stock and Promus Common Stock. The Board of Directors of Doubletree considered that the Merger is expected to be accounted for as a pooling of interests transaction and is generally not expected to result in federal income taxes. The Doubletree Board of Directors considered the "merger of equals" transaction structure and the fact that the Promus Exchange Ratio and the

    Doubletree Exchange Ratio are fixed numbers and will not be adjusted in the event that there are any increases or decreases in the in price of either the Doubletree Common Stock or the Promus Common Stock.

        (vi) COUNTERVAILING CONSIDERATIONS. The Board of Directors of Doubletree considered certain factors which may be characterized as countervailing considerations, including:

           (a) The fact that, based on the recent trading prices for Doubletree Common Stock and Promus Common Stock, the Promus stockholders would receive a premium over the then current market price of Promus Common Stock (which premium was 19.2% based on the closing stock prices of Doubletree and Promus on August 29, 1997, or 6.7% based on the average of stock prices of Doubletree and Promus was for the 30-day period ending on August 29, 1997); see "Comparative Market Prices and Dividends." While the Doubletree Board would have preferred that the Merger not involve a premium or discount for either side, it was felt that Promus would not agree to the transaction without a premium, and the amount of the premium, when viewed in the context of recent trading averages for the two stocks, was not viewed as inappropriate.

           (b) The risks inherent in attempting to successfully integrate the management of Doubletree and Promus into an effective leadership organization and the difficulties that may be encountered in achieving the anticipated synergies from the Merger.

           (c) The concern over the (as of then) undetermined location of the combined company's corporate offices and the possibility that key employees and members of the management of Doubletree or Promus, may not be willing to relocate and therefore may leave Doubletree or Promus, as the case may be.

           (d) The voting power dilution of the Merger to the Doubletree stockholders, resulting in Doubletree's stockholder's ownership of roughly 44% of the shares of the combined company after the consummation of the Merger (as opposed to 100% prior thereto). This factor was not viewed as being as significant as those referred to above.

    In addition, the Doubletree Board reviewed the severance arrangements of executive officers of Doubletree and other employee benefit provisions of the Merger Agreement described below under "--Interests of Certain Persons in the Merger." The Doubletree Board was aware that such arrangements would give certain individuals interests in the Merger that were in addition to their interests as stockholders of Doubletree generally.

    The foregoing discussion of the information and factors considered and given weight by the Doubletree Board of Directors is not intended to be exhaustive but is believed to include all material factors considered by the Board of Directors of Doubletree. In addition, in reaching the determination to approve and recommend approval and adoption of the Merger Agreement, in view of the wide variety of factors considered in connection with its evaluation thereof, the Board of Directors of Doubletree did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to the different factors. The Doubletree Board did not attempt to analyze the fairness of the Exchange Ratio in isolation from the considerations as to the businesses of Doubletree and Promus, the strategic merits of the Merger or the other considerations referred to above. The Doubletree Board did, however, take into account, and placed reliance upon, the analyses performed by, and the opinion rendered by, Morgan Stanley as to the fairness, from a financial point of view, of the Exchange Ratio. The Board of Directors of Doubletree also did not distinguish between factors that support a determination that the Merger is "fair" and factors that support a determination that the Merger is in the "best interests" of Doubletree's stockholders.

    THE DOUBLETREE BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE TERMS OF

THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, DOUBLETREE AND ITS STOCKHOLDERS. THE DOUBLETREE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

    PROMUS. The Promus Board of Directors has determined and believes that the terms of the Merger are fair to, and in the best interests of, Promus and its stockholders. Accordingly, the Promus Board of Directors has approved and adopted the Merger Agreement and the transactions contemplated thereby and recommends its approval and adoption by the stockholders of Promus.

    In reaching its determination, the Promus Board of Directors consulted with Promus management, as well as its legal counsel and financial advisor, and considered a number of positive and negative factors, including:

        (i) PROMUS'S BUSINESS, CONDITION AND PROSPECTS. The Promus Board of Directors considered information with respect to the financial condition, results of operations and business of Promus, on both a historical and prospective basis, and current industry, economic and market conditions. The Promus Board of Directors considered Promus's historical growth strategies, including selective hotel acquisitions and the increase in the number of hotel franchises. Management and Promus's legal and financial representatives made presentations to and provided the Promus Board of Directors with information regarding Promus's financial condition and prospects after conducting business, legal and financial due diligence. In addition, the Promus Board concluded that the Merger should be accretive to Promus's earnings in the first full year, excluding transaction costs. In making such determination, the Promus Board relied primarily on projections of future per share earnings for the combined company (and not on historical earnings per share data).

        (ii) DOUBLETREE'S BUSINESS, CONDITION AND PROSPECTS. The Promus Board of Directors considered information with respect to the financial condition, results of operations and business of Doubletree, on both a historical and prospective basis, and current industry, economic and market conditions. Management and Promus's legal and financial representatives made presentations to and provided the Promus Board of Directors with information regarding Doubletree's financial condition and prospects after conducting business, legal and financial due diligence. In evaluating Doubletree's prospects, the Promus Board of Directors considered, among other things, the performance of Doubletree's hotels, the strength of its management team, the success of its recent hotel acquisitions and the reputation of the Doubletree brand name in the hotel industry. The Promus Board of Directors also considered Doubletree's geographical distribution of hotels and found it to be complementary to the distribution of Promus hotels.

        (iii) OPINION OF BT WOLFENSOHN. The Promus Board of Directors considered the oral opinion delivered on September 1, 1997 by BT Wolfensohn (which was subsequently confirmed in writing on that date) that as of such date the Promus Exchange Ratio, in connection with the Merger pursuant to the Merger Agreement, is fair, from a financial point of view, to the stockholders of Promus. The Promus Board also considered the oral and written presentations made to it by BT Wolfensohn. See "The Merger--Opinion of Financial Advisor to Promus." A copy of BT Wolfensohn's written opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Annex C to this Proxy Statement/Prospectus and is incorporated herein by reference.

        (iv) FIXED EXCHANGE RATIO. The Promus Board of Directors considered that the Promus Exchange Ratio is a fixed number and will not be adjusted in the event of any increases or decreases in the price of either the Promus Common Stock or Doubletree Common Stock. The Promus Board considered that the prices of Promus Common Stock and Doubletree Common Stock at the closing of the Merger may vary from their respective prices at the date of this Joint Proxy Statement/Prospectus and at the date of the Promus Special Meeting and the Doubletree Special Meeting. Such variations may be the result of changes in the business, operations or prospects of Promus or Doubletree, market assessments of the likelihood that the Merger will be consummated, the timing thereof and the prospects of the Merger and post-Merger operations, regulatory considerations, general market and economic conditions and other factors.

        (v) STRATEGIC COMBINATION. The Promus Board of Directors considered that the Merger would combine the strength and maturity of Promus's franchising system with Doubletree's brand presence. Further, it is the opinion of the Promus Board that the management team, growth strategy and hotel brands of Doubletree are complementary to those of Promus. In considering the Merger, the Promus Board of Directors took into account that the combined company will have enhanced market presence. The Promus Board of Directors considered the likelihood that the combination of Promus and Doubletree would create significant opportunities for the development and growth of the companies on a combined basis, including international development as well as further growth into the luxury and vacation interval ownership market segments. The Promus Board also considered that the management of New Promus will implement Promus's 100% Satisfaction Guarantee program at all of New Promus's hotel properties.

        (vi) FINANCIAL CONDITION. The Promus Board of Directors considered the likelihood that the Merger would enable Promus and Doubletree to realize higher total revenues and cash flows through a number of means, including the cross selling of hotel brands, the increase of franchise sales of Doubletree brands and the generation of preferred vendor fees to Promus. The Promus Board of Directors also considered the likelihood that a combination with Doubletree would allow New Promus to enjoy opportunities for operating efficiencies, cost reductions and synergies as a result of the Merger, particularly through the integration of information systems and support functions and the combined purchasing power of the two companies. The Promus Board also considered as a negative factor the fact that Doubletree is more leveraged than Promus.

        (vii) TERMS OF THE MERGER. The Promus Board of Directors considered the terms and conditions of the Merger Agreement, the Stock Option Agreements and the Stockholder Support Agreement, including the terms of the Merger Agreement that allow Doubletree or Promus to terminate the Merger Agreement under certain circumstances upon payment to the other party of a $45 million termination fee. The Promus Board of Directors considered such a termination fee in light of the range of fees payable in comparable transactions. The Promus Board also considered that, pursuant to the Stockholder Support Agreement, the holders of over 39% of the outstanding shares of Doubletree Common Stock have agreed to vote their shares of Doubletree Common Stock in favor of the Merger Agreement. The Promus Board also considered the fact that the Merger is expected to be accounted for as a pooling of interests transaction and is generally not expected to result in federal income taxes.

        (viii) MANAGEMENT AND OWNERSHIP OF NEW PROMUS. The Promus Board of Directors considered that the combined company will have a Board of Directors consisting of fourteen members, with seven members selected by each of Promus and Doubletree and an Executive Committee, which will initially be comprised of Raymond E. Schultz, Richard J. Ferris, Michael D. Rose and Peter V. Ueberroth. The Promus Board considered the likelihood that the management teams of Promus and Doubletree will complement each other and work well together in the combined company (as well as the corresponding risk that the companies might not succeed in integrating management teams). The Promus Board also discussed and took into consideration the employment, severance and other arrangements benefitting officers and directors of Promus provided for in the Merger Agreement and described below under the caption "--Interests of Certain Persons in the Merger." The Promus Board also considered the pro forma ownership of New Promus, noting that Promus stockholders would own approximately 54% of New Promus and Doubletree stockholders would own approximately 46%. As a company with no concentrated voting control, however, the Promus Board did not assign any significance to the fact that the Merger would further dilute the voting control of Promus Stockholders.

         (ix) INTEGRATION OF OPERATIONS; NONREALIZATION OF SYNERGIES. As described above, the Promus Board of Directors considered the extent to which the Merger would provide opportunities for revenue growth and operating cost savings that might not otherwise be available. However, the

    Promus Board also took into account that the Merger involves the integration of two companies that have previously operated independently. The Promus Board of Directors considered as a negative factor the possibility that New Promus will not be able to integrate the respective operations of Promus and Doubletree without encountering difficulties or experiencing the loss of key Promus or Doubletree personnel due to relocation or other reasons and the possibility that the benefits expected from such integration will not be realized. In addition, the Promus Board considered the possibility that New Promus will not be able to realize anticipated operating synergies and cost reductions from the Merger.

    The foregoing discussion of the information and factors considered and given weight by the Promus Board of Directors is not intended to be exhaustive but is believed to include all material factors considered by Board of Directors of Promus. In addition, in reaching the determination to approve and recommend approval and adoption of the Merger Agreement, in view of the wide variety of factors considered in connection with its evaluation thereof, the Board of Directors of Promus did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to the different factors. In determining that the terms of the Merger are fair to, and in the best interests of, Promus and its stockholders, the Promus Board considered all of the foregoing factors, including, with respect to its analysis of the fairness of the Exchange Ratios from a financial point of view, the opinion of BT Wolfensohn and the oral presentations by Promus's executive management regarding its independent financial analysis of Promus, Doubletree and New Promus. However, the Board of Directors of Promus did not distinguish between factors that support a determination that the Merger is "fair" and factors that support a determination that the Merger is in the "best interests" of Promus's stockholders.

    THE PROMUS BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, PROMUS AND ITS STOCKHOLDERS. THE PROMUS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

OPINION OF FINANCIAL ADVISOR TO DOUBLETREE

    Morgan Stanley was retained by Doubletree to act as its financial advisor in connection with the Merger and related matters based upon Morgan Stanley's experience and expertise. On September 1, 1997, Morgan Stanley rendered to the Board of Directors of Doubletree an oral opinion, confirmed in writing as of such date, to the effect that, as of such date and based on and subject to certain considerations stated therein, the Doubletree Exchange Ratio, taking into account the Promus Exchange Ratio, pursuant to the Merger Agreement was fair from a financial point of view to the holders of shares of Doubletree Common Stock. Morgan Stanley has consented to the use of its name and the summary of the Morgan Stanley opinion in this Joint Proxy Statement/Prospectus.

    THE FULL TEXT OF THE MORGAN STANLEY OPINION DATED SEPTEMBER 1, 1997, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX B TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. HOLDERS OF DOUBLETREE COMMON STOCK ARE URGED TO, AND SHOULD, READ THE MORGAN STANLEY OPINION CAREFULLY AND IN ITS ENTIRETY. THE MORGAN STANLEY OPINION IS DIRECTED TO THE BOARD OF DIRECTORS OF DOUBLETREE AND IS LIMITED TO THE FAIRNESS OF THE DOUBLETREE EXCHANGE RATIO, TAKING INTO ACCOUNT THE PROMUS EXCHANGE RATIO, FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF SHARES OF DOUBLETREE COMMON STOCK, AND IT DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER NOR DOES IT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF DOUBLETREE COMMON STOCK AS TO HOW TO VOTE AT THE DOUBLETREE SPECIAL MEETING. THE SUMMARY OF THE MORGAN STANLEY OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In arriving at its opinion, Morgan Stanley: (i) reviewed certain publicly available financial statements and other information of Promus and Doubletree;
(ii) reviewed certain internal financial statements and other financial and operating data concerning Doubletree prepared by the management of Doubletree;
(iii) analyzed certain financial projections prepared by the management of Doubletree; (iv) discussed the past and current operations and financial condition and the prospects of Doubletree with senior executives of Doubletree and analyzed the pro forma impact of the Merger on Doubletree's earnings per share; (v) reviewed certain internal financial statements and other financial and operating data concerning Promus prepared by the management of Promus; (vi) analyzed certain financial projections prepared by the management of Promus; (vii) discussed the past and current operations and financial condition and the prospects of Promus with senior executives of Promus; (viii) reviewed the reported prices and trading activity for Doubletree Common Stock and Promus Common Stock; (ix) discussed with the managements of Doubletree and Promus their views of the strategic rationale for the Merger and the cost savings and other synergies expected to result from the Merger; (x) participated in discussions and negotiations among representatives of Doubletree and Promus and their financial and legal advisors; and (xi) reviewed the Merger Agreement, the Stock Option Agreements, and certain related documents.

    In rendering its opinion, Morgan Stanley assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by Morgan Stanley for purposes of its opinion. With respect to financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Doubletree and Promus. Morgan Stanley relied upon, with the consent of Doubletree, the assumptions of the management of Doubletree and Promus regarding cost savings and other synergies that will result from the Merger. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Promus or Doubletree, nor was Morgan Stanley furnished with any such appraisals. Morgan Stanley assumed that the Merger will qualify as a "pooling of interests" business combination for accounting and financial reporting purposes and will generally not result in federal income taxes. Morgan Stanley also assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement. The Morgan Stanley opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date thereof.

    In arriving at its opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition of Doubletree.

    The following is a brief summary of all material analyses performed and factors considered by Morgan Stanley and reviewed with the Board of Directors of Doubletree in connection with the preparation by Morgan Stanley of its oral presentation to the Board of Directors of Doubletree on September 1, 1997.

    PUBLIC MARKET OVERVIEW. Morgan Stanley reviewed certain trading information for each of Doubletree and Promus, including market value, market capitalization and institutional ownership. Morgan Stanley also reviewed historical and forward trading multiples for each company.

    HISTORICAL STOCK PERFORMANCE. Morgan Stanley compared the trading price of the shares of Doubletree Common Stock and Promus Common Stock. This stock performance review indicated that for Doubletree's and Promus's last twelve months ("LTM") ended August 31, 1997, the high and low closing prices for shares of Doubletree Common Stock and Promus Common Stock were $50.00 and $30.69 and $40.25 and $28.25, respectively. The exchange ratios implied by comparing the respective high to low prices and low to high prices of the Promus common stock and Doubletree common stock were 0.505 and 1.311, respectively, compared to the exchange ratio of 0.925 pursuant to the Merger Agreement. The Public Market Overview and the Historical Stock Performance review were performed to provide background information and to add context to the other analyses performed by Morgan Stanley as described below.

    DISCOUNTED CASH FLOW ANALYSIS. Morgan Stanley performed a discounted cash flow analysis to calculate a present value of the stand-alone unlevered free cash flows for Promus and Doubletree. With respect to Doubletree, Morgan Stanley analyzed two scenarios: (i) the "Doubletree Management Case," which was based on certain financial forecasts prepared by Doubletree management and (ii) the "Sensitivity Case" which adjusted the aforementioned Management Case based on several contingencies specified by Doubletree management. With respect to Promus, Morgan Stanley analyzed: (i) the "Promus Management Base Case," based on a series of projections prepared by Doubletree management based on Promus management projections and (ii) the "Sensitivity Case" which adjusted the aforementioned Promus Management Base Case based on several contingencies specified by Doubletree management. For the Doubletree analysis, Morgan Stanley discounted the estimated unleveraged free cash flows using a range of discount rates from 11.0% to 12.0%. The discount rate range was selected based upon a weighted average cost of capital analysis of Doubletree. For the Promus analysis, Morgan Stanley discounted the estimated unleveraged free cash flows using a range of discount rates from 10.5% to 11.5%. The discount rate range was selected based upon a weighted average cost of capital analysis of Promus. Morgan Stanley added to the present values of the cash flows the terminal values of Promus and Doubletree, respectively, in the year 2001, and discounted the terminal value using the same range of discount rates as was used to discount the unleveraged free cash flows. The terminal value was calculated using the terminal multiple method, assuming a range of terminal multiples of earnings before interest, income taxes, depreciation and amortization ("EBITDA") between
10.0 and 12.0 for Doubletree and 11.0 and 13.0 for Promus. Based on this analysis Morgan Stanley calculated a per share equity value of Doubletree ranging from $48.83 to $61.54 based on the Doubletree Management Case and $37.77 to $47.95 using the Sensitivity Case. The per share equity values calculated for Promus ranged from $41.77 to $51.96 in the Promus Management Base Case and $34.85 to $43.58 in the Sensitivity Case. Morgan Stanley noted that, based upon the August 27, 1997 closing price of Doubletree Common Stock of $44.25, the
0.925 exchange ratio implied a value per share of Promus Common Stock of $40.93, which was below the range of values in the Promus Management Base Case and within the range of values in the Sensitivity Case. The results of this analysis helped support Morgan Stanley's fairness opinion.

    HISTORICAL EXCHANGE RATIO ANALYSIS. Morgan Stanley analyzed the historical exchange ratio between Promus Common Stock and Doubletree Common Stock over several time periods. For each time period selected, Morgan Stanley calculated the high, average and low exchange ratios. The time periods selected for the analysis ended on August 29, 1997 and included: last two years, last twelve months, last six months, last 90 days and last 30 days. The ranges of exchange ratios for each of the aforementioned time periods were 0.621 to 1.125, 0.621 to 1.040, 0.757 to 1.040, 0.758 to 0.942 and 0.776 to 0.938, respectively. Morgan
Stanley observed that the exchange ratio pursuant to the Merger Agreement was within each of these ranges. The average exchange ratio for each aforementioned time period was 0.878, 0.821, 0.882, 0.859 and 0.868, respectively. Morgan Stanley also calculated an exchange ratio of 0.893 based on the closing prices of Doubletree Common Stock and Promus Common Stock on August 27, 1997.

    RELATIVE CONTRIBUTION ANALYSIS. Morgan Stanley analyzed the pro forma contribution of each of Doubletree and Promus to New Promus. Such analysis included, among other things, relative contributions of equity value determined in accordance with EBITDA, earnings before interest and income taxes ("EBIT") and net income. Morgan Stanley observed that Doubletree would contribute a range of 47.0% to 49.1 % of 1996 to 1998 projected EBITDA, 41.1% to 45.6% of 1996 to
1998 projected EBIT and 40.0% to 48.5% of 1996 to 1998 projected net income. The ranges of implied exchange ratios between Promus Common Stock and Doubletree Common Stock derived from relative contributions of equity value determined in accordance with EBITDA, EBIT and net income were: (i) 0.825 to 0.899; (ii) 0.910 to 1.141, and (iii) 0.846 to 1.191, respectively. Morgan Stanley observed that the relative ratio pursuant to the Merger Agreement was within the range of exchange ratios suggested by the contribution analysis.

    ANALYSIS OF EXCHANGE RATIO IMPLIED BY DISCOUNTED CASH FLOW ANALYSIS. Morgan Stanley calculated the range of exchange ratios implied by dividing the low end of the value range per Promus share suggested by the various Promus discounted cash flow scenarios by the high end of the value range per Doubletree share suggested by various Doubletree discounted cash flow scenarios and by dividing the high end of the value range per Promus share suggested by the various Promus discounted cash flow scenarios by the low end of the value range per Doubletree share suggested by various Doubletree discounted cash flow scenarios. For the purposes of this analysis, Morgan Stanley compared (i) the Management Case discounted cash flow valuation of Promus to the Management Case discounted cash flow valuation of Doubletree and (ii) the Sensitivity Case discounted cash flow valuation of Promus to the Sensitivity Case discounted cash flow valuation of Doubletree. The exchange ratios between Promus Common Stock and Doubletree Common Stock implied by each of these scenarios were: (i) 0.678 to
1.064 and (ii) 0.727 to 1.154, respectively, compared with the exchange ratio pursuant to the Merger Agreement of 0.925.

    Morgan Stanley observed that the Exchange Ratio in the Merger was within the implied range of exchange ratios suggested by each of the Historical Exchange Ratio Analysis, the Relative Contribution Analysis and the Exchange Ratio Implied by Discounted Cash Flow Analysis, and such facts helped support Morgan Stanley's fairness opinion.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any particular analysis or factor considered by it. Furthermore, selecting any portion of Morgan Stanley's analyses, without considering all analyses, would create an incomplete view of the process underlying the Morgan Stanley opinion. In addition, Morgan Stanley may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of Doubletree or Promus.

    In performing its analysis, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Doubletree and Promus. The analyses performed by Morgan Stanley are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as a part of Morgan Stanley's analysis of whether the Doubletree Exchange Ratio, taking into account the Promus Exchange Ratio, is fair from a financial point of view to the holders of shares of Doubletree Common Stock and were provided to the Board of Directors of Doubletree in connection with the delivery of the Morgan Stanley opinion. The analyses do not purport to be appraisals or to reflect the prices at which Doubletree or Promus might actually be sold. In addition, as described above, the Morgan Stanley opinion, including Morgan Stanley's presentation to the Board of Directors of Doubletree, was one of many factors taken into consideration by the Board of Directors of Doubletree in making its determination to approve the Merger.

    The consideration to be received by holders of Doubletree Common Stock pursuant to the Merger Agreement was determined through negotiations between Doubletree and Promus, and was approved by the Doubletree Board of Directors.

    The Board of Directors of Doubletree retained Morgan Stanley based upon Morgan Stanley's experience and expertise. Morgan Stanley is an internationally recognized investment banking and financial advisory firm. Morgan Stanley, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and financial advisory services. In the ordinary course of its trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of customers, in debt or equity securities of Doubletree and Promus. In the past, Morgan Stanley and it affiliates have provided financial advisory and financing services to Doubletree and its affiliates and Promus and have received fees for the rendering of these services.

    Pursuant to a letter agreement dated August 6, 1997, Doubletree has agreed to pay Morgan Stanley (i) an advisory fee estimated to be $100,000 in the event that the Merger is not consummated, (ii) an agreement fee of $1,000,000, payable upon announcement of the Merger and (iii) an additional cash fee of $6,000,000, if the Merger is consummated. In addition to the foregoing, Doubletree has agreed to reimburse Morgan Stanley for its expenses, including fees and expenses of counsel, and to indemnify Morgan Stanley for liabilities and expenses arising out of the engagement and the transactions in connection therewith including liabilities under federal securities laws.

OPINION OF FINANCIAL ADVISOR TO PROMUS

    BT Wolfensohn has acted as financial advisor to Promus in connection with the Merger. On September 1, 1997, BT Wolfensohn delivered its oral opinion, which opinion was subsequently confirmed in writing on that date (the "BT Wolfensohn Opinion"), to the Promus Board of Directors to the effect that, based upon the assumptions made, matters considered and limits of the review undertaken by BT Wolfensohn, the Promus Exchange Ratio was fair, from a financial point of view, to the stockholders of Promus. BT Wolfensohn has consented to the use of its name and the summary of the BT Wolfensohn opinion in this Joint Proxy Statement/Prospectus.

    A COPY OF THE BT WOLFENSOHN OPINION IS ATTACHED AS ANNEX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. THE BT WOLFENSOHN OPINION IS ADDRESSED TO THE BOARD OF DIRECTORS OF PROMUS AND IS LIMITED TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, TO THE STOCKHOLDERS OF PROMUS OF THE PROMUS EXCHANGE RATIO, AND DOES NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY PROMUS TO ENGAGE IN THE MERGER. THE BT WOLFENSOHN OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF PROMUS OR DOUBLETREE AS TO HOW SUCH STOCKHOLDER SHOULD VOTE ON THE MERGER. THE SUMMARY OF THE BT WOLFENSOHN OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. HOLDERS OF PROMUS COMMON STOCK ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY.

    In connection with BT Wolfensohn's role as financial advisor to Promus, and in arriving at its opinion, BT Wolfensohn has, among other things: (i) reviewed the publicly available consolidated financial statements of Doubletree for recent years and interim periods to date and certain other relevant financial and operating data of Doubletree available from public sources or provided to BT Wolfensohn by Doubletree; (ii) reviewed the publicly available consolidated financial statements of Promus for recent years and interim periods to date and certain other relevant financial and operating data of Promus available from public sources or provided to BT Wolfensohn by Promus; (iii) reviewed certain internal financial and operating information, including certain projections, relating to Promus and Doubletree, provided to BT Wolfensohn by Promus and Doubletree, respectively; (iv) discussed the business, financial condition and prospects of Promus and Doubletree with certain officers and certain members of management of each organization; (v) considered the strategic objectives of Promus as outlined to BT Wolfensohn by Promus management; (vi) reviewed the trading prices and activity for Promus Common Stock and Doubletree Common Stock;
(vii) reviewed the financial terms of the Merger Agreement; (viii) reviewed the financial terms of selected transactions in the lodging industry which BT Wolfensohn believed to be relevant; (ix) reviewed certain public information pertaining to companies engaged in businesses that BT Wolfensohn believed to be generally comparable to those of Promus and Doubletree, including, without limitation, the trading prices for the equity securities of such companies; (x) analyzed the pro forma impact of the Merger on Promus and Doubletree, including with respect to the combined company's earnings per share, consolidated capitalization and financial ratios; and (xi) performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as BT Wolfensohn deemed relevant. (Except to the extent related to the analyses described below, the analyses, examinations and information referenced in clause (xi) were not material to the BT Wolfensohn Opinion.)

    In preparing its opinion, BT Wolfensohn did not assume responsibility for the independent verification of any information, whether publicly available or furnished to it, concerning Promus or Doubletree, including, without limitation, any financial information, forecasts or projections, considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, BT Wolfensohn assumed and relied upon the accuracy and completeness of all such information, and BT Wolfensohn did not conduct a physical inspection of any of the properties or assets, and did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of Promus or Doubletree. With respect to the financial forecasts and projections made available to BT Wolfensohn and used in its analysis, including estimates of the operating savings and other benefits and cost reductions achievable as a result of the Merger, BT Wolfensohn assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Promus or Doubletree as to the matters covered thereby. In rendering its opinion, BT Wolfensohn expressed no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. In addition, BT Wolfensohn expressed no opinion as to prices at which shares of New Promus will trade following the Merger. BT Wolfensohn also assumed that the Merger will qualify for pooling-of-interests accounting treatment in accordance with generally accepted accounting principles and will generally not result in federal income taxes. The BT Wolfensohn Opinion was necessarily based upon economic, market and other conditions as in effect on, and the information made available to BT Wolfensohn as of, the date of such opinion.

    BT Wolfensohn assumed that the Merger will be consummated on the terms and subject to the conditions described in the Merger Agreement, and that all conditions to the consummation of the Merger contained in the Merger Agreement will be satisfied without the waiver of such conditions. BT Wolfensohn also assumed that all necessary governmental and regulatory approvals and consents of third parties will be obtained on terms and conditions that will not have a material adverse effect on Promus or Doubletree. In connection with its engagement, BT Wolfensohn was not authorized to solicit, nor has it solicited, any third-party indications of interest for the acquisition of Promus, nor did BT Wolfensohn review with Promus or its Board of Directors any potential alternative transactions in lieu of the Merger. The terms of the Merger were determined through negotiations between Promus and Doubletree and were approved by the Promus Board of Directors. Although BT Wolfensohn provided advice to Promus during the course of these negotiations, the decision to enter into the Merger Agreement and to accept the Promus Exchange Ratio was solely that of the Promus Board of Directors.

    The following is a brief summary of all material analyses performed by BT Wolfensohn in connection with its opinion and discussed with the Promus Board of Directors on September 1, 1997. In arriving at its opinion, BT Wolfensohn compared the Promus Exchange Ratio and the results implied from such ratio to the ranges of values generated by BT Wolfensohn's analyses.

    CONTRIBUTION ANALYSIS. BT Wolfensohn analyzed and compared the pro forma contributions made by each of Promus and Doubletree to the combined entity, based on a comparison of certain stock market and financial information and projections for each company on a stand-alone basis. Accordingly, this analysis did not take into account any cost savings or revenue enhancements that may result from the Merger. This analysis indicated that Promus would contribute to the combined entity approximately (a) 53.9% of combined net income in 1997, 51.7% in 1998, 51.8% in 1999, and 52.0% in 2000; and (b) 46.8% of the combined cash flow (that is, net income plus depreciation and amortization) in 1997, 45.1% in 1998, 46.3% in 1999, and 47.7% in 2000.

    BT Wolfensohn considered these projected contributions to combined net income and cash flow in light of the proposed Promus Exchange Ratio, which would result in holders of Promus Common Stock owning approximately 54% of the common stock of New Promus following the Merger.

    HISTORICAL EXCHANGE RATIO ANALYSIS. BT Wolfensohn reviewed the daily ratio of the closing trading prices of Promus Common Stock and Doubletree Common Stock for the year ended August 28, 1997. This ratio ranged from 0.621 to 1.040, with a median of 0.827. BT Wolfensohn also reviewed the median historical exchange ratios for specified periods within the year ended August 28, 1997. These ratios ranged from 0.880 to 0.859. The ratio of the closing market prices of Promus Common Stock ($39.13) and Doubletree Common Stock ($46.13) on August 28, 1997 was 0.848. BT Wolfensohn compared each of these historical ratios to the proposed Promus Exchange Ratio of 0.925. BT Wolfensohn observed that the proposed Promus Exchange Ratio is higher than the median historical exchange ratios observed. The positive variance (that is, the difference between the proposed Promus Exchange Ratio and any given median historical exchange ratio) ranged from 0.045 to 0.098. BT Wolfensohn also considered the historical exchange ratios and the Promus Exchange Ratio in light of the closing market prices of Promus Common Stock ($38.81) and Doubletree Common Stock ($50.00) on August 29, 1997.

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
    DISCOUNTED CASH FLOW ANALYSIS. BT Wolfensohn performed a discounted cash flow ("DCF") analysis of Promus and Doubletree using projections (provided by respective managements) for the fiscal years ending December 31, 1997 through December 31, 2001. Projections for Promus after 2001 were provided by Promus management; projections for Doubletree after 2001 were based on the average projected earnings before interest and income taxes ("EBIT") margins and revenue growth rates for the period 1998-2001. In addition, BT Wolfensohn assumed discount rates ranging from 11% to 13%, based on a weighted average cost of capital ("WACC") analysis showing Promus's WACC as 12.4% and Doubletree's WACC as 11.8%. This WACC analysis relied on projected weightings of the cost of equity and the after-tax cost of debt derived from discussions with the managements of Promus and Doubletree.

    DCF analysis is a method of estimating the present value of the stand-alone unlevered cash flows that Promus and Doubletree would be expected to generate if each performed in accordance with certain projections. Because the DCF values were calculated as stand-alone values, no cost savings or revenue enhancements were assumed. BT Wolfensohn calculated DCF values as the sum of the net present values of (1) the projected unlevered free cash flows for each of Promus and Doubletree for the years 1997 through 2006, plus (2) terminal value in the year 2006, calculated as the product of (a) projected EBITDA in 2006 and (b) normalized hotel industry multiples ranging from 8.0x to 10.0x.

    Utilizing the DCF method, BT Wolfensohn calculated a stand-alone valuation reference range for shares of Doubletree Common Stock of $42.32 to $58.94 per share, implying a valuation reference range for Promus of $39.15 to $54.52 per share after applying the Promus Exchange Ratio. BT Wolfensohn compared these results to the stand-alone DCF valuation reference range for Promus of $34.24 to $52.43 per share. In addition, based on the stand-alone valuation reference ranges for Promus and Doubletree, BT Wolfensohn calculated implied exchange ratios of a share of Doubletree Common Stock to a share of Promus Common Stock ranging from 0.81 to 0.89, as compared with the proposed Promus Exchange Ratio of 0.925.

    COMPARABLE COMPANY ANALYSIS. BT Wolfensohn performed an analysis of the implied transaction price for Promus (based on the 0.925 Promus Exchange Ratio and the closing market price per share of Doubletree Common Stock of $46.13 on August 28, 1997) as a multiple of projected EBITDA and of earnings per share. BT Wolfensohn also analyzed the multiples of such financial performance measures as of the same date for a group of public companies that BT Wolfensohn deemed to be comparable (the "Promus Comparables"): Marriott International, Choice Hotels and Four Seasons (the "Management and Franchise Comparables"); Host Marriott, Red Roof Inns, La Quinta Inns and Sholodge (the "Hotel Ownership Comparables"); and Capstar, Interstate Hotels, Servico, Prime Hospitality, John Q. Hammons Hotel and Bristol Hotels (the "Non-Branded Comparables"). To calculate the trading multiples for the Promus Comparables, BT Wolfensohn used publicly available information concerning historical and projected financial performance for the Promus Comparables, including published historical information, earnings estimates from the Institutional Brokers Estimate System and estimates of EBITDA based on analyst research reports.

    BT Wolfensohn then compared the trading multiples for the Promus Comparables to the implied transaction multiples for Promus. The market values of the Promus Comparables as multiples of estimated 1997 earnings per share ("EPS") ranged from (a) 26.4x to 37.9x for Management and Franchise Comparables, with a median of 30.8x; (b) 10.2x to 18.8x for Hotel Ownership Comparables, with a median of 13.8x; and (c) 10.3x to 26.2x for Non-Branded Comparables, with a median of 21.6x; as compared with an implied transaction multiple of 28.8x for Promus. The market values of the Promus Comparables as multiples of estimated 1998 EPS of the Promus Comparables ranged from (x) 22.3x to 32.1x for Management and Franchise Comparables, with a median of 24.4x; (y) 8.6x to 14.9x for Hotel Ownership Comparables, with a median of 11.9x; and (z) 9.7x to 20.9x for Non-Branded Comparables, with a median of 17.7x; as compared with an implied transaction multiple of 23.7x for Promus. The market values of the Promus Comparables as multiples of estimated 1997 EBITDA of the Promus Comparables ranged from (a) 11.2x to 16.5x for Management and Franchise Comparables, with a median of 11.6x; (b) 7.2x to 11.1x

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
for Hotel Ownership Comparables, with a median of 8.6x; and (c) 6.9x to 12.0x for Non-Branded Comparables, with a median of 9.7x; as compared to an implied transaction multiple of 13.4x for Promus. The market capitalizations of the Promus Comparables as multiples of estimated 1998 EBITDA of the Promus Comparables ranged from (x) 9.4x to 13.9x for Management and Franchise Comparables, with a median of 10.5x; (y) 5.6x to 9.0x for Hotel Ownership Comparables, with a median of 7.3x; and (z) 6.0x to 9.2x for Non-Branded Comparables, with a median of 7.8x; as compared with an implied transaction multiple of 11.5x for Promus.

    None of the companies utilized as a comparison is identical to Promus, Doubletree or the business segment for which a comparison is being made. Accordingly, an analysis of publicly traded comparable companies is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in BT Wolfensohn's opinion, concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies.

    PRO FORMA COMBINATION ANALYSIS. BT Wolfensohn analyzed the pro forma impact of the Merger on Promus's EPS for the fiscal years ended 1998 through 2001. The analysis was performed utilizing stand-alone earnings estimated for the fiscal years ended 1998 through 2000 for Promus and Doubletree based on certain financial projections prepared by the respective managements of each company. Based on such analysis, the Merger will be accretive to Promus's EPS without considering any cost savings or transaction costs that may result from the Merger. BT Wolfensohn considered the pro forma impact of the Merger on Promus's coverage ratios. In this regard, BT Wolfensohn noted that while the pro forma debt/capital ratios for New Promus are greater than the projected Promus stand-alone ratio, and the pro forma EBITDA/ interest ratios (calculated without considering any cost savings or transaction costs that may result from the Merger) for New Promus are less than the projected Promus stand-alone ratio, the New Promus ratios are projected to improve over time and remain within published S&P 3-year median credit rating ratios for investment grade companies. BT Wolfensohn also considered pro forma DCF reference values of New Promus, prepared by combining stand-alone projections provided by respective managements and in accordance with the procedures described under the caption "Discounted Cash Flow Analysis" above. In this analysis, BT Wolfensohn included a hypothetical $20 million of transaction expenses. BT Wolfensohn compared pro forma DCF reference valuations implied for Promus shareholders (the "Implied Promus Valuation") to Promus stand-alone valuations (the "Stand-alone Promus Valuation"). BT Wolfensohn observed that the Implied Promus Valuation compared favorably to the Stand-alone Promus Valuation without considering any cost savings or incremental transaction expenses greater than $20 million that may result from the Merger.

    COMPARABLE TRANSACTIONS ANALYSIS. BT Wolfensohn reviewed and analyzed certain financial, operating and stock market information relating to selected merger transactions. BT Wolfensohn analyzed seven transactions that had closed or were currently pending involving the acquisition of companies in the lodging industry (the "Lodging Transactions"). The Lodging Transactions and the date each such transaction was announced are as follows: Patriot American Hospitality/Wyndham Hotel Corporation (April 14, 1997); Marriott International Corp./Renaissance Hotels, Inc. (February 18, 1997); Extended Stay America/ Studio Plus Hotels, Inc. (January 19, 1997); Bristol Hotels/Bass Plc (Holiday Inn portfolio) (December 13, 1996); Interstate Hotels Company/Equity Inns. Inc. (Trust Leasing Inc.) (September 19, 1996); Doubletree Corporation/Red Lions Hotels, Inc. (September 12, 1996); Doubletree Corporation/RFS Inc. (December 19,
1995). Based on available data, this analysis showed that (a) the premium paid to market price for the acquired companies ranged from 9.5% to 59.1%, with a median of 22%; (b) total enterprise value as a multiple of last twelve months' EBITDA for the acquired companies ranged from 7.5x to 29.8x, with a median of 19.3x; and (c) equity value as a multiple of last twelve months' earnings for the acquired companies ranged from 21.2x to 63.1x, with a median of 26.05x.

    Based on its review of the terms of the Lodging Transactions (which each involved the acquisition of one company by another and payment of a premium for the resulting change of control), BT Wolfensohn determined that none of the Lodging Transactions were directly comparable to the Merger (which is structured as a merger of equals). BT Wolfensohn therefore concluded that the multiples observed in the Lodging Transactions did not constitute an appropriate valuation methodology for the Merger.

    BT Wolfensohn also analyzed six merger-of-equals transactions in which the board of directors of the combined company was evenly split: NYNEX/Bell Atlantic (announced April 21, 1996), UtiliCorp United/ Kansas City Power & Light Company (announced January 19, 1996), The Upjohn Company/Pharmacia Aktiebolag (announced August 20, 1995), Northern States Power Company/Wisconsin Energy Corporation (announced April 28, 1995), Lockheed Corporation/Martin Marietta Corporation (announced August 29, 1994), and KeyCorp/Society Corporation (announced October 1, 1993). This analysis indicated that the exchange ratios for such transactions ranged from 0.768 to 1.630, generating implied share prices at premiums (or discounts) ranging from 1.7% to -1.7% and 19.2% to -16.1% for the respective parties to such transactions, based on share prices one day prior to the announcement of such transactions. Based on currently outstanding shares and the August 28, 1997 closing market prices for Promus Common Stock and Doubletree Common Stock, the implied transaction price for Promus resulting from the Promus Exchange Ratio represents a premium above the market price for Promus Common Stock of approximately 9.0%.

    Because the reasons for, and circumstances surrounding, each of the transactions analyzed were so diverse, and due to the inherent differences between the operations and financial conditions of Promus and the selected companies, BT Wolfensohn believes that a comparable transaction analysis is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in BT Wolfensohn's opinion, concerning differences between the characteristics of these transactions and the Merger that could affect the value of the subject companies and businesses and Promus.

    OTHER MATTERS RELATING TO THE BT WOLFENSOHN OPINION. The preparation of a fairness opinion is a complex process involving the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. BT Wolfensohn believes that its analyses must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading view of the process underlying the opinion. Accordingly, BT Wolfensohn did not assign specific weights to any particular analyses.

    In conducting its analyses and arriving at its opinions, Wolfensohn utilized a variety of generally accepted valuation methods. In its analyses, Wolfensohn made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond Promus's or Doubletree's control. Estimates or forecasts of future results incorporated in the analyses performed by BT Wolfensohn are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than any such estimates or forecasts. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of Promus, Doubletree or their respective advisors, none of Promus, Doubletree, BT Wolfensohn or any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.

    Promus selected BT Wolfensohn as financial advisor in connection with the Merger based on BT Wolfensohn's qualifications, expertise, reputation and experience in transactions similar to the Merger. Promus has retained BT Wolfensohn pursuant to a letter agreement dated August 15, 1997 (the "Engagement Letter"). As compensation for BT Wolfensohn's services in connection with the Merger, Promus has agreed to pay BT Wolfensohn a cash fee of $1,000,000 and, if the Merger is consummated, an additional cash fee of $6,000,000. Regardless of whether the Merger is consummated, Promus has agreed to reimburse BT Wolfensohn for all reasonable fees and disbursements of BT Wolfensohn's counsel and all of BT Wolfensohn's reasonable travel and other out-of-pocket expenses incurred in connection with the Merger or otherwise arising out of the retention of BT Wolfensohn under the Engagement Letter. Promus

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
has also agreed to indemnify BT Wolfensohn and certain related persons to the full extent lawful against certain liabilities, including certain liabilities under the federal securities laws, arising out of its engagement or the Merger.

    BT Wolfensohn is engaged in the merger and acquisition and client advisory business of Bankers Trust and, for legal and regulatory purposes, is a division of BT Alex. Brown Incorporated, a registered broker dealer and member of the NYSE. BT Wolfensohn is familiar with Promus, having provided financial advisory and investment banking services to Promus for a number of years. BT Wolfensohn receives fees for the rendering of these services. BT Wolfensohn or its affiliates may actively trade equity securities of Promus or Doubletree for their own account or the account of their customers and, accordingly, may from time to time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendations of the Boards of Directors of Doubletree and Promus with respect to the Merger, Doubletree and Promus stockholders should be aware that certain members of management of Doubletree and Promus and of the Doubletree Board of Directors and the Promus Board of Directors have interests in the Merger that are different from, or in addition to, the interests of the stockholders of Doubletree and Promus generally. The Board of Directors of each of Doubletree and Promus was aware of such interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby.

    BOARD OF DIRECTORS, COMMITTEES AND MANAGEMENT OF NEW PROMUS. As provided in the Merger Agreement, upon the filing of certificates of merger with the Secretary of State of the State of Delaware or at such later time as specified therein (the "Effective Time"), the New Promus Board of Directors will consist of 14 directors, seven of which will be designated by Doubletree (the "Initial Doubletree Directors") and seven of which will be designated by Promus (the "Initial Promus Directors'). Two, two and three of the Initial Doubletree Directors will be Class I, II and III directors of New Promus, respectively, and two, three and two of the Initial Promus Directors will be Class I, II and III directors of New Promus, respectively. The Merger Agreement also provides that until December 31, 2002, (a) the Board of Directors of New Promus and each committee of the Board as constituted following each election of directors shall consist of equal numbers of Doubletree Directors (as defined below) and Promus Directors (as defined below), and (b) the size of the Board of Directors of New Promus and each committee of the Board shall not be increased unless such increase is approved by 75% of the directors of New Promus. If at any time prior to December 31, 2002, the number of Doubletree Directors and Promus Directors serving, or that would be serving following the next stockholders' meeting at which directors of New Promus are to be elected, as directors of New Promus or as members of any such committee, would not be equal, then, subject to their fiduciary duties, the Board of Directors of New Promus and the Human Resources Committee thereof shall nominate for election at the next stockholders' meeting at which directors are to be elected, such person or persons as may be requested by the remaining Doubletree Directors (if the number of Doubletree Directors is, or would otherwise become, less than the number of Promus Directors) or by the remaining Promus Directors (if the number of Promus Directors is, or would otherwise become, less than the number of Doubletree Directors) to ensure that there shall be an equal number of Doubletree Directors and Promus Directors. The term "Doubletree Director" means (i) any Initial Doubletree Director and (ii) any person who becomes a director of New Promus pursuant to the preceding sentence and who is designated by the then Doubletree Directors. The term "Promus Director" means (i) any Initial Promus Director and (ii) any person who becomes a director of New Promus pursuant to the second preceding sentence and who is designated by the then Promus Directors. The Bylaws of New Promus provide that the above provisions may be amended by the Board of Directors of New Promus only with the approval of 75% of the directors of New Promus.

    The Board of Directors of New Promus will have an Executive Committee comprised of Messrs. Ferris, Rose, Schultz and Ueberroth. In addition, Mr. Kelleher will be an ex-officio member of the

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
Executive Committee, with the right to attend, but not vote at, all meetings of the Executive Committee. The non-employee members of the Executive Committee will be paid $300,000 annually as compensation for serving on such Committee. See "The Combined Company--Directors and Executive Officers." The Board of Directors of New Promus also will have a Human Resources Committee, which is expected to be chaired by Dale Frey.

    At the Effective Time, pursuant to the terms of the employment agreements described below under "--Interests of Certain Persons in the Merger--Employment Agreements," (i) Raymond E. Schultz, the current President and Chief Executive Officer of Promus, will become Chief Executive Officer and Chairman of the Board of New Promus; (ii) Richard M. Kelleher, the current President and Chief Executive Officer of Doubletree, will become the President and Chief Operating Officer of New Promus, (iii) William L. Perocchi, the current Executive Vice President and Chief Financial Officer of Doubletree, will become the Executive Vice President and Chief Financial Officer of New Promus and (iv) Thomas L. Keltner, the current Executive Vice President and Chief Development Officer of Promus, will become the Executive Vice President and Chief Development Officer of New Promus. Mr. Schultz will continue as Chairman of the Board and Chief Executive Officer of New Promus until his retirement and, pursuant to the terms of Mr. Kelleher's employment agreement and subject to the Bylaws of New Promus, Mr. Kelleher will succeed Mr. Schultz as Chairman of the Board and Chief Executive Officer of New Promus. The provisions of the New Promus Bylaws governing Mr. Kelleher's succession to Mr. Schultz as Chairman of the Board and Chief Executive Officer of New Promus may only be amended, altered or repealed through a vote by 75% of the Board of Directors of New Promus.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS OF DOUBLETREE AND PROMUS. The Merger Agreement provides that (a) from and after the Effective Time, New Promus will, and will cause Promus and Doubletree to, indemnify and hold harmless each present and former director and officer of Doubletree and Promus (the "Indemnified Parties"), against any costs or expenses (including attorneys'
fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that Doubletree or Promus, as the case may be, would have been permitted under Delaware law and its certificate of incorporation or bylaws in effect on the date of the Merger Agreement to indemnify such Indemnified Party, and (b) for a period of six years after the Effective Time, New Promus will cause to be maintained in effect policies of directors' and officers' liability insurance with coverage in amount and scope at least as favorable as Doubletree's and Promus's existing coverage (provided the annual aggregate premium does not exceed 200% of the annual premium currently paid by Doubletree and Promus for such coverage) with respect to claims arising from facts or events which occurred on or before the Effective Time.

    EMPLOYMENT AGREEMENTS. Prior to the closing of the Merger, New Promus will enter into employment agreements with Messrs. Schultz, Kelleher, Perocchi and Keltner. New Promus will employ Mr. Schultz as Chairman of the Board and Chief Executive Officer of New Promus from the Effective Time until December 31, 1999. Mr. Kelleher initially will be employed as President and Chief Operating Officer of New Promus. Mr. Kelleher's employment agreement, which will have an initial term of five years, will provide that upon Mr. Schultz's retirement, Mr. Kelleher will succeed Mr. Schultz as Chairman of the Board and Chief Executive Officer of New Promus. Both Mr. Schultz's and Mr. Kelleher's initial annual salary will be set by the Human Resources Committee and thereafter will be subject to merit increases as may be approved by the Human Resources Committee. During the terms of their respective employment agreements, Mr. Schultz and Mr. Kelleher will each be eligible for benefits available to other executives, including eligibility for bonus compensation in the form of stock options and restricted stock awards as may be approved by the Human Resources Committee. If the employment agreement of Mr. Schultz or Mr. Kelleher is terminated without "cause" by New Promus or for "good reason" (each as defined in the employment agreement) by the employee, Mr. Schultz or Mr. Kelleher, as the case may be, will receive a lump sum payment equal to the sum of (i) his then current base salary, (ii) his then current target annual bonus or the prior year's annual bonus, if greater, and (iii) a benefit allowance of 25% of his then current base salary (such sum referred to as the "Base Amount") times three. In addition, with respect to Mr. Schultz, upon a termination without "cause" or a resignation for any reason, unvested options and restricted stock issued after the Merger to Mr. Schultz which are scheduled to vest over the next two years shall immediately vest upon the date of termination, and all other unvested options and restricted stock issued after the Merger to Mr. Schultz will continue to vest and, in the case of options, be exercisable, pursuant to the terms of such options and restricted stock as if such termination or resignation had not occurred. With respect to Mr. Kelleher, upon a termination without "cause" or resignation for "good reason," all unvested options and restricted stock issued after the Merger to Mr. Kelleher will continue to vest and, in the case of options, be exercisable, pursuant to the terms of such options and restricted stock as if such termination or resignation had not occurred. Upon termination of Mr. Schultz's or Mr. Kelleher's employment for "cause," their respective unvested options and restricted stock will be cancelled. In the event that Mr. Schultz or Mr. Kelleher becomes entitled to a lump sum payment as described above which is subject to taxation under Section 4999 (the "Excise Tax") of the Internal Revenue Code, the employment agreements of Mr. Schultz and Mr. Kelleher will provide that New Promus will pay Mr. Schultz or Mr. Kelleher, as the case may be, an additional amount (the "Gross-Up Payment") such that the net amount retained by Mr. Schultz or Mr. Kelleher, as the case may be, after deduction of the Excise Tax on the lump sum payment and all Excise Tax and other taxes on the Gross-Up Payment shall equal the initial lump sum amount. After the termination of his employment with New Promus, Mr. Schultz or Mr. Kelleher, as the case may be, will be entitled to receive group insurance benefits at New Promus's cost for his lifetime similar to the benefits provided to any retired management director of New Promus. The employment agreements of Mr. Schultz and Mr. Kelleher provide for certain restrictive covenants relating to nondisclosure of confidential information, nonsolicitation of protected employees, and noninterference with company opportunities for a period of two years following the termination of employment. New Promus will indemnify and hold Mr. Schultz and Mr. Kelleher harmless for any costs or liabilities arising out of or pertaining to matters existing or occurring at or prior to their termination of employment. For a period of six years after Mr. Schultz's and Mr. Kelleher's termination of employment, New Promus shall maintain in effect liability insurance with coverage in amount and scope at least as favorable as coverage existing on the date of termination of employment. If Mr. Schultz's or Mr. Kelleher's employment is terminated under circumstances that entitle him to payment under his severance agreement (described below), Mr. Schultz or Mr. Kelleher, as the case may be, would be entitled to receive the severance payments under his severance agreement (if then in force) in lieu of the severance payments under his employment agreement, but would still be entitled to the lifetime group insurance benefits and vesting of options and restricted stock to the extent provided in the employment agreement.

    The employment agreements to be entered into with Messrs. Perocchi and Keltner will be substantially similar to the employment agreement to be entered into with Mr. Schultz and Mr. Kelleher, except that Mr. Perocchi will be employed as Executive Vice President and Chief Financial Officer, and Mr. Keltner will be employed as Executive Vice President and Chief Development Officer. In addition, upon a termination without "cause" or a resignation for "good reason," all unvested options and restricted stock issued after the Merger to Mr. Perocchi or Mr. Keltner, as the case may be, shall continue to vest and, in the case of options, be exercisable, pursuant to the terms of such options and restricted stock as if such termination or resignation had not occurred. The provisions of the New Promus Bylaws require that, until such time as Mr. Kelleher succeeds Mr. Schultz as Chairman of the Board and Chief Executive Officer of New Promus, Mr. Perocchi shall serve as Executive Vice President and Chief Financial Officer of New Promus, unless 75% or more of the members of the New Promus Board of Directors vote otherwise.

    SEVERANCE AGREEMENTS. In connection with the Merger, Doubletree entered into severance agreements with 43 officers of Doubletree (including eight executive officers) which provide certain benefits in the event of the termination of such officer's employment without "cause" or by such officer for "good

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
reason" (each as defined in the severance agreements) or, in the case of Messrs. Kelleher and Perocchi, by such officer for any reason, within two years after a "reorganization event" of Doubletree (or until Mr. Kelleher becomes Chairman and Chief Executive Officer of New Promus, if later). The Merger will constitute such a "reorganization event" with respect to both companies. Severance payments under these agreements will equal three times the Base Amount for Senior Vice Presidents and above, and two times the Base Amount for other officers. In the event that an employee becomes entitled to a severance payment as described above, which is subject to the Excise Tax of the Internal Revenue Code, the severance agreement provides that New Promus shall pay such employee an additional amount (the "Gross-Up Payment") such that the net amount retained by the employee after deduction of the Excise Tax on the lump sum payment and all Excise Tax and other taxes on the Gross-Up Payment shall equal the initial lump sum amount. In addition, upon consummation of the Merger, Mr. Kelleher will receive a $600,000 payment in connection with the termination of his existing severance arrangements with Doubletree.

    In connection with the Merger, Promus entered into severance agreements (or amendments to pre-existing severance agreements) with 45 officers and employees of Promus (including seven executive officers) which provide certain benefits in the event of the termination of such officer's or employee's employment without cause or by such officer or employee for good reason (or, in certain cases, by such officer or employee for any reason) within two years (three years in the case of one officer) after the closing of the Merger. Severance payments under these agreements will equal three times the Base Amount for certain corporate officers, and two times the Base Amount for division officers and certain other officers and executives. In the event that an employee becomes entitled to a severance payment as described above, which is subject to an Excise Tax, the employment agreement provides that New Promus shall pay such employee a Gross-Up Payment such that the net amount retained by the employee after deduction of the Excise Tax on the lump sum payment and all Excise Tax and other taxes on the Gross-Up Payment shall equal the initial lump sum amount.

    For a summary of the estimated maximum value of the severance benefits provided to the executive officers of Doubletree and Promus following consummation of the Merger, see the table below under "--Stock Options and Restricted Stock."

    Doubletree and Promus also entered into new severance agreements and/or adopted new severance policies with respect to certain other employees of Doubletree and Promus, respectively.

    Prior to the commencement of discussions between Promus and Doubletree with respect to the Merger, Promus had entered into severance agreements with certain of its corporate officers, including Messrs. Schultz and Rose. With respect to the agreements with officers other than Messrs. Schultz and Rose, these agreements were amended simultaneously with the execution of the severance agreements described above. With respect to the agreements with officers other than Messrs. Schultz and Rose, the amendments had the effect of excluding the Merger and the execution of the Merger Agreement from the definition of a "change of control" or "potential change in control" and to provide that these earlier severance agreements would terminate upon the closing of the Merger. The amendments also had the effect of changing the circumstance in which benefits arise, and the potential amount payable in the event of a change of control other than the Merger. With respect to Messrs. Schultz and Rose, the pre-existing severance agreements have been amended to include the foregoing provision.

    STOCK OPTIONS AND RESTRICTED STOCK. The Amended and Restated Equity Participation Plan of Doubletree Corporation, as amended (the "Doubletree Incentive Plan"), provides for vesting of options and restricted stock upon a "change in control." The Merger will constitute a change in control under the Doubletree Incentive Plan. As a result, all of the currently unvested options and restricted stock outstanding under the Doubletree Incentive Plan will become fully vested and immediately exercisable upon consummation of the Merger. The treatment in the Merger of outstanding options and restricted stock granted under the Doubletree Incentive Plan is described under "The Merger Agreement--Certain Covenants--Stock Plans."

    The Promus 1995 Stock Option Plan and the Promus 1995 Restricted Stock Plan (collectively, the "Promus Incentive Plans") provide for vesting of options and restricted stock upon a "change in control." The Merger will constitute a change in control under the Promus Incentive Plans. As a result, all of the options and restricted stock outstanding under the Promus Incentive Plans will become fully vested upon consummation of the Merger. The treatment in the Merger of outstanding options and restricted stock granted under the Promus Incentive Plans is described under "The Merger Agreement--Certain Covenants--Stock Plans."

    The following table sets forth the estimated maximum value of certain benefits afforded to the named executive officers, all executive officers as a group, non-employee directors and all non-employee directors as a group of Doubletree and Promus in connection with the Merger, including the amount of severance payments that would be made to the such executive officers (assuming for purposes of presentation that such executive officers are terminated within the first year following the Merger) and the value of outstanding stock options and restricted stock held by such executive officers and directors of Doubletree and Promus which will be accelerated as a result of the Merger:

          ESTIMATED MAXIMUM VALUE OF POTENTIAL BENEFITS TO DOUBLETREE
                  AND PROMUS EXECUTIVE OFFICERS AND DIRECTORS

                                                                         ESTIMATED        ESTIMATED        ESTIMATED
                                                          ESTIMATED       VALUE OF        VALUE OF          VALUE OF
                                                          VALUE OF     UNVESTED STOCK    RESTRICTED          TOTAL
                                                         CONTINGENT       OPTIONS           STOCK          POTENTIAL
                                                          SEVERANCE    ACCELERATED BY    ACCELERATED     BENEFITS FROM
EXECUTIVE OFFICERS AND DIRECTORS                         PAYMENT(1)      MERGER(2)      BY MERGER(3)       MERGER(4)
------------------------------------------------------  -------------  --------------  ---------------  ----------------
PROMUS
  NAMED EXECUTIVE OFFICERS:
  Donald H. Dempsey...................................  $   1,398,951   $    652,146    $       4,671    $    2,055,768
  Thomas L. Keltner...................................      1,479,165        839,211            2,316         2,320,692
  Michael D. Rose.....................................      1,842,875      2,159,634         --               4,002,509
  Raymond E. Schultz..................................      3,345,195      2,272,417         --               5,617,612
  David C. Sullivan...................................      3,642,695      1,319,125         --               4,961,820
  All Executive Officers as a Group...................     14,293,036      8,449,449           18,841        22,761,326

  NON-EMPLOYEE DIRECTORS:
  U. Bertram Ellis, Jr................................       --              --                23,550            23,550
  Debra J. Fields.....................................       --              --                23,550            23,550
  Christopher W. Hart.................................       --              --                23,550            23,550
  C. Warren Neal......................................       --              --                23,550            23,550
  Ben C. Peternell....................................       --              --                23,550            23,550
  Michael I. Roth.....................................       --              --                23,550            23,550
  Jay Stein...........................................       --              --                23,550            23,550
  Ronald Terry........................................       --              --                23,550            23,550
  All Non-employee Directors as a Group...............       --              --               188,400           188,400

DOUBLETREE
  NAMED EXECUTIVE OFFICERS:
  Richard M. Kelleher.................................      2,362,500(5)   1,825,313         --               4,187,813
  William L. Perocchi.................................      1,485,000      1,101,094         --               2,586,094
  James P. Evans......................................      1,366,200      1,186,875         --               2,553,075
  Margaret Ann Rhoades................................        821,700        978,750         --               1,800,450
  Thomas W. Storey....................................      1,287,000        930,938         --               2,217,938
  All Executive Officers as a Group...................     10,297,500      7,272,031         --              17,569,531

  NON-EMPLOYEE DIRECTORS:
  Richard J. Ferris...................................       --              432,500          832,500         1,265,000
  Peter V. Ueberroth..................................       --              432,500          832,500         1,265,000
  William R. Fatt.....................................       --               71,563            5,720            77,283
  Dale F. Frey........................................       --                3,750            5,720             9,470
  Ronald K. Gamey.....................................       --               71,563            5,720            77,283
  Edward A. Gilhuly...................................       --                9,844            5,720            15,564
  Norman B. Leventhal.................................       --               71,563            5,720            77,283
  Michael W. Michelson................................       --                9,844            5,720            15,564
  John H. Myers.......................................       --              --              --                --
  Priscilla Florence..................................       --                5,000            5,720            10,720
  All Non-employee Directors as a Group...............       --            1,108,127        1,705,040         2,813,167

------------------------

(1) The estimated value of the contingent severance payments that may be made assumes for purposes of presentation that termination of employment occurs within one year following consummation of the Merger. Payment of such amounts is subject to termination of employment under certain circumstances described above under "--Severance Agreements," and it cannot be estimated what amounts, if any, will actually be paid to executive officers. The amounts shown are exclusive of the amounts, if any, that would be required under the Severance Agreements as Gross-Up Payments.

(2) The estimated value represents the number of shares of Promus Common Stock or Doubletree Common Stock, as the case may be, subject to currently unvested stock options that become vested and exercisable as a result of consummating the Merger, multiplied by the "Option Spread." For purposes of this table, the "Option Spread" is the difference between the exercise price per share of each such option and the per share trading price of Doubletree Common Stock or Promus Common Stock, as the case may be, on the record dates of the Special Meetings (Promus: $39.25 per share; Doubletree: $41.625 per share) (the "Record Date Price").

(3) The estimated value represents the number of shares of restricted Doubletree Common Stock or restricted Promus Common Stock, as the case may be, with respect to which the restrictions will lapse as a result of consummating the Merger, multiplied by the Record Date Price (defined above).

(4) The estimated value of the total potential benefits represents the aggregate of the value of contingent severance payments, the value of unvested stock options accelerated by the Merger and the value of restricted stock accelerated by the Merger. Does not include the value of stock options that are fully vested prior to (and thus unaffected by) the Merger.

(5) Does not include a $600,000 payment to be received by Mr. Kelleher upon consummation of the Merger in connection with the termination of his existing severance arrangements with Doubletree.

    OPTION AGREEMENT. Pursuant to an Option Agreement between Doubletree and GE Investment Hotel Partners I, Limited Partnership ("GEHOP") dated June 30, 1994, Doubletree issued to GEHOP an option to purchase 20,000 shares of Doubletree Common Stock at an exercise price of $13.00 per share. As of the record date for the Doubletree Special Meeting, 15,000 of such shares were vested and 5,000 were unvested. Upon consummation of the Merger, all such shares will become fully vested. Certain directors of Doubletree are affiliates of GEHOP.

    SUPPLEMENTAL RETIREMENT. Messrs. Kelleher and Perocchi participate in a Supplemental Executive Retirement Plan ("SERP") maintained by Doubletree. Under the SERP, upon a "Change of Control" of Doubletree, a participant's retirement benefits will be calculated on the basis of an unreduced age 60 normal retirement benefit, regardless of the participant's age at retirement, rather than a reduced age 55 benefit. The Merger will constitute a Change of Control under the SERP. The present value of the additional accrued benefit for Messrs. Kelleher and Perocchi as a result of the Merger will be approximately $526,000 and $222,000, respectively. In the event that SERP benefits become subject to an excise tax under Section 4999 of the Internal Revenue Code, Doubletree will make an additional "gross-up" payment to the participant to account for such tax.

    WARRANTS AND REGISTRATION RIGHTS. In connection with the Merger, New Promus will assume all obligations under a warrant to purchase 262,753 shares of Doubletree Common Stock issued to PT Investments, Inc., an affiliate of General Electric Pension Trust ("GEPT") (the "GEPT Warrant"). Certain directors of Doubletree are affiliates of GEPT. After the Merger, the holder of the GEPT Warrant shall have the right to acquire the same number of shares of New Promus Common Stock as such holder would have been entitled to receive pursuant to the Merger had such holder exercised the GEPT Warrant in full immediately prior to the Merger at an aggregate purchase price equal to the aggregate exercise price for the shares of Doubletree Common Stock purchasable pursuant to the GEPT Warrant immediately prior to the Merger.

    In connection with the Merger, New Promus will enter into a registration rights agreement with certain stockholders of Doubletree, including certain directors and parties affiliated with directors of Doubletree, providing them with certain "demand," "piggyback," and "shelf" registration rights with respect to New Promus Common Stock then owned by them.

ACCOUNTING TREATMENT OF THE MERGER

    The Merger is intended to qualify as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of Doubletree and Promus will be carried forward to the combined company at their recorded amounts, the operating results of New Promus will include the operating results of Doubletree and Promus for the entire fiscal year in which the combination occurs and the reported operating results of the separate companies for prior periods will be combined and restated as the operating results of the combined company. A condition to the Merger is that Doubletree and Promus each receive a letter from their respective independent auditors, KPMG Peat Marwick LLP and Arthur Andersen LLP, regarding their concurrence with the conclusions of the management of Doubletree and Promus that the transactions contemplated by the Merger Agreement, if consummated, will qualify for pooling of interests accounting treatment. See "The Merger--Accounting Treatment of the Merger" and "--Conditions to Obligations to Effect the Merger."

    Pooling of interests accounting treatment requires the sharing of rights and risks among the affiliates of each of the parties to a business combination such that sales of stock by affiliates cannot occur in the period commencing 30 days prior to the consummation of the combination and ending on the date on which the combined company publicly announces financial results covering at least 30 days of combined operations. To ensure that such pooling requirements are satisfied, each of Doubletree and Promus agreed in the Merger Agreement to use all reasonable efforts to obtain written agreements from their respective affiliates containing, among other things, the restrictions described above. See "The Merger--Resales of New Promus Common Stock Issued in Connection with the Merger; Affiliate Agreements."

CERTAIN FEDERAL REGULATORY MATTERS

    The Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") rules and regulations thereunder require that parties of a certain size to a proposed merger or business combination exceeding a certain size file with the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") Notification and Report Forms ("Forms") with respect to such merger or business combination. The parties thereafter are required to observe a waiting period before consummating the reported transaction. In compliance with the HSR Act, Doubletree and Promus filed Forms on October 3, 1997 with the Antitrust Division and the FTC with respect to the Merger. The FTC granted early termination of the applicable waiting period under the HSR Act on October 20, 1997. At any time before or after the Effective Time, the Antitrust Division, the FTC, state antitrust authorities or a private person or entity could seek to enjoin the Merger under the antitrust laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    In the opinion of Dewey Ballantine LLP, counsel to Doubletree, the material federal income tax considerations generally applicable to holders of Doubletree Common Stock who, pursuant to the Doubletree Merger, exchange their Doubletree Common Stock solely for New Promus Common Stock, and in the opinion of Latham & Watkins, counsel to Promus, the material federal income tax considerations generally applicable to holders of Promus Common Stock who, pursuant to the Promus Merger, exchange their Promus Common Stock solely for New Promus Common Stock, are described below. Consummation of the Doubletree Merger is conditioned upon the receipt by Doubletree of an opinion of Dewey Ballantine LLP, based upon reasonably requested representation letters and dated the closing date, to the effect that the Doubletree Merger will be treated for federal income tax purposes as a reorganization described in Section 368(a) of the Code and/or, taken together with the Promus Merger, as a transfer of property to New Promus by holders of Doubletree Common Stock described in Section 351 of the Code. The portion of the discussion below under "Treatment of Holders of Doubletree Common Stock" assumes that the Doubletree Merger will be treated in accordance with the opinion of Dewey Ballantine LLP described in the preceding sentence. Consummation of the Promus Merger is conditioned upon the receipt by Promus of an opinion of Latham & Watkins, based upon reasonably requested representation letters and dated the closing date, to the effect that the Promus Merger will be treated for federal income tax purposes as a reorganization described in Section 368(a) of the Code and/or, taken together with the Doubletree Merger, as a transfer of property to New Promus by holders of Promus Common Stock described in Section 351 of the Code. The portions of the discussion below under "--Treatment of Holders of Promus Common Stock" and "--Cash in Lieu of Fractional Shares" assume that the Promus Merger will be treated in accordance with the opinion of Latham & Watkins described in the preceding sentence.

    The discussion below and the opinions of Dewey Ballantine LLP and Latham & Watkins are based upon current provisions of the Code, currently applicable Treasury regulations, and judicial and administrative decisions and rulings. There can be no assurance that the Internal Revenue Service (the "IRS") will not take a contrary view, and no ruling from the IRS has been or will be sought. Future legislative, judicial or administrative changes or interpretations could alter or modify the statements and conclusions set forth herein, and any such changes or interpretations could be retroactive and could affect the tax consequences to the stockholders of Doubletree and Promus.

    The discussion below and the opinions of Dewey Ballantine LLP and Latham & Watkins do not purport to deal with all aspects of federal income taxation that may affect particular stockholders in light of their individual circumstances, and is not intended for stockholders subject to special treatment under the federal income tax law (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign persons, stockholders who hold their stock as part of a hedge, appreciated financial position, straddle or conversion transaction, stockholders who do not hold their stock as capital assets and stockholders who have acquired their stock upon the exercise of employee options or otherwise as compensation). In addition, the discussion below and the opinions do not consider the effect of any applicable state, local or foreign tax laws.

    TREATMENT OF HOLDERS OF DOUBLETREE COMMON STOCK. A holder of Doubletree Common Stock who, pursuant to the Doubletree Merger, exchanges Doubletree Common Stock for New Promus Common Stock will not recognize gain or loss upon such exchange. (See, however, the discussion below under "-- Transfer Taxes" regarding certain deemed dividends that may arise as a result of the Merger.) Such holder's tax basis in the New Promus Common Stock received pursuant to the Doubletree Merger will be equal to its tax basis in the Doubletree Common Stock surrendered, and its holding period for the New Promus Common Stock will include its holding period for the Doubletree Common Stock surrendered.

    TREATMENT OF HOLDERS OF PROMUS COMMON STOCK. Except as discussed below under "--Cash in Lieu of Fractional Shares," a holder of Promus Common Stock who, pursuant to the Promus Merger, exchanges Promus Common Stock for New Promus Common Stock will not recognize gain or loss upon such exchange. (See, however, the discussion below under "--Transfer Taxes" regarding certain deemed dividends that may arise as a result of the Merger.) Such holder's tax basis in the New Promus Common Stock received pursuant to the Promus Merger will be equal to its tax basis in the Promus Common Stock surrendered (excluding any portion of its tax basis allocated to fractional shares), and its holding period for the New Promus Common Stock will include its holding period for the Promus Common Stock surrendered.

    CASH IN LIEU OF FRACTIONAL SHARES. A holder of Promus Common Stock who receives cash in lieu of fractional shares of New Promus Common Stock will be treated as having received such fractional shares pursuant to the Promus Merger and then as having exchanged such fractional shares for cash in a redemption by New Promus. Any gain or loss attributable to fractional shares generally will be capital gain or loss. The amount of such gain or loss will be equal to the difference between the portion of the holder's tax basis in the Promus Common Stock surrendered in the Promus Merger that is allocated to its fractional share and the cash received in lieu thereof. Any such capital gain or loss will constitute long-term capital gain or loss if the Promus Common Stock has been held by the holder for more than one year at the Effective Time. Long-term capital gain recognized by certain non-corporate stockholders is subject to federal income tax at preferential capital gains rates, and such gain recognized with respect to an asset with a holding period of more than 18 months is subject to federal income tax at further reduced capital gains rates.

    TRANSFER TAXES. Pursuant to the Merger Agreement, Doubletree and Promus will each pay certain New York State Real Estate Transfer Tax and certain other transfer taxes ("Transfer Taxes") that arise as a result of the Merger. Such payments may be considered for federal income tax purposes to be taxable distributions paid to each holder of the corresponding corporation's common stock. In that event, each holder of Doubletree Common Stock or Promus Common Stock would be treated as if it received cash equal to the amount of Transfer Taxes paid on its behalf by Doubletree or Promus, as the case may be. Pursuant to the Merger Agreement and this Joint Proxy Statement/Prospectus, stockholders of Doubletree and Promus will be deemed to have authorized Doubletree and Promus to prepare, file and execute any tax returns related to such Transfer Taxes and to have agreed to be bound by the values and allocations established by Doubletree, Promus or New Promus on any such tax returns relating to Transfer Taxes.

    REPORTING REQUIREMENTS AND BACKUP WITHHOLDING. Each stockholder of Doubletree and Promus receiving New Promus Common Stock as a result of the Merger will be required to retain certain records and file with its federal income tax return a statement setting forth certain facts relating to the Merger.

    Backup withholding at the rate of 31% may apply with respect to certain payments unless the recipient (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A stockholder who does not provide New Promus with its correct taxpayer identification number may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the stockholder's federal income tax liability provided that certain required information is furnished to the IRS.

    New Promus will report to stockholders of New Promus and to the IRS the amount of "reportable payments" and any amount withheld with respect to New Promus Common Stock during each calendar year.

    THE FOREGOING GENERAL DESCRIPTION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS NOT TAX ADVICE AND MAY NOT APPLY TO ALL STOCKHOLDERS OF DOUBLETREE AND PROMUS. ACCORDINGLY, EACH STOCKHOLDER OF DOUBLETREE AND PROMUS IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL OR FOREIGN TAX LAWS.

DELISTING AND DEREGISTRATION OF DOUBLETREE COMMON STOCK AND PROMUS COMMON STOCK;
  LISTING OF NEW PROMUS COMMON STOCK

    Doubletree Common Stock currently is listed for quotation on the Nasdaq National Market ("Nasdaq") under the symbol "TREE." Upon consummation of the Merger, Doubletree Common Stock will be delisted from Nasdaq and deregistered under Securities Exchange Act of 1934, as amended (the "Exchange Act"). Promus Common Stock currently is listed on the New York Stock Exchange (the "NYSE") under the symbol "PRH." Upon consummation of the Merger, Promus Common Stock will be delisted from NYSE and deregistered under the Exchange Act. Application will be made for the listing on the NYSE, the Chicago Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange of the shares of New Promus Common Stock to be issued in the Merger. This listing on the NYSE is a condition to the consummation of the Merger. See "The Merger Agreement--Conditions to Obligations to Effect the Merger." Following the Merger, Doubletree and Promus stockholders will need to exchange their outstanding stock certificates for shares of New Promus Common Stock. See "The Merger Agreement--Exchange of Stock Certificates."

    HOLDERS OF DOUBLETREE COMMON STOCK OR PROMUS COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM FIRST UNION NATIONAL BANK, THE EXCHANGE AGENT THEREFOR.

RESALES OF NEW PROMUS COMMON STOCK ISSUED IN CONNECTION WITH THE MERGER;
  AFFILIATE AGREEMENTS

    New Promus Common Stock issued in connection with the Merger will be freely transferable, except that shares of New Promus Common Stock received by persons who are deemed to be "affiliates" (as such term is defined by Rule 144 under the Securities Act of 1933 (the "Securities Act") of Doubletree or Promus at the Effective Time may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. Doubletree and Promus have agreed that they will use all reasonable efforts to cause each of their executive officers and directors and persons who may be deemed to be "affiliates" to execute a written agreement (an "Affiliate Agreement") providing, among other things, that such person will not offer, sell, transfer or otherwise dispose of any of the shares of New Promus Common Stock obtained as a result of the Merger except in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder. Each Affiliate Agreement also (i) will provide that the affiliate covered by such agreement may not take certain actions that would jeopardize the accounting treatment of the Merger as a "pooling of interests" and (ii) require such affiliate to make certain representations with respect to certain tax matters. This summary is qualified in its entirety by reference to the specific provisions of the Affiliate Agreements, the forms of which are included as exhibits to the Current Report on Form 8-K of Promus filed with the SEC on September 5, 1997 and the Current Report on Form 8-K of Doubletree filed with the SEC on September 5, 1997, as amended. See "Where You Can Find More Information."

NO APPRAISAL RIGHTS

    Holders of Doubletree Common Stock and Promus Common Stock are not entitled to dissenters' or appraisal rights in connection with the Merger because (i) the Doubletree Common Stock was quoted on the Nasdaq on the record date for the Doubletree Special Meeting, (ii) the Promus Common Stock was listed on the NYSE on the record date for the Promus Special Meeting and (iii) the shares of New Promus Common Stock that such holders will be entitled to receive in the Merger will be listed on the NYSE as of the Effective Time.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

    Doubletree and Promus have made forward-looking statements in this document and the documents incorporated by reference herein that are subject to risks and uncertainties. These statements are based on management's beliefs and assumptions, based on information currently available to management. Forward-looking statements include the information concerning possible or assumed future results of operations of Doubletree and Promus set forth (i) under "Summary," "Risk Factors," "The Merger--Background of the Merger," "--Recommendations of the Boards of Directors of Doubletree and Promus; Reasons for the Merger," "--Opinion of Financial Advisor to Doubletree " and "--Opinion of Financial Advisor to Promus," and "Unaudited Pro Forma Financial Information," (ii) under "Business" and "Management's Discussion and Analysis" in each company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q incorporated by reference into this document, (iii) under "The Combined Company--Business and Strategy" and (iv) in this document and the documents incorporated herein by reference preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

    Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and stockholder values of Doubletree, Promus and New Promus may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond Doubletree's and Promus's ability to control or predict. Shareholders are cautioned not to put undue reliance on any forward-looking statements. In addition, Doubletree and Promus do not have any intention or obligation to update forward-looking statements after they distribute this Joint Proxy Statement/Prospectus, even if new information, future events or other circumstances have made them incorrect or misleading. For those statements, Doubletree and Promus claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

    Shareholders of Doubletree and Promus should understand that the following important factors, in addition to those discussed elsewhere in the documents which are incorporated by reference into this Joint Proxy Statement/Prospectus, could affect the future results of New Promus and could cause results to differ materially from those expressed in such forward-looking statements: (i) the effect of economic conditions; (ii) the ability of Doubletree and Promus to successfully integrate their operations; (iii) the impact of competition; and
(iv) customer demand.

                              THE COMBINED COMPANY

    As a result of the Merger, Doubletree and Promus will become wholly-owned subsidiaries of New Promus, which will succeed to the businesses currently conducted by Doubletree and Promus. The corporate headquarters of New Promus will be in Memphis, Tennessee. The executive management of New Promus will be comprised of members of the existing executive management of Doubletree and Promus, with Raymond E. Schultz serving as Chief Executive Officer and Chairman of the Board of New Promus and Richard M. Kelleher serving as the President and Chief Operating Officer of New Promus. The Board of Directors of New Promus will consist of 14 persons (with Doubletree and Promus each selecting seven members) and will have an Executive Committee which will initially be comprised of Mr. Schultz, Richard J. Ferris, Michael D. Rose and Peter V. Ueberroth. In addition, Mr. Kelleher will be an ex-officio member of the Executive Committee. See "--Directors and Executive Officers."

    Management of Doubletree and Promus are jointly reviewing the two companies' operations in order to develop plans and proposals regarding the integration and combination of all functional areas of the combined business. The goal of management of Doubletree and Promus is to complete its transition plan prior to the consummation of the Merger, so that the plan may be implemented as soon thereafter as possible.

    Management of Doubletree and Promus believe that the Merger will create one of the premier hotel management and franchising companies in the United States, with the goal of becoming one of the world's premier hotel companies.

BUSINESS AND STRATEGY

    As a result of the Merger, New Promus will be one of the largest lodging companies in the U.S., with approximately $5 billion in annual system-wide revenues under management or franchise. As of September 30, 1997, on a pro forma basis, New Promus would have owned, operated or franchised 1,180 hotels, with approximately 177,000 rooms. In addition, New Promus would have had more than 40,000 employees in all regions of the United States and its major markets, as well as other selected locations in Canada, Latin America and Asia. In addition, on a pro forma basis for the year ended December 31, 1996, New Promus would have had revenues of $560 million, operating income of $165 million and net income of $90.7 million.

    New Promus's principal business strategy will be to provide its hotel owners with high quality, value-based hotel management and franchise services designed to improve hotel profitability and to deliver excellent service to every hotel guest, every time. As part of implementing this strategy:

    - New Promus will seek to maintain its competitive position in the marketplace by providing strategic distribution of its brands in key segments of the industry. These brands, which will initially include Doubletree Hotels, Embassy Suites, Doubletree Guest Suites, Homewood Suites, Club Hotels by Doubletree, Hampton Inn, Hampton Inn & Suites and Red Lion Hotels & Inns, provide hotel owners and guests with high quality products across all major segments of the industry other than the luxury segment.

    - New Promus will focus on delivering to its hotel owners high quality management and franchising services designed to increase revenues and maximize hotel operating profitability. The combined company will seek to increase revenues by strengthening its brands through continued growth in the number of hotels in its systems and continued high levels of service. The combined company will seek to maintain high operating margins by leveraging its increased size to provide purchasing services to hotel owners at favorable prices, by continuing to focus on minimizing the costs associated with operating under its brand names, and by promoting employee productivity and morale through its employee empowerment programs.

    - New Promus will seek to maximize hotel performance and thus the underlying asset value of the hotel real estate it owns. New Promus expects to realize this value through periodic disposition of such hotel real estate.

    - The value of New Promus's product offerings will be strengthened by Promus's 100% Satisfaction Guarantee program and Doubletree's CARE program. Management of Doubletree and Promus believe that these programs lead to higher guest satisfaction, greater productivity, more guest loyalty and thus higher brand equity value.

    - New Promus will focus on enhancing the reputation of both Doubletree and Promus as hotel employers of choice. By continuing to enhance an employee-focused work environment which results in increased employee retention, New Promus will be able to attract high quality, customer-oriented employees focused on the best possible guest experience.

    New Promus's growth strategy will focus on five areas: (a) improving comparable hotel results; (b) increasing the number of rooms under management or franchise; (c) acquiring other hotel companies; (d) expanding the number and type of products offered; and (e) broadening the support services it offers to its hotel owners.

    Management of Doubletree and Promus believe that the Merger will strengthen the competitive position of New Promus and will generate several benefits as it implements the New Promus growth strategy, including:

    - New Promus will bring together two proven management teams with complementary strengths. Doubletree is primarily a management company that has grown its business through the conversion of existing hotels to Doubletree's management and, where appropriate, its brands. Doubletree has also achieved significant growth through major acquisitions of other hotel companies. Promus is primarily a franchise company that has grown its brands through new hotel development by its franchisees. Management of Doubletree and Promus believes that their combined strengths in franchising, conversions, hotel company acquisitions and ground-up development by its franchisees will enable New Promus to more effectively grow all of its brands and its management and franchise business.

    - New Promus will be able to offer its hotel owners and guests hotel products in key segments of the lodging industry. Management of Doubletree and Promus believes that these product offerings will enhance the combined company's ability to cross sell its products to existing owners and franchisees, will provide diversification in order to more effectively adapt to changes in the supply and demand for these products, and will create more opportunities to convert existing hotels to its management or brand.

    - Doubletree and Promus both have extensive relationships with hotel real estate investors, and have entered into a number of strategic alliances designed to enhance each company's growth strategies. These relationships, coupled with the combined company's financial strength, should allow New Promus to compete more aggressively for hotels to be converted to its management and one of its brands.

    - Although New Promus will be one of the largest lodging companies in the U.S., the combined company will have a significant number of diverse growth opportunities to pursue. First, there are many geographic markets that Doubletree Hotels has not penetrated. The growth of Doubletree managed and franchised hotels will be a primary initiative of the combined company. Second, although Embassy Suites and Doubletree Guest Suites are the two largest full service, all-suite hotel brands in the lodging industry, these product types continue to be underrepresented in the industry as a whole. Management of Doubletree and Promus believes that investors will pursue these brands first as they consider ground-up development opportunities of first class full service properties, because of the all-suite concept's inherent competitive advantage. Third, Homewood Suites and

      Club Hotels by Doubletree are relatively new brands, competing in two rapidly-growing segments, upscale extended stay and midprice. Fourth, both Doubletree and Promus are in the initial stages of targeting growth opportunities in international markets, in the luxury segment and in vacation interval ownership resorts. Management of Doubletree and Promus believe that New Promus will be able to leverage its management, development and franchising expertise to penetrate these potential markets more quickly.

    - New Promus will realize substantial synergies and cost savings from the merger through the combination of reservation systems, information systems development and maintenance and other corporate support functions. On a pro forma basis giving effect to the Merger, Doubletree and Promus expect that the Merger will create synergies and cost savings of $15 million to $20 million annually, which amounts represent approximately 18% to 24% of the current annualized pro forma general and administrative expenses of Doubletree and Promus taken together. Additionally, the increased purchasing power of New Promus will provide the opportunity to expand existing preferred vendor programs and to introduce new programs.

    - New Promus would have had a pro forma book value of $1.1 billion and a long-term debt to total capitalization ratio of approximately 36% as of September 30, 1997. For the nine months ended September 30, 1997, New Promus would have had EBITDA of $342 million and a ratio of EBITDA to interest expense of 6.3x. Management of Doubletree and Promus believe that New Promus's financial condition and cash flow will enhance its ability to execute its growth strategies.

HOTEL PROPERTIES

    The following tables present certain hotel information with respect to Doubletree and Promus in all of North America and in each of eight geographic regions: New England (MAINE, NEW HAMPSHIRE, VERMONT, MASSACHUSETTS, RHODE ISLAND AND CONNECTICUT), Middle Atlantic (NEW YORK, NEW JERSEY, PENNSYLVANIA, DELAWARE, MARYLAND, DISTRICT OF COLUMBIA, VIRGINIA AND WEST VIRGINIA), Mountain (MONTANA, IDAHO, WYOMING, COLORADO, UTAH AND NEVADA), Pacific (WASHINGTON, OREGON, CALIFORNIA, ALASKA AND HAWAII), Midwest (OHIO, INDIANA, ILLINOIS, MICHIGAN AND WISCONSIN), Plains (MINNESOTA, IOWA, MISSOURI, NORTH DAKOTA, SOUTH DAKOTA, NEBRASKA AND KANSAS), Southeast (NORTH CAROLINA, SOUTH CAROLINA, GEORGIA, FLORIDA, KENTUCKY, TENNESSEE, ALABAMA, MISSISSIPPI, ARKANSAS AND LOUISIANA) and Southwest (OKLAHOMA, TEXAS, NEW MEXICO AND ARIZONA).

TOTAL NEW PROMUS HOTEL PORTFOLIO

                                                                                      NINE MONTHS ENDED SEPTEMBER 30, 1997(1)
                                                     AS OF SEPTEMBER 30, 1997
                                                  ------------------------------  -----------------------------------------------
                                                     NUMBER OF       NUMBER OF      OCCUPANCY    AVERAGE DAILY
                                                      HOTELS       ROOMS/SUITES    PERCENTAGE        RATE          REVPAR/S(3)
                                                  ---------------  -------------  -------------  -------------  -----------------
  Doubletree Full-Service(2)....................           103          30,720           73.6%     $   95.31        $   70.16
  Doubletree Guest Suites.......................            42           8,980           77.7         123.38            95.92
  Club Hotels by Doubletree.....................            21           4,335           69.7(4)       71.56(4)         49.89(4)
                                                         -----     -------------
    Total Doubletree Brand Hotels...............           166          44,035
                                                         -----     -------------
  Red Lion Hotels & Inns(2).....................            16           2,853           69.6          71.04            49.46
  Non-Doubletree Brand Hotels...................            76          12,171           76.5          78.77            60.22
                                                         -----     -------------
    Total Doubletree Hotel Portfolio............           258          59,059
                                                         -----     -------------
                                                         -----     -------------
  Embassy Suites................................           137          33,186           76.8         113.52            87.19
  Hampton Inn...................................           707          76,012           74.6          64.27            47.96
  Hampton Inn & Suites..........................            28           3,089           72.5          71.42            51.75
  Homewood Suites...............................            50           5,180           81.1          92.17            74.74
                                                         -----     -------------
    Total Promus Hotels(5)......................           922         117,467
                                                         -----     -------------
                                                         -----     -------------
    TOTAL COMBINED HOTEL PORTFOLIO..............         1,180         176,526
                                                         -----     -------------
                                                         -----     -------------

                                                          (FOOTNOTES ON PAGE 56)

NEW ENGLAND(6)

                                                                                        NINE MONTHS ENDED SEPTEMBER 30, 1997(1)
                                                       AS OF SEPTEMBER 30, 1997
                                                    ------------------------------  -----------------------------------------------
                                                      NUMBER OF       NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                       HOTELS       ROOMS/SUITES     PERCENTAGE        RATE          REVPAR/S(3)
                                                    -------------  ---------------  -------------  -------------  -----------------
  Doubletree Full-Service.........................            2             402            64.0%     $  155.06        $   99.30
  Doubletree Guest Suites.........................            2             585            79.4         140.80           111.83
  Club Hotels by Doubletree.......................            1             239              --(1)          --(1)            --(1)
                                                          -----           -----
    Total Doubletree Brand Hotels.................            5           1,226
                                                          -----           -----
  Red Lion Hotels & Inns..........................           --              --              --             --               --
  Non-Doubletree Brand Hotels.....................            5             712            77.8         165.85           129.12
                                                          -----           -----
    Total Doubletree Hotel Portfolio..............           10           1,938
                                                          -----           -----
                                                          -----           -----
  Embassy Suites..................................            2             348            82.6         106.73            88.19
  Hampton Inn.....................................           14           1,816            72.7          68.19            49.58
  Hampton Inn & Suites............................           --              --              --             --               --
  Homewood Suites.................................            1             132            81.5          89.31            72.80
                                                          -----           -----
    Total Promus Hotels(5)........................           17           2,296
                                                          -----           -----
                                                          -----           -----
    TOTAL COMBINED HOTEL PORTFOLIO................           27           4,234
                                                          -----           -----
                                                          -----           -----

MIDDLE ATLANTIC

                                                                                      NINE MONTHS ENDED SEPTEMBER
                                                        AS OF SEPTEMBER 30, 1997              30, 1997(1)
                                                    --------------------------------  ----------------------------
                                                       NUMBER OF        NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                        HOTELS        ROOMS/SUITES     PERCENTAGE        RATE
                                                    ---------------  ---------------  -------------  -------------
  Doubletree Full-Service.........................            11            3,815            70.9%     $   98.04
  Doubletree Guest Suites.........................             7            1,541            83.3         151.59
  Club Hotels by Doubletree.......................             4              755              --(1)          --(1)
                                                             ---           ------
    Total Doubletree Brand Hotels.................            22            6,111
                                                             ---           ------
  Red Lion Hotels & Inns..........................            --               --              --             --
  Non-Doubletree Brand Hotels.....................             4              635            73.9          78.58
                                                             ---           ------
    Total Doubletree Hotel Portfolio..............            26            6,746
                                                             ---           ------
                                                             ---           ------
  Embassy Suites..................................            15            3,648            78.3         123.64
  Hampton Inn.....................................           109           12,507            75.9          68.16
  Hampton Inn & Suites............................             5              547            89.3          66.88
  Homewood Suites.................................             5              451            76.8          87.85
                                                             ---           ------
    Total Promus Hotels(5)........................           134           17,153
                                                             ---           ------
                                                             ---           ------
    TOTAL COMBINED HOTEL PORTFOLIO................           160           23,899
                                                             ---           ------
                                                             ---           ------

                                                       REVPAR/S(3)
                                                    -----------------
  Doubletree Full-Service.........................      $   69.47
  Doubletree Guest Suites.........................         126.23
  Club Hotels by Doubletree.......................             --(1)
    Total Doubletree Brand Hotels.................
  Red Lion Hotels & Inns..........................             --
  Non-Doubletree Brand Hotels.....................          58.04
    Total Doubletree Hotel Portfolio..............
  Embassy Suites..................................          96.77
  Hampton Inn.....................................          51.74
  Hampton Inn & Suites............................          59.76
  Homewood Suites.................................          67.47
    Total Promus Hotels(5)........................
    TOTAL COMBINED HOTEL PORTFOLIO................

                                                          (FOOTNOTES ON PAGE 56)

MOUNTAIN

                                                                                        NINE MONTHS ENDED SEPTEMBER 30, 1997(1)
                                                       AS OF SEPTEMBER 30, 1997
                                                    ------------------------------  -----------------------------------------------
                                                      NUMBER OF       NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                       HOTELS       ROOMS/SUITES     PERCENTAGE        RATE          REVPAR/S(3)
                                                    -------------  ---------------  -------------  -------------  -----------------
  Doubletree Full-Service(2)......................           10           2,869            81.7      $   90.62        $   74.06
  Doubletree Guest Suites.........................           --              --              --             --               --
  Club Hotels by Doubletree.......................            1             158            70.9          70.79            50.20
                                                          -----           -----
    Total Doubletree Brand Hotels.................           11           3,027
                                                          -----           -----
  Red Lion Hotels & Inns(2).......................            2             140            61.5          56.46            34.74
  Non-Doubletree Brand Hotels.....................            3             386            81.1          61.74            50.07
                                                          -----           -----
    Total Doubletree Hotel Portfolio..............           16           3,553
                                                          -----           -----
                                                          -----           -----
  Embassy Suites..................................            7           1,510            77.4         110.62            85.63
  Hampton Inn.....................................           26           3,062            78.2          60.95            47.64
  Hampton Inn & Suites............................            2             181              --(1)          --(1)            --(1)
  Homewood Suites.................................            2             210            83.9         115.23            96.70
                                                          -----           -----
    Total Promus Hotels(5)........................           37           4,963
                                                          -----           -----
                                                          -----           -----
    TOTAL COMBINED HOTEL PORTFOLIO................           53           8,516
                                                          -----           -----
                                                          -----           -----

PACIFIC

                                                                                      NINE MONTHS ENDED SEPTEMBER
                                                        AS OF SEPTEMBER 30, 1997              30, 1997(1)
                                                    --------------------------------  ----------------------------
                                                       NUMBER OF        NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                        HOTELS        ROOMS/SUITES     PERCENTAGE        RATE
                                                    ---------------  ---------------  -------------  -------------
  Doubletree Full-Service(2)......................            42           12,303            76.2%     $   94.00
  Doubletree Guest Suites.........................             3              674            79.4         120.42
  Club Hotels by Doubletree.......................             4              765              --(1)          --(1)
                                                             ---           ------
    Total Doubletree Brand Hotels.................            49           13,742
                                                             ---           ------
  Red Lion Hotels & Inns(2).......................            12            2,094            69.4          71.63
  Non-Doubletree Brand Hotels.....................             7            1,433            91.0          94.16
                                                             ---           ------
    Total Doubletree Hotel Portfolio..............            68           17,269
                                                             ---           ------
                                                             ---           ------
  Embassy Suites..................................            31            8,065            75.5         121.46
  Hampton Inn.....................................            23            2,729            75.5          63.96
  Hampton Inn & Suites............................            --               --              --             --
  Homewood Suites.................................             3              350            86.3         108.95
                                                             ---           ------
    Total Promus Hotels(5)........................            57           11,144
                                                             ---           ------
                                                             ---           ------
    TOTAL COMBINED HOTEL PORTFOLIO................           125           28,413
                                                             ---           ------
                                                             ---           ------

                                                       REVPAR/S(3)
                                                    -----------------
  Doubletree Full-Service(2)......................      $   71.65
  Doubletree Guest Suites.........................          95.57
  Club Hotels by Doubletree.......................             --(1)
    Total Doubletree Brand Hotels.................
  Red Lion Hotels & Inns(2).......................          49.73
  Non-Doubletree Brand Hotels.....................          85.65
    Total Doubletree Hotel Portfolio..............
  Embassy Suites..................................          91.74
  Hampton Inn.....................................          48.30
  Hampton Inn & Suites............................             --
  Homewood Suites.................................          94.05
    Total Promus Hotels(5)........................
    TOTAL COMBINED HOTEL PORTFOLIO................

                                                          (FOOTNOTES ON PAGE 56)

MIDWEST

                                                                                      NINE MONTHS ENDED SEPTEMBER
                                                        AS OF SEPTEMBER 30, 1997              30, 1997(1)
                                                    --------------------------------  ----------------------------
                                                       NUMBER OF        NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                        HOTELS        ROOMS/SUITES     PERCENTAGE        RATE
                                                    ---------------  ---------------  -------------  -------------
  Doubletree Full-Service(2)......................             4            1,111              --%(1)   $      --(1)
  Doubletree Guest Suites.........................             9            1,939            74.2         112.67
  Club Hotels by Doubletree.......................             1              242              --(1)          --(1)
                                                             ---           ------
    Total Doubletree Brand Hotels.................            14            3,292
                                                             ---           ------
  Red Lion Hotels & Inns(2).......................            --               --              --             --
  Non-Doubletree Brand Hotels.....................            11            1,426            75.4          71.57
                                                             ---           ------
    Total Doubletree Hotel Portfolio..............            25            4,718
                                                             ---           ------
                                                             ---           ------
  Embassy Suites..................................            12            3,025            76.3         120.08
  Hampton Inn.....................................           111           11,418            73.3          64.81
  Hampton Inn & Suites............................             4              377              --(1)          --(1)
  Homewood Suites.................................            10              944            81.5          81.74
                                                             ---           ------
    Total Promus Hotels(5)........................           137           15,764
                                                             ---           ------
                                                             ---           ------
    TOTAL COMBINED HOTEL PORTFOLIO................           162           20,482
                                                             ---           ------
                                                             ---           ------

                                                       REVPAR/S(3)
                                                    -----------------
  Doubletree Full-Service(2)......................      $      --(1)
  Doubletree Guest Suites.........................          83.61
  Club Hotels by Doubletree.......................             --(1)
    Total Doubletree Brand Hotels.................
  Red Lion Hotels & Inns(2).......................             --
  Non-Doubletree Brand Hotels.....................          53.97
    Total Doubletree Hotel Portfolio..............
  Embassy Suites..................................          91.59
  Hampton Inn.....................................          47.52
  Hampton Inn & Suites............................             --(1)
  Homewood Suites.................................          66.65
    Total Promus Hotels(5)........................
    TOTAL COMBINED HOTEL PORTFOLIO................

PLAINS

                                                                                        NINE MONTHS ENDED SEPTEMBER 30, 1997(1)
                                                       AS OF SEPTEMBER 30, 1997
                                                    ------------------------------  -----------------------------------------------
                                                      NUMBER OF       NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                       HOTELS       ROOMS/SUITES     PERCENTAGE        RATE          REVPAR/S(3)
                                                    -------------  ---------------  -------------  -------------  -----------------
  Doubletree Full-Service(2)......................            5           1,612            75.5%     $   91.56        $   69.11
  Doubletree Guest Suites.........................            3             638              --(1)          --(1)            --(1)
  Club Hotels by Doubletree.......................            1             181              --(1)          --(1)            --(1)
                                                          -----          ------
    Total Doubletree Brand Hotels.................            9           2,431
                                                          -----          ------
  Red Lion Hotels & Inns(2).......................           --              --              --             --               --
  Non-Doubletree Brand Hotels.....................            7             995            78.0          71.27            55.62
                                                          -----          ------
    Total Doubletree Hotel Portfolio..............           16           3,426
                                                          -----          ------
                                                          -----          ------
  Embassy Suites..................................           10           2,377            75.0         103.06            77.30
  Hampton Inn.....................................           45           5,082            69.4          63.49            44.09
  Hampton Inn & Suites............................           --              --              --             --               --
  Homewood Suites.................................            3             319            68.9          72.91            50.25
                                                          -----          ------
    Total Promus Hotels(5)........................           58           7,778
                                                          -----          ------
                                                          -----          ------
    TOTAL COMBINED HOTEL PORTFOLIO................           74          11,204
                                                          -----          ------
                                                          -----          ------

                                                          (FOOTNOTES ON PAGE 56)

SOUTHEAST

                                                                                      NINE MONTHS ENDED SEPTEMBER
                                                        AS OF SEPTEMBER 30, 1997              30, 1997(1)
                                                    --------------------------------  ----------------------------
                                                       NUMBER OF        NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                        HOTELS        ROOMS/SUITES     PERCENTAGE        RATE
                                                    ---------------  ---------------  -------------  -------------
  Doubletree Full-Service.........................            12            3,344            70.9%     $   91.30
  Doubletree Guest Suites.........................            14            2,467            73.4         106.94
  Club Hotels by Doubletree(7)....................             6            1,441            68.6          72.31
                                                             ---           ------
    Total Doubletree Brand Hotels.................            32            7,252
                                                             ---           ------
  Red Lion Hotels & Inns..........................            --               --              --             --
  Non-Doubletree Brand Hotels.....................            25            4,513            73.8          68.42
                                                             ---           ------
    Total Doubletree Hotel Portfolio..............            57           11,765
                                                             ---           ------
                                                             ---           ------
  Embassy Suites..................................            31            7,545            78.0         113.36
  Hampton Inn.....................................           298           30,629            75.7          63.04
  Hampton Inn & Suites............................            14            1,581            63.3          78.37
  Homewood Suites.................................            15            1,546            81.9          92.63
                                                             ---           ------
    Total Promus Hotels(5)........................           358           41,301
                                                             ---           ------
                                                             ---           ------
    TOTAL COMBINED HOTEL PORTFOLIO................           415           53,066
                                                             ---           ------
                                                             ---           ------

                                                       REVPAR/S(3)
                                                    -----------------
  Doubletree Full-Service.........................      $   64.75
  Doubletree Guest Suites.........................          78.49
  Club Hotels by Doubletree(7)....................          49.60
    Total Doubletree Brand Hotels.................
  Red Lion Hotels & Inns..........................             --
  Non-Doubletree Brand Hotels.....................          50.49
    Total Doubletree Hotel Portfolio..............
  Embassy Suites..................................          88.46
  Hampton Inn.....................................          47.74
  Hampton Inn & Suites............................          49.64
  Homewood Suites.................................          75.89
    Total Promus Hotels(5)........................
    TOTAL COMBINED HOTEL PORTFOLIO................

SOUTHWEST(6)

                                                                                      NINE MONTHS ENDED SEPTEMBER
                                                        AS OF SEPTEMBER 30, 1997              30, 1997(1)
                                                    --------------------------------  ----------------------------
                                                       NUMBER OF        NUMBER OF       OCCUPANCY    AVERAGE DAILY
                                                        HOTELS        ROOMS/SUITES     PERCENTAGE        RATE
                                                    ---------------  ---------------  -------------  -------------
  Doubletree Full-Service(2)......................            14            4,709            71.3%     $   95.57
  Doubletree Guest Suites.........................             4            1,136            83.9         114.15
  Club Hotels by Doubletree.......................             3              554              --(1)          --(1)
                                                             ---           ------
    Total Doubletree Brand Hotels.................            21            6,399
                                                             ---           ------
  Red Lion Hotels & Inns(2).......................             2              619            74.8          72.79
  Non-Doubletree Brand Hotels.....................            14            2,071            80.3          66.72
                                                             ---           ------
    Total Doubletree Hotel Portfolio..............            37            9,089
                                                             ---           ------
                                                             ---           ------
  Embassy Suites..................................            24            5,350            76.1         101.05
  Hampton Inn.....................................            72            7,686            70.6          62.52
  Hampton Inn & Suites............................             2              299            73.7          67.28
  Homewood Suites.................................            11            1,228            79.6          99.10
                                                             ---           ------
    Total Promus Hotels(5)........................           109           14,563
                                                             ---           ------
                                                             ---           ------
    TOTAL COMBINED HOTEL PORTFOLIO................           146           23,652
                                                             ---           ------
                                                             ---           ------

                                                       REVPAR/S(3)
                                                    -----------------
  Doubletree Full-Service(2)......................      $   68.17
  Doubletree Guest Suites.........................          95.73
  Club Hotels by Doubletree.......................             --(1)
    Total Doubletree Brand Hotels.................
  Red Lion Hotels & Inns(2).......................          54.48
  Non-Doubletree Brand Hotels.....................          53.60
    Total Doubletree Hotel Portfolio..............
  Embassy Suites..................................          76.91
  Hampton Inn.....................................          44.17
  Hampton Inn & Suites............................          49.60
  Homewood Suites.................................          78.89
    Total Promus Hotels(5)........................
    TOTAL COMBINED HOTEL PORTFOLIO................

------------------------

(1) Revenue statistics are for comparable hotels, which includes only those hotels in the Doubletree or Promus systems for the entire period from January 1, 1996 through September 30, 1997. Doubletree revenue statistics exclude franchised hotels. Promus revenue statistics exclude hotels that had room additions.

(2) During the nine months ended September 30, 1997, 40 Red Lion hotels were converted to Doubletree full service hotels. The converted hotels are included in the number of Doubletree full service hotels and rooms at September 30, 1997. Revenue statistics for the converted hotels are included in the Doubletree full service hotel statistics.

(3) Revenue per available room/suite is the product of the occupancy percentage times the average daily rate.

(4) Includes the results for only two properties.

(5) Excludes four vacation interval resorts operated by Promus.

(6) The geographical regional data presented above excludes three Doubletree hotels, with an agregate of 555 rooms, located outside at the United Sates and 15 Promus hotels, with an aggregate of 2,505 rooms/suites, located outside of the United States.

(7) Includes the results for only one property.

DIRECTORS AND EXECUTIVE OFFICERS

    Following the Merger, the Board of Directors of New Promus is expected to consist of the following 14 persons: (a) Richard J. Ferris, Priscilla Florence, Dale F. Frey, Richard M. Kelleher, Michael W. Michelson, John H. Myers and Peter
V. Ueberroth (all of whom were designated by Doubletree), and (b) Christopher W. Hart, C. Warren Neel, Michael D. Rose, Michael I. Roth, Raymond E. Schultz, Jay Stein and Ronald Terry (all of whom were designated by Promus). New Promus will also have an Executive Committee of the Board of Directors, which will initially be comprised of Mr. Schultz, Mr. Ferris, Mr. Rose and Mr. Ueberroth. Mr. Kelleher will be an ex-officio member of the Executive Committee.

    For information regarding the business experience of Messrs. Ferris, Frey, Hart, Kelleher, Michelson, Myers, Neel, Rose, Roth, Schultz, Stein, Terry and Ueberroth, see "Where You Can Find More Information." Ms. Florence, 56, has served as a director of Doubletree since May 1997. Since 1985, Ms. Florence has been the president and owner of Priscilla Florence & Associates and Boston's Card Stores, Inc. From 1985 to 1994, Ms. Florence served as Vice President, Human Resources of World Cup USA, 1994, Inc. She served as a director of Adia Services Inc. from 1993 to 1994.

    The Board of Directors of New Promus will be divided into three classes. Class I shall consist of four directors, and each of Class II and Class III will consist of five directors. Class I directors will be initially elected for a term expiring at the first annual meeting of New Promus Stockholders. Class II directors will be initially elected for a term expiring at the second annual meeting of New Promus Stockholders. Class III directors will be initially elected for a term expiring at the third annual meeting of New Promus Stockholders. Successors to the class of directors whose term expires at the annual meeting will be elected for a three-year term. In no case will a decrease in the number of directors shorten the term of any incumbent director.

    There will be two, two, and three Initial Doubletree Directors in Class I, II and III of New Promus's Board of Directors and there will be two, three, and two Initial Promus Directors in Class I, II and III, respectively, of New Promus's Board of Directors. The Bylaws of New Promus provide that until December 31, 2002 the Board of Directors and each committee of the Board of Directors of New Promus shall consist of an equal number of Doubletree Directors and Promus Directors. Any change to these provisions of the Bylaws or increase in the size of the Board of Directors or its committees by the Board of Directors of New Promus will require the approval of 75% of the members of the New Promus Board of Directors.

    At the Effective Time, pursuant to the terms of the employment agreements described above under "--Interests of Certain Persons in the Merger--Employment Agreements," (i) Raymond E. Schultz, the current President and Chief Executive Officer of Promus, will become Chief Executive Officer and Chairman of the Board of New Promus; (ii) Richard M. Kelleher, the current President and Chief Executive Officer of Doubletree, will become the President and Chief Operating Officer of New Promus, (iii) William L. Perocchi, the current Executive Vice President and Chief Financial Officer of Doubletree, will become the Executive Vice President and Chief Financial Officer of New Promus and (iv) Thomas L. Keltner, the current Executive Vice President and Chief Development Officer of Promus, will become the Executive Vice President and Chief Development Officer of New Promus. Mr. Schultz will continue as Chairman of the Board and Chief Executive Officer of New Promus until his retirement no later than December 31, 1999 and, pursuant to the terms of Mr. Kelleher's employment agreement and subject to the Bylaws of New Promus, Mr. Kelleher will succeed Mr. Schultz as Chairman of the Board and Chief Executive Officer of New Promus. The provisions of the New Promus Bylaws governing Mr. Kelleher's succession to Mr. Schultz as Chairman of the Board and Chief Executive Officer of New Promus may only be amended, altered or repealed through a vote by 75% of the Board of Directors of New Promus.

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                              THE MERGER AGREEMENT

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX A TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. SUCH SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT. STOCKHOLDERS OF DOUBLETREE AND PROMUS ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE MERGER.

THE MERGER

    The Merger Agreement provides that, following the approval of the Merger by the stockholders of Doubletree and Promus and the satisfaction or waiver of the other conditions to the Merger, Doubletree and Promus will become wholly-owned subsidiaries of New Promus, which will be renamed "Promus Hotel Corporation", and the holders of Doubletree Common Stock and Promus Common Stock will become holders of New Promus Common Stock.

    If the Merger Agreement is approved by the stockholders of Doubletree and Promus, and the other conditions to the Merger are satisfied or waived, the Closing will take place on the second business day (the "Closing Date") following the date on which the last of the conditions is satisfied or waived, or at such other time and date to which Doubletree and Promus mutually agree. On the Closing Date, Promus and Doubletree will cause certificates of merger to be filed with the Secretary of State of the State of Delaware as provided in
Section 251 of the General Corporation Law of the State of Delaware (the "DGCL"). The Merger will become effective upon the filing of such certificates of merger or at such later time as is specified therein. See "The Merger Agreement--Conditions to Obligations to Effect the Merger." Subject to the satisfaction (or waiver) of the other conditions to the obligations of Doubletree and Promus to consummate the Merger, it is presently expected that the Merger will be consummated by the end of 1997.

CONVERSION OF SHARES

    The Merger Agreement provides that the Merger will be effected by merger of two newly-formed subsidiaries of New Promus, Doubletree Sub and Promus Sub, with and into Doubletree and Promus, respectively, in which Doubletree and Promus will be the surviving corporations.

    At the Effective Time, in the Doubletree Merger: (i) each issued and outstanding share of Doubletree Common Stock (other than shares that are canceled as described below) will be converted into one share of fully paid and nonassessable share of New Promus Common Stock; (ii) each issued and outstanding share of common stock of Doubletree Sub will be converted into one share of common stock of Doubletree, the surviving corporation in the Doubletree Merger; and (iii) each share of Doubletree Common Stock that is owned by Doubletree as treasury stock or is owned by Promus or any of its wholly-owned subsidiaries will be canceled and will cease to exist and no stock of New Promus or other consideration shall be delivered in exchange therefor.

    At the Effective Time, in the Promus Merger: (i) each issued and outstanding share of Promus Common Stock (other than shares that are canceled as described below) will be converted into 0.925 shares of fully paid and nonassessable shares of New Promus Common Stock; (ii) each issued and outstanding share of common stock of Promus Sub will be converted into one share of Common Stock of Promus, the surviving corporation in the Promus Merger; and (iii) each share of Promus Common Stock that is owned by Promus as treasury stock or is owned by Doubletree or any of its wholly-owned subsidiaries will be canceled and will cease to exist and no stock of New Promus or other consideration shall be delivered in exchange therefor.

    Consequently, as a result of the Mergers, Doubletree and Promus will become wholly owned subsidiaries of New Promus and holders of Doubletree Common Stock and Promus Common Stock will become holders of New Promus Common Stock. At the Effective Time, each share of New Promus

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Common Stock issued and outstanding immediately prior to the Effective Time will be surrendered and canceled, and the amount paid by Doubletree and Promus for their shares of New Promus Common Stock will be returned to them by New Promus.

    Based upon the number of shares of common stock of Doubletree and Promus outstanding on the record date for the Doubletree Special Meeting and the record date for the Promus Special Meeting, respectively, and the exchange ratios described above, Doubletree's current stockholders will own approximately 46% and Promus's current stockholders will own approximately 54% of New Promus Common Stock that will be outstanding upon completion of the Merger.
EXCHANGE OF STOCK CERTIFICATES

    As soon as reasonably practicable after the Effective Time, an exchange agent will mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Doubletree Common Stock or Promus Common Stock, a letter of transmittal and instructions for use in effecting the surrender of such certificates in exchange for shares of New Promus Common Stock. Upon surrender of a certificate for cancellation to the exchange agent, together with such letter of transmittal, duly executed, the holder of such certificate will be entitled to receive in exchange therefor that number of whole shares of New Promus Common Stock and the amount of any cash payable in lieu of fractional shares of New Promus Common Stock and other dividends or distributions which such holder is entitled to receive as provided in the next three paragraphs, and the certificates so surrendered will promptly be canceled. The shares of New Promus Common Stock to be issued in exchange for certificates which immediately prior to the Effective Time represented shares of Doubletree Common Stock or Promus Common Stock will be held in book-entry form on the records of New Promus's Registrar and Transfer Agent, First Union National Bank. Holders of New Promus Common Stock may receive a certificate representing their shares of New Promus Common Stock by following the instructions in the letter of transmittal or by requesting a certificate from New Promus's Registrar and Transfer Agent.

    NO FURTHER OWNERSHIP RIGHTS IN DOUBLETREE COMMON STOCK OR PROMUS COMMON STOCK. All shares of New Promus Common Stock (and cash in lieu of fractional shares in the case of Promus Common Stock) issued upon the surrender for exchange of certificates which immediately prior to the Effective Time represented shares of Doubletree Common Stock or Promus Common Stock will be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Doubletree Common Stock or Promus Common Stock theretofore represented by such certificates, subject, however, to the obligations of the surviving corporations in the Doubletree Merger and the Promus Merger to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Doubletree on such shares of Doubletree Common Stock or by Promus on such shares of Promus Common Stock prior to the date of the Merger Agreement and which remain unpaid at the Effective Time, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the surviving corporations in the Doubletree Merger and the Promus Merger, as the case may be, of the shares of Doubletree Common Stock or Promus Common Stock, respectively, which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates which immediately prior to the Effective Time represented shares of Doubletree Common Stock or Promus Common Stock are presented to one of such surviving corporations or New Promus for any reason, such certificates will be canceled and exchanged in the manner described above.

    FRACTIONAL SHARES. No fractional shares of New Promus Common Stock will be issued in the Merger. In lieu of any such fractional shares, each holder of shares of Promus Common Stock outstanding immediately prior to the Effective Time exchanged pursuant to the Promus Merger who would otherwise have been entitled to receive a fraction of a share of New Promus Common Stock (after taking into account all certificates representing shares of Promus Common Stock delivered by such holder) will receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of New Promus Common Stock multiplied by the per share sales price of New Promus Common Stock (as

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
reported on the NYSE Composite Tape) on the closing of the first day of regular-way trading of New Promus Common Stock on the NYSE after the Effective Time.

    DIVIDENDS AND DISTRIBUTIONS. No dividends or other distributions declared or made after the Effective Time with respect to New Promus Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate representing shares of Doubletree Common Stock or Promus Common Stock with respect to the shares of New Promus Common Stock the holder thereof is entitled to receive in respect thereof and no cash payment in lieu of fractional shares will be paid to any such holder until the holder of record of such certificate shall surrender such certificate to New Promus as described above. Subject to the effect of applicable laws, following surrender of any such certificate, there will be paid to the record holder of the certificates representing whole shares of New Promus Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of New Promus Common Stock to which such holder is entitled under "--Fractional Shares" above and an amount equal to the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to whole shares of New Promus Common Stock, and (ii) at the appropriate payment date, an amount equal to the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to whole shares of New Promus Common Stock, in each case without interest.

    FAILURE TO EXCHANGE. Any shares of New Promus Common Stock, and any portion of monies from which cash payments in lieu of fractional shares of Promus Common Stock and any dividends or distributions on shares of New Promus Common Stock will be made, which remain undistributed to the former stockholders of Doubletree or Promus for 180 days after the Effective Time will be delivered to New Promus upon demand, and any former stockholder of Doubletree or Promus who has not previously exchanged certificates which immediately prior to the Effective Time represented shares of Doubletree Common Stock or Promus Common Stock will thereafter look only to New Promus for payment of such former stockholder's claim for New Promus Common Stock, any cash in lieu of fractional shares of New Promus Common Stock and any amounts in respect of dividends or distributions with respect to New Promus Common Stock.

    NO LIABILITY. None of Doubletree, Promus, New Promus or the exchange agent will be liable to any holder of shares of Doubletree Common Stock or Promus Common Stock, as the case may be, for any shares of New Promus Common Stock (or cash in lieu of fractional shares of New Promus Common Stock or any dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. New Promus and each of the surviving corporations in the Doubletree Merger and the Promus Merger will be entitled to deduct and withhold from the consideration otherwise payable to any holder of certificates which prior to the Effective Time represented shares of Doubletree Common Stock or Promus Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated as having been paid to the holder of the shares of Doubletree Common Stock or Promus Common Stock, as the case may be, in respect of which such deduction and withholding was made.

    LOST CERTIFICATES. If any certificate which prior to the Effective Time represented shares of Doubletree Common Stock or Promus Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by New Promus or one of the surviving corporations in the Doubletree Merger and the Promus Merger, the posting by such person of a bond in such reasonable amount as New Promus or such surviving corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the exchange agent will issue in exchange for such lost, stolen or destroyed certificate the shares

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
of New Promus Common Stock and any cash in lieu of fractional shares and unpaid dividends and distributions on shares of New Promus Common Stock otherwise deliverable in respect thereof.

    HOLDERS OF DOUBLETREE COMMON STOCK OR PROMUS COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM FIRST UNION NATIONAL BANK, THE EXCHANGE AGENT THEREFOR.

REPRESENTATIONS AND WARRANTIES

    The Merger Agreement contains various customary representations and warranties, subject to identified exceptions, relating to, among other things,
(a) due organization, valid existence and good standing of each of Doubletree, Promus and their respective subsidiaries and certain similar corporate matters;
(b) the capital structure of each of Doubletree and Promus; (c) the authorization, execution, delivery and enforceability of the Merger Agreement and the Stock Option Agreements, the consummation of the transactions contemplated by the Merger Agreement and the Stock Option Agreements and related matters; (d) conflicts under charters or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements filed by each of Doubletree and Promus with the SEC and the accuracy of information contained therein; (f) the absence of undisclosed liabilities; (g) the absence of certain material adverse events, changes or events; (h) taxes and tax returns; (i) properties; (j) intellectual property; (k) agreements, contracts and commitments; (l) litigation; (m) environmental matters and hazardous materials; (n) employee benefit plans; (o) compliance with laws; (p) accounting and tax matters relating to the Merger; (q) the accuracy of information supplied by each of Doubletree and Promus in connection with the Registration Statement and this Joint Proxy Statement/ Prospectus; (r) labor matters; (s) insurance; (t) the long-range plans of each of Doubletree and Promus; (u) opinions of financial advisors; (v) the absence of existing discussions with other parties; (w) the inapplicability to the Merger of certain provisions of the DGCL; and (x) the Doubletree Rights Plan and the Promus Rights Plan.

CERTAIN COVENANTS

    CONDUCT OF BUSINESS. Pursuant to the Merger Agreement, each of Doubletree and Promus has agreed that, during the period from the date of the Merger Agreement until the Effective Time, except as included on the disclosure schedules attached to the Merger Agreement or as otherwise consented to in writing by the other party or as contemplated by the Merger Agreement, it and each of its respective subsidiaries will: (a) carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted; (b) pay its debts and taxes when due subject to good faith disputes over such debts or taxes, and pay or perform other obligations when due; (c) use reasonable efforts to preserve intact its present business organization, management team and business relationships; (d) not accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan or authorize cash payments in exchange for any options granted under any employee stock plan, except as required pursuant to the plan or any related agreement; (e) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, not effect certain other changes in its capitalization, and not purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with the termination of service; (f) not issue or sell, or authorize or propose the issuance or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or any subscriptions, rights, warrants or options to acquire or other agreements obligating it to issue any such shares or other convertible securities (subject to certain exceptions, including the grant of options consistent with past practices to employees or directors (up to 25,000 shares for each of Doubletree and Promus), the issuance of shares upon the exercise of outstanding stock options and convertible debt and the issuance of capital stock under the Doubletree Rights Plan or the Promus Rights Plan if required by the respective terms thereof); (g) not make any material acquisitions; (h) not sell, lease,

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
license or otherwise dispose of material properties or assets outside the ordinary course of business; (i) not increase the compensation payable to its officers or employees (except for increases to non-officer employees consistent with past practices), grant additional severance or termination pay or enter into employment or severance agreements, enter into any collective bargaining agreement (other than as required by law) or establish, adopt, enter into or amend any plan for the benefit of its directors, officers, or employees; (j) not amend its certificate of incorporation or bylaws, except as contemplated by the Merger Agreement; (k) not incur indebtedness for money borrowed other than in the ordinary course of business; (l) not take any action that would or is reasonably likely to result in a material breach of any provision of the Merger Agreement or the Stock Option Agreements or in any of its representations or warranties set forth in the Merger Agreement or the Stock Option Agreements being untrue on the Closing Date; (m) not make or rescind any material tax elections, settle any tax claims or make any material change in its accounting methods; (n) settle any material litigation relating to the transactions contemplated by the Merger Agreement; and (o) not take, or agree in writing to take, any of the actions described in (d) through (n) above.

    NO SOLICITATION. The Merger Agreement provides that Doubletree and Promus will not, directly or indirectly, through any officer, director, employee, financial advisor, representative or agent, (i) solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transaction involving such party or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement (any of the foregoing inquiries or proposals being referred to as an "Acquisition Proposal"), (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to or recommend any Acquisition Proposal; provided, however, that nothing contained in the Merger Agreement will prevent Doubletree or Promus or their respective Boards of Directors from (a) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or recommending an unsolicited bona fide written Acquisition Proposal to the stockholders of such party, if and only to the extent that (1) the Board of Directors of such party believes in good faith (after consultation with its financial advisor) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and, after taking into account the strategic benefits anticipated to be derived from the Merger and the prospects of Promus and Doubletree as a combined company, would, if consummated, result in a transaction more favorable to the stockholders of such party over the long term than the transaction contemplated by the Merger Agreement (any such more favorable Acquisition Proposal being referred to as a "Superior Proposal") and the Board of Directors of such party determines in good faith after consultation with outside legal counsel that such action is required for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to such party than those contained in the Confidentiality Agreements, each dated August 16, 1997 between Doubletree and Promus; or (b) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. Each of Doubletree and Promus also agrees not to release any third party from, or waive any provision of, any standstill agreement to which it is a party or any confidentiality agreement between it and another person who has made, or who may reasonably be considered likely to make, an Acquisition Proposal, unless its Board of Directors determines in good faith after consultation with outside legal counsel that such action is required for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law.

    The Merger Agreement requires each of Doubletree and Promus to promptly notify the other party (orally and in writing) upon receipt of any Acquisition Proposal or request for non-public information or access to its properties, books or records in connection with an Acquisition Proposal. The party providing such notice also is required to indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact, and continue thereafter to keep the other party informed, on a current basis, of the status of any such discussions or negotiations and the terms being discussed or negotiated.

    STOCKHOLDERS' MEETINGS. The Merger Agreement provides that each of Doubletree and Promus will call a meeting of its respective stockholders to be held as promptly as practicable for the purpose of voting upon the Merger Agreement and the Merger. Subject to the discussion above under "--No Solicitation," each of Doubletree and Promus agreed to recommend to its stockholders adoption of the Merger Agreement and approval of such matters, to coordinate and cooperate with respect to the timing of its stockholders' meeting and to use its best efforts to hold such meeting on the same day as the other party's stockholders' meeting and as soon as practicable after the date of the Merger Agreement. Unless otherwise required to comply with the applicable fiduciary duties of the respective directors of Doubletree and Promus, as determined by such directors in good faith after consultation with outside legal counsel, each party agreed to use all reasonable efforts to solicit from stockholders of such party proxies in favor of such matters.

    POST-MERGER CORPORATE GOVERNANCE; EMPLOYMENT ARRANGEMENTS. The Merger Agreement provides that certain corporate governance matters relating to New Promus will be as described above under "The Merger--Interests of Certain Persons in the Merger--Board of Directors and Committees of New Promus" and "The Combined Company--Directors and Executive Officers." The Merger Agreement also provides that New Promus will enter into certain executive employment agreements and have certain executive officers as described under "The Merger--Interests of Certain Person in the Merger--Employment Agreements" and "The Combined Company--Directors and Executive Officers."

    The Merger Agreement provides that New Promus will have an Executive Committee which initially will be comprised of the following four members of the Board of Directors of New Promus: Richard J. Ferris, Michael D. Rose, Raymond E. Schultz and Peter V. Ueberroth. In addition, Richard M. Kelleher will be an ex-officio member of the Executive Committee with the right to attend but not vote at all meetings of the Executive Committee. The Executive Committee will have responsibility for developing New Promus's long-term strategic plans, making significant capital allocation decisions and such other duties and responsibilities as specified by the Board of Directors of New Promus at or after the Effective Time. The Executive Committee also will be required to oversee the implementation of Promus's existing 100% guest satisfaction guarantee program at all of New Promus's hotel properties (other than non-New Promus brand hotels) following the Effective Time. Each member of the Executive Committee that is not an employee of New Promus will be entitled to receive $300,000 per year as compensation for serving on the Executive Committee. See "The Combined Company--Directors and Executive Officers." It also is the intention of Doubletree, Promus and New Promus that Mr. Dale Frey will be designated as the initial Chairman of the Human Resources Committee of New Promus immediately following the Effective Time.

    The Merger Agreement provides that each of Doubletree and Promus will cause New Promus to incorporate the provisions described in the three preceding paragraphs into the Bylaws of New Promus in effect at the Effective Time, which provisions will thereafter be amended by the Board of Directors of New Promus only with the approval of 75% of the members of the Board of Directors of New Promus.

    STOCK PLANS. At the Effective Time, each outstanding option to purchase shares of Doubletree Common Stock (a "Doubletree Stock Option") and each outstanding option to purchase shares of Promus Common Stock (a "Promus Stock Option"), in each case whether vested or unvested, will be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Doubletree Stock Option or Promus Stock Option, as the case may be, the same number of shares of New Promus Common Stock as the holder of such Doubletree Stock Option or Promus Stock Option, as the case may be, would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time. The exercise price per share of each such option, as

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
so converted, will be equal to (x) the aggregate exercise price for the shares of Doubletree Common Stock or Promus Stock Option, as the case may be, purchasable pursuant to such Doubletree Stock Option or Promus Stock Option, as the case may be, immediately prior to the Effective Time divided by (y) the number of whole shares of New Promus Common Stock deemed purchasable pursuant to such Doubletree Stock Option or Promus Stock Option, as the case may be, as determined above (rounded up to the nearest whole cent). As of the record date for the Doubletree Special Meeting and the record date for the Promus Special Meeting, respectively, options to acquire 3,253,300 and 2,468,316 shares of Doubletree Common Stock and Promus Common Stock, respectively, were outstanding. All outstanding Doubletree Stock Options and Promus Stock Options will become exercisable in full upon the Closing, pursuant to the terms of such stock options.

    Pursuant to the Merger Agreement, New Promus has agreed to reserve for issuance a sufficient number of shares of New Promus Common Stock for delivery upon exercise of the Doubletree Stock Options or the Promus Stock Options, as the case may be, assumed as described above. As soon as practicable after the Effective Time, New Promus will file a registration statement on Form S-8 with respect to the shares of New Promus Common Stock subject to such options and will use its best efforts to maintain the effectiveness of such registration statement for so long as such options remain outstanding.

    DIRECTOR AND OFFICER INDEMNIFICATION. The Merger Agreement provides that, from and after the Effective Time, New Promus and/or the surviving corporations in the Doubletree Merger and the Promus Merger will indemnify and hold harmless each present and former director and officer of Promus against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to any matter existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, or at or after the Effective Time, to the fullest extent that Doubletree or Promus, as the case may be, would have been permitted under Delaware law and its certificate of incorporation or bylaws in effect on the date of the Merger Agreement to indemnify such person. New Promus and/or such surviving corporations will also be obligated to advance expenses as incurred to the fullest extent permitted under applicable law, provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

    For a period of six years after the Effective Time, New Promus will cause the surviving corporations in the Doubletree Merger and the Promus Merger to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are covered as of the date of the Merger Agreement by Doubletree's or Promus's directors' and officers' liability insurance policy, with coverage in an amount and scope at least as favorable as Doubletree's or Promus's existing coverage; provided that in no event will New Promus or the surviving corporations in the Doubletree Merger and the Promus Merger be required to expend in excess of 200% of the annual premium paid by Doubletree or Promus for such coverage, and if the premium would at any time exceed 200% of such amount, then New Promus or surviving corporations in the Doubletree Merger and the Promus Merger will maintain insurance policies which provide the maximum coverage available at an annual premium equal to 200% of such amount.

    STOCKHOLDER RIGHTS PLANS. Doubletree entered into a Rights Agreement dated as of September 1, 1997 with Harris Trust Company of California (the "Doubletree Rights Plan"). The Doubletree Rights Plan provides that the transactions contemplated by the Merger Agreement and the Promus Stock Option Agreement and the Stockholders Support Agreement are exempt from the provisions of the Doubletree Rights Plan, and all rights issued pursuant to the Doubletree Rights Plan will become non-exercisable at the Effective Time. Promus is a party to a Rights Agreement dated June 30, 1995 with First Union National Bank (the "Promus Rights Plan"). The provisions of the Promus Rights Plan will not be triggered by the transactions contemplated by the Merger Agreement and the Doubletree Stock Option Agreement,

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and all rights issued pursuant to the Promus Rights Plan will become non-exercisable at the Effective Time.

    The Merger Agreement also provides that Doubletree and Promus will cause New Promus, prior to the Closing Date, to adopt a Stockholder Rights Plan that is substantially similar to the Promus Rights Plan, with such modifications as are acceptable to both Doubletree and Promus. See "Description of New Promus Capital Stock--Preferred Share Purchase Rights."

    GEPT WARRANT; DOUBLETREE REGISTRATION RIGHTS AGREEMENT. The Merger Agreement provides that, at the Effective Time, New Promus will assume all obligations under the GEPT Warrant, and the holder of the GEPT Warrant thereafter will have the right to acquire, on the same pricing and payment terms and conditions as are currently applicable under the GEPT Warrant the same number of shares of New Promus Common Stock as the holder of the GEPT Warrant would have been entitled to receive pursuant to the Doubletree Merger had such holder exercised the GEPT Warrant in full immediately prior to the Effective Time (rounded downward to the nearest whole number), at the price per share (rounded downward to the nearest whole cent) equal to (x) the aggregate exercise price for the shares of Doubletree Common Stock purchasable pursuant to the GEPT Warrant immediately prior to the Effective Time divided by (y) the number of full shares of New Promus Common Stock deemed purchasable pursuant to the GEPT Warrant in accordance with the foregoing. Doubletree and Promus also have agreed to cause New Promus, at the Effective Time, to enter into a Registration Rights Agreement (the "New Promus Registration Rights Agreement") substantially similar to the Incorporation and Registration Rights Agreement dated as of December 16, 1993, as amended on June 30, 1994, February 27, 1996 and November 8, 1996 by and among Doubletree and certain stockholders of Doubletree (the "Doubletree Registration Rights Agreement") pursuant to which New Promus will provide registration rights to parties to the Doubletree Registration Rights Agreement (other than Doubletree) with respect to all shares of New Promus Common Stock issued in the Doubletree Merger on account of the shares of Doubletree Common Stock covered by the Doubletree Registration Rights Agreement.

    EMPLOYEE BENEFITS; SEVERANCE. The Merger Agreement provides that New Promus will cause to continue to be maintained the existing Doubletree and Promus annual bonus plans for management employees for the 1997 fiscal year and will calculate the amounts payable to participants thereunder on a basis consistent with the terms of each such plan and the past practice of Doubletree or Promus, as applicable. For purposes of determining eligibility to participate, vesting, entitlement to benefits and in all other respects where length of service is relevant (except for pension benefit accruals) under any employee benefit plan or arrangement covering employees of Doubletree and its subsidiaries and employees of Promus and its subsidiaries following the Effective Time, New Promus will cause such plans or arrangements to recognize service credit for service with Doubletree or Promus (as applicable) and any of their respective subsidiaries to the same extent such service was recognized under the applicable employee benefit plans immediately prior to the Effective Time. In addition, the Merger Agreement also requires New Promus to assume and honor in accordance with their terms the severance agreements and severance pay policies described under "The Merger--Interests of Certain Persons in the Merger--Severance Agreements." Each of Promus and Doubletree may enter into retention and transition bonus arrangements with its employees prior to the Effective Time, with the terms and amounts of such payments to be determined jointly by the Chief Executive Officers of Promus and Doubletree; provided, however, that in no event will the aggregate of all such payments exceed approximately $2.5 million. Promus also will use all reasonable efforts, including obtaining any necessary employee consents, to prevent the automatic funding of any escrow, trust or similar arrangement pursuant to any employment agreement, arrangement or benefit plan that arises in connection with the execution of the Merger Agreement or the consummation of any of the transactions contemplated thereby.

    NAME OF NEW PROMUS. The Merger Agreement provides that, at the Effective Time, New Promus will change its corporate name to "Promus Hotel Corporation."

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
    OTHER COVENANTS. Pursuant to the Merger Agreement, each of Doubletree and Promus has also agreed: (a) to confer with the other party on a regular basis regarding ongoing operations and to give prompt notice to the other of, and use all commercially reasonable efforts to come before the Closing Date, any event, transaction or circumstance which causes or will cause any breach, of any representation, warranty covenant or agreement; (b) to file this Joint Proxy Statement/Prospectus and the Registration Statement, and obtain all necessary state securities laws permits or approvals; (c) to give (and to cause their respective subsidiaries to give) the other such party and its representatives access to all its personnel, properties, books, contracts, commitments and records, and to furnish related information reasonably requested by the other;
(d) to use its best efforts to take all appropriate action to consummate the transactions contemplated by the Merger Agreement as promptly as practical, obtain any consents, licenses, permits, waivers, approvals, authorizations or orders from governmental entities or other third parties required in connection with the transactions contemplated by the Merger Agreement, and make all necessary filings and submissions with respect to the transactions contemplated by the Merger Agreement under federal, state and foreign securities laws, antitrust laws and other applicable laws; (e) to consult with the other party before issuing, and use all reasonable efforts to agree upon, any press release or other public statement concerning the transactions contemplated by the Merger Agreement; (f) to not take any action, or knowingly fail to take any action, that is reasonably likely to jeopardize the tax or accounting treatment of the Merger; (g) to use all reasonable efforts to obtain and deliver to the other party the Affiliate Agreements; (h) to use all reasonable efforts to cause the New Promus Common Stock to be issued in the Merger to be approved for listing on the NYSE, prior to the Effective Time; (i) to use all reasonable efforts to obtain customary "comfort" letters of such party's independent public accountants with respect to the Registration Statement; and (j) that Doubletree and Promus will cooperate in the preparations and filing of all returns and other documents regarding the Merger Agreement and will pay any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable in connection with the transactions contemplated by the Merger Agreement, and that Doubletree will pay, and Promus will pay, on behalf of the stockholders of Doubletree and Promus, respectively, any New York State Real Estate Transfer Tax, New York City Real Property Transfer Tax, New York State Stock Transfer Tax and any similar taxes imposed on the stockholders of Doubletree and Promus, respectively, by any other state which become payable in connection with the transactions contemplated by the Merger Agreement.

CONDITIONS TO OBLIGATIONS TO EFFECT THE MERGER

    The respective obligations of Doubletree and Promus to effect the Merger are subject to the satisfaction (or waiver) of the following conditions: (a) the Merger Agreement, the Doubletree Merger and the Promus Merger shall have been approved in the manner required under the DGCL by the respective holders of the issued and outstanding shares of capital stock of Doubletree and Promus; (b) the waiting period applicable to the consummation of the Mergers under the HSR Act shall have expired or been terminated; (c) all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity (as defined in the Merger Agreement) the failure of which to file, obtain or occur is reasonably likely to have a Material Adverse Effect on Doubletree or a Material Adverse Effect on Promus shall have been filed, been obtained or occurred; (d) the Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order; (e) no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction or statute, rule, regulation which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; (f) Doubletree and Promus shall have received letters from KPMG Peat Marwick LLP and Arthur Andersen LLP, respectively, addressed to Doubletree and Promus, respectively, regarding their concurrence with the respective conclusions of management of Doubletree and Promus, as to the appropriateness of the pooling of interests accounting, under Accounting Principles Board Opinion No. 16, for the transactions contemplated by the Merger

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
Agreement; (g) the shares of New Promus Common Stock to be issued in the Merger and upon exercise of Doubletree Options, the GEPT Warrant and Promus Options shall have been approved for listing on the NYSE, subject to official notice of issuance; and (h) Doubletree and Promus shall have taken all actions necessary so that (1) not later than the Effective Time, the Certificate of Incorporation and Bylaws of New Promus shall have been as contemplated by the Merger Agreement, (2) at the Effective Time, the composition of the Board of Directors of New Promus and of each Committee of the Board of Directors of New Promus shall be as described above under "Interests of Certain Persons in the Merger--Board of Directors and Committees of New Promus," and (3) not later than the Effective Time, New Promus shall have adopted the New Promus Rights Plan.

    The obligation of Doubletree to effect the Merger are subject to the satisfaction (or waiver) of the following conditions: (a) the representations and warranties of Promus set forth in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for, (i) changes contemplated by the Merger Agreement and (ii) inaccuracies which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Promus or a material adverse effect upon the consummation of the transactions contemplated hereby; and Doubletree shall have received a certificate signed on behalf of Promus by the chief executive officer and the chief financial officer of Promus to such effect (the "Doubletree Representation Bringdown Condition");
(b) Promus shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date, and Doubletree shall have received a certificate signed on behalf of Promus by the chief executive officer and the chief financial officer of Promus to such effect; (c) Doubletree shall have received the opinion of Dewey Ballantine LLP, counsel to Doubletree, based upon reasonably requested representation letters and dated the Closing Date, to the effect that the Doubletree Merger will be treated as a reorganization described in Section 368(a) of the Code and/or, taken together with the Promus Merger, as a transfer of property to New Promus by holders of Doubletree Common Stock described in
Section 351 of the Code; and (d) no event shall have occurred that has or would result in the triggering of any right or entitlement of stockholders of Promus under the Promus Rights Plan, or will occur as a result of the consummation of the Merger.

    The obligation of Promus to effect the Merger are subject to the satisfaction (or waiver) of the following conditions: (a) the representations and warranties of Doubletree set forth in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for (i) changes contemplated by the Merger Agreement and (ii) inaccuracies which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Doubletree, or a material adverse effect upon the consummation of the transactions contemplated hereby; and Promus shall have received a certificate signed on behalf of Doubletree by the chief executive officer and the chief financial officer of Doubletree to such effect (the "Promus Representation Bringdown Condition"); (b) Doubletree shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date; and Promus shall have received a certificate signed on behalf of Doubletree by the chief executive officer and the chief financial officer of Doubletree to such effect;
(c) Promus shall have received the opinion of Latham & Watkins, counsel to Promus, based upon reasonably requested representation letters and dated the Closing Date, to the effect that the Promus Merger will be treated as a reorganization described in Section 368(a) of the Code and/or, taken together with the Doubletree Merger, as a transfer of property to New Promus by holders of Promus Common Stock described in Section 351 of the Code; and (d) no event shall have occurred that has or would result in the triggering of any right or entitlement of stockholders of Doubletree under the Doubletree Rights Plan, or will occur as a result of the consummation of the Merger.

    A "Material Adverse Effect" means on the business, properties, financial condition or results of operations of the referenced corporation and its subsidiaries, taken as a whole.

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
TERMINATION; TERMINATION FEES AND EXPENSES

    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Doubletree and Promus:

    (a) by mutual written consent of Doubletree and Promus; or

    (b) by either Doubletree or Promus if the Merger has not been consummated by January 31, 1998 (provided that (i) either Doubletree or Promus may extend such date to March 31, 1998 by providing written notice thereof to the other party on or prior to January 31, 1998 (January 31, 1998, as it may be so extended, will be referred to herein as the "Outside Date") and (ii) the right to terminate the Merger Agreement under this clause (b) will not be available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

    (c) by either Doubletree or Promus if a court of competent jurisdiction or other Governmental Entity has issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

    (d) (i) by Doubletree or Promus, if, at the Promus Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Promus in favor of the approval and adoption of the Merger Agreement and the Promus Merger has not been obtained; or (ii) by Promus or Doubletree if, at the Doubletree Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Doubletree in favor of the approval and adoption of the Merger Agreement and the Doubletree Merger has not been obtained; or

    (e) by Doubletree, if (i) the Board of Directors of Promus has withdrawn or modified its recommendation of the Merger Agreement or the Promus Merger (provided that Doubletree's right to terminate the Merger Agreement under such clause (i) will not be available if at such time Promus would be entitled to terminate the Merger Agreement by reason of a breach by Doubletree); (ii) after the receipt by Promus of an Acquisition Proposal, Doubletree requests in writing that the Board of Directors of Promus reconfirm its recommendation of the Merger Agreement and the Promus Merger to the stockholders of Promus and the Board of Directors of Promus fails to do so within 10 business days after its receipt of Doubletree's request; (iii) the Board of Directors of Promus has recommended to the stockholders of Promus an Alternative Transaction (as defined in the Merger Agreement); (iv) a tender offer or exchange offer for 20% or more of the outstanding shares of Promus Common Stock is commenced (other than by Doubletree or an Affiliate of Doubletree) and the Board of Directors of Promus recommends that the stockholders of Promus tender their shares in such tender or exchange offer; or (v) for any reason Promus fails to call and hold the Promus Special Meeting by the Outside Date (provided that Doubletree's right to terminate the Merger Agreement under such clause (v) will not be available if at such time Promus would be entitled to terminate the Merger Agreement by reason of a breach by Doubletree); or

    (f) by Promus, if (i) the Board of Directors of Doubletree has withdrawn or modified its recommendation of the Merger Agreement or the Doubletree Merger (provided that Promus's right to terminate the Merger Agreement under such clause (i) will not be available if at such time Doubletree would be entitled to terminate the Merger Agreement by reason of a breach by Promus); (ii) after the receipt by Doubletree of an Acquisition Proposal, Promus requests in writing that the Board of Directors of Doubletree reconfirm its recommendation of the Merger Agreement and the Doubletree Merger to the stockholders of Promus and the Board of Directors of Doubletree fails to do so within 10 business days after its receipt of Promus's request; (iii) the Board of Directors of Doubletree has recommended to the stockholders of Doubletree an Alternative Transaction; (iv) a tender offer or exchange offer for 20% or more of the outstanding shares of Doubletree Common Stock is commenced (other than by Promus or an Affiliate of

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
Promus) and the Board of Directors of Doubletree recommends that the stockholders of Doubletree tender their shares in such tender or exchange offer; or (v) for any reason Doubletree fails to call and hold the Doubletree Special Meeting by the Outside Date (provided that Promus's right to terminate the Merger Agreement under such clause (v) will not be available if at such time Doubletree would be entitled to terminate the Merger Agreement by reason of a breach of Promus); or

    (g) by Doubletree or Promus, prior to the approval of the Merger Agreement by the stockholders of such party, if, as a result of a Superior Proposal received by such party from a third party, the Board of Directors of such party determines in good faith after consultation with outside legal counsel that accepting such Superior Proposal is required for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law; provided, however, that no such termination will be effective under the circumstances described in this clause (g) under circumstances in which a termination fee is payable by the terminating party as described below, unless concurrently with such termination, such termination fee is paid in full by the terminating party as described below; or

    (h) by Doubletree or Promus, if (A) there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in the Merger Agreement, which breach (i) will cause the Promus Representation Bringdown Condition (in the case of termination by Doubletree) or the Doubletree Representation Bringdown Condition (in the case of termination by Promus) not to be satisfied, and (ii) has not been cured within 20 business days following receipt by the breaching party of written notice of such breach from the other party; or (B) any event has occurred which makes it impossible for the conditions described above under "--Conditions to Obligations to Effect the Merger" (other than the conditions regarding stockholder approval of the Merger, the absence of injunctions by Government Entities and the triggering of the Doubletree Rights Plan of the Promus Rights Plan) to be satisfied, provided that any termination pursuant to this clause (B) will not be effective until 20 business days after notice thereof is delivered by the party seeking to terminate to the other party, and will be automatically rescinded if (1) such condition is solely for the benefit of the party receiving such notice and (2) such party, prior to such 20th business day, irrevocably waives satisfaction of such condition based on such event.

    In the event of any termination of the Merger Agreement by either Doubletree or Promus as provided above, the Merger Agreement will become void and there will be no liability or obligation (with limited exceptions) on the part of Doubletree, Promus, New Promus or their respective officers, directors, stockholders or affiliates, except as provided below with respect to termination fees and except that such termination will not limit liability for a willful breach of the Merger Agreement; provided that, the indemnification provisions described above under "--Indemnification of Doubletree and Promus Directors and Officers" and the termination fee provisions described below will remain in full force and effect and survive any termination of the Merger Agreement.

    Except as set forth below, whether or not the Merger is consummated, all fees, costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

    Doubletree will pay Promus a termination fee of $45 million (the "Doubletree Termination Fee") upon the earliest to occur of the following events: (i) the termination of the Merger Agreement by either Promus or Doubletree under the circumstances described in paragraph (d) above, if a proposal for an Alternative Transaction involving Doubletree has been publicly announced prior to the Doubletree Special Meeting and either a definitive agreement for an Alternative Transaction is entered into, or an Alternative Transaction is consummated, within eighteen months of such termination; (ii) the termination of the Merger Agreement by Promus under the circumstances described in paragraph (f) above; or
(iii) the termination of the Merger Agreement by Doubletree under the circumstances described in paragraph (g) above. Doubletree's payment of such termination fee will be the sole and exclusive remedy of Promus against Doubletree and any of its subsidiaries and their respective directors, officers, employees, agents, advisors or other representatives with respect to the occurrences giving rise to such payment; provided that this limitation will not apply in the event of a willful breach of the Merger Agreement by Doubletree. Notwithstanding the foregoing, the amount of the Doubletree Termination Fee will be reduced to the extent that the Doubletree Total Profit (as defined below under "Other Agreements--Doubletree Stock Option Agreement") exceeds $65 million.

    Promus will pay Doubletree a termination fee of $45 million (the "Promus Termination Fee") upon the earliest to occur of the following events: (i) the termination of the Merger Agreement by either Doubletree or under the circumstances described in paragraph (d) above, if a proposal for an Alternative Transaction involving Promus has been publicly announced prior to the Promus Special Meeting and either an Alternative Transaction is entered into, or an Alternative Transaction is consummated, within eighteen months of such termination; (ii) the termination of the Merger Agreement by Doubletree under the circumstances described in paragraph (e) above; or (iii) the termination of the Merger Agreement by Promus under the circumstances described in paragraph
(g) above. Promus's payment of such termination fee will be the sole and exclusive remedy of Doubletree against Promus and any of its subsidiaries and their respective directors, officers, employees, agents, advisors or other representatives with respect to the occurrences giving rise to such payment; provided that this limitation will not apply in the event of a willful breach of the Merger Agreement by Promus. Notwithstanding the foregoing, the amount of the Promus Termination Fee will be reduced to the extent that the Promus Total Profit (as defined below under "Other Agreements--Promus Stock Option Agreement") exceeds $65 million.

    If applicable, the fees payable as described above will be paid concurrently with the first to occur of the relevant termination events.

AMENDMENT AND WAIVER

    The Merger Agreement provides that it may be amended by the parties thereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Doubletree or Promus, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto; provided, however, that the Merger Agreement may be amended in writing without obtaining the signatures of Doubletree, Promus or New Promus solely for the purpose of adding Doubletree Sub and Merger Sub as parties to the Merger Agreement. At any time prior to the Effective Time, the parties to the Merger Agreement, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties thereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (iii) waive compliance with any of the agreements or conditions contained therein. Any agreement on the part of a party to the Merger Agreement to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

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                                OTHER AGREEMENTS

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS OF THE DOUBLETREE STOCK OPTION AGREEMENT, THE PROMUS STOCK OPTION AGREEMENT AND THE STOCKHOLDER SUPPORT AGREEMENT, COPIES OF WHICH AGREEMENTS ARE FILED AS EXHIBITS TO DOUBLETREE'S CURRENT REPORT ON FORM 8-K, DATED SEPTEMBER 5, 1997, AS AMENDED, AND PROMUS'S CURRENT REPORT ON FORM 8-K, DATED SEPTEMBER 5, 1997, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE STOCK OPTION AGREEMENTS AND THE STOCKHOLDER SUPPORT AGREEMENT.

DOUBLETREE STOCK OPTION AGREEMENT

    Pursuant to the Doubletree Stock Option Agreement, Doubletree has the right (the "Doubletree Option"), under the circumstances described below, to acquire up to 9,929,485 shares of authorized but unissued Promus Common Stock (the "Doubletree Option Shares") (or approximately 19.9% of the outstanding shares of Promus Common Stock as of August 29, 1997 prior to giving effect to the exercise of such option), including the associated rights under the Promus Rights Plan, at a per share cash purchase price of $38.8125 (the "Doubletree Option Price"). The Doubletree Stock Option Agreement could have the effect of making an acquisition of Promus by a third party more costly because of the need to acquire in any such transaction the Doubletree Option Shares issued under the Doubletree Stock Option Agreement, and could also jeopardize the ability of a third party to acquire Promus in a transaction accounted for as a pooling of interests.

    The Doubletree Option may be exercised by Doubletree, in whole or in part, at any time or from time to time after the occurrence of an event which would entitle Doubletree, upon termination of the Merger Agreement, to payment of the Doubletree Termination Fee (as described above in "The Merger Agreement--Termination; Termination Fees and Expenses"); provided that the Doubletree Option may not be exercised if Doubletree is in material breach of any of its material representations, warranties, covenants or agreements contained in the Doubletree Stock Option Agreement or in the Merger Agreement. Doubletree may exercise the Doubletree Option by either (a) paying the Doubletree Option Price in cash and receiving the Doubletree Option Shares or
(b) electing, in lieu of the payment of the Doubletree Option Price and the receipt of the Doubletree Option Shares, to receive a cash payment (the "Cash Exercise Payment") from Promus in the amount of the excess of (i) the higher of the price paid for the Promus Common Stock in an Alternative Transaction or the then current market price of the Promus Common Stock over (ii) the Doubletree Option Price.

    In the event that Doubletree exercises the Doubletree Option in whole or in part and a change in control event (as defined in the Doubletree Stock Option Agreement) with respect to Promus has not occurred prior to the first anniversary of the termination of the Merger Agreement, Promus will have the right, during the 30-day period beginning on such anniversary, to purchase all (but not less than all) of the Doubletree Option Shares at a purchase price equal to the greater of (i) the Doubletree Option Price or (ii) the average of the closing sales prices for shares of Promus Common Stock on the 20 trading days ending five days prior to the date Promus gives notice of its intention to exercise such repurchase right.

    The Doubletree Stock Option Agreement further provides that if Doubletree desires to sell any of the Doubletree Option Shares within three years after the purchase of such shares and such sale requires the registration of such shares under the Securities Act, Promus will be required to prepare and file (subject to certain limitations) a registration statement under the Securities Act for the purpose of permitting such sale of shares by Doubletree. Promus will not be required to have declared effective more than two such registration statements.

    Notwithstanding any other provisions of the Doubletree Stock Option Agreement, in no event will the Doubletree Total Profit (as defined below) exceed $65 million. "Doubletree Total Profit" means the aggregate amount (before taxes) of (i) the Doubletree Termination Fee received by Doubletree, (ii) the amount received by Doubletree for the repurchase of the Doubletree Option Shares by Promus pursuant

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to the second preceding paragraph, less the purchase price paid by Doubletree for such shares, and (iii) the amount received by Doubletree in the sale of Doubletree Option Shares, less the purchase price paid by Doubletree for such shares.

    The Doubletree Option will terminate upon the earlier of (i) the Effective Time, (ii) the date on which Doubletree realizes a Doubletree Total Profit of $65 million, (iii) the date on which the Merger Agreement is terminated, provided that the Doubletree Option is not exercisable at such time and does not become exercisable simultaneous with such termination, and (iv) 90 days after the date the Doubletree Option becomes exercisable, provided that if the Doubletree Option cannot be exercised, or the Doubletree Option Shares cannot be delivered to Promus upon such exercise, because of a preliminary or permanent injunction or other court order or because the applicable waiting period under the HSR Act has not expired or been terminated, the date referred to in clause
(iv) above will be extended until 30 days after such impediment to exercise has been removed.

PROMUS STOCK OPTION AGREEMENT

    Pursuant to the Promus Stock Option Agreement, Promus has the right (the "Promus Option"), under the circumstances described below, to acquire up to 7,898,003 shares of authorized but unissued Doubletree Common Stock (the "Promus Option Shares") (or approximately 19.9% of the outstanding Doubletree Common Stock as of August 29, 1997 prior to giving effect to the exercise of such option), including the associated rights under the Doubletree Rights Plan, at a per share cash purchase price of $47.825 (the "Promus Option Price"). The Promus Stock Option Agreement could have the effect of making an acquisition of Doubletree by a third party more costly because of the need to acquire in any such transaction the Promus Option Shares issued under the Promus Stock Option Agreement, and could also jeopardize the ability of a third party to acquire Doubletree in a transaction accounted for as a pooling of interests.

    The Promus Option may be exercised by Promus, in whole or in part, at any time or from time to time after the occurrence of an event which would entitle Promus, upon termination of the Merger Agreement, to payment of the Promus Termination Fee (as described above in "The Merger Agreement--Termination; Termination Fees and Expenses"); provided that the Promus Option may not be exercised if Promus is in material breach of any of its material representations, warranties, covenants or agreements contained in the Promus Stock Option Agreement or the Merger Agreement. Promus may exercise the Promus Option by either (a) paying the Promus Option Price in cash and receiving the Promus Option Shares or (b) electing, in lieu of the payment of the Promus Option Price and the receipt of the Promus Option Shares, to receive a Cash Exercise Payment from Doubletree in the amount of the excess of (i) the higher of the price paid for the Doubletree Common Stock in an Alternative Transaction or the then current market price of the Doubletree Common Stock over (ii) the Promus Option Price.

    In the event Promus exercises the Promus Option in whole or in part and a change in control event (as defined in the Promus Stock Option Agreement) with respect to Doubletree has not occurred prior to the first anniversary of the termination of the Merger Agreement, Doubletree will have the right, during the 30-day period beginning on such anniversary, to purchase all (but not less than all) of the Promus Option Shares at a purchase price equal to the greater of (i) the Promus Option Price or (ii) the average of the closing sales prices for shares of Doubletree Common Stock on the 20 trading days ending five days prior to the date Doubletree gives notice of its intention to exercise such repurchase right.

    The Promus Stock Option Agreement further provides that if Promus desires to sell any of the Promus Option Shares within three years after the purchase of such shares and such sale requires the registration of such shares under the Securities Act, Doubletree will be required to prepare and file (subject to certain limitations) a registration statement under the Securities Act for the purpose of permitting such sale of shares by Promus. Doubletree will not be required to have declared effective more than two such registration statements.

    Notwithstanding any other provisions of the Promus Stock Option Agreement, in no event will the Promus Total Profit (as defined below) exceed $65 million. "Promus Total Profit" means the aggregate amount (before taxes) of (i) the Promus Termination Fee received by Promus, (ii) the amount received by Promus for the repurchase of the Promus Option Shares by Doubletree pursuant to the second preceding paragraph, less the purchase price paid by Promus for such shares, and (iii) the amount received by Promus in the sale of Promus Option Shares, less the purchase price paid by Promus for such shares.

    The Promus Option will terminate upon the earlier of (i) the Effective Time,
(ii) the date on which Promus realizes a Promus Total Profit of $65 million,
(iii) the date on which the Merger Agreement is terminated, provided that the Promus Option is not exercisable at such time and does not become exercisable simultaneous with such termination, and (iv) 90 days after the date the Promus Option becomes exercisable, provided that if the Promus Option cannot be exercised, or the Doubletree Option Shares cannot be delivered to Doubletree upon such exercise, because of a preliminary or permanent injunction or other court order or because the applicable waiting period under the HSR Act has not expired or been terminated, the date referred to in clause (iv) above will be extended until 30 days after such impediment to exercise has been removed.

STOCKHOLDER SUPPORT AGREEMENT

    As an inducement and condition to the willingness of Promus and Doubletree to enter into the Merger Agreement and the Stock Option Agreements, the Key Stockholders entered into the Stockholder Support Agreement. The Key Stockholders are GE Investment Management Incorporated, GEHOP, the Trustees of General Electric Pension Trust, Red Lion, a California limited partnership, Richard J. Ferris, Ridge Partners, L.P., Kelrick, Inc., Peter V. Ueberroth, The Ueberroth Family Trust and The Ueberroth Investment Trust. Collectively, the Key Stockholders held, at the record date for the Doubletree Special Meeting and the record date for the Promus Special Meeting, respectively, over 39% of the combined voting power of the outstanding capital stock of Doubletree, and therefore, together, are able to significantly influence the vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby by the Doubletree stockholders.

    In the Stockholder Support Agreement, each Key Stockholder has agreed, at the Doubletree Special Meeting or at any other meeting of the stockholders of Doubletree, however called, and in any action by written consent of the stockholders of Doubletree, to vote all of such Key Stockholder's shares of Doubletree Common Stock (a) in favor of the adoption of the Merger Agreement and the approval of the Doubletree Merger, and the other transactions contemplated by the Merger Agreement, and (b) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of Doubletree (or any class thereof). In addition, each Key Stockholder has agreed that it will, upon request by Promus, furnish written confirmation, in form and substance reasonably satisfactory to Promus, of such Key Stockholders' support for the Merger Agreement and the Doubletree Merger.

    Pursuant to the terms of the Stockholder Support Agreement, each Key Stockholder has agreed (a) that it will not, nor will it authorize or permit any of its officers, directors, employees, agents and representatives to, directly or indirectly, initiate or solicit any inquiries or the making of any Acquisition Proposal and (b) that it will notify Promus as soon as possible (and in any event within 48 hours) if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, it or any of its affiliates.

    The Stockholder Support Agreement will terminate upon the earliest to occur of the Effective Time or any termination of the Merger Agreement in accordance with the terms thereof.

                            REFINANCING ARRANGEMENTS

    In connection with the Merger, New Promus intends to refinance and consolidate the existing credit facilities of Doubletree and Promus with the proceeds of a new credit facility that is expected to be obtained prior to or concurrently with the closing of the Merger (the "New Credit Facility"). Doubletree and Promus have obtained a commitment letter from NationsBank, N.A. ("NationsBank") to act as the agent for up to $1.0 billion in senior credit facilities to be provided by NationsBank and a syndicate of other lenders. Borrowings under the New Credit Facility will be used by New Promus for refinancing borrowings under existing credit facilities, working capital and capital expenditures. The closing of the Merger is not conditioned on the closing of the New Credit Facility and, if New Promus is unable to close the New Credit Facility on or before the Effective Time, Doubletree and Promus will continue to borrow funds under their existing credit facilities until refinancing is obtained. Such continued borrowing would require Doubletree and Promus to obtain the consent of the lenders under such facilities.

    As presently contemplated, the New Credit Facility will consist of two revolving credit facilities in the amounts of $750 million ("Tranche A") and $250 million ("Tranche B") against which Doubletree and Promus Hotels, Inc., a wholly-owned subsidiary of Promus ("PHI"), will be able to borrow on a joint and several basis. Amounts borrowed under the New Credit Facility will bear interest at a rate equal to the London Interbank Offered Rate plus a margin determined periodically with reference to New Promus's leverage and credit rating or an alternative base rate (defined as the higher of (i) NationBank's prime rate and (ii) the federal funds rate plus .50%). All borrowings under the New Credit Facility will be guaranteed by New Promus and Promus. New Promus will have the option in the future, subject to certain conditions, of increasing the aggregate amount available to be borrowed under the New Credit Facility to $1.25 billion. Borrowings under the New Credit Facility will be unsecured and, subject to certain exceptions, will mature in five years (in the case of Tranche A) and 364 days (in the case of Tranche B) from the Effective Time. The New Credit Facility will include covenants that prohibit or limit, among other things, the sale of assets, the making of investments, the incurrence of liens and transactions with affiliates. The New Credit Facility also will include covenants that prohibit each of Doubletree and PHI from exceeding a maximum ratio of consolidated funded debt (defined to include, without limitation, balance sheet debt and guaranteed debt) to consolidated earnings before interest, taxes, depreciation and amortization and require each of Doubletree and PHI to maintain a minimum consolidated net worth.

                    COMPARATIVE MARKET PRICES AND DIVIDENDS

    The following table sets forth, for the fiscal quarters indicated, the range of high and low sale prices of Promus Common Stock on the NYSE and Doubletree Common Stock on Nasdaq.

                                                                                    DOUBLETREE      PROMUS COMMON
                                                                                   COMMON STOCK         STOCK
                                                                                  --------------   ----------------
                                                                                   HIGH    LOW      HIGH      LOW
                                                                                  ------  ------   ------    ------
YEAR ENDING DECEMBER 31, 1997
    4rd Quarter (through November 13, 1997).....................................  $49.38  $38.50   $45.38    $37.00
    3rd Quarter.................................................................   50.75   41.38    46.88     38.00
    2nd Quarter.................................................................   49.00   30.25    39.25     30.50
    1st Quarter.................................................................   45.25   35.00    36.38     28.25
YEAR ENDED DECEMBER 31, 1996
    4th Quarter.................................................................  $47.50  $39.25   $34.00    $28.25
    3rd Quarter.................................................................   40.38   30.75    32.25     24.75
    2nd Quarter.................................................................   35.75   26.50    29.63     25.25
    1st Quarter.................................................................   28.50   22.75    28.00     20.88
YEAR ENDED DECEMBER 31, 1995
    4th Quarter.................................................................  $26.38  $20.50   $24.13    $20.75
    3rd Quarter.................................................................   24.75   18.94    25.00     20.38
    2nd Quarter.................................................................   22.00   18.75    26.38(1)  21.00(1)
    1st Quarter.................................................................   20.25   16.25     --  (2)   --  (2)

------------------------

(1) Trading on a "when-issued" basis.

(2) Promus was incorporated on March 2, 1995 and its Common Stock was not traded in the first quarter of 1995.

    On August 29, 1997, the last trading date prior to the date on which Doubletree and Promus publicly announced the signing of the Merger Agreement, the high and low sales prices on Nasdaq were $50.50 and $45.81 per share, respectively, for Doubletree Common Stock, and on the NYSE were $39.13 and $38.75 per share, respectively, for Promus Common Stock. The average closing price of Doubletree Common Stock and Promus Common Stock for the 30 consecutive trading days ending August 29, 1997 were $45.41 and $39.43 per share, respectively. On November 13, 1997, the high and low sales prices and last reported sales price on Nasdaq were $40.00, $38.88 and $39.25 per share for Doubletree Common Stock, and on the NYSE were $37.75, $37.25 and $37.44 per share, respectively, for Promus Common Stock. STOCKHOLDERS OF BOTH DOUBLETREE AND PROMUS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR DOUBLETREE COMMON STOCK AND PROMUS COMMON STOCK.

    Doubletree and Promus have not declared or paid any dividends with respect to Doubletree Common Stock or Promus Common Stock, respectively. New Promus does not currently intend to declare or pay any cash dividends on its Common Stock. Any determination to pay dividends in the future will be at the discretion of New Promus's Board of Directors and will be dependent upon New Promus's results of operations, financial conditions, capital expenditures, working capital requirements, any contractual restrictions and other factors deemed relevant by the New Promus's Board of Directors.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The following tables set forth the Unaudited Pro Forma Consolidated Results of Operations for the years ended December 31, 1994, 1995 and 1996 and the nine months ended September 30, 1996 and 1997 and unaudited pro forma Consolidated Balance Sheets as of June 30, 1997 as if the merger of Doubletree Corporation and Promus Hotel Corporation had been consummated as of January 1, 1994. The pro forma results give effect to accounting for the merger as a "pooling of interests" and accordingly, previously issued financial statements will be restated in the future to combine the financial information of the previously separate companies. The weighted average common and common equivalent shares outstanding reflects the issuance of the shares of New Promus as if they had been issued as of January 1, 1994. The pro forma information for the years ended December 31, 1994, 1995 and 1996 presented below has been derived from the audited financial statements of Promus and Doubletree. The unaudited pro forma results of operations are not necessarily indicative of the results of operations as they may be in the future or as they might have been had the companies been combined as of January 1, 1994.

           UNAUDITED PRO FORMA CONSOLIDATED RESULTS OF OPERATIONS (4)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                  NINE MONTHS ENDED
                                                                   YEARS ENDED DECEMBER 31,         SEPTEMBER 30,
                                                                -------------------------------  --------------------
                                                                  1994       1995      1996(3)    1996(3)    1997(1)
                                                                ---------  ---------  ---------  ---------  ---------
Revenues:
  Franchise and management fees...............................  $ 104,040  $ 110,350  $ 140,768  $ 105,607  $ 140,695
  Owned hotel revenues........................................    125,177    137,160    172,893    109,494    281,842
  Leased hotel revenues.......................................     73,769    141,942    205,163    137,701    314,945
  Purchasing and service fees.................................      3,624      6,112      9,867      6,486     12,622
  Other fees and income.......................................     20,045     26,265     31,522     23,414     44,162
                                                                ---------  ---------  ---------  ---------  ---------
      Total revenues..........................................    326,655    421,829    560,213    382,702    794,266
                                                                ---------  ---------  ---------  ---------  ---------
Operating costs and expenses:
  General and administrative expenses.........................     46,013     52,952     62,638     44,886     61,283
  Owned hotel expenses........................................     77,360     82,055    105,146     63,587    168,386
  Leased hotel expenses.......................................     68,981    132,644    190,797    127,153    276,203
  Depreciation and amortization...............................     24,603     27,759     36,276     22,719     54,094
  Business combination expenses...............................         --      2,565         --         --         --
                                                                ---------  ---------  ---------  ---------  ---------
      Total operating costs and expenses......................    216,957    297,975    394,857    258,345    559,966
                                                                ---------  ---------  ---------  ---------  ---------
      Operating income........................................    109,698    123,854    165,356    124,357    234,300
                                                                ---------  ---------  ---------  ---------  ---------
  Interest and dividend income................................      3,210      7,551     17,175     11,618     17,776
  Interest expense............................................    (32,011)   (31,818)   (36,647)   (22,883)   (54,326)
  Gain on sale of real estate and securities..................      1,882      2,334      4,439      4,387     38,482
                                                                ---------  ---------  ---------  ---------  ---------
      Income before income taxes, minority
        interest and extraordinary items......................     82,779    101,921    150,323    117,479    236,232
Minority interest share of net income.........................        (92)       (83)      (539)      (152)    (2,666)
                                                                ---------  ---------  ---------  ---------  ---------
Income before income taxes and extraordinary
  item........................................................     82,687    101,838    149,784    117,327    233,566
      Income tax expense......................................    (33,133)   (40,287)   (59,126)   (46,303)   (91,031)
                                                                ---------  ---------  ---------  ---------  ---------
Income before extraordinary item..............................     49,554     61,551     90,658  $  71,024  $ 142,535
                                                                ---------  ---------  ---------  ---------  ---------
                                                                ---------  ---------  ---------  ---------  ---------
Earnings per share before extraordinary item..................  $    0.73  $    0.88  $    1.23  $    1.00  $    1.62
                                                                ---------  ---------  ---------  ---------  ---------
                                                                ---------  ---------  ---------  ---------  ---------
Weighted average shares outstanding(2)........................     67,776     69,920     73,579     70,968     88,107
                                                                ---------  ---------  ---------  ---------  ---------
                                                                ---------  ---------  ---------  ---------  ---------

------------------------------

           UNAUDITED PRO FORMA CONSOLIDATED RESULTS OF OPERATIONS (4)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(1) During the nine months ended September 30, 1997, Doubletree and Promus each experienced certain unusual items. Doubletree realized a $10.9 million breakup fee, net of expenses, from the terminated Renaissance Hotel Group transaction, $3.0 million from the sale of its management rights for a hotel under development in Atlantic City and $5.5 million of expenses for the establishment of long-term compensation plans for senior management. Promus recognized a gain on the sale of real estate and a common stock investment of $38.5 million and a gain of $3.2 million on the disposition of certain joint venture investments. The effect of these transactions, net of taxes, was to increase pro forma net income by approximately $30.5 million and to increase pro forma earnings per share by approximately $0.35.

(2) Combined weighted average shares outstanding have been derived from each company's historical weighted average outstanding shares adjusted for the exchange ratio. Promus's weighted average shares for periods prior to the spin-off are assumed to be equal to the actual common and common equivalent shares outstanding on June 30, 1995.

(3) Doubletree acquired Red Lion Hotels, Inc. on November 8, 1996 in a transaction accounted for as a purchase. The following pro forma summary presents the combined results of Doubletree and Promus as if the Red Lion acquisition had occurred on January 1, 1996. The weighted average shares outstanding assumes that the 16.4 million shares issued in connection with the Red Lion acquisition were issued on January 1, 1996.

                                                                YEAR ENDED      NINE MONTHS ENDED
                                                             DECEMBER 31, 1996  SEPTEMBER 30, 1996
                                                             -----------------  ------------------
Total revenues.............................................      $ 890,552          $  668,937
Operating income...........................................        230,445             178,813
Income before income taxes.................................        180,541             141,493
Net income.................................................        105,984              83,061
Earnings per share.........................................           1.21                0.95
Weighted Average Shares Outstanding........................         87,647              87,447

(4) Doubletree and Promus expect to incur expenses in the fourth quarter of 1997 related to the Merger of approximately $105.0 million. These costs will include approximately $25.5 million of legal, professional and accounting fees and due diligence costs, approximately $48.2 million of severance, relocation and certain other costs necessary to complete the Merger and the write-off of approximately $26.2 million of deferred financing costs and other assets whose benefit will not be realized after the Merger. Payments for these costs are expected to commence during the fourth quarter of 1997 and are expected to continue during the first nine months of 1998. No such costs are reflected in the pro forma Consolidated Statement of Operating Data presented above.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 (IN THOUSANDS)

                                                                             SEPTEMBER 30,
                                                                                 1997
                                                                             -------------
                                  ASSETS

Cash and cash equivalents..................................................   $    20,058
Accounts receivable, net...................................................        88,730
Other......................................................................        20,758
                                                                             -------------
  Total current assets.....................................................       129,546
                                                                             -------------
Property and equipment, net................................................       937,332
Investments................................................................       248,574
Management contracts, net..................................................       455,516
Goodwill, net..............................................................       371,190
Notes receivable...........................................................        92,546
Investment in franchise system.............................................        49,501
Deferred costs and other assets............................................       112,655
                                                                             -------------
                                                                              $ 2,396,860
                                                                             -------------
                                                                             -------------

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Account payable and accrued expenses.......................................   $   167,936
Current portion of notes payable...........................................        75,591
                                                                             -------------
  Total current liabilities................................................       243,527
                                                                             -------------
Deferred income taxes......................................................       306,382
Notes payable..............................................................       651,054
Other long-term obligations................................................        58,356
                                                                             -------------
                                                                                1,259,319
                                                                             -------------

Commitments and contingencies

Stockholders' equity:
  Common stock, $.01 par value. Authorized 500,000,000 shares; 87,387,651
    issued and outstanding.................................................           873
  Additional paid-in capital...............................................       909,476
  Unrealized gain on marketable equity securities..........................        15,361
  Unearned employee compensation...........................................          (460)
  Retained earnings........................................................       272,434
  Treasury stock, 1,461,903 shares in treasury.............................       (60,143)
                                                                             -------------
                                                                                1,137,541
                                                                             -------------
                                                                              $ 2,396,860
                                                                             -------------
                                                                             -------------

                    PRO FORMA SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT OF NEW PROMUS

    The following table sets forth certain pro forma information as to the number of shares of New Promus Common Stock that will be beneficially owned by
(i) each person known by New Promus to be the beneficial owner of more than 5% of any of New Promus's voting securities, (ii) each director of New Promus,
(iii) the Chief Executive Officer and the other highly compensated executive officers of New Promus and (iv) New Promus's executive officers and directors as a group assuming the Merger had been consummated on October 31, 1997. Except as indicated by the notes to the following table (a) the holders listed below will have sole voting power and investment power over the shares beneficially held by them and (b) the beneficial ownership is direct.

                                                                                          PRO FORMA BENEFICIAL
                                                                                              OWNERSHIP(1)
                                                                                         AS OF OCTOBER 31, 1997
                                                                                        -------------------------
NAME OF BENEFICIAL OWNER                                                                   SHARES       PERCENT
--------------------------------------------------------------------------------------  ------------  -----------
5% BENEFICIAL HOLDERS:
GE Entities (2).......................................................................     9,098,402       10.5%
Massachusetts Financial Services Company (3)..........................................     6,173,830        7.1
American Express Company (4)..........................................................     4,752,742        5.5
The Prudential Insurance Company of America (5).......................................     4,665,689        5.4

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Raymond E. Schultz....................................................................       488,084          *
Richard M. Kelleher...................................................................       431,622          *
Richard J. Ferris (6).................................................................     1,607,432        1.9
Priscilla Florence....................................................................        10,123          *
Dale F. Frey..........................................................................        10,123          *
Christopher W. Hart...................................................................         4,285          *
Michael W. Michelson (7)..............................................................        10,123          *
John H. Myers (8).....................................................................            --         --
C. Warren Neel........................................................................         3,673          *
Michael D. Rose (9)...................................................................     1,208,013        1.4
Michael I. Roth.......................................................................        10,169          *
Jay Stein.............................................................................       413,132          *
Ronald Terry..........................................................................        81,139          *
Peter V. Ueberroth (10)...............................................................     1,155,432        1.3
Thomas L. Keltner.....................................................................       105,866          *
William L. Perocchi...................................................................       260,759          *
Thomas W. Storey......................................................................       220,085          *
All Directors and Executive Officers as a group (17 individuals)......................     6,020,060        7.0

------------------------

*   Less than 1%

(1) Includes shares subject to options and warrants which will be exercisable at the Effective Time. All percentages assume that the options or warrants of the particular person or group in question, and no others, have been exercised.

(2) Based on Schedule 13D filed jointly by GEHOP, GE Investment Management Incorporated ("GEIM"), General Electric Company ("GE") and the Trustees of General Electric Pension Trust ("GEPT") (together, the "GE Entities") with the SEC. Shares indicated as beneficially owned by GEIM include 6,049,226 shares owned of record by GEHOP, of which GEIM is the sole general partner, 1,755 shares owned of record by GEIM and 3,027,421 shares beneficially owned by GEPT.

    GEIM is a wholly-owned subsidiary of GE, and thus GE may be deemed to be the beneficial owner of the 1,755 shares owned of record by GEIM. GEHOP, GEIM and GEPT each disclaim beneficial ownership of the shares owned by the others, and GE disclaims beneficial ownership of the shares owned by GEHOP and GEPT. Mr. Myers is an executive officer and director of GEIM and a Trustee of GEPT. Mr. Myers has voting and investment power with respect to such shares and, therefore, may be deemed to be a beneficial owner of such shares. Mr. Myers disclaims beneficial ownership of all such shares owned by the GE Entities.

(3) Based upon a Schedule 13G filed with the SEC on February 11, 1997. Massachusetts Financial Services Company has sole voting power as to 6,101,263 shares and has sole dispositive power as to 6,173,830 shares.

(4) Based upon a Schedule 13G filed jointly by American Express Company ("AEC") and American Express Financial Corporation ("AEFC") with the SEC on October 9, 1997. AEFC is a subsidiary of AEC. Both AEC and AEFC have shared voting power as to 2,111,590 shares and shared dispositive power as to 4,752,742 shares. AEC disclaims beneficial ownership of all such shares.

(5) Based upon a Schedule 13G filed with the SEC on February 5, 1997, 4,640,725 shares are beneficially owned by Jennison Associates Capital Corp., a wholly-owned subsidiary of Prudential. Prudential has sole voting power as to 485,555 shares, shared voting power as to 3,710,303 shares, sole dispositive power as to 485,555 shares, and shared dispositive power as to 4,180,134 shares.

(6) Includes 1,532,432 shares owned of record by Ridge Partners, L.P ("Ridge"). Mr. Ferris disclaims beneficial ownership of the shares of record owned by Ridge, except to the extent of his ownership of Ridge, through Kelrick, Inc., the sole general partner of Ridge. Also includes 30,000 restricted shares and 45,000 shares reserved for issuance upon exercise of options.

(7) Red Lion, a California Limited Partnership (the "Partnership") has sole voting and investment power with respect to 3,882,283 shares. RLA-GP, Inc. ("RLA") as the general partner of the Partnership may be deemed to be the beneficial owner of the shares owned by the Partnership. Mr. Michelson is a stockholder, director and an executive vice president of RLA and a director of Doubletree. Mr. Michelson is also a general partner of KKR Associates (Delaware), which is a limited partner of the Partnership. KKR Associates (Delaware) does not have the power to vote or dispose of shares owned by the Partnership. Mr. Michelson disclaims beneficial ownership of any shares of Common Stock held by the Partnership.

(8) Excludes 6,049,226 shares owned of record by GEHOP, 1,755 shares owned of record by GEIM, and 137,134 shares owned of record by GEPT. Mr. Myers is an executive officer and director of GEIM and Trustee of GEPT. Mr. Myers has voting and investment power with respect to such shares, and therefore, may be deemed to be a beneficial owner of such shares. Also excludes 20,000 shares reserved for issuance upon exercise of an outstanding option granted to GEHOP. Also excludes 2,890,287 shares owned beneficially by GEPT. Mr. Myers disclaims beneficial ownership of all such shares.

(9) Includes 61,836 shares held by a charitable foundation of which Mr. Rose serves as a director and 8,182 shares owned by members of Mr. Rose's family. He disclaims beneficial ownership of such shares.

(10) Includes 919,459 shares beneficially owned by Peter V. and Virginia M. Ueberroth as co-trustees of The Ueberroth Family Trust. Also includes 160,973 shares beneficially owned by Alice J. Saviez as trustee for the Ueberroth Investment Trust. Mr. Ueberroth disclaims beneficial ownership of such shares. Also includes 30,000 restricted shares of Common Stock granted to Mr. Ueberroth on January 2, 1997, and 45,000 shares reserved for issuance upon exercise of options.

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                    DESCRIPTION OF NEW PROMUS CAPITAL STOCK

    THE FOLLOWING SUMMARY DESCRIPTION OF THE CAPITAL STOCK OF NEW PROMUS IS QUALIFIED IN ITS ENTIRETY BY THE COMPLETE TEXT OF NEW PROMUS'S RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS WHICH ARE INCORPORATED HEREIN BY REFERENCE AND ARE ATTACHED TO THIS JOINT PROXY STATEMENT/PROSPECTUS AS ANNEXES D AND E, RESPECTIVELY.

GENERAL

    The authorized capital stock of New Promus upon completion of the Merger will consist of 500,000,000 shares of New Promus Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share of New Promus ("New Promus Preferred Stock"). Based upon the number of shares of Doubletree Common Stock and Promus Common Stock outstanding on the record date of the Doubletree Special Meeting and the record date of the Promus Special Meeting, respectively, it is anticipated that approximately 85,997,162 shares of New Promus Common Stock and no shares of New Promus Preferred Stock will be issued and outstanding immediately after the completion of the Merger.

NEW PROMUS COMMON STOCK

    Each share of New Promus Common Stock entitles the holder to one vote on matters submitted to a vote of the stockholders. Under New Promus's Restated Certificate of Incorporation the Board of Directors of New Promus will be classified into three classes consisting of four, five and five directors, respectively. The holders of New Promus Common Stock will not be entitled to cumulate votes for the election of directors.

    The holders of New Promus Common Stock are entitled to receive ratably a share of dividends declared by the New Promus Board of Directors. In the event of liquidation, dissolution or winding up of New Promus, holders of New Promus Common Stock have the right to a ratable portion of the assets remaining after the payment of liabilities and liquidation preferences of any outstanding shares of New Promus Preferred Stock. The holders of New Promus Common Stock have no preemptive rights or rights to convert their New Promus Common Stock into other securities. All outstanding shares of New Promus Common Stock immediately following completion of the Merger will be fully paid and nonassessable. The rights of the holders of New Promus Common Stock will be subject to, and may be adversely affected by, the rights of the holders of New Promus Preferred Stock, if any.

    It is a condition to the completion of the Merger that New Promus Common Stock be approved for listing on the NYSE, subject to official notification of issuance.

PREFERRED STOCK

    New Promus's Restated Certificate of Incorporation provides that New Promus Preferred Stock may be issued from time to time in one or more series. The Board of Directors has the authority to fix and determine the number of shares constituting each such series and the relative rights, preferences, privileges and immunities, if any, and any qualifications, limitations or restrictions thereof, of the shares thereof, including the authority to fix and determine the dividend rights, dividend rates, conversion rights, voting rights and terms of redemption (including sinking fund provisions), redemption prices and liquidation preferences of any wholly unissued series of New Promus Preferred Stock and to increase or decrease the number of shares of any outstanding series, without further vote or action by New Promus's stockholders. No New Promus Preferred Stock is outstanding, no New Promus Preferred Stock will be issued in connection with the Merger, and New Promus has no present plans to issue any shares of New Promus Preferred Stock.

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PREFERRED SHARE PURCHASE RIGHTS

    Prior to the Effective Time, the New Promus Board will authorize New Promus's entry into a Rights Agreement (the "Rights Agreement") pursuant to which one preferred stock purchase right (the "Rights") will be attached to each share of New Promus Common Stock. The Rights will be transferable only with New Promus Common Stock, until they become exercisable at an exercise price to be determined by the New Promus Board prior to the time New Promus enters into the Rights Agreement.

    Generally, the Rights will become exercisable only if a person or group (other than certain affiliates of New Promus) acquires 15% or more of the issued and outstanding shares of New Promus Common Stock or announces a tender offer, the consummation of which would result in ownership by a person or group of 15% or more of the issued and outstanding shares of New Promus Common Stock. Each Right will entitle the holder, until the tenth anniversary of the Rights Agreement, to buy one one-hundredth of a share of New Promus Preferred Stock, at an exercise price to be determined by the New Promus Board prior to the time New Promus enters the Rights Agreement.

    If a person or group (other than certain affiliates of New Promus) acquires 15% or more of the issued and outstanding shares of New Promus Common Stock or if New Promus is the surviving corporation in a merger, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right's then current exercise price, shares of New Promus Common Stock having a market value of twice the Right's exercise price. If New Promus is acquired in a merger or other business combination transaction, other than a merger which follows an offer which the Continuing Directors determines to be fair and in the best interests of the stockholders, each Right will entitle its holder to purchase, at the Right's then current exercise price, a number of the acquiring company's common shares having a then current market value of twice the Rights' exercise price.

    Following the acquisition by a person or group of beneficial ownership of 15% or more of the New Promus Common Stock, the Board of Directors of New Promus may exchange the Rights (other than Rights owned by such person or group), in whole or in part, at an exchange ratio of one share of New Promus Common Stock per Right.

    Prior to the acquisition by a person or group of beneficial ownership of 15% or more of the New Promus Common Stock, the Rights will be redeemable in whole, not in part, for one cent per Right.

    New Promus's Transfer Agent, First Union National Bank, is expected to be the Rights Agent under the Rights Agreement.

CERTAIN EFFECTS OF PREFERRED SHARE PURCHASE RIGHTS

    The issuance of the Rights to purchase shares of New Promus Preferred Stock will have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire New Promus on terms not approved by the Board of Directors of New Promus. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of New Promus prior to ten days after the time that a person or group has acquired beneficial ownership of 15% or more of the New Promus Common Stock, as the Rights will be redeemable by New Promus at $0.01 per Right prior to such time.

PROHIBITED BUSINESS TRANSACTIONS

    As a corporation organized under the laws of the State of Delaware, New Promus is subject to Section 203 of the DGCL, which restricts certain business combinations between New Promus and an "interested stockholder" (in general, a stockholder owning 15% or more of the outstanding voting stock of New Promus) or such stockholder's affiliates or associates for a period of three years following the date on which the stockholder becomes an "interested stockholder." The restrictions do not apply if: (i) prior to an interested stockholder becoming such, the New Promus Board approves either the business combination or

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the transaction by which such person became an interested stockholder; (ii) upon consummation of the transaction, the interested stockholder owns at least 85% of the voting stock of New Promus outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are both directors and officers of New Promus); or (iii) at or subsequent to the time an interested stockholder becomes such, the Business Combination is both approved by the New Promus Board and authorized at an annual or special meeting of New Promus's stockholder by the affirmative vote of at least two-thirds of the outstanding voting stock of New Promus not owned by the interested stockholder.

    New Promus's Restated Certificate of Incorporation also prohibits business combinations with "Interested Stockholders" and defines them to be anyone who is or intends to become the beneficial owner of 10% or more of the voting stock of New Promus. Unless approved by a majority of Continuing Directors (as defined in the New Promus Restated Certificate of Incorporation) or the Interested Stockholder satisfies a number of criteria relating to, among other things, the consideration to be received by New Promus stockholders and the public disclosure of the business combination, a proposed business combination with an Interested Stockholder requires the affirmative vote of 75% of all the votes entitled to be cast by holders of New Promus voting stock and not less than a majority of votes entitled to be cast by holders of New Promus voting stock, excluding the votes of the interested stockholder.

REGISTRAR AND TRANSFER AGENT

    The Registrar and Transfer Agent of New Promus is First Union National Bank.

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         COMPARISON OF RIGHTS OF HOLDERS OF DOUBLETREE COMMON STOCK AND
                PROMUS COMMON STOCK BEFORE AND AFTER THE MERGER

    The following is a summary of certain of the material differences between the rights of holders of Promus and Doubletree Common Stock before the Merger and the rights of holders of New Promus Common Stock after the Merger. Because Doubletree, Promus and New Promus are all organized under the laws of the State of Delaware, the differences arise solely from differences between various provisions of their respective Certificates of Incorporation and Bylaws. Other than as described below under
"--Authorized Capital," "--Number of Directors" and "--Amendment of Bylaws," the Restated Certificate of Incorporation and Bylaws of New Promus will be substantially similar to the Restated Certificate of Incorporation and the Bylaws of Promus.

    The discussion of the comparative rights of the stockholders of Doubletree, Promus and New Promus set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificates of Incorporation and Bylaws of Doubletree, Promus and New Promus.

AUTHORIZED CAPITAL

    The total number of shares New Promus will have the authority to issue will be 510,000,000, consisting of 500,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of New Promus Preferred Stock. The total number of shares of capital stock which Doubletree has authority to issue is 105,000,000, consisting of 100,000,000 shares of common stock, par value $0.01 per share and 5,000,000 shares of preferred stock, par value $0.01 per share. The total number of shares of stock which Promus has the authority to issue is 365,150,000, consisting of 360,000,000 shares of common stock, par value $0.10 per share, 150,000 shares of preferred stock, par value $100.00 per share, and 5,000,000 shares of special stock, par value $1.125 per share.

NUMBER OF DIRECTORS

    New Promus's Bylaws fix the number of directors at fourteen, half of whom shall be Doubletree Directors and half of whom shall be Promus Directors. Each Committee of the Board of Directors will have an equal number of Promus Directors and Doubletree Directors. Until December 31, 2002, in the event that the number of Doubletree Directors or Promus Directors serving on the New Promus Board of Directors or any Committee thereof shall not be equal, then the New Promus Board of Directors and the Nominating Committee thereof shall nominate for election at the next stockholders' meeting at which directors are to be elected, such person or persons as may be requested by the remaining Doubletree Directors (if the number of Doubletree Directors is less than the number of Promus Directors) or by the remaining Promus Directors (if the number of Promus Directors is less than the number of Doubletree Directors) to ensure that there shall be an equal number of Doubletree Directors and Promus Directors.

    The size of the New Promus Board of Directors and each Committee of the New Promus Board of Directors shall not be increased until December 31, 2002 without being approved by 75% of the members of the New Promus Board of Directors. Doubletree's Bylaws state that the number of directors shall be such number as the Board of Directors shall designate, and in the absence of a designation the number shall be eight. Promus's Restated Certificate of Incorporation provides for a Board of Directors consisting of not less than three or more than seventeen members, with the specific number of directors being set by the Promus Board of Directors. New Promus's Restated Certificate of Incorporation provides for a Board of Directors consisting of not less than three or more than twenty members, with the specific number of directors being set by the New Promus Board of Directors.

CLASSES AND TERMS OF DIRECTORS

    New Promus's Restated Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors, four Class I directors, five Class II directors and five Class III

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directors. After initial one, two and three year terms for Class I, Class II and
Class III directors respectively, each director will be elected for a term expiring at the third succeeding annual meeting of stockholders after his or her election. Promus's Restated Certificate of Incorporation also provides for a classified Board of Directors, consisting of three classes of directors. Doubletree's and Bylaws do not provide for a classified Board of Directors.

ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS; SPECIAL MEETINGS OF STOCKHOLDERS

    The Restated Certificates of Incorporation of Promus and New Promus provide that stockholders may not take any action by written consent in lieu of a meeting. Doubletree's Certificate of Incorporation provide that an action required to be taken by a meeting of a class of stockholders may be taken without a meeting if a consent in writing is given by all the holders of the outstanding class of stock.

    The Restated Certificates of Incorporation of Promus and New Promus provide that special meetings of stockholders may only be called by a majority of the entire Board of Directors or by the Chairman of the Board of Directors or President. The Certificate of Incorporation of Doubletree provides that special meetings of stockholders may be called by the Board of Directors, the Chairman or Co-Chairman of the Board of Directors or the President.

AMENDMENT OF BYLAWS

    New Promus's Restated Certificate of Incorporation provides that stockholders can amend New Promus's Bylaws with an affirmative vote of 75% of the votes entitled to be cast. The New Promus Board of Directors may amend its Bylaws by majority vote, other than certain provisions of New Promus's Bylaws regarding the Board of Directors and executive officers of New Promus, amendments to which by the New Promus Board of Directors require the approval of 75% of the Board of Directors of New Promus. The Doubletree Bylaws may be altered, amended or repealed, or new Bylaws may be adopted by a majority of the Board of Directors or by a majority of the stockholders of Doubletree.

BUSINESS COMBINATION PROVISIONS

    New Promus, Promus and Doubletree are all subject to Section 203 of the DGCL. In addition, unless approved by a majority of Continuing Directors (as defined in their respective Restated Certificates of Incorporation) or an "Interested Stockholder" (defined as anyone who is or intends to become the beneficial owner of 10% or more of the voting stock of Promus or New Promus, as applicable) satisfies a number of criteria relating to, among other things, the consideration to be received by stockholders and the public disclosure of the business combination, the Restated Certificates of Incorporation of Promus and New Promus prohibit a business combination with an Interested Stockholder without an affirmative vote of 75% of the votes entitled to be cast by holders of voting stock of Promus and New Promus, as applicable, and not less than a majority of the votes entitled to be cast by holders of voting stock of Promus and New Promus, as applicable, excluding the votes of the Interested Stockholder.

RETIREMENT OF DIRECTORS

    Doubletree's Bylaws require all current and future directors to retire immediately prior to the annual meeting of stockholders in the year the director reaches 70 years of age. Neither New Promus's nor Promus's Bylaws contain a similar provision.

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            PROPOSAL TO APPROVE NEW PROMUS EQUITY PARTICIPATION PLAN

NEW PROMUS EQUITY PARTICIPATION PLAN

    Prior to the Special Meetings, the New Promus Board of Directors will adopt and approve the 1997 Equity Participation Plan of New Promus (the "New Promus Equity Participation Plan") and reserve 10,000,000 shares of New Promus Common Stock for stock options and other stock awards to employees of New Promus and its subsidiaries and other eligible participants after the Merger. The principal purposes of the New Promus Equity Participation Plan will be to provide incentives for officers, employees and consultants of New Promus and its subsidiaries through granting of options, restricted stock and other awards ("Awards"), thereby stimulating their personal and active interest in New Promus's development and financial success, and inducing them to remain in New Promus's employ. In addition to Awards made to officers, employees or consultants, the New Promus Equity Participation Plan will permit the granting of Awards to New Promus's independent, non-employee directors ("Independent Directors").

    Under the New Promus Equity Participation Plan, not more than 10,000,000 shares of New Promus Common Stock (or the equivalent in other equity securities) will be authorized for issuance upon exercise of options, stock appreciation rights ("SARs"), and other Awards, or upon vesting of restricted or deferred stock awards. Under the New Promus Equity Participation Plan, no more than 150,000 shares of New Promus Common Stock may be issued with respect to Awards which are not stock options or which are not issued in lieu of cash payments of compensation or directors' fees. These options will be in addition to outstanding options to purchase Doubletree Common Stock and Promus Common Stock, which will be deemed to constitute options to purchase New Promus Common Stock at the Effective Time. See "The Merger Agreement--Certain Covenants--Stock Plans." No stock options or other equity awards will be granted under the Doubletree Incentive Plan or the Promus Incentive Plans after the Effective Time. Furthermore, the maximum number of shares which may be subject to Awards granted under the New Promus Equity Participation Plan to any individual in any calendar year will not exceed 500,000 shares.

    The principal features of the New Promus Equity Participation Plan are summarized below, but the summary is qualified in its entirety by reference to the New Promus Equity Participation Plan which is attached as Annex F to this Joint Proxy Statement/Prospectus.

ADMINISTRATION

    The Human Resources Committee of the New Promus Board of Directors (the "Committee") will administer the New Promus Equity Participation Plan with respect to grants to officers, employees or consultants of New Promus and the full Board will administer the New Promus Equity Participation Plan with respect to grants to Independent Directors. The Committee will consist of at least two members of the Board, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act ("Rule 16b-3") and an "outside director" for the purposes of Section 162(m) of the Code ("Section 162(m)"). Subject to the terms and conditions of the New Promus Equity Participation Plan, the New Promus Board or the Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the New Promus Equity Participation Plan. Similarly, the New Promus Board has discretion to determine the terms and conditions of grants to Independent Directors and to interpret and administer the New Promus Equity Participation Plan with respect to grants to Independent Directors.

ELIGIBILITY

    Options, SARs, restricted stock and other Awards under the New Promus Equity Participation Plan may be granted to individuals who are then officers or other employees of New Promus or any of its present or future subsidiaries. Such Awards also may be granted to consultants of New Promus selected by the Committee for participation in the New Promus Equity Participation Plan. Independent Directors of

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New Promus will be granted NQSOs (as defined herein) and stock payments and may be granted restricted stock or deferred stock in lieu of directors' fees by the New Promus Board.

AWARDS UNDER THE NEW PROMUS EQUITY PARTICIPATION PLAN

    The New Promus Equity Participation Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement or certificate and will indicate the type, terms and conditions of the Award.

    NONQUALIFIED STOCK OPTIONS ("NQSOS") will provide for the right to purchase New Promus Common Stock at a specified price which may not be less than fair market value on the date of grant and usually will become exercisable, in the discretion of the Committee (and the New Promus Board with respect to grants to Independent Directors) in one or more installments after the grant date, subject to the participant's continued provision of services to New Promus and/or subject to the satisfaction of individual or New Promus performance targets established by the Committee. NQSOs may be granted for any term specified by the Committee, not to exceed ten years from the date of grant. The New Promus Equity Participation Plan will authorize the Committee and the New Promus Board with respect to Independent Directors to, and it is expected that the Committee and the New Promus Board with respect to Independent Directors will, adopt procedures pursuant to which employees, consultants and Independent Directors will be permitted to elect to receive bonuses or directors' fees, which would otherwise be payable to them in cash, in the form of NQSOs.

    Under the New Promus Equity Participation Plan, each person who is an Independent Director as of the Effective Time will be granted an NQSO to purchase 10,000 shares of New Promus Common Stock as of the Effective Time and each Independent Director who is initially elected to the Board after the Effective Time will be granted an NQSO to purchase 10,000 shares of New Promus Common Stock as of the date of such initial election. Such NQSOs will (i) have a per share exercise price equal to the fair market value of a share of New Promus Common Stock as of the date of grant, (ii) have a term of ten years and (iii) become exercisable in four equal annual installments, beginning on the first anniversary of the date of grant.

    INCENTIVE STOCK OPTIONS ("ISOS"), will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of New Promus Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within the ten years after the date of grant; but, subject to the consent of the optionee, may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of New Promus, the New Promus Equity Participation Plan provides that the exercise price must be at least 110% of the fair market value of a share of New Promus Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

    RESTRICTED STOCK may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the New Promus Board or the Committee. Restricted stock, typically, may be repurchased by New Promus at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse. The New Promus Equity Participation Plan will authorize the New Promus Board to adopt procedures pursuant to which Independent Directors may receive a portion of their directors' fees in the form of restricted stock.

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    DEFERRED STOCK may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied. The New Promus Equity Participation Plan will authorize the New Promus Board to, and it's expected that the New Promus Board will, adopt procedures pursuant to which Independent Directors may elect to receive a portion of their directors' fees in the form of deferred stock.

    STOCK APPRECIATION RIGHTS may be granted in connection with stock options or other Awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of New Promus's Common Stock over the exercise price of the related option or other Awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) with respect to an SAR which is intended to qualify as performance-based compensation as described in Section 162(m), there are no restrictions specified in the New Promus Equity Participation Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in New Promus Common Stock or in a combination of both. The holder does not pay any consideration to New Promus upon the grant or exercise of a SAR.

    DIVIDEND EQUIVALENTS represent the value of the dividends per share paid by New Promus, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

    PERFORMANCE-BASED AWARDS may be granted by the Committee on an individual or group basis. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in New Promus Common Stock or in a combination of both. Performance Awards may include "phantom" stock Awards that provide for payments based upon increases in the price of New Promus Common Stock over a predetermined period. Performance-Based Awards may also include bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in New Promus Common Stock or in a combination of both. The payment of a Performance-Based Award in cash will not reduce the number of shares reserved under the New Promus Equity Participation Plan.

    STOCK PAYMENTS may be authorized by the Committee in the form of shares of New Promus Common Stock or an option or other right to purchase New Promus Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant. In addition, during the term of the Plan, on the date of each annual meeting of stockholders, each Independent Director who is entitled to receive a payment of cash fees on such date shall be granted a stock payment, in lieu of cash fees which such Independent Director would otherwise receive, which shall have an aggregate fair market value of $15,000 as of the date of such grant.

SECURITIES LAWS AND FEDERAL INCOME TAXES

    SECURITIES LAWS. The New Promus Equity Participation Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3. The New Promus Equity Participation Plan will be administered, and Awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the New Promus Equity Participation Plan and Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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    GENERAL FEDERAL TAX CONSEQUENCES.  Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, and stock payments under the New Promus Equity Participation Plan are taxable under Section 61 or 83 of the Code upon their receipt of New Promus Common Stock or cash with respect to such awards or grants and, subject to Section 162(m) of the Code, New Promus will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the Code, recipients of ISOs are generally not taxable on their receipt of New Promus Common Stock upon their exercises of ISOs if the ISOs and option stock are held for certain minimum holding periods and, in such event, New Promus is not entitled to income tax deductions with respect to such exercises. Participants in the New Promus Equity Participation Plan will be provided with detailed information regarding the tax consequences relating to the various types of awards and grants under the plan.

    SECTION 162(M) LIMITATION. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) per officer in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

    Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the award of the options or SARs are made by a Board of Directors committee consisting solely of 2 or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance criteria which are approved by the corporation's shareholders.

    The New Promus Equity Participation Plan has been designed in order to permit the Committee to grant stock options and SARs which will qualify as "performance-based compensation." In addition, in order to permit Awards other than stock options and SARS to qualify as "performance-based compensation," the New Promus Equity Participation Plan provides that the Committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Committee may grant Awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance criteria which are related to one or more of the following performance goals: (i) net-income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share; (vi) return on equity; (vii) return on invested capital or assets; (viii) cost reductions or savings; (ix) funds from operations, (x) appreciation in the fair market value of New Promus Common Stock and (xi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

RECOMMENDATION OF THE BOARDS OF DIRECTORS

    The Board of Directors of Doubletree, Promus and New Promus recommend approval of the New Promus Equity Participation Plan. The proposal must be approved by the holders of at least at majority of the shares present and entitled to vote on the matter at the Doubletree Special Meeting, PROVIDED that the total votes cast on the matter represent over 50% of the Common Stock entitled to vote on the matter. The proposal must also be approved by the holders of at least a majority of the total votes of the shares present and entitled to vote on the matter at the Promus Special Meeting, PROVIDED that the total votes cast on the matter represent over 50% in interest of all securities entitled to vote on the matter. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the votes cast represent over 50% in interest of the securities entitled to vote, and because an affirmative vote of a majority of the total votes of the shares present and entitled to vote is required, abstentions and broker non-votes may have the same effect as votes against approval of the New Promus Equity Participation Plan if they result in a failure of the total votes cast to represent over 50% in interest of the securities entitled to vote. The enclosed proxy will be voted in accordance with the instructions specified in the space provided on the form of proxy. If no instructions are given, proxies will be voted for approval of the New Plan. Approval of the Merger is not conditioned upon approval of the New Plan.

                             STOCKHOLDER PROPOSALS

    If the Merger is consummated, the first annual meeting of the stockholders of New Promus after such consummation is expected to be held on or about April 29, 1998. If the Merger is not consummated, the 1998 annual meeting of stockholders of Doubletree is expected to be held on or about May 1, 1998 and the 1998 annual meeting of the stockholders of Promus is expected to be held on or about April 29, 1998.

    Subject to the foregoing, if any New Promus stockholder intends to present a proposal at the 1998 New Promus annual meeting and wishes to have such proposal considered for inclusion in the proxy materials for such meeting, such holder must submit the proposal to the Secretary of New Promus in writing so as to be received at the executive offices of New Promus by November 14, 1997. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholders' proposals.

    In addition to any other applicable requirements, the Bylaws of New Promus require that for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof, containing the information required by the New Promus Bylaws and in writing, to the Corporate Secretary of New Promus. To be timely, a stockholder's notice containing the information required by the New Promus Bylaws must be delivered to or mailed and received at the principal executive offices of New Promus not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than seventy days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.

    In the event the Merger is not consummated, the only stockholder proposals eligible to be considered for inclusion in the proxy materials for the 1998 annual meetings of Doubletree and Promus will be those which were duly submitted to the Secretary of Doubletree or Promus, as the case may be, by November 14, 1997, as provided in the respective 1997 Annual Meeting Proxy Statements of Doubletree and Promus.

                                 LEGAL MATTERS

    The validity of the shares of New Promus Common Stock to be issued in connection with the Merger will be passed upon by Latham & Watkins, Los Angeles, California.

                                    EXPERTS

    The consolidated financial statements of Doubletree Corporation and subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. It is expected that a representative of KPMG Peat Marwick LLP will be present at the Doubletree Special Meeting to respond to appropriate questions of stockholders and to make a statement if such representative desires.

    The consolidated financial statements of Red Lion Hotels, Inc. as of and for the ten months ended December 31, 1995 and of Red Lion, a California Limited Partnership (Historical Red Lion), for the seven months ended July 31, 1995 incorporated herein by reference from Doubletree's Current Report on Form 8-K filed November 22, 1996 have been audited by Deloitte & Touche LLP, independent accountants, as stated in their reports which are incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm given upon their authority as experts in accounting and auditing.

    The consolidated financial statements of Promus incorporated by reference into this Joint Proxy Statement/Prospectus have been audited by Arthur Andersen LLP, independent certified public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said reports. A representative of Arthur Andersen LLP is expected to be present at the Promus Special Meeting with an opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

    The consolidated financial statements incorporated by reference into this Joint Proxy Statement/ Prospectus relating to Historical Red Lion and its subsidiaries, to the extent and for the periods indicated in their reports, have been audited by Arthur Andersen LLP, independent public accountants, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the Financial Statements of Historical Red Lion, which includes an explanatory paragraph with respect to changes in accounting for joint ventures and the accounting method for measuring impairment of hotel properties, effective January 1, 1993, as discussed in Note 1 of those Financial Statements.

                                 OTHER MATTERS

    As of the date of this Joint Proxy Statement/Prospectus, the Doubletree Board of Directors and the Promus Board of Directors know of no matters that will be presented for consideration at the Doubletree Special Meeting or the Promus Special Meeting other than as described in this Joint Proxy Statement/ Prospectus. If any other matters shall properly come before either stockholder meeting or any adjournments or postponements thereof and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the respective managements of Doubletree and Promus.

                      WHERE YOU CAN FIND MORE INFORMATION

    Doubletree and Promus file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

    New Promus filed a Registration Statement on Form S-4 to register with the SEC the New Promus Common Stock to be issued to Doubletree and Promus stockholders in the Merger. This Joint Proxy Statement/Prospectus is a part of that Registration Statement and constitutes a prospectus of New Promus in addition to being a proxy statement of Doubletree and Promus for the Special Meetings. As allowed by SEC rules, this Joint Proxy Statement/Prospectus does not contain all the information you can find in the Registration Statement or the exhibits to the Registration Statement.

    The SEC allows us to "incorporate by reference" information into this Joint Proxy Statement/ Prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Joint Proxy Statement/Prospectus, except for any information superseded by information in this Joint Proxy Statement/Prospectus. This Joint Proxy Statement/Prospectus incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about our companies and their finances.

DOUBLETREE SEC FILINGS (FILE NO. 0-24392)                        PERIOD
---------------------------------------------------------------  ------------------------------------------------

Annual Report on Form 10-K                                       Year ended December 31, 1996

Quarterly Reports on Form 10-Q                                   Quarters ended March 31, 1997, June 30, 1997 and
                                                                   September 30, 1997

Current Reports on Form 8-K and Form 8-K/A                       Filed on November 22, 1996, September 5, 1997,
                                                                   September 9, 1997 and October 9, 1997

PROMUS SEC FILINGS (FILE NO. 1-11463)                            PERIOD
---------------------------------------------------------------  ------------------------------------------------
Annual Report on Form 10-K                                       Year ended December 31, 1996

Quarterly Reports on Form 10-Q                                   Quarters ended March 31, 1997, June 30, 1997 and
                                                                   September 30, 1997

Current Reports on Form 8-K                                      Filed on September 5, 1997

    We are also incorporating by reference additional documents that we may file with the SEC between the date of this Joint Proxy Statement/Prospectus and the dates of the Special Meetings of our stockholders.

    Doubletree has supplied all information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to Doubletree and Promus has supplied all such information relating to Promus.

    If you are a stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Joint Proxy Statement/Prospectus. Stockholders may obtain documents incorporated by reference in this Joint Proxy Statement/Prospectus by requesting them in writing or by telephone from the appropriate party at the following addresses:

Doubletree Corporation                 Promus Hotel Corporation
Attention: David L. Stivers,
  Secretary                            Attention: Ralph B. Lake, Secretary
410 North 44th Street, Suite 700       755 Crossover Lane
Phoenix, Arizona 85008                 Memphis, Tennessee 38117
Telephone: (602) 220-6666              Telephone: (901) 374-5101

    If you would like to request documents from us, please do so by December 11, 1997 to receive them before the Special Meetings.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS TO VOTE ON THE MERGER. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. THIS JOINT PROXY STATEMENT/PROSPECTUS IS DATED NOVEMBER 14, 1997. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN NOVEMBER 14, 1997, AND NEITHER THE MAILING OF THE JOINT PROXY STATEMENT/PROSPECTUS TO STOCKHOLDERS NOR THE ISSUANCE OF NEW PROMUS COMMON STOCK IN THE MERGER SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                         DATED AS OF SEPTEMBER 1, 1997

                                     AMONG

                            DOUBLETREE CORPORATION,

                            PROMUS HOTEL CORPORATION

                                      AND

                              PARENT HOLDING CORP.

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                           ---------
ARTICLE I.          THE MERGERS..........................................................................        A-9

  Section 1.1.      Certificate of Incorporation and Bylaws of Parent....................................        A-9
  Section 1.2.      The Doubletree Merger................................................................        A-9
  Section 1.3.      The Promus Merger....................................................................        A-9
  Section 1.4.      Effective Time of the Mergers........................................................        A-9
  Section 1.5.      Closing..............................................................................        A-9
  Section 1.6.      Effect of the Mergers................................................................        A-9
  Section 1.7.      Certificate of Incorporation and Bylaws of the Surviving Corporations................       A-10
  Section 1.8.      Directors and Officers of the Surviving Corporations.................................       A-10

ARTICLE II.         CONVERSION OF SECURITIES.............................................................       A-10

  Section 2.1.      Conversion of Doubletree Capital Stock...............................................       A-10
  Section 2.2.      Conversion of Promus Capital Stock...................................................       A-11
  Section 2.3.      Cancellation of Parent Stock.........................................................       A-11
  Section 2.4.      Exchange of Certificates.............................................................       A-11

ARTICLE III.        REPRESENTATIONS AND WARRANTIES OF DOUBLETREE.........................................       A-14

  Section 3.1.      Organization of Doubletree...........................................................       A-14
  Section 3.2.      Doubletree Capital Structure.........................................................       A-14
  Section 3.3.      Authority; No Conflict; Required Filings and Consents................................       A-15
  Section 3.4.      SEC Filings; Financial Statements....................................................       A-16
  Section 3.5.      No Undisclosed Liabilities...........................................................       A-17
  Section 3.6.      Absence of Certain Changes or Events.................................................       A-17
  Section 3.7.      Taxes................................................................................       A-17
  Section 3.8.      Properties...........................................................................       A-18
  Section 3.9.      Intellectual Property................................................................       A-18
  Section 3.10.     Agreements, Contracts and Commitments................................................       A-18
  Section 3.11.     Litigation...........................................................................       A-19
  Section 3.12.     Environmental Matters................................................................       A-19
  Section 3.13.     Employee Benefit Plans...............................................................       A-19
  Section 3.14.     Compliance With Laws.................................................................       A-20
  Section 3.15.     Accounting and Tax Matters...........................................................       A-20
  Section 3.16.     Registration Statement; Joint Proxy Statement/Prospectus.............................       A-21
  Section 3.17.     Labor Matters........................................................................       A-21
  Section 3.18.     Insurance............................................................................       A-21
  Section 3.19.     Doubletree Long-Range Plans..........................................................       A-22
  Section 3.20.     Opinion of Financial Advisor.........................................................       A-22
  Section 3.21.     No Existing Discussions..............................................................       A-22
  Section 3.22.     Section 203 of the DGCL Not Applicable...............................................       A-22
  Section 3.23.     Doubletree Rights Plan...............................................................       A-22

                                                                                                             PAGE
                                                                                                           ---------
ARTICLE IV.         REPRESENTATIONS AND WARRANTIES OF PROMUS.............................................       A-22

  Section 4.1.      Organization of Promus...............................................................       A-22
  Section 4.2.      Promus Capital Structure.............................................................       A-23
  Section 4.3.      Authority; No Conflict; Required Filings and Consents................................       A-23
  Section 4.4.      SEC Filings; Financial Statements....................................................       A-24
  Section 4.5.      No Undisclosed Liabilities...........................................................       A-25
  Section 4.6.      Absence of Certain Changes or Events.................................................       A-25
  Section 4.7.      Taxes................................................................................       A-25
  Section 4.8.      Properties...........................................................................       A-26
  Section 4.9.      Intellectual Property................................................................       A-26
  Section 4.10.     Agreements, Contracts and Commitments................................................       A-26
  Section 4.11.     Litigation...........................................................................       A-26
  Section 4.12.     Environmental Matters................................................................       A-27
  Section 4.13.     Employee Benefit Plans...............................................................       A-27
  Section 4.14.     Compliance With Laws.................................................................       A-28
  Section 4.15.     Accounting and Tax Matters...........................................................       A-28
  Section 4.16.     Registration Statement; Joint Proxy Statement/Prospectus.............................       A-28
  Section 4.17.     Labor Matters........................................................................       A-29
  Section 4.18.     Insurance............................................................................       A-29
  Section 4.19.     Promus Long-Range Plans..............................................................       A-29
  Section 4.20.     Opinion of Financial Advisor.........................................................       A-29
  Section 4.21.     No Existing Discussions..............................................................       A-29
  Section 4.22.     Section 203 of the DGCL Not Applicable...............................................       A-29
  Section 4.23.     Promus Rights Plan...................................................................       A-29

ARTICLE V.          COVENANTS............................................................................       A-29

  Section 5.1.      Conduct of Business..................................................................       A-29
  Section 5.2.      Cooperation; Notice; Cure............................................................       A-31
  Section 5.3.      No Solicitation......................................................................       A-31
  Section 5.4.      Joint Proxy Statement/Prospectus; Registration Statement.............................       A-32
  Section 5.5.      NASDAQ Quotation and NYSE Listing....................................................       A-32
  Section 5.6.      Access to Information................................................................       A-33
  Section 5.7.      Stockholders' Meetings...............................................................       A-33
  Section 5.8.      Legal Conditions to Merger...........................................................       A-33
  Section 5.9.      Public Disclosure....................................................................       A-34
  Section 5.10.     Nonrecognition Exchange..............................................................       A-34
  Section 5.11.     Pooling Accounting...................................................................       A-34
  Section 5.12.     Affiliate Agreements.................................................................       A-34
  Section 5.13.     NYSE Listing.........................................................................       A-34
  Section 5.14.     Stock Plans..........................................................................       A-35
  Section 5.15.     Brokers or Finders...................................................................       A-36
  Section 5.16.     Indemnification......................................................................       A-36

                                                                                                             PAGE
                                                                                                           ---------
  Section 5.17.     Letter of Promus's Accountants.......................................................       A-36
  Section 5.18.     Letter of Doubletree's Accountants...................................................       A-37
  Section 5.19.     Stock Option Agreements..............................................................       A-37
  Section 5.20.     Post-Merger Corporate Governance; Employment Arrangements............................       A-37
  Section 5.21.     Name of Parent.......................................................................       A-38
  Section 5.22.     Parent Stockholder Rights Plan; Amendment of Promus Rights Plan......................       A-38
  Section 5.23.     GEPT Warrant; Doubletree Registration Rights Agreement...............................       A-39
  Section 5.24.     Conveyance Taxes.....................................................................       A-39
  Section 5.25.     Transfer Taxes.......................................................................       A-39
  Section 5.26.     Stockholder Litigation...............................................................       A-39
  Section 5.27.     Employee Benefits; Severance.........................................................       A-40

ARTICLE VI.         CONDITIONS TO MERGER.................................................................       A-40

  Section 6.1.      Conditions to Each Party's Obligation to Effect the Mergers..........................       A-40
  Section 6.2.      Additional Conditions to Obligations of Doubletree...................................       A-41
  Section 6.3.      Additional Conditions to Obligations of Promus.......................................       A-42

ARTICLE VII.        TERMINATION AND AMENDMENT............................................................       A-42

  Section 7.1.      Termination..........................................................................       A-42
  Section 7.2.      Effect of Termination................................................................       A-44
  Section 7.3.      Fees and Expenses....................................................................       A-44
  Section 7.4.      Amendment............................................................................       A-45
  Section 7.5.      Extension; Waiver....................................................................       A-45

ARTICLE VIII.       MISCELLANEOUS........................................................................       A-46

  Section 8.1.      Nonsurvival of Representations, Warranties and Agreements............................       A-46
  Section 8.2.      Notices..............................................................................       A-46
  Section 8.3.      Interpretation.......................................................................       A-46
  Section 8.4.      Counterparts.........................................................................       A-47
  Section 8.5.      Entire Agreement; No Third Party Beneficiaries.......................................       A-47
  Section 8.6.      Governing Law........................................................................       A-47
  Section 8.7.      Assignment...........................................................................       A-47

EXHIBITS

    Exhibit A       Stock Option Agreement (Doubletree)
    Exhibit B       Stock Option Agreement (Promus)
    Exhibit C       Stockholder Support Agreement
    Exhibit D       Certificate of Incorporation of Parent
    Exhibit E       Bylaws of Parent
    Exhibit F       Form of Doubletree Affiliate Agreement
    Exhibit G       Form of Promus Affiliate Agreement

                            TABLES OF DEFINED TERMS

                                                                                                  CROSS REFERENCE
TERMS                                                                                              IN AGREEMENT
-----------------------------------------------------------------------------------------------  -----------------
Acquisition Proposal...........................................................................  Section 5.3(a)
Affiliate......................................................................................  Section 5.12
Affiliate Agreement............................................................................  Section 5.12
Agreement......................................................................................  Preamble
Alternative Transaction........................................................................  Section 7.3(e)
Bankruptcy and Equity Exception................................................................  Section 3.3(a)
Certificate of Merger..........................................................................  Section 1.4
Certificates...................................................................................  Section 2.4(b)
Closing........................................................................................  Section 1.5
Closing Date...................................................................................  Section 1.5
Code...........................................................................................  Preamble
Confidentiality Agreements.....................................................................  Section 5.3(a)
DGCL...........................................................................................  Section 1.2
Doubletree.....................................................................................  Preamble
Doubletree Balance Sheet.......................................................................  Section 3.4(b)
Doubletree Common Stock........................................................................  Section 2.1
Doubletree Director............................................................................  Section 5.20(a)
Doubletree Disclosure Schedule.................................................................  Article III
Doubletree Employee Plans......................................................................  Section 3.13(a)
Doubletree Employees...........................................................................  Section 5.27(b)
Doubletree Exchange Ratio......................................................................  Section 2.1(c)
Doubletree Material Adverse Effect.............................................................  Section 3.1
Doubletree Material Contracts..................................................................  Section 3.10(a)
Doubletree Merger..............................................................................  Section 1.2
Doubletree Preferred Stock.....................................................................  Section 3.2(a)
Doubletree Rights Plan.........................................................................  Section 3.2(b)
Doubletree SEC Reports.........................................................................  Section 3.4(a)
Doubletree Stock Option........................................................................  Section 5.14(a)
Doubletree Stock Option Agreement..............................................................  Preamble
Doubletree Stock Plans.........................................................................  Section 3.2(a)
Doubletree Stockholders' Meeting...............................................................  Section 3.16
Doubletree Sub.................................................................................  Section 1.2
Doubletree Surviving Corporation...............................................................  Section 1.6
Effective Time.................................................................................  Section 1.4
Environmental Law..............................................................................  Section 3.12(b)
ERISA..........................................................................................  Section 3.13(a)
ERISA Affiliate................................................................................  Section 3.13(a)
Exchange Act...................................................................................  Section 3.3(c)
Exchange Agent.................................................................................  Section 2.4(a)
Exchange Fund..................................................................................  Section 2.4(a)
GEPT Warrant...................................................................................  Section 3.2(b)

                                                                                                  CROSS REFERENCE
TERMS                                                                                              IN AGREEMENT
-----------------------------------------------------------------------------------------------  -----------------
Governmental Entity............................................................................  Section 3.3(c)
Hazardous Substance............................................................................  Section 3.12(c)
HSR Act........................................................................................  Section 3.3(c)
Indemnified Parties............................................................................  Section 5.16(a)
IRS............................................................................................  Section 3.7(b)
Joint Proxy Statement/Prospectus...............................................................  Section 3.16
Material Lease(s)..............................................................................  Section 3.8(a)
Mergers........................................................................................  Section 1.3
NYSE...........................................................................................  Section 2.4(e)
Order..........................................................................................  Section 5.8(b)
Outside Date...................................................................................  Section 7.1(b)
Parent.........................................................................................  Preamble
Parent Common Stock............................................................................  Section 2.1(c)
Parent Rights Plan.............................................................................  Section 5.22
Promus.........................................................................................  Preamble
Promus Balance Sheet...........................................................................  Section 4.4(b)
Promus Common Stock............................................................................  Section 2.2
Promus Director................................................................................  Section 5.20(a)
Promus Disclosure Schedule.....................................................................  Article IV
Promus Employee Plans..........................................................................  Section 4.13(a)
Promus Employees...............................................................................  Section 5.27(b)
Promus Exchange Ratio..........................................................................  Section 2.2(c)
Promus Material Adverse Effect.................................................................  Section 4.1
Promus Material Contracts......................................................................  Section 4.10(a)
Promus Merger..................................................................................  Section 1.3
Promus Preferred Stock.........................................................................  Section 4.2(a)
Promus Rights Plan.............................................................................  Section 4.2(b)
Promus SEC Reports.............................................................................  Section 4.4(a)
Promus Special Stock...........................................................................  Section 4.2(a)
Promus Stock Option............................................................................  Section 5.14(a)
Promus Stock Option Agreement..................................................................  Preamble
Promus Stock Plans.............................................................................  Section 4.2(a)
Promus Stockholders' Meeting...................................................................  Section 3.16
Promus Sub.....................................................................................  Section 1.3
Promus Surviving Corporation...................................................................  Section 1.6
Registration Statement.........................................................................  Section 3.16
Rule 145.......................................................................................  Section 5.12
SEC............................................................................................  Section 3.3(c)
Securities Act.................................................................................  Section 2.4(j)
Stock Option Agreements........................................................................  Preamble
Stockholder Support Agreement..................................................................  Preamble
Subsidiary.....................................................................................  Section 3.1
Superior Proposal..............................................................................  Section 5.3(a)

                                                                                                  CROSS REFERENCE
TERMS                                                                                              IN AGREEMENT
-----------------------------------------------------------------------------------------------  -----------------
Surviving Corporation..........................................................................  Section 1.6
Tax............................................................................................  Section 3.7(a)
Taxes..........................................................................................  Section 3.7(a)
Third Party....................................................................................  Section 5.3(a)
Transfer Taxes.................................................................................  Section 5.25

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of September 1, 1997, by and among DOUBLETREE CORPORATION, a Delaware corporation
("Doubletree"), PROMUS HOTEL CORPORATION, a Delaware corporation ("Promus") and PARENT HOLDING CORP., a newly-formed Delaware corporation with nominal capitalization, one-half of the issued and outstanding capital stock of which is nominally owned by each of Doubletree and Promus ("Parent").

    WHEREAS, the Boards of Directors of Doubletree and Promus deem it advisable and in the best interests of each corporation and its respective stockholders that Doubletree and Promus combine in a "merger of equals" in order to advance the interests of Doubletree and Promus and their respective stockholders;

    WHEREAS, the combination of Doubletree and Promus shall be effected by the terms of this Agreement through (i) a merger of a wholly-owned subsidiary of Parent with and into Doubletree and (ii) a merger of another wholly-owned subsidiary of Parent with and into Promus, such that Doubletree and Promus become wholly-owned subsidiaries of Parent and the stockholders of Doubletree and Promus become stockholders of Parent;

    WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to each of Doubletree's and Promus's willingness to enter into this Agreement, Doubletree and Promus have entered into (i) a Stock Option Agreement dated as of the date of this Agreement and attached hereto as Exhibit A (the "Doubletree Stock Option Agreement"), pursuant to which Promus granted Doubletree an option to purchase shares of common stock of Promus under certain circumstances, and (ii) a Stock Option Agreement dated as of the date of this Agreement and attached hereto as Exhibit B (the "Promus Stock Option Agreement" and, together with the Doubletree Stock Option Agreement, the "Stock Option Agreements"), pursuant to which Doubletree granted Promus an option to purchase shares of common stock of Doubletree under certain circumstances;

    WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to Promus's willingness to enter into this Agreement, certain stockholders of Doubletree have entered into a Stockholder Support Agreement with Promus dated as of the date of this Agreement and attached hereto as Exhibit C (the "Stockholder Support Agreement"), pursuant to which such stockholders have agreed, among other things, to vote all voting securities of Doubletree beneficially owned by them in favor of approval and adoption of the Agreement and the Doubletree Merger (as defined in Section 1.2);

    WHEREAS, for Federal income tax purposes, it is intended that (i) the Doubletree Merger shall qualify as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and/or, taken together with the Promus Merger (as defined in Section 1.3), as a transfer of property to Parent by holders of Doubletree Common Stock (as defined in Section 2.1) described in Section 351 of the Code and (ii) the Promus Merger shall qualify as a reorganization described in Section 368(a) of the Code and/or, taken together with the Doubletree Merger, as a transfer of property to Parent by holders of Promus Common Stock described in Section 351 of the Code;

    WHEREAS, for accounting purposes, it is intended that the transactions contemplated by this Agreement shall be accounted for as a pooling of interests; and

    WHEREAS, the Boards of Directors of Doubletree and Promus have approved this Agreement, the Stock Option Agreements and the Stockholder Support Agreement.

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE I.

                                  THE MERGERS

    Section 1.1 CERTIFICATE OF INCORPORATION AND BYLAWS OF PARENT. Doubletree and Promus shall cause the Certificate of Incorporation and Bylaws of Parent to be amended prior to the Effective Time (as defined in Section 1.4) to be substantially in the form of Exhibit D and Exhibit E hereto, respectively. From the date hereof until the Effective Time, Doubletree and Promus shall consult with each other prior to causing or permitting Parent to take any action and neither shall cause or permit Parent to take any action inconsistent with the provisions of this Agreement without the written consent of the other.

    Section 1.2. THE DOUBLETREE MERGER. Doubletree and Promus shall cause Parent to form a wholly-owned subsidiary named Doubletree Acquisition Corp. ("Doubletree Sub") under the laws of the State of Delaware. Doubletree and Promus will cause Parent to cause Doubletree Sub to execute and deliver this Agreement. Upon the terms and subject to the provisions of this Agreement, and in accordance with the Delaware General Corporation Code (the "DGCL"), Doubletree Sub will merge with and into Doubletree (the "Doubletree Merger") at the Effective Time (as defined in Section 1.4). Doubletree Sub will be formed solely to facilitate the Doubletree Merger and will conduct no business or activity other than in connection with the Doubletree Merger.

    Section 1.3. THE PROMUS MERGER. Doubletree and Promus shall cause Parent to form a wholly-owned subsidiary named Promus Acquisition Corp. ("Promus Sub") under the laws of the State of Delaware. Doubletree and Promus will cause Parent to cause Promus Sub to execute and deliver this Agreement. Upon the terms and subject to the provisions of this Agreement, and in accordance with the DGCL, Promus Sub will merge with and into Promus (the "Promus Merger" and together with the Doubletree Merger, the "Mergers") at the Effective Time (as defined in
Section 1.4). Promus Sub will be formed solely to facilitate the Promus Merger and will conduct no business or activity other than in connection with the Promus Merger.

    Section 1.4. EFFECTIVE TIME OF THE MERGERS. Subject to the provisions of this Agreement, a certificate of merger with respect to each Merger in such form as is required by the relevant provisions of the DGCL (individually, a "Certificate of Merger" with respect to one of the Mergers, and collectively with respect to both Mergers, the "Certificates of Merger") shall be duly prepared, executed and acknowledged and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the DGCL, as early as practicable on the Closing Date (as defined in Section 1.5). Each Merger shall become effective at such time as is specified in the Certificate of Merger (the time at which both Mergers have become fully effective being hereinafter referred to as the "Effective Time").

    Section 1.5 CLOSING. The closing of the Mergers (the "Closing") will take place at such time and place to be agreed upon by the parties hereto, on a date to be specified by Promus and Doubletree, which shall be no later than the second business day after satisfaction or, if permissible, waiver of the conditions set forth in Article VI (the "Closing Date"), unless another date is agreed to in writing by Promus and Doubletree.

    Section 1.6. EFFECT OF THE MERGERS. As a result of the Doubletree Merger, the separate corporate existence of Doubletree Sub shall cease and Doubletree shall continue as the surviving corporation (the "Doubletree Surviving Corporation"). As a result of the Promus Merger, the separate corporate existence of Promus Sub shall cease and Promus shall continue as the surviving corporation (the "Promus Surviving Corporation" and together with the Doubletree Surviving Corporation, the "Surviving Corporations"). Upon becoming effective, the Mergers shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all properties, rights, privileges, powers and franchises of Doubletree and Doubletree Sub shall vest in the Doubletree Surviving Corporation, and all debts, liabilities and duties of Doubletree and Doubletree Sub shall become the debts, liabilities and duties of the Doubletree Surviving Corporation and (ii) all properties, rights, privileges, powers and franchises of Promus and Promus Sub shall vest in the Promus Surviving Corporation, and all debts, liabilities and duties of Promus and Promus Sub shall become the debts, liabilities and duties of the Promus Surviving Corporation.

    Section 1.7. CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATIONS. At the Effective Time, (i) the Certificate of Incorporation and Bylaws of the Doubletree Surviving Corporation shall be amended to be identical to the Certificate of Incorporation and Bylaws, respectively, of Doubletree Sub as in effect immediately prior to the Effective Time (except that the name of the Doubletree Surviving Corporation shall be Doubletree Inc.), in each case until duly amended in accordance with applicable law, and (ii) the Certificate of Incorporation and Bylaws of the Promus Surviving Corporation shall be amended to be identical to the Certificate of Incorporation and Bylaws, respectively, of Promus Sub as in effect immediately prior to the Effective Time (except that the name of the Promus Surviving Corporation shall be Promus Acquisition Corp.), in each case until duly amended in accordance with applicable law.

    Section 1.8.  DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATIONS

    (a) DOUBLETREE SURVIVING CORPORATION. The directors of Doubletree Sub immediately prior to the Effective Time shall be the initial directors of the Doubletree Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Doubletree Surviving Corporation. The officers of Doubletree immediately prior to the Effective Time shall be the initial officers of the Doubletree Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Doubletree Surviving Corporation.

    (b) PROMUS SURVIVING CORPORATION. The directors of Promus Sub immediately prior to the Effective Time shall be the initial directors of the Promus Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Promus Surviving Corporation. The officers of Promus immediately prior to the Effective Time shall be the initial officers of the Promus Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Promus Surviving Corporation.

                                  ARTICLE II.

                            CONVERSION OF SECURITIES

    Section 2.1. CONVERSION OF DOUBLETREE CAPITAL STOCK. At the Effective Time, by virtue of the Doubletree Merger and without any action on the part of any of the parties hereto or the holders of any shares of Common Stock, par value $.01 per share, of Doubletree ("Doubletree Common Stock") or common stock of Doubletree Sub:

        (a) CAPITAL STOCK OF DOUBLETREE SUB. Each issued and outstanding share of the common stock, par value $.01 per share, of Doubletree Sub shall be converted into and become one fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Doubletree Surviving Corporation.

        (b) CANCELLATION OF TREASURY STOCK AND PROMUS-OWNED STOCK. All shares of Doubletree Common Stock that are owned by Doubletree as treasury stock and any shares of Doubletree Common Stock owned by Promus or any wholly-owned Subsidiary (as defined in Section 3.1) of Promus shall be canceled and retired and shall cease to exist and no stock of Parent or other consideration shall be delivered in exchange therefor.

        (c) EXCHANGE RATIO FOR DOUBLETREE COMMON STOCK. Subject to Section 2.4(e), each issued and outstanding share of Doubletree Common Stock (other than shares to be canceled in accordance with

    Section 2.1(b)) shall be converted into the right to receive one share (the "Doubletree Exchange Ratio") of Common Stock, par value $.01 per share, of Parent ("Parent Common Stock"). All such shares of Doubletree Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any ownership or other rights with respect thereto, except the right to receive the shares of Parent Common Stock and an amount equal to certain dividends and other distributions described in Section 2.4(c), without interest, upon the surrender of such certificate in accordance with Section 2.4.

    Section 2.2. CONVERSION OF PROMUS CAPITAL STOCK. At the Effective Time, by virtue of the Promus Merger and without any action on the part of any of the parties hereto or the holders of any shares of Common Stock, par value $.10 per share, of Promus ("Promus Common Stock") or common stock of Promus Sub:

        (a) CAPITAL STOCK OF PROMUS SUB. Each issued and outstanding share of the common stock, par value $.01 per share, of Promus Sub shall be converted into and become one fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Promus Surviving Corporation.

        (b) CANCELLATION OF TREASURY STOCK AND DOUBLETREE-OWNED STOCK. All shares of Promus Common Stock that are owned by Promus as treasury stock and any shares of Promus Common Stock owned by Doubletree or any wholly-owned Subsidiary (as defined in Section 3.1) of Doubletree shall be canceled and retired and shall cease to exist and no stock of Parent or other consideration shall be delivered in exchange therefor.

        (c) EXCHANGE RATIO FOR PROMUS COMMON STOCK. Subject to Section 2.4(e), each issued and outstanding share of Promus Common Stock (other than shares to be canceled in accordance with Section 2.2(b)) shall be converted into the right to receive 0.925 shares (the "Promus Exchange Ratio") of Parent Common Stock. All such shares of Promus Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any ownership or other rights with respect thereto, except the right to receive the shares of Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock to be issued or paid in consideration therefor and an amount equal to certain dividends and other distributions described in Section 2.4(c), in each case upon the surrender of such certificate in accordance with Section
    2.4 and without interest.

    Section 2.3. CANCELLATION OF PARENT STOCK. At the Effective Time, by virtue of the Mergers and without any action on the part of any holder of any capital stock of Doubletree, Promus or Parent, each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall be surrendered and canceled, and the amount paid by Doubletree and Promus for the shares of Parent Common Stock held by them shall be returned by Parent to them.

    Section 2.4. EXCHANGE OF CERTIFICATES. The procedures for exchanging certificates which prior to the Effective Time represented shares of Doubletree Common Stock and Promus Common Stock for certificates representing Parent Common Stock pursuant to the Mergers are as follows:

        (a) EXCHANGE AGENT. As of the Effective Time, Parent shall deposit with a bank or trust company designated by Promus and Doubletree (the "Exchange Agent"), for the benefit of the holders of shares of Doubletree Common Stock and shares of Promus Common Stock outstanding immediately prior to the Effective Time, for exchange in accordance with this Section 2.4, through the Exchange Agent, certificates representing the shares of Parent Common Stock and, with respect to shares of Promus Common Stock, cash in lieu of fractional shares (such shares of Parent Common Stock and cash in lieu of fractional shares, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund"), issuable pursuant to Sections 2.1 and

    2.2 in exchange for shares of Doubletree Common Stock and Promus Common Stock, respectively, outstanding immediately prior to the Effective Time.

        (b) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Doubletree Common Stock or Promus Common Stock (collectively, the "Certificates") whose shares were converted pursuant to Section 2.1 or Section 2.2 into the right to receive shares of Parent Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Doubletree and Promus may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock (plus cash in lieu of fractional shares, if any, of Parent Common Stock as provided below). Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock, the amount of any cash payable in lieu of fractional shares of Parent Common Stock (with respect to shares of Promus Common Stock) and an amount equal to certain dividends and other distributions which such holder has the right to receive pursuant to the provisions of this Article II, and the Certificate so surrendered shall immediately be canceled. In the event of a transfer of ownership of Doubletree Common Stock or Promus Common Stock prior to the Effective Time which is not registered in the transfer records of Doubletree or Promus, respectively, a certificate representing the number of shares of Parent Common Stock issuable and any amounts payable in accordance with this Agreement may be issued and paid to a transferee if the Certificate representing such Doubletree Common Stock or Promus Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

        (c) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No amount in respect of dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock the holder thereof is entitled to receive in respect thereof and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to subsection (e) below until the holder of record of such Certificate shall surrender such Certificate to Parent in accordance herewith. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to subsection (e) below and an amount equal to the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to whole shares of Parent Common Stock, and (ii) at the appropriate payment date, an amount equal to the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to whole shares of Parent Common Stock, in each case without interest.

        (d) NO FURTHER OWNERSHIP RIGHTS IN DOUBLETREE COMMON STOCK AND PROMUS COMMON STOCK. All shares of Parent Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms hereof (including any cash paid pursuant to subsection (c) or (e) of this Section 2.4) shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of Doubletree Common Stock or Promus Common Stock theretofore represented by such Certificates, subject, however, to the applicable Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Doubletree on such shares of Doubletree Common Stock or by Promus on such shares of Promus Common Stock, as the case may be, in accordance with the terms of this Agreement (to the extent permitted under Section 5.1) prior to the date hereof and which remain unpaid at the Effective Time, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Doubletree Surviving Corporation or the Promus Surviving Corporation, as the case may be, of the shares of Doubletree Common Stock or Promus Common Stock, respectively, which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to one of the Surviving Corporations or Parent for any reason, such Certificates shall be canceled and exchanged as provided in this Section 2.4.

        (e) NO FRACTIONAL SHARES. No certificate or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates representing shares of Promus Common Stock, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. Notwithstanding any other provision of this Agreement, each holder of shares of Promus Common Stock outstanding immediately prior to the Effective Time exchanged pursuant to the Promus Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Parent Common Stock multiplied by the per share sales price of Parent Common Stock (as reported on the New York Stock Exchange Composite Tape) on the closing of the first day of regular-way trading of Parent Common Stock on the New York Stock Exchange (the "NYSE") after the Effective Time.

        (f) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the former stockholders of Doubletree or Promus for 180 days after the Effective Time shall be delivered to Parent upon demand, and any former stockholder of Doubletree or Promus who has not previously complied with this Section 2.4 shall thereafter look only to Parent for payment of such former stockholder's claim for Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any amounts in respect of dividends or distributions with respect to Parent Common Stock.

        (g) NO LIABILITY. None of Doubletree, Promus, Parent or the Exchange Agent shall be liable to any holder of shares of Doubletree Common Stock or Promus Common Stock, as the case may be, for any shares of Parent Common Stock (or cash in lieu of fractional shares of Parent Common Stock or any dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        (h) WITHHOLDING RIGHTS. Parent and each of the Surviving Corporations shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Certificates which prior to the Effective Time represented shares of Doubletree Common Stock or Promus Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent or one of the Surviving Corporations, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Doubletree Common Stock or Promus Common Stock, as the case may be, in respect of which such deduction and withholding was made.

        (i) LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or one of the Surviving Corporations, the posting by such person of a bond in such reasonable amount as Parent or such Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Parent Common Stock and any cash in lieu of fractional shares, and unpaid dividends and distributions on shares of Parent Common Stock deliverable in respect thereof pursuant to this Agreement.

        (j) AFFILIATES. Notwithstanding anything herein to the contrary, Certificates surrendered for exchange by any Affiliate (as defined in Section 5.12) of Doubletree or Promus shall not be exchanged until (i) Parent has received an Affiliate Agreement (as defined in Section 5.12) from such Affiliate or (ii) until the later of such date as such shares of Parent Common Stock are freely tradable without jeopardizing the pooling of interests accounting treatment of the Mergers and without violating the Securities Act of 1933, as amended (the "Securities Act").

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF DOUBLETREE

    Doubletree represents and warrants to Promus that the statements contained in this Article III are true and correct except as set forth herein and in the disclosure schedule delivered by Doubletree to Promus on or before the date of this Agreement (the "Doubletree Disclosure Schedule"). The Doubletree Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III and the disclosure in any paragraph shall qualify other paragraphs in this Article III only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other paragraphs.

    Section 3.1. ORGANIZATION OF DOUBLETREE. Each of Doubletree and its Subsidiaries (as defined below) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, properties, financial condition or results of operations of Doubletree and its Subsidiaries, taken as a whole (an "Doubletree Material Adverse Effect"). A true and correct copy of the Certificate of Incorporation and Bylaws of Doubletree has been delivered to Promus. Except as set forth in Doubletree SEC Reports (as defined in Section 3.4) filed prior to the date hereof, neither Doubletree nor any of its Subsidiaries directly or indirectly owns (other than ownership interests in Doubletree or in one or more of its Subsidiaries) any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity, excluding (i) securities in any publicly traded company held for investment by Doubletree and comprising less than five percent (5%) of the outstanding stock of such company and (ii) any investment or series of related investments with a book value of less than $15 million. As used in this Agreement, the word "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the economic interests in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

    Section 3.2.  DOUBLETREE CAPITAL STRUCTURE.

    (a) The authorized capital stock of Doubletree consists of 100,000,000 shares of Common Stock, $.01 par value, and 5,000,000 shares of Preferred Stock, $.01 par value ("Doubletree Preferred Stock"). As of the date hereof, (i) 39,688,458 shares of Doubletree Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable and (ii) no shares of Doubletree Common Stock were held in the treasury of Doubletree or by Subsidiaries of Doubletree. The Doubletree Disclosure

Schedule shows the number of shares of Doubletree Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of the date hereof and the plans under which such options were granted (collectively, the "Doubletree Stock Plans"). As of the date of this Agreement, none of the shares of Doubletree Preferred Stock is issued and outstanding. There are no obligations, contingent or otherwise, of Doubletree or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Doubletree Common Stock or the capital stock of any Subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations or indebtedness for borrowed money of Subsidiaries entered into in the ordinary course of business and other than any obligation the failure of which to perform or satisfy would not have a Doubletree Material Adverse Effect. All of the outstanding shares of capital stock or other ownership interests of each of Doubletree's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Doubletree or another Subsidiary of Doubletree free and clear of all security interests, liens, claims, pledges, agreements, limitations in Doubletree's voting rights, charges or other encumbrances of any nature.

    (b) Except as set forth in this Section 3.2 or as reserved for future grants of options under the Doubletree Stock Plans or the Promus Stock Option Agreement and except for the preferred stock purchase rights issued and issuable under the Rights Agreement dated as of September 1, 1997 between Doubletree and Harris Trust Company of California (the "Doubletree Rights Plan"), options to purchase an aggregate of 20,000 shares of Doubletree Common Stock, issued on June 30, 1994, to GE Investment Hotel Partners I, Limited Partnership and the Warrants to purchase an aggregate of 262,753 shares of Doubletree Common Stock, issued on November 8, 1996, to PT Investments Inc. (the "GEPT Warrant"), (i) there are no shares of capital stock of any class of Doubletree, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding; (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Doubletree or any of its Subsidiaries is a party or by which it is bound obligating Doubletree or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other ownership interests of Doubletree or any of its Subsidiaries or obligating Doubletree or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement; and
(iii) to the best knowledge of Doubletree, there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of Doubletree. All shares of Doubletree Common Stock subject to issuance as specified in this Section 3.2 are duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be validly issued, fully paid and nonassessable.

    Section 3.3.  AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

    (a) Doubletree has all requisite corporate power and authority to enter into this Agreement and the Stock Option Agreements and to consummate the transactions contemplated by this Agreement and the Stock Option Agreements. The execution and delivery of this Agreement and the Stock Option Agreements and the consummation of the transactions contemplated by this Agreement and the Stock Option Agreements by Doubletree have been duly authorized by all necessary corporate action on the part of Doubletree, subject only to the approval and adoption of this Agreement and the Doubletree Merger by Doubletree's stockholders under the DGCL. This Agreement and the Stock Option Agreements have been duly executed and delivered by Doubletree and constitute the valid and binding obligations of Doubletree, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

    (b) The execution and delivery of this Agreement and the Stock Option Agreements by Doubletree does not, and the consummation of the transactions contemplated by this Agreement and the Stock Option Agreements will not, (i) conflict with, or result in any violation or breach of, any provision of the

Certificate of Incorporation or Bylaws of Doubletree or any of its Subsidiaries,
(ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Doubletree or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound (other than pursuant to the Credit Agreement dated as of November 8, 1996 by and among Doubletree, Morgan Stanley Senior Funding, Inc., The Bank of Nova Scotia and the lenders identified therein) or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Doubletree or any of its Subsidiaries or any of its or their properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which (x) are not, individually or in the aggregate, reasonably likely to have a Doubletree Material Adverse Effect or (y) would not substantially impair or delay the consummation of the Doubletree Merger.

    (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Doubletree or any of its Subsidiaries in connection with the execution and delivery of this Agreement and the Stock Option Agreements or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing of the pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"), (ii) the filing of a Certificate of Merger with respect to the Doubletree Merger with the Delaware Secretary of State, (iii) the filing of the Joint Proxy Statement/Prospectus (as defined in Section 3.16 below) with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act, (iv) such consents, approvals, orders, authorizations, permits, filings or registrations related to, or arising out of, compliance with statutes, rules or regulations regulating the consumption, sale or serving of alcoholic beverages, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country and (vi) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not (x) be reasonably likely to have a Doubletree Material Adverse Effect or (y) substantially impair or delay the consummation of the Doubletree Merger.

    Section 3.4.  SEC FILINGS; FINANCIAL STATEMENTS.

    (a) Doubletree has filed and made available to Promus all forms, reports and documents required to be filed by Doubletree with the SEC since January 1, 1996 (collectively, the "Doubletree SEC Reports"). The Doubletree SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Doubletree SEC Reports or necessary in order to make the statements in such Doubletree SEC Reports, in the light of the circumstances under which they were made, not misleading. None of Doubletree's Subsidiaries is required to file any forms, reports or other documents with the SEC.

    (b) Each of the consolidated financial statements (including, in each case, any related notes) of Doubletree contained in the Doubletree SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) and fairly presented the consolidated financial position of Doubletree and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The audited balance sheet of Doubletree as of December 31, 1996 is referred to herein as the "Doubletree Balance Sheet."

    Section 3.5. NO UNDISCLOSED LIABILITIES. Except as disclosed in the Doubletree SEC Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since December 31, 1996 in the ordinary course of business consistent with past practices, Doubletree and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate are reasonably likely to have a Doubletree Material Adverse Effect.

    Section 3.6. ABSENCE OF CERTAIN CHANGES OF EVENTS. Except as disclosed in the Doubletree SEC Reports filed prior to the date hereof, since the date of the Doubletree Balance Sheet, Doubletree and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (i) any event, development, state of affairs or condition, or series or combination of events, developments, states of affairs or conditions, which, individually or in the aggregate, has had or is reasonably likely to have a Doubletree Material Adverse Effect (other than events, developments, states of affairs or conditions that are the effect or result of actions taken by Promus or economic factors affecting the economy as a whole or the industry in which Doubletree competes); (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Doubletree or any of its Subsidiaries which is reasonably likely to have a Doubletree Material Adverse Effect; (iii) any material change by Doubletree in its accounting methods, principles or practices to which Promus has not previously consented in writing; (iv) any revaluation by Doubletree of any of its assets which is reasonably likely to have a Doubletree Material Adverse Effect; or (v) any other action or event that would have required the consent of Promus pursuant to Section 5.1 of this Agreement had such action or event occurred after the date of this Agreement other than such actions or events that, individually or in the aggregate, have not had or are not reasonably likely to have a Doubletree Material Adverse Effect.

    Section 3.7.  TAXES.

    (a) For the purposes of this Agreement, a "Tax" or, collectively, "Taxes," means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, withholding, payroll, recapture, employment, excise, unemployment insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts. For purposes of this Agreement, "Taxes" also includes any obligations under any agreements or arrangements with any other person with respect to Taxes of such other person (including pursuant to Treas. Reg. Section 1.1502-6 or comparable provisions of state, local or foreign tax law) and including any liability for Taxes of any predecessor entity.

    (b) Doubletree and each of its Subsidiaries have (i) filed all federal, state, local and foreign Tax returns and reports required to be filed by them prior to the date of this Agreement (taking into account all applicable extensions), (ii) paid or accrued all Taxes due and payable, and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clauses (i), (ii) or (iii) for any such filings, payments or accruals that are not reasonably likely, individually or in the aggregate, to have a Doubletree Material Adverse Effect. Neither the Internal Revenue Service (the "IRS") nor any other taxing authority has asserted any claim for Taxes, or to the actual knowledge of the executive officers of Doubletree, is threatening to assert any claims for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Doubletree Material Adverse Effect. Doubletree and each of its Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities (or are properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts that are not reasonably likely, individually or in the aggregate, to have a Doubletree Material Adverse Effect. Neither Doubletree nor any of its Subsidiaries has made an election under Section 341(f) of the Code, except for any such election that shall not have a Doubletree Material Adverse Effect. There are no liens for Taxes upon the assets of Doubletree or any of its Subsidiaries (other than liens for Taxes that are not yet due or delinquent or that are being contested in good faith by appropriate proceedings), except for liens that are not reasonably likely, individually or in the aggregate, to have a Doubletree Material Adverse Effect.

    (c) Neither Doubletree nor any of its Subsidiaries is or has been a member of an affiliated group of corporations filing a consolidated federal income tax return (or a group of corporations filing a consolidated, combined or unitary income tax return under comparable provisions of state, local or foreign tax law) for any taxable period beginning on or after the taxable period ending December 31, 1993, other than a group the common parent of which is or was Doubletree or any Subsidiary of Doubletree.

    (d) Neither Doubletree nor any of its Subsidiaries has any obligation under any agreement or arrangement with any other person with respect to Taxes of such other person (including pursuant to Treas. Reg. Section 1.1502-6 or comparable provisions of state, local or foreign tax law) and including any liability for Taxes of any predecessor entity, except for obligations that are not reasonably likely, individually or in the aggregate, to have a Doubletree Material Adverse Effect.

    Section 3.8.  PROPERTIES.

    (a) Neither Doubletree nor any of its Subsidiaries is in default under any leases for real property providing for the occupancy, in each case, of (i) a hotel or (ii) other facilities in excess of 50,000 square feet (collectively "Material Lease(s)"), except where the existence of such defaults, individually or in the aggregate, is not reasonably likely to have a Doubletree Material Adverse Effect.

    (b) With respect to each item of real property that Doubletree or any of its Subsidiaries owns, except for such matters that, individually or in the aggregate, are not reasonably likely to have a Doubletree Material Adverse
Effect: (i) Doubletree or its Subsidiary has good and clear record and marketable title to such property, insurable by a recognized national title insurance company at standard rates, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or occupancy of such property; and (ii) the improvements constructed on such property are in good condition, and all mechanical and utility systems servicing such improvements are in good condition, free in each case of material defects.

    Section 3.9. INTELLECTUAL PROPERTY Doubletree owns, or is licensed or otherwise possesses legally enforceable rights to use, all trademarks, trade names, service marks, copyrights, and any applications for such trademarks, trade names, service marks and copyrights, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of Doubletree as currently conducted, subject to such exceptions that, individually and in the aggregate, would not be reasonably likely to have a Doubletree Material Adverse Effect. Doubletree has no knowledge of any assertion or claim challenging the validity of any of such intellectual property.

    Section 3.10.  AGREEMENTS, CONTRACTS AND COMMITMENTS.

    (a) Doubletree has not breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of any material agreement, contract or commitment filed as an exhibit to the Doubletree SEC Reports ("Doubletree Material Contracts") in such a manner as, individually or in the aggregate, are reasonably likely to have a Doubletree Material Adverse Effect. Each Doubletree Material Contract that has not expired by its terms is in full force and effect.

    (b) Without limiting Section 3.10(a), each of the management contracts and franchise agreements to which Doubletree is a party and each of Doubletree's Material Leases (i) is valid and binding in accordance with its terms and is in full force and effect, (ii) neither Doubletree nor any of its Subsidiaries is in default in any material respect thereof, nor does any condition exist that with notice or lapses of time or both would constitute a material default thereunder, and (iii) no party has given any written or (to the knowledge of Doubletree) oral notice of termination or cancellation thereof or that such party intends to assert a breach thereof, or seek to terminate or cancel, any such agreement, contract or lease, in each case as a result of the transactions contemplated hereby, subject to such exceptions that, individually and in the aggregate, would not be reasonably likely to have a Doubletree Material Adverse Effect.

    Section 3.11. LITIGATION. Except as described in the Doubletree SEC Reports filed prior to the date hereof, there is no action, suit or proceeding, claim, arbitration or investigation against Doubletree pending or as to which Doubletree has received any written notice of assertion, which, individually or in the aggregate, is reasonably likely to have a Doubletree Material Adverse Effect or a material adverse effect on the ability of Doubletree to consummate the transactions contemplated by this Agreement.

    Section 3.12.  ENVIRONMENTAL MATTERS.

    (a) To the knowledge of Doubletree and except as disclosed in the Doubletree SEC Reports filed prior to the date hereof and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Doubletree Material Adverse Effect: (i) Doubletree and its Subsidiaries have complied with all applicable Environmental Laws (as defined in Section 3.12(b)); (ii) the properties currently owned or operated by Doubletree and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances (as defined in Section 3.12(c));
(iii) the properties formerly owned or operated by Doubletree or any of its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Doubletree or any of its Subsidiaries; (iv) neither Doubletree nor its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Doubletree nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance; (vi) neither Doubletree nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Doubletree or any of its Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Doubletree nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Doubletree or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Doubletree or any of its Subsidiaries pursuant to any Environmental Law.

    (b) As used herein, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

    (c) As used herein, the term "Hazardous Substance" means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (C) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

    Section 3.13.  EMPLOYEE BENEFIT PLANS.

    (a) For purposes of this Agreement, the "Doubletree Employee Plans" shall mean all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Doubletree or any trade or business (whether or not incorporated) which is under common control with Doubletree within the meaning of Section 414 of the Code (an "ERISA Affiliate"), or any Subsidiary of Doubletree (together, the "Doubletree Employee Plans"). Doubletree has listed in Section 3.13 of the Doubletree Disclosure Schedule all Doubletree Employee Plans other plans that are "employee welfare benefit plans" within the meaning of Section 3(1) of ERISA.

    (b) With respect to each Doubletree Employee Plan, Doubletree has made available to Promus, a true and correct copy of (i) the most recent annual report (Form 5500) filed with the IRS, (ii) such Doubletree Employee Plan and all amendments thereto, (iii) each trust agreement and group annuity contract, if any, and all amendments thereto relating to such Doubletree Employee Plan and
(iv) the most recent actuarial report or valuation relating to a Doubletree Employee Plan subject to Title IV of ERISA.

    (c) With respect to the Doubletree Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Doubletree, there exists no condition or set of circumstances in connection with which Doubletree could be subject to any liability that is reasonably likely to have a Doubletree Material Adverse Effect under ERISA, the Code or any other applicable law.

    (d) With respect to the Doubletree Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of Doubletree, except for obligations which, individually or in the aggregate, are not reasonably likely to have a Doubletree Material Adverse Effect.

    (e) Except as disclosed in the Doubletree SEC Reports filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Doubletree nor any of its Subsidiaries is a party to any oral or written (i) agreement with any officer or other key employee of Doubletree or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Doubletree of the nature contemplated by this Agreement, (ii) agreement with any officer of Doubletree providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof and for the payment of compensation in excess of $100,000 per annum, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, the vesting of the benefits of which will be accelerated or the funding of benefits of which will be required, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

    Section 3.14. COMPLIANCE WITH LAWS. Doubletree has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Doubletree Material Adverse Effect.

    Section 3.15.  ACCOUNTING AND TAX MATTERS.

    (a) To the best knowledge of Doubletree, after consulting with its independent auditors with respect to clause (i) below and its tax advisors with respect to clause (ii) below, neither Doubletree nor any of its Affiliates (as defined in Section 5.12) has taken or agreed to take any action which would (i) prevent Parent from accounting for the business combination to be effected by the Mergers as a pooling of interests or (ii) prevent the Doubletree Merger from qualifying as a reorganization described in Section 368(a) of the Code and/or, taken together with the Promus Merger, as a transfer of property to Parent by holders of Doubletree Common Stock described in Section 351 of the Code. Except as contemplated by the Doubletree Option Agreement, neither Doubletree nor any of its Subsidiaries owns any shares of Promus Common Stock or other securities convertible into shares of Promus Common Stock (exclusive of any shares owned by Doubletree's employee benefit plans).

    (b) To the best knowledge of Doubletree, the stockholders of Doubletree as a group have no present plan, intention or arrangement to sell or otherwise dispose of such number of the shares of Parent Common Stock received in the Doubletree Merger as would reduce their ownership in Parent Common Stock to a number of shares having a value, as of the date of the Doubletree Merger, of less than eighty percent (80%) of the value of all the formerly outstanding stock of Doubletree as of the same date.

    Section 3.16.  REGISTRATION STATEMENT; JOINT PROXY
STATEMENT/PROSPECTUS. The information to be supplied by Doubletree for inclusion in the registration statement on Form S-4 pursuant to which shares of Parent Common Stock issued in the Mergers will be registered under the Securities Act (the "Registration Statement"), shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information supplied by Doubletree for inclusion in the joint proxy statement/prospectus to be sent to the stockholders of Promus and Doubletree in connection with the meeting of Doubletree's stockholders (the "Doubletree Stockholders' Meeting") and the meeting of Promus's stockholders (the "Promus Stockholders' Meeting") to consider this Agreement and the Mergers (the "Joint Proxy Statement/Prospectus") shall not, on the date the Joint Proxy Statement/Prospectus is first mailed to stockholders of Doubletree or Promus, at the time of the Doubletree Stockholders' Meeting and the Promus Stockholders' Meeting and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement/Prospectus not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Doubletree Stockholders' Meeting or the Promus Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Doubletree or any of its Affiliates, officers or directors should be discovered by Doubletree which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement/ Prospectus, Doubletree shall promptly inform Promus.

    Section 3.17. LABOR MATTERS. Except as disclosed in the Doubletree SEC Reports filed prior to the date hereof, neither Doubletree nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor, as of the date hereof, is Doubletree or any of its Subsidiaries the subject of any material proceeding asserting that Doubletree or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, as of the date of this Agreement, is there pending or, to the knowledge of the executive officers of Doubletree, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Doubletree or any of its Subsidiaries.

    Section 3.18. INSURANCE. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by Doubletree or any of its Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of Doubletree and its Subsidiaries and their respective properties and assets, and are in character and amount at least equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Doubletree Material Adverse Effect.

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    Section 3.19.  DOUBLETREE LONG-RANGE PLANS.  Doubletree has provided to
Promus copies of Doubletree's most recent long-range plans prepared in draft form by Doubletree's management and Doubletree has not adopted any other long-range plans since January 1, 1997.

    Section 3.20. OPINION OF FINANCIAL ADVISOR. The financial advisor of Doubletree, Morgan Stanley & Co. Incorporated, has delivered to Doubletree an opinion dated the date of this Agreement to the effect that the Doubletree Exchange Ratio is fair to the holders of Doubletree Common Stock from a financial point of view.

    Section 3.21. NO EXISTING DISCUSSIONS. As of the date hereof, Doubletree is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal (as defined in Section 5.3).

    Section 3.22. SECTION 203 OF THE DGCL NOT APPLICABLE. The restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in DGCL Section 203) will not apply to the authorization, execution, delivery and performance of this Agreement or the Stock Option Agreements by Doubletree or the Stockholder Support Agreement by the parties thereto or the consummation of the Doubletree Merger by Doubletree. No other "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation is applicable to Doubletree or (by reason of Doubletree's participation therein) the Doubletree Merger or the other transactions contemplated by this Agreement.

    Section 3.23. DOUBLETREE RIGHTS PLAN. Under the terms of the Doubletree Rights Plan, neither the execution of this Agreement, the Promus Stock Option Agreement, the Stockholder Support Agreement, nor the transactions contemplated hereby or thereby, will cause a Distribution Date to occur or cause the rights issued pursuant to the Doubletree Rights Plan to become exercisable, and all such rights shall become non-exercisable at the Effective Time.

                                  ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF PROMUS

    Promus represents and warrants to Doubletree that the statements contained in this Article IV are true and correct, except as set forth in the disclosure schedule delivered by Promus to Doubletree on or before the date of this Agreement (the "Promus Disclosure Schedule"). The Promus Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and the disclosure in any paragraph shall qualify other paragraphs in this Article IV only to the extent that it is reasonably apparent from a reading of such document that it also qualifies or applies to such other paragraphs.

    Section 4.1. ORGANIZATION OF PROMUS. Each of Promus and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, properties, financial condition or results of operations of Promus and its Subsidiaries, taken as a whole (a "Promus Material Adverse Effect"). A true and correct copy of the Certificate of Incorporation and Bylaws of Promus has been delivered to Doubletree. Except as set forth in the Promus SEC Reports (as defined in Section 4.4) filed prior to the date hereof, neither Promus nor any of its Subsidiaries directly or indirectly owns (other than ownership interests in Promus or in one or more of its Subsidiaries) any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity, excluding (i) securities in any publicly traded company held for investment by Promus and comprising less than five percent (5%) of the outstanding stock of such company and (ii) any investment or series of related investments with a book value of less than $15 million.

    Section 4.2.  PROMUS CAPITAL STRUCTURE.

    (a) The authorized capital stock of Promus consists of 360,000,000 shares of Common Stock, $.10 par value, 150,000 shares of Preferred Stock, $100.00 par value ("Promus Preferred Stock") and 5,000,000 shares of Special Stock, par value $1.12 1/2 ("Promus Special Stock"). As of the date hereof, (i) 49,896,911 shares of Promus Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, and (ii) 1,580,101 additional shares of Promus Common Stock were held in the treasury of Promus or by Subsidiaries of Promus. The Promus Disclosure Schedule shows the number of shares of Promus Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of the date hereof and the plans under which such options were granted (collectively, the "Promus Stock Plans"). As of the date of this Agreement, none of the shares of Promus Preferred Stock or Promus Special Stock are issued and outstanding. There are no obligations, contingent or otherwise, of Promus or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Promus Common Stock or the capital stock of any Subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations or indebtedness for borrowed money of Subsidiaries entered into in the ordinary course of business and other than any obligation the failure of which to perform or satisfy would not have a Promus Material Adverse Effect. All of the outstanding shares of capital stock or other ownership interests of each of Promus's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Promus or another Subsidiary of Promus free and clear of all security interests, liens, claims, pledges, agreements, limitations in Promus's voting rights, charges or other encumbrances of any nature.

    (b) Except as set forth in this Section 4.2 or as reserved for future grants of options under the Promus Stock Plans or the Doubletree Stock Option Agreement, and except for the preferred stock purchase rights issued and issuable under the Rights Agreement dated as of June 30, 1995 between Promus and Continental Stock Transfer & Trust Company (the "Promus Rights Plan"), (i) there are no shares of capital stock of any class of Promus, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding; (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Promus or any of its Subsidiaries is a party or by which it is bound obligating Promus or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other ownership interests of Promus or any of its Subsidiaries or obligating Promus or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement; and
(iii) to the best knowledge of Promus, there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of Promus. All shares of Promus Common Stock subject to issuance as specified in this Section 4.2 are duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be validly issued, fully paid and nonassessable.

    Section 4.3.  AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

    (a) Promus has all requisite corporate power and authority to enter into this Agreement, the Stock Option Agreements and the Stockholder Support Agreement and to consummate the transactions contemplated by this Agreement, the Stock Option Agreements and the Stockholder Support Agreement. The execution and delivery of this Agreement, the Stock Option Agreements and the Stockholder Support Agreement and the consummation of the transactions contemplated by this Agreement, the Stock Option Agreements and the Stockholder Support Agreement by Promus have been duly authorized by all necessary corporate action on the part of Promus, subject only to the approval and adoption of this Agreement and the Promus Merger by Promus's stockholders under the DGCL. This Agreement, the Stock Option Agreements and the Stockholder Support Agreement have been duly executed and delivered by Promus and constitute the valid and binding obligations of Promus, enforceable in accordance with their terms, subject to the Bankruptcy and Equity Exception.

    (b) The execution and delivery of this Agreement, the Stock Option Agreements and the Stockholder Support Agreement by Promus does not, and the consummation of the transactions contemplated by this Agreement, the Stock Option Agreements and the Stockholder Support Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws of Promus or any of its Subsidiaries, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Promus or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound (other than pursuant to the Tranche A Credit Agreement or the Tranche B Credit Agreement, each dated as of June 7, 1995, as amended, by and among Promus and certain of its subsidiaries and NationsBank, N.A. (Carolinas)) or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Promus or any of its Subsidiaries or any of its or their properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which (x) are not, individually or in the aggregate, reasonably likely to have a Promus Material Adverse Effect or
(y) would not substantially impair or delay the consummation of the Promus
Merger.

    (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Promus or any of its Subsidiaries in connection with the execution and delivery of this Agreement, the Stock Option Agreements and the Stockholder Support Agreement or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing of the pre-merger notification report under the HSR Act, (ii) the filing of a Certificate of Merger with respect to the Promus Merger with the Delaware Secretary of State, (iii) the filing of the Joint Proxy Statement/Prospectus with the SEC in accordance with the Exchange Act and the Securities Act, (iv) such consents, approvals, orders, authorizations, permits, filings, or registrations related to, or arising out of, compliance with statutes, rules or regulations regulating the consumption, sale or serving of alcoholic beverages, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country and (vi) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not (x) be reasonably likely to have a Promus Material Adverse Effect or (y) substantially impair or delay the consummation of the Promus Merger.

    Section 4.4.  SEC FILINGS; FINANCIAL STATEMENTS.

    (a) Promus has filed and made available to Doubletree all forms, reports and documents required to be filed by Promus with the SEC since January 1, 1996 (collectively, the "Promus SEC Reports"). The Promus SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Promus SEC Reports or necessary in order to make the statements in such Promus SEC Reports, in the light of the circumstances under which they were make, not misleading. Other than Promus Hotels, Inc., none of Promus's Subsidiaries is required to file any forms, reports or other documents with the SEC.

    (b) Each of the consolidated financial statements (including, in each case, any related notes) of Promus contained in the Promus SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) and fairly presented the consolidated financial position of Promus and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The audited balance sheet of Promus as of December 31, 1996 is referred to herein as the "Promus Balance Sheet."

    Section 4.5. NO UNDISCLOSED LIABILITIES. Except as disclosed in the Promus SEC Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since December 31, 1996 in the ordinary course of business consistent with past practices, Promus and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate, are reasonably likely to have a Promus Material Adverse Effect.

    Section 4.6. ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Promus SEC Reports filed prior to the date hereof, since the date of the Promus Balance Sheet, Promus and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (i) any event, development, state of affairs or condition, or series or combination of events, developments, states of affairs or conditions, which, individually or in the aggregate, has had or which is reasonably likely to have a Promus Material Adverse Effect (other than events, developments, states of affairs or conditions that are the effect or result of actions taken by Doubletree or economic factors affecting the economy as a whole or the industry in which Promus competes); (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Promus or any of its Subsidiaries which is reasonably likely to have a Promus Material Adverse Effect; (iii) any material change by Promus in its accounting methods, principles or practices to which Doubletree has not previously consented in writing; (iv) any revaluation by Promus of any of its assets which is reasonably likely to have a Promus Material Adverse Effect; or (v) any other action or event that would have required the consent of Doubletree pursuant to
Section 5.1 of this Agreement had such action or event occurred after the date of this Agreement, other than such actions or events that, individually or in the aggregate, have not had or are not reasonably likely to have a Promus Material Adverse Effect.

    Section 4.7.  TAXES.

    (a) Promus and each of its Subsidiaries have (i) filed all federal, state, local and foreign Tax returns and reports required to be filed by them prior to the date of this Agreement (taking into account all applicable extensions), (ii) paid or accrued all Taxes due and payable, and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clauses (i), (ii) or (iii) for any such filings, payments or accruals that are not reasonably likely, individually or in the aggregate, to have a Promus Material Adverse Effect. Neither the IRS nor any other taxing authority has asserted any claim for Taxes, or to the actual knowledge of the executive officers of Promus, is threatening to assert any claims for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Promus Material Adverse Effect. Promus and each of its Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities (or are properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts that are not reasonably likely, individually or in the aggregate, to have a Promus Material Adverse Effect. Neither Promus nor any of its Subsidiaries has made an election under Section 341(f) of the Code, except for any such election that shall not have a Promus Material Adverse Effect. There are no liens for Taxes upon the assets of Promus or any of its Subsidiaries (other than liens for Taxes that are not yet due or delinquent or that are being contested in good faith by appropriate proceedings), except for liens that are not reasonably likely, individually or in the aggregate, to have a Promus Material Adverse Effect.

    (b) Neither Promus nor any of its Subsidiaries is or has been a member of an affiliated group of corporations filing a consolidated federal income tax return (or a group of corporations filing a consolidated, combined or unitary income tax return under comparable provisions of state, local or foreign tax law) for any taxable period beginning on or after February 7, 1990, other than a group the common parent of which is or was The Promus Companies Incorporated, Promus or any Subsidiary of Promus.

    (c) Neither Promus nor any of its Subsidiaries has any obligation under any agreement or arrangement with any other person with respect to Taxes of such other person (including pursuant to Treas. Reg. Section 1.1502-6 or comparable provisions of state, local or foreign tax law) and including any liability for Taxes of any predecessor entity, except for obligations that are not reasonably likely, individually or in the aggregate, to have an Promus Material Adverse Effect.

    Section 4.8.  PROPERTIES.

    (a) Neither Promus nor any of its Subsidiaries is in default under any Material Leases, except where the existence of such defaults, individually or in the aggregate, is not reasonably likely to have a Promus Material Adverse Effect.

    (b) With respect to each item of real property that Promus or any of its Subsidiaries owns, except for such matters that, individually or in the aggregate, are not reasonably likely to have a Promus Material Adverse Effect:
(i) Promus or its Subsidiary has good and clear record and marketable title to such property, insurable by a recognized national title insurance company at standard rates, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or occupancy of such property; and (ii) the improvements constructed on such property are in good condition, and all mechanical and utility systems servicing such improvements are in good condition, free in each case of material defects.

    Section 4.9. INTELLECTUAL PROPERTY. Promus owns, or is licensed or otherwise possesses legally enforceable rights to use, all trademarks, trade names, service marks, copyrights, and any applications for such trademarks, trade names, service marks and copyrights, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are necessary to conduct the business of Promus as currently conducted, subject to such exceptions that, individually and in the aggregate, would not be reasonably likely to have a Promus Material Adverse Effect. Promus has no knowledge of any assertion or claim challenging the validity of any of such intellectual property.

    Section 4.10.  AGREEMENTS, CONTRACTS AND COMMITMENTS.

    (a) Promus has not breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of any material agreement, contract or commitment filed as an exhibit to the Promus SEC Reports ("Promus Material Contracts") in such a manner as, individually or in the aggregate, are reasonably likely to have a Promus Material Adverse Effect. Each Promus Material Contract that has not expired by its terms is in full force and effect.

    (b) Without limiting Section 4.10(a), each of the management contracts and franchise agreements to which Promus is a party and each of Promus's Material Leases (i) is valid and binding in accordance with its terms and is in full force and effect, (ii) neither Promus nor any of its Subsidiaries is in default in any material respect thereof, nor does any condition exist that with notice or lapses of time or both would constitute a material default thereunder, and
(iii) no party has given any written or (to the knowledge of Promus) oral notice of termination or cancellation thereof or that such party intends to assert a breach thereof, or seek to terminate or cancel, any such agreement, contract or lease, in each case as a result of the transactions contemplated hereby, subject to such exceptions that, individually and in the aggregate, would not be reasonably likely to have a Promus Material Adverse Effect.

    Section 4.11. LITIGATION. Except as described in the Promus SEC Reports filed prior to the date hereof, there is no action, suit or proceeding, claim, arbitration or investigation against Promus pending or as to which Promus has received any written notice of assertion, which, individually or in the aggregate, is reasonably likely to have a Promus Material Adverse Effect or a material adverse effect on the ability of Promus to consummate the transactions contemplated by this Agreement.

    Section 4.12. ENVIRONMENTAL MATTERS. To the knowledge of Promus and except as disclosed in the Promus SEC Reports filed prior to the date hereof and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Promus Material Adverse Effect: (i) Promus and its Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Promus and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Promus or any of its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Promus or any of its Subsidiaries; (iv) neither Promus nor its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Promus nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance; (vi) neither Promus nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Promus or any of its Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Promus nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Promus or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Promus or any of its Subsidiaries pursuant to any Environmental Law.

    Section 4.13.  EMPLOYEE BENEFIT PLANS.

    (a) For purposes of this Agreement, the "Promus Employee Plans" shall mean all employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Promus or any ERISA Affiliate of Promus, or any Subsidiary of Promus (together, the "Promus Employee Plans"). Promus has listed in Section 4.13 of the Promus Disclosure Schedule all Promus Employee Plans other than plans that are "employee welfare benefit plans" within the meaning of Section 3(1) of ERISA.

    (b) With respect to each Promus Employee Plan, Promus has made available to Doubletree, a true and correct copy of (i) the most recent annual report (Form
5500) filed with the IRS, (ii) such Promus Employee Plan and all amendments thereto, (iii) each trust agreement and group annuity contract, if any, and all amendments thereto relating to such Promus Employee Plan and (iv) the most recent actuarial report or valuation relating to a Promus Employee Plan subject to Title IV of ERISA.

    (c) With respect to the Promus Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Promus, there exists no condition or set of circumstances in connection with which Promus could be subject to any liability that is reasonably likely to have a Promus Material Adverse Effect under ERISA, the Code or any other applicable law.

    (d) With respect to the Promus Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of Promus, except for obligations which, individually or in the aggregate, are not reasonably likely to have a Promus Material Adverse Effect.

    (e) Except as disclosed in the Promus SEC Reports filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Promus nor any of its Subsidiaries is a party to any oral or written (i) agreement with any officer or other key employee of Promus or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Promus of the nature contemplated by this Agreement, (ii) agreement with any officer of Promus providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof or for the payment of compensation in excess of $100,000 per annum, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, the vesting of the benefits of which will be accelerated or the funding of benefits of which will be required, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

    Section 4.14. COMPLIANCE WITH LAWS. Promus has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Promus Material Adverse Effect.

    Section 4.15.  ACCOUNTING AND TAX MATTERS.

    (a) To the best knowledge of Promus, after consulting with its independent auditors with respect to clause (i) below and its tax advisors with respect to clause (ii) below, neither Promus nor any of its Affiliates (as defined in Section 5.12) has taken or agreed to take any action which would (i) prevent Parent from accounting for the business combination to be effected by the Mergers as a pooling of interests, or (ii) prevent the Promus Merger from qualifying as a reorganization described in Section 368(a) of the Code and/or, taken together with the Doubletree Merger, as a transfer of property to Parent by holders of Promus Common Stock described in Section 351 of the Code. Except as contemplated by the Promus Option Agreement, neither Promus nor any of its Subsidiaries owns any shares of Doubletree Common Stock or other securities convertible into shares of Doubletree Common Stock (exclusive of any shares owned by Promus's employee benefit plans).

    (b) To the best knowledge of Promus, the stockholders of Promus as a group have no present plan, intention or arrangement to sell or otherwise dispose of such number of the shares of Parent Common Stock received in the Promus Merger as would reduce their ownership in Parent Common Stock to a number of shares having a value, as of the date of the Promus Merger, of less than eighty percent (80%) of the value of all the formerly outstanding stock of Promus as of the same date.

    Section 4.16.  REGISTRATION STATEMENT; JOINT PROXY
STATEMENT/PROSPECTUS. The information to be supplied by Promus for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information to be supplied by Promus for inclusion in the Joint Proxy Statement/ Prospectus shall not, on the date the Joint Proxy Statement/Prospectus is first mailed to stockholders of Promus or Doubletree, at the time of the Promus Stockholders' Meeting and the Doubletree Stockholder's Meeting and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement/ Prospectus not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Promus Stockholders' Meeting or the Doubletree Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Promus or any of its Affiliates, officers or directors should be discovered by Promus which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement/Prospectus, Promus shall promptly inform Doubletree.

    Section 4.17. LABOR MATTERS. Except as disclosed in the Promus SEC Reports filed prior to the date hereof, neither Promus nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor, as of the date hereof, is Promus or any of its Subsidiaries the subject of any material proceeding asserting that Promus or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, as of the date of this Agreement, is there pending or, to the knowledge of the executive officers of Promus, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Promus or any of its Subsidiaries.

    Section 4.18. INSURANCE. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by Promus or any of its Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of Promus and its Subsidiaries and their respective properties and assets, and are in character and amount at least equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Promus Material Adverse Effect.

    Section 4.19. PROMUS LONG-RANGE PLANS. Promus has provided to Doubletree copies of Promus's long-range plans that are substantially identical to the long-range plans presented by Promus's management to, and adopted by, the Board of Directors of Promus on July 23, 1997, and Promus has not adopted any other long-range plans since such date.

    Section 4.20. OPINION OF FINANCIAL ADVISOR. The financial advisor of Promus, BT Wolfensohn, has delivered to Promus an opinion dated the date of this Agreement to the effect that the Promus Exchange Ratio is fair to holders of Promus Common Stock from a financial point of view.

    Section 4.21. NO EXISTING DISCUSSIONS. As of the date hereof, Promus is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal.

    Section 4.22. SECTION 203 OF THE DGCL NOT APPLICABLE. The restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in Section DGCL 203) will not apply to the authorization, execution, delivery or performance of this Agreement or the Stock Option Agreements by Promus or the consummation of the Promus Merger by Promus. No other "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation is applicable to Promus or (by reason of Promus's participation therein) the Promus Merger or the other transactions contemplated by this Agreement.

    Section 4.23. PROMUS RIGHTS PLAN. Under the terms of the Promus Rights Plan, neither the execution of this Agreement or the Doubletree Stock Option Agreement, nor the transactions contemplated hereby or thereby will cause a Distribution Date to occur or cause the rights issued pursuant to the Promus Rights Plan to become exercisable, and all such rights shall become non-exercisable at the Effective Time.

                                   ARTICLE V.

                                   COVENANTS

    Section 5.1. CONDUCT OF BUSINESS. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Doubletree and Promus each agrees as to itself and its respective Subsidiaries (except to the extent that the other party shall otherwise consent in writing) to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay its debts and taxes when due subject to good faith disputes over such debts or taxes, to pay or perform its other obligations when due, and, to the extent consistent with such business, use all reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, and others having business dealings with it. Except as expressly contemplated by this Agreement or the Stock Option Agreements or as set forth in Section 5.1 of the Doubletree Disclosure Schedule, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Doubletree and Promus each shall not (and shall not permit any of its respective Subsidiaries to), without the written consent of the other party:

        (a) Accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan of such party or authorize cash payments in exchange for any options granted under any of such plans except as required by the terms of such plans or any related agreements (including severance agreements) in effect as of the date of this Agreement;

        (b) Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to such party;

        (c) Issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the grant of options consistent with past practices to employees or directors, which options represent in the aggregate the right to acquire no more than 25,000 shares (net of cancellations) of Doubletree Common Stock or Promus Common Stock, as the case may be, (ii) the issuance of shares of Doubletree Common Stock or Promus Common Stock, as the case may be, pursuant to the exercise of options or warrants outstanding on the date of this Agreement, and (iii) the issuance of capital stock under the Doubletree Rights Plan or the Promus Rights Plan if required by the respective terms thereof;

        (d) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any assets (other than hotel properties, inventory and other immaterial assets, in each case in the ordinary course of business);

        (e) Sell, lease, license or otherwise dispose of any of its material properties or assets, except for transactions (including sales, leases, licenses or dispositions of hotel properties, inventory and other immaterial assets) in the ordinary course of business;

        (f) (i) Increase or agree to increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees (other than officers) in accordance with past practices, (ii) grant any additional severance or termination pay to, or enter into any employment or severance agreements with, any employees or officers, (iii) enter into any collective bargaining agreement (other than as required by law or extensions to existing agreements in the ordinary course of business), (iv) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

        (g) Amend or propose to amend its Certificate of Incorporation or Bylaws except as contemplated by this Agreement;

        (h) Incur any indebtedness for borrowed money other than in the ordinary course of business;

        (i) Take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement or the Stock Option Agreements or in any of its representations and warranties set forth in this Agreement or the Stock Option Agreements being untrue on and as of the Closing Date;

        (j) Make or rescind any material express or deemed election relating to Taxes, settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or make any material change to any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for the taxable year ending December 31, 1996, except as may be required by applicable law;

        (k) Settle any litigation relating to the transactions contemplated hereby other than any settlement which would not (i) have a Doubletree Material Adverse Effect (if settled by Doubletree), a Promus Material Adverse Effect (if settled by Promus) or a material adverse effect on the business, properties, financial condition or results of operations of Parent (if settled by either Doubletree or Promus) or (ii) adversely effect the consummation of the transactions contemplated hereby; or

        (l) Take, or agree in writing or otherwise to take, any of the actions described in Sections (a) through (k) above.

    Section 5.2. COOPERATION; NOTICE; CURE. Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Doubletree and Promus shall confer on a regular and frequent basis with one or more representatives of the other party to report on the general status of ongoing operations and shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Mergers and the transactions contemplated hereby and thereby. Each of Doubletree and Promus shall promptly notify the other in writing of, and will use all commercially reasonable efforts to cure before the Closing Date, any event, transaction or circumstance, as soon as practical after it becomes known to such party, that causes or will cause any covenant or agreement of Doubletree or Promus under this Agreement to be breached or that renders or will render untrue any representation or warranty of Doubletree or Promus contained in this Agreement. No notice given pursuant to this paragraph shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

    Section 5.3.  NO SOLICITATION.

    (a) Doubletree and Promus each shall not, directly or indirectly, through any officer, director, employee, financial advisor, representative or agent of such party (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transaction involving such party or any of its Subsidiaries, other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"), (ii) engage in negotiations or discussions with any person (or group of persons) other than Doubletree or Promus or their respective affiliates (a "Third Party") concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to or recommend any Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent Doubletree or Promus, or their respective Board of Directors, from (A) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or modifying or withdrawing its recommendation with respect to the transactions contemplated hereby or recommending an unsolicited bona fide written Acquisition Proposal to the stockholders of such party, if and only to the extent that (1) the Board of Directors of such party believes in good faith (after consultation with its financial advisor) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and, after taking into account the strategic benefits anticipated to be derived from the Mergers and the prospects of Doubletree and Promus as a combined company, would, if consummated, result in a transaction more favorable to the stockholders of such party over the long term than the transaction contemplated by this Agreement (a "Superior Proposal") and the Board of Directors of such party determines in good faith after consultation with outside legal counsel that such action is required for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality and standstill agreement with terms no less favorable to such party than those contained in the Confidentiality Agreements, each dated August 16, 1997 between Promus and Doubletree (the "Confidentiality Agreements"); or (B) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. Each of Doubletree and Promus agrees not to release any third party from, or waive any provision of, any standstill agreement to which it is a party or any confidentiality agreement between it and another person who has made, or who may reasonably be considered likely to make, an Acquisition Proposal, unless its Board of Directors determines in good faith after consultation with outside legal counsel that such action is required for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law.

    (b) Doubletree and Promus shall each notify the other party immediately after receipt by Doubletree or Promus (or any of their advisors) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of such party by any person or entity that informs such party that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact. Such party shall continue to keep the other party hereto informed, on a current basis, of the status of any such discussions or negotiations and the terms being discussed or negotiated.

    Section 5.4.  JOINT PROXY STATEMENT/PROSPECTUS; REGISTRATION STATEMENT.

    (a) As promptly as practical after the execution of this Agreement, Doubletree and Promus shall prepare and file with the SEC the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, provided that Doubletree and Promus may delay the filing of the Registration Statement until approval of the Joint Proxy Statement/ Prospectus by the SEC. Doubletree and Promus shall use all reasonable efforts to cause the Registration Statement to become effective as soon after such filing as practical. The Joint Proxy Statement/Prospectus shall include the recommendation of the Board of Directors of Doubletree in favor of adoption of this Agreement and the Doubletree Merger and the recommendation of the Board of Directors of Promus in favor of adoption of this Agreement and the Promus Merger; provided that the Board of Directors of either party may modify or withdraw such recommendation if such Board of Directors believes in good faith after consultation with outside legal counsel that the modification or withdrawal of such recommendation is required for such Board of Directors to comply with its fiduciary duties under applicable law.

    (b) Doubletree and Promus shall make all necessary filings with respect to the Merger under the Securities Act, the Exchange Act, applicable state blue sky laws and the rules and regulations thereunder.

    Section 5.5. NASDAQ QUOTATION AND NYSE LISTING. Each of Doubletree and Promus agrees to continue the quotation and listing of Doubletree Common Stock and Promus Common Stock, respectively, on NASDAQ National Market and the NYSE, respectively, during the term of this Agreement.

    Section 5.6. ACCESS TO INFORMATION. Upon reasonable notice, Doubletree and Promus shall each (and shall cause each of their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, access, during normal business hours during the period prior to the Effective Time, to all its personnel, properties, books, contracts, commitments and records and, during such period, each of Doubletree and Promus shall, and shall cause each of their respective Subsidiaries to, furnish promptly to the other (a) copies of monthly financial reports and development reports, (b) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and (c) all other information concerning its business, properties and personnel as such other party may reasonably request. The parties will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreements. No information or knowledge obtained in any investigation pursuant to this Section 5.6 shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

    Section 5.7. STOCKHOLDERS' MEETINGS. Doubletree and Promus each shall call a meeting of its respective stockholders to be held as promptly as practicable for the purpose of voting, in the case of Doubletree, upon this Agreement and the Doubletree Merger and, in the case of Promus, upon this Agreement and the Promus Merger. Subject to Sections 5.3 and 5.4, Doubletree and Promus shall, through their respective Boards of Directors, recommend to their respective stockholders adoption of this Agreement and approval of such matters and shall coordinate and cooperate with respect to the timing of such meetings and shall use their best efforts to hold such meetings on the same day and as soon as practicable after the date hereof. Unless otherwise required to comply with the applicable fiduciary duties of the respective directors of Doubletree and Promus, as determined by such directors in good faith after consultation with outside legal counsel, each party shall use all reasonable efforts to solicit from stockholders of such party proxies in favor of such matters. Doubletree and Promus intend to submit additional proposals to their respective stockholders at the Doubletree Stockholders' Meeting and the Promus Stockholders' Meeting, respectively, separate from the proposals referred to in the first sentence of this Section 5.7. The approval by Doubletree's stockholders or Promus's stockholders, as the case may be, of such additional proposals shall not be a condition to the closing of the Mergers under this Agreement.

    Section 5.8.  LEGAL CONDITIONS TO MERGER.

    (a) Doubletree and Promus shall each use all reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary and proper under applicable law to consummate and make effective the transactions contemplated hereby as promptly as practicable, (ii) obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by Doubletree or Promus or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby including, without limitation, the Mergers, and (iii) as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Mergers required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities laws,
(B) the HSR Act and any related governmental request thereunder, and (C) any other applicable law. Doubletree and Promus shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. Doubletree and Promus shall use their reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Joint Proxy Statement/Prospectus and the Registration Statement) in connection with the transactions contemplated by this Agreement.

    (b) Doubletree and Promus agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective reasonable efforts to obtain any government clearances required for Closing

(including through compliance with the HSR Act and any applicable foreign government reporting requirements), to respond to any government requests for information, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Order") that restricts, prevents or prohibits the consummation of the Mergers or any other transactions contemplated by this Agreement. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the HSR Act or any other federal, state or foreign antitrust or fair trade law. Doubletree and Promus shall cooperate and work together in any proceedings or negotiations with any Governmental Entity relating to any of the foregoing. Notwithstanding anything to the contrary in this Section 5.8, neither Doubletree nor Promus, nor any of their respective Subsidiaries, shall be required to take any action that would reasonably be expected to substantially impair the overall benefits expected, as of the date hereof, to be realized from the consummation of the Mergers.

    (c) Each of Doubletree and Promus shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, all reasonable efforts to obtain any third party consents related to or required in connection with the Mergers.

    Section 5.9. PUBLIC DISCLOSURE. Doubletree and Promus shall agree on the form and content of the initial press release regarding the transactions contemplated hereby and thereafter shall consult with each other before issuing, and use all reasonable efforts to agree upon, any press release or other public statement with respect to any of the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

    Section 5.10. NONRECOGNITION EXCHANGE. From and after the date hereof and until the Effective Time, neither Doubletree nor Promus, nor any of their respective Subsidiaries or other Affiliates shall knowingly take any action, or knowingly fail to take any action, that is reasonably likely to jeopardize the treatment of either of the Mergers as a reorganization described in Section 368(a) of the Code and/or, taken together with the other of the Mergers, as a transfer of property to Parent by holders of Doubletree Common Stock or Promus Common Stock, as applicable, described in Section 351 of the Code.

    Section 5.11. POOLING ACCOUNTING. From and after the date hereof and until the Effective Time, neither Doubletree nor Promus, nor any of their respective Subsidiaries or other Affiliates shall knowingly take any action, or knowingly fail to take any action, that is reasonably likely to jeopardize the treatment of the Mergers as a pooling of interests for accounting purposes.

    Section 5.12. AFFILIATE AGREEMENTS. Upon the execution of this Agreement, Doubletree and Promus will provide each other with a list of those persons who are, in Doubletree's or Promus's respective reasonable judgment, "affiliates" of Doubletree or Promus, respectively, within the meaning of Rule 145 (each such person who is an "affiliate" of Doubletree or Promus within the meaning of Rule 145 is referred to as an "Affiliate") promulgated under the Securities Act ("Rule 145"). Doubletree and Promus shall provide each other such information and documents as the other party shall reasonably request for purposes of reviewing such list and shall notify the other party in writing regarding any change in the identity of its Affiliates prior to the Closing Date. Doubletree and Promus shall each use all reasonable efforts to deliver or cause to be delivered to each other by October 15, 1997 (and in any case prior to the Effective Time) from each of its Affiliates, an executed Affiliate Agreement, in substantially the form of Exhibit F (with respect to affiliates of Doubletree) or Exhibit G (with respect to affiliates of Promus) attached hereto (each, an "Affiliate Agreement," and together, the "Affiliate Agreements").

    Section 5.13. NYSE LISTING. Doubletree and Promus shall cause Parent to promptly prepare and submit to the NYSE a listing application covering the shares of Parent Common Stock to be issued in the Mergers and upon exercise of Doubletree Stock Options, the GEPT Warrant and Promus Stock Options, and shall use all reasonable efforts to cause such shares to be approved for listing on the NYSE, prior to the Effective Time, subject to official notice of issuance.

    Section 5.14.  STOCK PLANS.

    (a) At the Effective Time, each outstanding option to purchase shares of Doubletree Common Stock (an "Doubletree Stock Option") under the Doubletree Stock Plans and each outstanding option to purchase shares of Promus Common Stock (a "Promus Stock Option") under the Promus Stock Plans, in each case whether vested or unvested, shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Doubletree Stock Option or Promus Stock Option, as the case may be, the same number of shares of Parent Common Stock as the holder of such Doubletree Stock Option or Promus Stock Option, as the case may be, would have been entitled to receive pursuant to the Doubletree Merger or the Promus Merger, respectively, had such holder exercised such option in full immediately prior to the Effective Time (rounded downward to the nearest whole number), at a price per share (rounded downward to the nearest whole cent) equal to (y) the aggregate exercise price for the shares of Doubletree Common Stock or Promus Common Stock, as the case may be, purchasable pursuant to such Doubletree Stock Option or such Promus Stock Option immediately prior to the Effective Time divided by (z) the number of full shares of Parent Common Stock deemed purchasable pursuant to such Doubletree Stock Option or Promus Stock Option, as the case may be, in accordance with the foregoing.

    (b) As soon as practicable after the Effective Time, Parent shall deliver to the participants in the Doubletree Stock Plans and the Promus Stock Plans appropriate notice setting forth such participants' rights pursuant thereto and the grants pursuant to Doubletree Stock Plans or Promus Stock Plans, as the case may be, shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 5.14 after giving effect to the Mergers).

    (c) Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery under Doubletree Stock Plans and Promus Stock Plans assumed in accordance with this
Section 5.14. As soon as practicable after the Effective Time, Parent shall file a registration statement on Form S-8 (or any successor or other appropriate forms), or another appropriate form with respect to the shares of Parent Common Stock subject to such options and shall use its reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.

    (d) The Board of Directors of each of Doubletree and Promus shall, prior to or as of the Effective Time, take all necessary actions, pursuant to and in accordance with the terms of the Doubletree Stock Plans and the instruments evidencing the Doubletree Stock Options, or the Promus Stock Plans and the instruments evidencing the Promus Stock Options, as the case may be, to provide for the conversion of the Doubletree Stock Options and the Promus Stock Options into options to acquire Parent Common Stock in accordance with this Section 5.14 without obtaining consent of the holders of the Doubletree Stock Options or Promus Stock Options in connection with such conversion; provided, however, that Promus shall use all reasonable efforts to obtain from each holder of Promus Stock Options a waiver of any right of such holder to receive any cash payment which may become due with respect to any Promus Stock Options that are exercisable immediately prior to the Effective Time as a result of the consummation of the transactions contemplated hereby.

    (e) The Board of Directors of each of Doubletree and Promus shall, prior to or as of the Effective Time, take appropriate action to approve the deemed cancellation of the Doubletree Stock Options or Promus Stock Options, as the case may be, for purposes of Section 16(b) of the Exchange Act. The Board of Directors of Parent shall, prior to or as of the Effective Time, take appropriate action to approve the deemed grant of options to purchase Parent Common Stock under the Doubletree Stock Options and the Promus Stock Options (as converted pursuant to this Section 5.14) for purposes of Section 16(b) of the Exchange Act.

    Section 5.15. BROKERS OR FINDERS. Each of Doubletree and Promus represents, as to itself, its Subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except Morgan Stanley & Co. Incorporated, whose fees and expenses will be paid by Doubletree in accordance with Doubletree's agreement with such firm (a copy of which has been delivered by Doubletree to Promus prior to the date of this Agreement), and BT Wolfensohn, whose fees and expenses will be paid by Promus in accordance with Promus's agreement with such firm (a copy of which has been delivered by Promus prior to the date of this Agreement). Each of Promus and Doubletree agrees to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or any of its Affiliates.

    Section 5.16.  INDEMNIFICATION.

    (a) From and after the Effective Time, Parent agrees that it will, and will cause the Surviving Corporations to, indemnify and hold harmless each present and former director and officer of Doubletree and Promus (the "Indemnified Parties"), against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that Doubletree or Promus, as the case may be, would have been permitted under Delaware law and its certificate of incorporation or bylaws in effect on the date hereof to indemnify such Indemnified Party (and Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided the Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification).

    (b) For a period of six years after the Effective Time, Parent shall maintain or shall cause the Surviving Corporations to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are currently covered by Doubletree's or Promus's directors' and officers' liability insurance policy (copies of which have been heretofore delivered by Doubletree and Promus to each other) with coverage in amount and scope at least as favorable as Doubletree's or Promus's existing coverage; provided that in no event shall Parent or the Surviving Corporations be required to expend in the aggregate in excess of 200% of the annual premium currently paid by Doubletree and Promus for such coverage; and if such premium would at any time exceed 200% of the such amount, then the Parent or the Surviving Corporations shall maintain insurance policies which provide the maximum and best coverage available at an annual premium equal to 200% of such amount.

    (c) The provisions of this Section 5.16 are intended to be an addition to the rights otherwise available to the current officers and directors of Doubletree and Promus by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

    Section 5.17. LETTER OF PROMUS'S ACCOUNTANTS. Promus shall use all reasonable efforts to cause to be delivered to Doubletree and Promus a letter of Arthur Andersen LLP, Promus's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Doubletree, in form reasonably satisfactory to Doubletree and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

    Section 5.18. LETTER OF DOUBLETREE'S ACCOUNTANTS. Doubletree shall use all reasonable efforts to cause to be delivered to Promus and Doubletree a letter of KPMG Peat Marwick LLP, Doubletree's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Promus, in form reasonably satisfactory to Promus and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

    Section 5.19. STOCK OPTION AGREEMENTS. Promus and Doubletree each agree to fully perform their respective obligations under the Stock Option Agreements.

    Section 5.20.  POST-MERGER CORPORATE GOVERNANCE; EMPLOYMENT ARRANGEMENTS.

    (a) At the Effective Time, the total number of persons serving on the Board of Directors of Parent shall be fourteen (unless otherwise agreed in writing by Doubletree and Promus prior to the Effective Time), half of whom shall be Doubletree Directors and half of whom shall be Promus Directors (as such terms are defined below), all of which Doubletree Directors and Promus Directors shall be spread as evenly as possible among Parent's three classes of Directors. The persons to serve initially on the Board of Directors of Parent at the Effective Time who are Doubletree Directors shall be selected solely by and at the absolute discretion of the Board of Directors of Doubletree prior to the Effective Time; and the persons to serve initially on the Board of Directors of Parent at the Effective Time who are Promus Directors shall be selected solely by and at the absolute discretion of the Board of Directors of Promus prior to the Effective Time. In the event that, prior to the Effective Time, any person so selected to serve on the Board of Directors of Parent after the Effective Time is unable or unwilling to serve in such position, the Board of Directors which selected such person shall designate another of its members to serve in such person's stead in accordance with the provisions of the immediately preceding sentence. From and after the Effective Time and until December 31, 2002, (a) the Board of Directors of Parent and each Committee of the Board of Directors of Parent as constituted following each election of Directors shall consist of an equal number of Doubletree Directors and Promus Directors, and (b) the size of the Board of Directors of Parent and each Committee of the Board of Directors of Parent shall not be increased unless such increase is approved by 75% of the members thereof. It is the intention of the parties hereto that Mr. Dale Frey shall be designated as the initial Chairman of the Human Resources Committee of Parent immediately following the Effective Time. If, at any time during the period referenced in the second preceding sentence, the number of Doubletree Directors and Promus Directors serving, or that would be serving following the next stockholders' meeting at which Directors are to be elected, as Directors of Parent or as members of any Committee of the Board of Directors of Parent, would not be equal, then, subject to the fiduciary duties of the Directors of Parent, the Board of Directors and the Nominating Committee thereof shall nominate for election at the next stockholders' meeting at which Directors are to be elected, such person or persons as may be requested by the remaining Doubletree Directors (if the number of Doubletree Directors is, or would otherwise become, less than the number of Promus Directors) or by the remaining Promus Directors (if the number of Promus Directors is, or would otherwise become, less than the number of Doubletree Directors) to ensure that there shall be an equal number of Doubletree Directors and Promus Directors. The provisions of the preceding sentence shall not apply in respect of any stockholders' meeting which takes place after December 31, 2002. The term "Doubletree Director" means (i) any person serving as a Director of Doubletree or any of its Subsidiaries on the date hereof who becomes a Director of Parent at the Effective Time and (ii) any person who becomes a Director of Parent pursuant to the second preceding sentence and who is designated by the Doubletree Directors; and the term "Promus Director" means (i) any person serving as a Director of Promus or any of its Subsidiaries on the date hereof who becomes a Director of Parent at the Effective Time and (ii) any person who becomes a Director of Parent pursuant to the second preceding sentence and who is designated by the Promus Directors.

    (b) At the Effective Time, pursuant to the terms of the employment contracts referred to in Section 5.20(c) hereof, (i) Raymond E. Schultz, the current Chief Executive Officer of Promus, shall hold the position of Chief Executive Officer and Chairman of the Board of Parent,
(ii) Richard M. Kelleher, the current President and Chief Executive Officer of Doubletree, shall hold the position of President and Chief Operating Officer of Parent, (iii) William L. Perocchi, the current Executive Vice President and Chief Financial Officer of Doubletree, shall hold the position of Executive Vice President and Chief Financial Officer of Parent and (iv) Thomas L. Keltner, the current Executive Vice President, Development of Promus, shall hold the position of Executive Vice President, Development of Parent. Mr. Schultz will continue as Chairman of the Board and Chief Executive Officer of Parent until his retirement no later than December 31, 1999, and, pursuant to the terms of the employment contracts referred to in Section 5.20(c) hereof and subject to the Bylaws of Parent, Mr. Kelleher will succeed Mr. Schultz as Chairman of the Board and Chief Executive Officer of Parent. If any of the persons identified above in this
Section 5.20(b) is unable or unwilling to hold such offices as set forth above, his successor shall be selected by the Board of Directors of Parent in accordance with the Bylaws of Parent. The authority, duties and responsibilities of the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Executive Vice President and Chief Financial Officer and the Executive Vice President, Development shall be set forth in the employment contracts entered into pursuant to Section 5.20(c) hereof, which employment contracts shall also set forth in their entirety the rights and remedies of Messrs. Schultz, Kelleher, Perocchi and Keltner with respect to employment by Parent , and none of them shall have any right, remedy or cause of action under this Section 5.20, nor shall they be third party beneficiaries of this Section 5.20.

    (c) Prior to the Closing, Parent shall offer to enter into employment agreements with Raymond E. Schultz, Richard M. Kelleher, William L. Perocchi and Thomas L. Keltner on substantially the terms previously agreed to by Doubletree and Promus.

    (d) At the Effective Time, Parent shall have an Executive Committee which initially will be comprised of the following four members of the Board of Directors of Parent: Richard J. Ferris, Michael D. Rose, Raymond E. Schultz and Peter V. Ueberroth. In addition, Richard M. Kelleher shall be an ex-officio member of the Executive Committee with the right to attend but not vote at all meetings of the Executive Committee. The Executive Committee shall have responsibility for developing Parent's long-term strategic plans, making significant capital allocation decisions and such other duties and responsibilities as specified by the Board of Directors of Parent at or after the Effective Time. The Executive Committee also shall be required to oversee the implementation of Promus's existing 100% guest satisfaction guarantee program at all of Promus's and Doubletree's hotel properties following the Effective Time. Each member of the Executive Committee that is not an employee of Parent will be entitled to receive $300,000 per year as compensation for serving on the Executive Committee.

    (e) Each of Doubletree and Promus shall cause Parent to incorporate the provisions contained in this Section 5.20 into the Bylaws of Parent in effect at the Effective Time, which provisions shall thereafter be amended only with the approval of 75% of the members of the Board of Directors of Parent.

    Section 5.21. NAME OF PARENT. At the Effective Time, Parent shall change its corporate name to Promus Hotel Corporation.

    Section 5.22. PARENT STOCKHOLDER RIGHTS PLAN. Prior to the Effective Time, Doubletree and Promus shall cause Parent to adopt a Stockholder Rights Plan (the "Parent Rights Plan") that is substantially similar to the Promus Rights Plan, with such modifications as are acceptable to both Doubletree and Promus.

    Section 5.23.  GEPT WARRANT; DOUBLETREE REGISTRATION RIGHTS AGREEMENT

    (a) At the Effective Time, Parent shall assume all obligations under the GEPT Warrant, and the holder of the GEPT Warrant thereafter shall have the right to acquire, on the same pricing and payment terms and conditions as are currently applicable under the GEPT Warrant, the same number of shares of Parent Common Stock as the holder of the GEPT Warrant would have been entitled to receive pursuant to the Doubletree Merger had such holder exercised the GEPT Warrant in full immediately prior to the Effective Time (rounded downward to the nearest whole number), at the price per share (rounded downward to the nearest whole cent) equal to (y) the aggregate exercise price for the shares of Doubletree Common Stock purchasable pursuant to the GEPT Warrant immediately prior to the Effective Time divided by (z) the number of full shares of Parent Common Stock deemed purchasable pursuant to the GEPT Warrant in accordance with the foregoing.

    (b) At the Effective Time, Doubletree and Promus shall cause Parent to enter into a Registration Rights Agreement (the "Parent Registration Rights Agreement") substantially similar to the Incorporation and Registration Rights Agreement dated as of December 16, 1993, as amended on June 30, 1994, February 27, 1996 and November 8, 1996 by and among Doubletree and certain stockholders of Doubletree (the "Doubletree Registration Rights Agreement") pursuant to which Parent will provide registration rights to parties to the Doubletree Registration Rights Agreement (other than Doubletree) with respect to all shares of Parent Common Stock issued in the Doubletree Merger on account of the shares of Doubletree Common Stock covered by the Doubletree Registration Rights Agreement.

    Section 5.24. CONVEYANCE TAXES. Doubletree and Promus shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Effective Time.

    Section 5.25. TRANSFER TAXES. Doubletree shall pay, and Promus shall pay, on behalf of the stockholders of Doubletree and Promus, respectively, any New York State Real Estate Transfer Tax, New York City Real Property Transfer Tax, New York State Stock Transfer Tax and any similar taxes imposed on the stockholders of Doubletree and Promus, respectively, by any other State of the United States (and any interest with respect to such taxes) (the "Transfer Taxes"), which become payable in connection with the transactions contemplated by this Agreement. Doubletree and Promus shall cooperate in the preparation, execution and filing of any required returns with respect to such Transfer Taxes (including returns on behalf of the stockholders of Doubletree and Promus) and in the determination of the portion of the consideration allocable to the real property of Doubletree and the Doubletree Subsidiaries and Promus and the Promus Subsidiaries in New York State and City (or in any other jurisdiction, if applicable). The Joint Proxy Statement/Prospectus shall provide that the stockholders of Doubletree and Promus shall be deemed to have (i) authorized Doubletree and Promus, respectively, to prepare, execute and file any tax returns relating to Transfer Taxes and pay any Transfer Taxes arising in connection with the Mergers, in each case, on behalf of such holders and (ii) agreed to be bound by the values and allocations established by Doubletree and Promus in the preparation of any return with respect to the Transfer Taxes, if applicable.

    Section 5.26. STOCKHOLDER LITIGATION. Each of Doubletree and Promus shall give the other the reasonable opportunity to participate in the defense of any stockholder litigation against Doubletree or Promus, as applicable, and its directors relating to the transactions contemplated hereby.

    Section 5.27.  EMPLOYEE BENEFITS; SEVERANCE.

    (a) Parent shall cause to continue to be maintained the Doubletree and Promus annual bonus plans for management employees for the 1997 fiscal year and shall calculate the amounts payable to participants thereunder on a basis consistent with the terms of each such plan and the past practice of Doubletree or Promus, as applicable.

    (b) For purposes of determining eligibility to participate, vesting, entitlement to benefits and in all other respects where length of service is relevant (except for pension benefit accruals) under any employee benefit plan or arrangement covering employees of Doubletree and its Subsidiaries ("Doubletree Employees") employees of Promus and its Subsidiaries ("Promus Employees") following the Effective Time, Parent shall cause such plans or arrangements to recognize service credit for service with Doubletree or Promus (as applicable) and any of their respective Subsidiaries to the same extent such service was recognized under the applicable employee benefit plans immediately prior to the Effective Time.

    (c) At the Effective Time, Parent shall assume and honor in accordance with their terms the severance agreements and severance pay policies identified in
Section 5.27 of the Doubletree Disclosure Schedule and Section 5.27 of the Promus Disclosure Schedule.

    (d) Promus and Doubletree agree that each may enter into retention and transition bonus arrangements with its employees prior to the Effective Time, with the terms and amounts of such payments to be determined jointly by the Chief Executive Officers of Promus and Doubletree; provided, however, that in no event shall the aggregate of all such payments exceed approximately $2.5 million.

    (e) Promus agrees to use all reasonable efforts, including obtaining any necessary employee consents, to prevent the automatic funding of any escrow, trust or similar arrangement pursuant to any employment agreement, arrangement or benefit plan that arises in connection with the execution of this Agreement or the consummation of any of the transactions contemplated hereby.

                                  ARTICLE VI.

                              CONDITIONS TO MERGER

    Section 6.1.  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGERS. The respective obligations of each party to this Agreement to effect the Mergers shall be subject to the satisfaction or waiver by each party prior to the Effective Time of the following conditions:

        (a) STOCKHOLDER APPROVAL. This Agreement, the Doubletree Merger and the Promus Merger shall have been approved in the manner required under the DGCL by the respective holders of the issued and outstanding shares of capital stock of Doubletree and Promus.

        (b) HSR ACT. The waiting period applicable to the consummation of the Mergers under the HSR Act shall have expired or been terminated.

        (c) APPROVALS. Other than the filing provided for by Section 1.4, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity the failure of which to file, obtain or occur is reasonably likely to have a Doubletree Material Adverse Effect or a Promus Material Adverse Effect shall have been filed, been obtained or occurred.

        (d) REGISTRATION STATEMENT. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

        (e) NO INJUNCTIONS. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction or statute, rule, regulation which is in effect and which has the effect of making the Mergers illegal or otherwise prohibiting consummation of the Mergers.

        (f) POOLING LETTERS. Doubletree and Promus shall have received letters from KPMG Peat Marwick LLP and Arthur Andersen LLP, respectively, addressed to Doubletree and Promus, respectively, regarding their concurrence with the respective conclusions of management of Doubletree and Promus, as to the appropriateness of the pooling of interests accounting, under Accounting Principles Board Opinion No. 16 for the transactions contemplated hereby, it being agreed that Doubletree and Promus shall each provide reasonable cooperation to KPMG Peat Marwick LLP and Arthur Andersen LLP to enable them to issue such letters.

        (g) NYSE LISTING. The shares of Parent Common Stock to be issued in the Merger and upon exercise of Doubletree Options, the GEPT Warrant and Promus Options shall have been approved for listing on the NYSE, subject to official notice of issuance.

        (h) CORPORATE GOVERNANCE. Doubletree and Promus shall have taken all actions necessary so that (i) not later than the Effective Time, the Certificate of Incorporation and Bylaws of Parent shall have been amended to be substantially in the form of Exhibit D and Exhibit E hereto; (ii) at the Effective Time, the composition of the Board of Directors of Parent and of each Committee of the Board of Directors of Parent shall comply with Section
    5.20 hereof (assuming Doubletree has designated the Doubletree Directors and Promus has designated the Promus Directors, in each case as contemplated by
    Section 5.20(a) hereof); and (iii) not later than the Effective Time, Parent shall have adopted the Parent Rights Plan.

    Section 6.2. ADDITIONAL CONDITIONS TO OBLIGATIONS OF DOUBLETREE. The obligation of Doubletree to effect the Doubletree Merger is subject to the satisfaction of each of the following conditions prior to the Effective Time, any of which may be waived in writing exclusively by Doubletree:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Promus set forth in this Agreement shall be true and correct as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for, (i) changes contemplated by this Agreement and
    (ii) inaccuracies which, individually or in the aggregate, have not had and are not reasonably likely to have a Promus Material Adverse Effect or a material adverse effect upon the consummation of the transactions contemplated hereby; and Doubletree shall have received a certificate signed on behalf of Promus by the chief executive officer and the chief financial officer of Promus to such effect.

        (b) PERFORMANCE OF OBLIGATIONS OF PROMUS. Promus shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Doubletree shall have received a certificate signed on behalf of Promus by the chief executive officer and the chief financial officer of Promus to such effect.

        (c) TAX OPINION. Doubletree shall have received the opinion of Dewey Ballantine, counsel to Doubletree, based upon reasonably requested representation letters and dated the Closing Date, to the effect that the Doubletree Merger will be treated as a reorganization described in Section 368(a) of the Code and/or, taken together with the Promus Merger, as a transfer of property to Parent by holders of Doubletree Common Stock described in Section 351 of the Code.

        (d) NO TRIGGER OF PROMUS RIGHTS PLAN. No event shall have occurred that has or would result in the triggering of any right or entitlement of stockholders of Promus under the Promus Rights Plan, or will occur as a result of the consummation of the Mergers.

    Section 6.3. ADDITIONAL CONDITIONS TO OBLIGATIONS OF PROMUS. The obligations of Promus to effect the Promus Merger are subject to the satisfaction of each of the following conditions prior to the Effective Time, any of which may be waived in writing exclusively by Promus:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Doubletree set forth in this Agreement shall be true and correct as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for, (i) changes contemplated by this Agreement and (ii) inaccuracies which, individually or in the aggregate, have not had and are not reasonably likely to have a Doubletree Material Adverse Effect, or a material adverse effect upon the consummation of the transactions contemplated hereby; and Promus shall have received a certificate signed on behalf of Doubletree by the chief executive officer and the chief financial officer of Doubletree to such effect.

        (b) PERFORMANCE OF OBLIGATIONS OF DOUBLETREE. Doubletree shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and Promus shall have received a certificate signed on behalf of Doubletree by the chief executive officer and the chief financial officer of Doubletree to such effect.

        (c) TAX OPINION. Promus shall have received the opinion of Latham & Watkins, counsel to Promus, based upon reasonably requested representation letters and dated the Closing Date, to the effect that the Promus Merger will be treated as a reorganization described in Section 368(a) of the Code and/or, taken together with the Doubletree Merger, as a transfer of property to Parent by holders of Promus Common Stock described in Section 351 of the Code.

        (d) NO TRIGGER OF DOUBLETREE RIGHTS PLAN. No event shall have occurred that has or would result in the triggering of any right or entitlement of stockholders of Doubletree under the Doubletree Rights Plan, or will occur as a result of the consummation of the Mergers.

                                  ARTICLE VII.

                           TERMINATION AND AMENDMENT

    Section 7.1. TERMINATION. This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 7.1(b) through 7.1(h), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with the Mergers by the stockholders of Doubletree or Promus:

        (a) by mutual written consent of Doubletree and Promus; or

        (b) by either Doubletree or Promus if the Mergers shall not have been consummated by January 31, 1998 (provided that (i) either Doubletree or Promus may extend such date to March 31, 1998 by providing written notice thereof to the other party on or prior to January 31, 1998 (January 31, 1998, as it may be so extended, shall be referred to herein as the "Outside Date") and (ii) the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Mergers to occur on or before such date); or

        (c) by either Doubletree or Promus if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers; or

        (d) (i) by Doubletree or Promus, if, at the Promus Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Promus in favor of the approval and adoption of this Agreement and the Promus Merger shall not have been obtained; or

    (ii) by Promus or Doubletree if, at the Doubletree Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Doubletree in favor of the approval and adoption of this Agreement and the Doubletree Merger shall not have been obtained; or

        (e) by Doubletree, if (i) the Board of Directors of Promus shall have withdrawn or modified its recommendation of this Agreement or the Promus Merger (provided that Doubletree's right to terminate this Agreement under such clause (i) shall not be available if at such time Promus would be entitled to terminate this Agreement under Section 7.1(h) without giving effect to the cure period); (ii) after the receipt by Promus of an Acquisition Proposal, Doubletree requests in writing that the Board of Directors of Promus reconfirm its recommendation of this Agreement and the Promus Merger to the stockholders of Promus and the Board of Directors of Promus fails to do so within 10 business days after its receipt of Doubletree's request; (iii) the Board of Directors of Promus shall have recommended to the stockholders of Promus an Alternative Transaction (as defined in Section 7.3(e)); (iv) a tender offer or exchange offer for 20% or more of the outstanding shares of Promus Common Stock is commenced (other than by Doubletree or an Affiliate of Doubletree) and the Board of Directors of Promus recommends that the stockholders of Promus tender their shares in such tender or exchange offer; or (v) for any reason Promus fails to call and hold the Promus Stockholders' Meeting by the Outside Date (provided that Doubletree's right to terminate this Agreement under such clause (v) shall not be available if at such time Promus would be entitled to terminate this Agreement under Section 7.1(h) without giving effect to the cure period); or

        (f) by Promus, if (i) the Board of Directors of Doubletree shall have withdrawn or modified its recommendation of this Agreement or the Doubletree Merger (provided that Promus's right to terminate this Agreement under such clause (i) shall not be available if at such time Doubletree would be entitled to terminate this Agreement under Section 7.1(h) without giving effect to the cure period); (ii) after the receipt by Doubletree of an Acquisition Proposal, Promus requests in writing that the Board of Directors of Doubletree reconfirm its recommendation of this Agreement and the Doubletree Merger to the stockholders of Promus and the Board of Directors of Doubletree fails to do so within 10 business days after its receipt of Promus's request; (iii) the Board of Directors of Doubletree shall have recommended to the stockholders of Doubletree an Alternative Transaction (as defined in Section 7.3(e)); (iv) a tender offer or exchange offer for 20% or more of the outstanding shares of Doubletree Common Stock is commenced (other than by Promus or an Affiliate of Promus) and the Board of Directors of Doubletree recommends that the stockholders of Doubletree tender their shares in such tender or exchange offer; or (v) for any reason Doubletree fails to call and hold the Doubletree Stockholders' Meeting by the Outside Date (provided that Promus's right to terminate this Agreement under such clause (v) shall not be available if at such time Doubletree would be entitled to terminate this Agreement under Section 7.1(h) without giving effect to the cure period); or

        (g) by Doubletree or Promus, prior to the approval of this Agreement by the stockholders of such party, if, as a result of a Superior Proposal received by such party from a Third Party, the Board of Directors of such party determines in good faith after consultation with outside legal counsel that accepting such Superior Proposal is required for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law; provided, however, that no termination shall be effective pursuant to this Section 7.1(g) under circumstances in which a termination fee is payable by the terminating party pursuant to Section 7.3(b)(iii) or
    (c)(iii), unless concurrently with such termination, such termination fee is paid in full by the terminating party in accordance with Section 7.3(b)(iii) or (c)(iii), as applicable; or

        (h) by Doubletree or Promus, if (A) there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) will cause the conditions set forth in Section 6.2(a) or (b) (in the case of termination by Doubletree) or 6.3(a) or (b) (in the case of termination by Promus) not to be satisfied, and (ii) shall not have been cured within 20 business days following receipt by the breaching party of written notice of such breach from the other party; or (B) any event shall have occurred which makes it impossible for the conditions set forth in Article VI hereof (other than Section 6.1(a), 6.1(e), 6.2(d) and 6.3(d)) to be satisfied, provided that any termination pursuant to this clause (B) shall not be effective until 20 business days after notice thereof is delivered by the party seeking to terminate to the other party, and shall be automatically rescinded if (1) such condition is solely for the benefit of the party receiving such notice and (2) such party, prior to such 20th business day, irrevocably waives satisfaction of such condition based on such event.

        Section 7.2. EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Doubletree, Promus, Parent or their respective officers, directors, stockholders or Affiliates, except as set forth in Sections 5.15 and 7.3 and except that such termination shall not limit liability for a willful breach of this Agreement; provided that, the provisions of Sections 5.15 and 7.3 of this Agreement, the Stock Option Agreements and the Confidentiality Agreements shall remain in full force and effect and survive any termination of this Agreement.

        Section 7.3.  FEES AND EXPENSES.

        (a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Mergers are consummated.

        (b) Doubletree shall pay Promus a termination fee of $45 million upon the earliest to occur of the following events:

            (i) the termination of this Agreement by either Promus or Doubletree pursuant to Section 7.1(d)(ii), if a proposal for an Alternative Transaction (as defined below) involving Doubletree shall have been publicly announced prior to the Doubletree Stockholders' Meeting and either a definitive agreement for an Alternative Transaction is entered into, or an Alternative Transaction is consummated, within eighteen months of such termination;

            (ii) the termination of this Agreement by Promus pursuant to Section 7.1(f); or

           (iii) the termination of this Agreement by Doubletree pursuant to
       Section 7.1(g).

        Doubletree's payment of a termination fee pursuant to this subsection shall be the sole and exclusive remedy of Promus against Doubletree and any of its Subsidiaries and their respective directors, officers, employees, agents, advisors or other representatives with respect to the occurrences giving rise to such payment; provided that this limitation shall not apply in the event of a willful breach of this Agreement by Doubletree. Notwithstanding the foregoing, if and to the extent that Promus has purchased shares of Doubletree Common Stock pursuant to the Promus Stock Option Agreement prior to the payment of the $45 million fee provided for herein (the "Fee Payment Date"), the amount payable to Promus under this
    Section 7.3(b), together with (i)(x) the net cash amount received by Promus prior to the Fee Payment Date pursuant to Doubletree's repurchase of Shares (as defined in the Promus Stock Option Agreement) pursuant to Section 7 of the Promus Stock Option Agreement, less (y) Promus's purchase price for such Shares, and (ii)(x) the amounts received by Promus prior to the Fee Payment Date pursuant to the sale of Shares (or any other securities into which such Shares are converted or exchanged), less (y) Promus's purchase price for such Shares, shall not exceed $65 million.

        (c) Promus shall pay Doubletree a termination fee of $45 million upon the earliest to occur of the following events:

            (i) the termination of this Agreement by either Doubletree or Promus pursuant to Section 7.1(d)(i), if a proposal for an Alternative Transaction (as defined below) involving Promus shall have been publicly announced prior to the Promus Stockholders' Meeting and either an

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
       Alternative Transaction is entered into, or an Alternative Transaction is consummated, within eighteen months of such termination;

            (ii) the termination of this Agreement by Doubletree pursuant to
       Section 7.1(e); or

           (iii) the termination of this Agreement by Promus pursuant to Section
       7.1 (g).

        Promus's payment of a termination fee pursuant to this subsection shall be the sole and exclusive remedy of Doubletree against Promus and any of its Subsidiaries and their respective directors, officers, employees, agents, advisors or other representatives with respect to the occurrences giving rise to such payment; provided that this limitation shall not apply in the event of a willful breach of this Agreement by Promus. Notwithstanding the foregoing, if and to the extent that Doubletree has purchased shares of Promus Common Stock pursuant to the Doubletree Stock Option Agreement prior to the Fee Payment Date, the amount payable to Doubletree under this Section 7.3(c), together with (i)(x) the net cash amount received by Doubletree prior to the Fee Payment Date pursuant to Promus's repurchase of Shares (as defined in the Doubletree Stock Option Agreement) pursuant to Section 7 of the Doubletree Stock Option Agreement, less (y) Doubletree's purchase price for such Shares, and (ii)(x) the amounts received by Doubletree prior to the Fee Payment Date pursuant to the sale of Shares (or any other securities into which such Shares are converted or exchanged), less (y) Doubletree's purchase price for such Shares, shall not exceed $65 million.

        (d) The fees payable pursuant to Section 7.3(b) or 7.3(c) shall be paid concurrently with the first to occur of the events described in Section 7.3(b)(i), (ii) or (iii) or 7.3(c)(i), (ii) or (iii), respectively.

        (e) As used in this Agreement, "Alternative Transaction" means either
    (i) a transaction pursuant to which any Third Party acquires more than 20% of the outstanding shares of Doubletree Common Stock or Promus Common Stock, as the case may be, pursuant to a tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving Doubletree or Promus pursuant to which any Third Party (or the stockholders of a Third Party) acquires more than 20% of the outstanding shares of Doubletree Common Stock or Promus Common Stock, as the case may be, or the entity surviving such merger or business combination, (iii) any other transaction pursuant to which any Third Party acquires control of assets (including for this purpose the outstanding equity securities of Subsidiaries of Doubletree or Promus, and the entity surviving any merger or business combination including any of them) of Doubletree or Promus having a fair market value (as determined by the Board of Directors of Doubletree or Promus, as the case may be, in good faith) equal to more than 20% of the fair market value of all the assets of Doubletree or Promus, as the case may be, and their respective Subsidiaries, taken as a whole, immediately prior to such transaction, or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

        Section 7.4. AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Mergers by the stockholders of Doubletree or Promus, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto; provided, however, that this Agreement may be amended in writing without obtaining the signatures of Doubletree, Promus or Parent solely for the purpose of adding Doubletree Sub and Merger Sub as parties to this Agreement.

        Section 7.5. EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and
    (iii) waive compliance with any of the agreements or conditions contained here. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

        Section 8.1. NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Sections 1.6, 2.1, 2.2, 2.4, 5.16, 5.19, 5.20 and 5.27 and Article VIII, and the
    agreements of the Affiliates delivered pursuant to Section 5.12. The Confidentiality Agreements shall survive the execution and delivery of this Agreement.

        Section 8.2. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

           (a) if to Doubletree, to

      Doubletree Corporation
                                 410 North 44th Street, Suite 700
                                 Phoenix, AZ 85008
                                 Attn: Richard M. Kelleher
                                 Telecopy: (602) 220-6753

      with a copy to
                                 Dewey Ballantine
                                 1301 Avenue of the Americas
                                 New York, NY 10019-6092
                                 Attn: William J. Phillips, Esq.
                                 Telecopy: (212) 295-6333

           (b) if to Promus, to

      Promus Hotel Corporation
                                 755 Crossover Lane
                                 Memphis, TN 38117
                                 Attn: Raymond E. Schultz
                                 Telecopy: (901) 374-5636

      with a copy to:
                                 Latham & Watkins
                                 633 West Fifth Street, Suite 4000
                                 Los Angeles, CA 90071-2007
                                 Attn: John M. Newell, Esq.
                                 Telecopy: (213) 891-8763

    Section 8.3. INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement", "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to September 1, 1997.

    Section 8.4. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

    Section 8.5. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and all documents and instruments referred to herein (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 5.16 are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; provided that the Confidentiality Agreements shall remain in full force and effect until the Effective Time. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither Doubletree nor Promus makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

    Section 8.6. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

    Section 8.7. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                                   SIGNATURES

    IN WITNESS WHEREOF, Doubletree, Promus and Parent have caused this Agreement to be signed by their respective duly authorized officers as of the date first written above.

                                          DOUBLETREE CORPORATION

                                          /s/ Richard M. Kelleher
                                          --------------------------------------

                                          By: Richard M. Kelleher
                                          Its: President & CEO

                                          PROMUS HOTEL CORPORATION

                                          /s/ Raymond E. Schultz
                                          --------------------------------------

                                          By: Raymond E. Schultz
                                          Its: President & Chief Executive
                                          Officer

                                          PARENT HOLDING CORP.

                                          /s/ Raymond E. Schultz
                                          --------------------------------------

                                          By: Raymond E. Schultz
                                          Its: Chief Executive Officer &
                                          Chairman of the Board

                                                                         ANNEX B

   [LOGO]

                                                                       [LOGO]

                                                               September 1, 1997

Board of Directors
Doubletree Corporation
410 North 44th Street, Suite 700
Phoenix, AZ 85008

Gentlemen and Madam:

    We understand that Doubletree Corporation ("Doubletree"), Promus Hotel Corporation ("Promus") and Parent Holding Corp. ("Parent"), have entered into an Agreement and Plan of Merger, dated as of September 2, 1997 (the "Merger Agreement"), which provides, among other things, for (i) the merger of a wholly-owned subsidiary of Parent with and into Doubletree and (ii) for the merger of another wholly-owned subsidiary of Parent with and into Promus (collectively, the "Mergers"), such that the stockholders of Doubletree and Promus will become wholly-owned subsidiaries of the Parent. Pursuant to the Mergers, (i) each outstanding share of common stock, par value $0.10 per share, of Promus ("Promus Common Stock"), other than shares of Promus Common Stock held in the treasury or any shares held by Doubletree or any wholly-owned subsidiary of Doubletree, will be converted into 0.9250 shares (the "Promus Exchange Ratio") of common stock, par value $0.01 per share, of the Parent ("Parent Common Stock") and (ii) each outstanding share of common stock, par value $0.01 per share, of Doubletree ("Doubletree Common Stock"), other than shares of Doubletree Common Stock held in the treasury or any shares held by Promus or any wholly-owned subsidiary of Promus, will be converted into 1.0000 shares (the "Doubletree Exchange Ratio") of Parent Common Stock. It is also our understanding that Doubletree and Promus have entered into Stock Option Agreements, each dated as of September 1, 1997 (the "Option Agreements"), which provide, among other things, for the grant by Doubletree to Promus of an option to acquire certain shares of Doubletree Common Stock, the grant by Promus to Doubletree to acquire certain shares of Promus Common Stock, in each case, upon the terms and conditions provided in such agreements (collectively, the "Options"). The terms and conditions of the Mergers and the Options are more fully set forth in the Merger Agreement and the Option Agreements, respectively.

    You have asked for our opinion as to whether the Doubletree Exchange Ratio, taking into account the Promus Exchange Ratio, pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of Doubletree Common Stock.

For purposes of the opinion set forth herein, we have:

     i) reviewed certain publicly available financial statements and other information of Promus and Doubletree;

     ii) reviewed certain internal financial statements and other financial and operating data concerning Doubletree prepared by the management of Doubletree;

    iii) analyzed certain financial projections prepared by the management of Doubletree;

    iv) discussed on a limited basis the past and current operations and financial condition and the prospects of Doubletree with senior executives of Doubletree and analyzed the proforma impact of the Merger on Doubletree's earnings per share;

                                                                       [LOGO]

     v) reviewed certain internal financial statements and other financial and operating data concerning Promus prepared by the management of Promus;

    vi) analyzed certain financial projections prepared by the management of Promus;

    vii) discussed on a limited basis the past and current operations and financial condition and the prospects of Promus with senior executives of Promus;

   viii) reviewed the reported prices and trading activity for Doubletree Common Stock and Promus Common Stock;

    ix) discussed with the managements of Doubletree and Promus their views of the strategic rationale for the Merger and the cost savings and other synergies expected to result from the Merger;

     x) participated in discussions and negotiations among representatives of Doubletree and Promus and their financial and legal advisors;

    xi) reviewed the Merger Agreement, the Option Agreements, and certain related documents; and

    xii) performed such other analyses and considered such other factors as we have deemed appropriate.

    We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Doubletree and Promus. We have relied upon, with your consent, the assumptions of the managements of Doubletree and Promus regarding cost savings and other synergies expected to result from the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of Promus or Doubletree, nor have we been furnished with any such appraisals. We have assumed that the Merger will be treated as a "pooling-of-interests" business combination in accordance with U.S. Generally Accepted Accounting Principles and will qualify as a tax-free exchange within the meaning of Section 351(a) of the Internal Revenue Code of 1986. We have also assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition of Doubletree, nor did we negotiate with any party other than Promus in connection with a transaction involving Doubletree.

    We have acted as financial advisor to the Board of Directors of Doubletree in connection with this transaction and will receive a fee for our services. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for Doubletree and Promus and have received fees for the rendering of those services.

    It is understood that this letter is for the information of the Board of Directors of Doubletree and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by Doubletree with the Securities and Exchange Commission with respect to the Merger. In addition, we express no opinion and make no recommendation as to how the holders of Doubletree Common Stock should vote at the stockholders' meeting held in connection with the Merger.

    Based on and subject to the foregoing, we are of the opinion on the date hereof that the Doubletree Exchange Ratio, taking into account the Promus Exchange Ratio, pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of Doubletree Common Stock.

                                          Very truly yours,

                                MORGAN STANLEY & CO. INCORPORATED

                                By:          By: /s/ Mahmoud A. Mamdani
                                     -----------------------------------------
                                                 Mahmoud A. Mamdani
                                                 MANAGING DIRECTOR

                                                                         ANNEX C

                                                                [LOGO]

                                          September 1, 1997

The Board of Directors
Promus Hotel Corporation
755 Crossover Lane
Memphis, TN 38117

Gentlemen and Madame:

    BT Wolfensohn ("BT Wolfensohn") has acted as financial advisor to Promus Hotel Corporation ("Promus") in connection with the proposed merger of Promus and Doubletree Corporation ("Doubletree") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), to be dated as of September 1, 1997 among Promus, Doubletree and a newly formed holding company, Parent Holding Corporation ("Parent"), which provides, among other things, for the merger of Promus with a wholly-owned subsidiary of Parent ("Promus Subsidiary Merger") and the merger of Doubletree with another wholly-owned subsidiary of Parent ("Doubletree Subsidiary Merger") (the Promus Subsidiary Merger and the Doubletree Subsidiary Merger, when taken together, the "Transaction"). As a result of the Transaction, Promus and Doubletree will become wholly-owned subsidiaries of Parent. As set forth more fully in the Merger Agreement, as a result of the Transaction each share of Common Stock, par value $.10, of Promus ("Promus Common Stock") not owned directly or indirectly by Promus or Doubletree will be converted into the right to receive 0.925 of a share of Common Stock of Parent (the "Exchange Ratio") and each share of Common Stock, par value $.01, of Doubletree ("Doubletree Common Stock"), not owned directly or indirectly by Promus or Doubletree, will be converted into the right to receive 1.0 share of Common Stock of Parent (the "Doubletree Exchange Ratio"). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

    You have requested BT Wolfensohn's opinion, as investment bankers, as to the fairness, from a financial point of view, of the Exchange Ratio to Promus shareholders.

    In connection with BT Wolfensohn's role as financial advisor to Promus, and in arriving at its opinion, BT Wolfensohn has, among other things:

    (i) reviewed the publicly available consolidated financial statements of Doubletree for recent years and interim periods to date and certain other relevant financial and operating data of Doubletree available from public sources or provided to BT Wolfensohn by Doubletree;

    (ii) reviewed the publicly available consolidated financial statements of Promus for recent years and interim periods to date and certain other relevant financial and operating data of Promus available from public sources or provided to BT Wolfensohn by Promus;

    (iii) reviewed certain internal financial and operating information, including certain projections, relating to Promus and Doubletree, provided to BT Wolfensohn by Promus and Doubletree, respectively;

                  [LOGO]

                                                                [LOGO]

The Board of Directors
Promus Hotel Corporation
September 1, 1997
Page 2

    (iv) discussed the business, financial condition and prospects of Promus and Doubletree with certain officers and certain members of management of each organization;

    (v) considered the strategic objectives of Promus as outlined to BT Wolfensohn by Promus management;

    (vi) reviewed the trading prices and activity for Promus Common Stock and Doubletree Common Stock;

    (vii) reviewed the financial terms of the Merger Agreement;

    (viii)reviewed the financial terms of selected transactions in the lodging industry which BT Wolfensohn believed to be relevant;

    (ix) reviewed certain public information pertaining to companies engaged in businesses that BT Wolfensohn believed to be generally comparable to those of Promus and Doubletree, including, without limitation, the trading prices for the equity securities of such companies;

    (x) analyzed the pro forma impact of the Transaction on Promus and Doubletree, including with respect to the combined company's earnings per share, consolidated capitalization and financial ratios; and

    (xi) performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as BT Wolfensohn deemed relevant.

    BT Wolfensohn has not assumed responsibility for independent verification of any information, whether publicly available or furnished to it, concerning Promus or Doubletree, including, without limitation, any financial information, forecasts or projections, considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, BT Wolfensohn has assumed and relied upon the accuracy and completeness of all such information and BT Wolfensohn has not conducted a physical inspection of any of the properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities, of Promus or Doubletree. With respect to the financial forecasts and projections made available to BT Wolfensohn and used in its analysis, including estimates of the operating savings and other benefits and cost reductions achievable as a result of the Transaction, BT Wolfensohn has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Promus or Doubletree as to the matters covered thereby and in rendering its opinion BT Wolfensohn expresses no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. In addition, BT Wolfensohn expresses no opinion as to prices at which shares of Parent will trade following the Transaction. BT Wolfensohn has also assumed that the Transaction will qualify for pooling-of-interests accounting treatment in accordance with generally accepted accounting principles and as a tax-free reorganization for United

                  [LOGO]

                                                                [LOGO]

The Board of Directors
Promus Hotel Corporation
September 1, 1997
Page 3

States federal income tax purposes. BT Wolfensohn's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

    In connection with our engagement, we have not been authorized by Promus or its Board of Directors to solicit, nor have we solicited, any third party indications of interest for the acquisition of the Company, nor have we reviewed with Promus or its Board of Directors any potential transactions in lieu of the Transaction.

    This opinion is addressed to, and for the use and benefit of, the Board of Directors of Promus and is not a recommendation to the stockholders of Promus or Doubletree to approve the Transaction.

    In connection with its opinion, BT Wolfensohn has assumed that the Transaction will be consummated on the terms and subject to the conditions described in the Merger Agreement and that all conditions to the consummation of the Transaction contained in the Merger Agreement will be satisfied without the waiver of such conditions. BT Wolfensohn has also assumed that all necessary governmental and regulatory approvals and consents of third parties will be obtained on terms and conditions that will not have a material adverse effect on Promus or Doubletree.

    BT Wolfensohn will receive a fee for its financial advisory services rendered in connection with the currently contemplated Transaction, a substantial portion of which fee is contingent on the consummation of the Transaction. In the ordinary course of business, BT Wolfensohn or its affiliates may actively trade equity securities of Promus or Doubletree for its own account or for the accounts of its customers and, accordingly, may from time to time hold a long or short position in such securities.

    BT Wolfensohn is engaged in the merger and acquisition and client advisory business of Bankers Trust and, for legal and regulatory purposes, is a division of BT Alex. Brown Incorporated, a registered broker dealer and member of the New York Stock Exchange.

    Based upon and subject to the foregoing, it is BT Wolfensohn's opinion as investment bankers that the Exchange Ratio in connection with the Transaction pursuant to the Merger Agreement is fair, from a financial point of view, to Promus shareholders.

                                          Very truly yours,

                                          /s/ BT Wolfensohn
                                          --------------------------------------
                                          BT WOLFENSOHN

                  [LOGO]

                                                                         ANNEX D

                                    FORM OF
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              PARENT HOLDING CORP.

    The present name of the Corporation is Parent Holding Corp. and the Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 29, 1997. This Restated Certificate of Incorporation of the Corporation, which both restates and further amends the provisions of the Corporation's Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

        FIRST:  The name of the Corporation is Promus Hotel Corporation.

        SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at that address is Corporation Service Company.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware as set forth in Title 8 of the Delaware Code (the "GCL").

        FOURTH: A. The total number of shares of stock which the Corporation shall have authority to issue is 510,000,000 (the "Capital Stock") consisting of 500,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), and 10,000,000 shares of Preferred Stock, par value of $0.01 per share (the "Preferred Stock").

        B. Shares of Preferred Stock may be issued from time to time in one or more series, as provided for herein or as provided for by the Board of Directors as permitted hereby. All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect of the terms fixed herein for the series provided for herein or fixed by the Board of Directors for series provided for by the Board of Directors as permitted hereby. All shares of any one series shall be identical in all respects with all the other shares of such series, except the shares of any one series issued at different times may differ as to the dates from which dividends thereon may be cumulative.

        The Board of Directors is hereby authorized, by resolution or resolutions, to establish, out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, additional series of Preferred Stock. Before any shares of any such additional series are issued, the Board of Directors shall fix and determine, and is hereby expressly empowered to fix and determine, by resolution or resolutions, the number of shares constituting such series and the distinguishing characteristics and the relative rights, preferences, privileges and immunities, if any, and any qualifications, limitations or restrictions thereof, of the shares thereof, so far as not inconsistent with the provisions of this Article FOURTH. Without limiting the generality of the foregoing, the Board of Directors may fix and determine:

             1. The designation of such series and the number of shares which shall constitute such series of such shares;

             2. The rate of dividend, if any, payable on shares of such series;

             3. Whether the shares of such series shall be cumulative, non-cumulative or partially cumulative as to dividends, and the dates from which any cumulative dividends are to accumulate;

             4. Whether the shares of such series may be redeemed, and, if so, the price or prices at which and the terms and conditions on which shares of such series may be redeemed;

             5. The amount payable upon shares of such series in the event of the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation;

             6. The sinking fund provisions, if any, for the redemption of shares of such series;

             7. The voting rights, if any, of the shares of such series;

             8. The terms and conditions, if any, on which shares of such series may be converted into shares of capital stock of the Corporation of any other class or series;

             9. Whether the shares of such series are to be preferred over shares of capital stock of the Corporation of any other class or series as to dividends, or upon the voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation, or otherwise; and

            10. Any other characteristics, preferences, limitations, rights, privileges, immunities or terms not inconsistent with the provisions of this Article FOURTH.

        C. Except as otherwise provided in this Restated Certificate of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him on all matters submitted to stockholders for a vote and each holder of Preferred Stock of any series that is Voting Stock shall be entitled to such number of votes for each share held by him as may be specified in the resolutions providing for the issuance of such series.

        Except as otherwise provided by law, the presence, in person or by proxy, of the holders of record of issued and outstanding shares of Capital Stock entitling the holders thereof to cast a majority of the votes entitled to be cast by the holders of issued and outstanding shares of Capital Stock entitled to vote shall constitute a quorum at all meetings of the stockholders.

        FIFTH: A. The Board of Directors shall have the power to make, adopt, alter, amend, change or repeal the Bylaws of the Corporation by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, subject to any bylaw requiring the affirmative vote of a larger percentage of the members of the Board of Directors.

        B. Stockholders may not make, adopt, alter, amend, change or repeal the Bylaws of the Corporation except upon the affirmative vote of at least 75% of the votes entitled to be cast by the holders of all outstanding shares then entitled to vote generally in the election of directors, voting together as a single class.

        SIXTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall consist of not less than three or more than twenty directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors, subject to any bylaw requiring the affirmative vote of a larger percentage of the members of the Board of Directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Class I shall consist of four directors, and each of Class II and Class III shall consist of five directors. Class I directors shall be initially elected for a term expiring at the first annual meeting of stockholders of the Corporation following the date hereof, Class II directors shall be initially elected for a term expiring at the second annual meeting of stockholders of the Corporation following the date hereof, and Class III directors shall be initially elected for a term expiring at the third annual meeting of stockholders of the Corporation following the date hereof. At each annual meeting of stockholders following the date hereof, successors to the class of directors whose term expires at that annual meeting shall be elected for a three year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, prior to death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors and any other vacancy may only be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

        Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto (including the resolutions of the Board of Directors pursuant to Article FOURTH hereof), and such Directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

        SEVENTH: Special meetings of the stockholders of the Corporation, for any purpose or purposes, may only be called at any time by a majority of the entire Board of Directors or by either the Chairman or the President of the Corporation.

        EIGHTH: No stockholder action may be taken except at an annual or special meeting of stockholders of the Corporation and stockholders of the corporation may not take any action by written consent in lieu of a meeting.

        NINTH: A. In addition to any affirmative vote required by law or this Restated Certificate of Incorporation (including any resolutions of the Board of Directors pursuant to Article FOURTH hereof) or the Bylaws of the Corporation, and except as otherwise expressly provided in Section B of this Article NINTH, a Business Combination (as hereinafter defined) with, or proposed by or on behalf of, any Interested Stockholder (as hereinafter defined) or any Affiliate or Associate (as hereinafter defined) of any Interested Stockholder or any person who thereafter would be an Affiliate or Associate of such Interested Stockholder shall, except as otherwise prohibited by applicable law, require the affirmative vote of (i) not less than 75% of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class and (ii) not less than a majority of the votes entitled to be cast by holders of all the then outstanding Voting Stock, voting together as a single class, excluding Voting Stock beneficially owned by such Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

        B. The provisions of Section A of this Article NINTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of this Restated Certification of Incorporation (including any resolutions of the Board of Directors pursuant to Article FOURTH hereof) or the Bylaws of the Corporation, or any agreement with any national securities exchange, if all the conditions specified in either of the following Paragraphs 1 or 2 are met or, in the case of Business

    Combination not involving the payment of consideration to the holders of the Corporation's outstanding Capital Stock (as hereinafter defined), if the condition specified in the following Paragraph 1 is met:

           1. The Business Combination shall have been approved, either specifically or as a transaction which is in an approved category of transactions, by a majority (whether such approval is made prior to or subsequent to the acquisition of, or announcement or public disclosure of the intention to acquire, beneficial ownership of the Voting Stock that caused the Interested Stockholder to become an Interested Stockholder) of the Continuing Directors (as hereinafter defined).

           2.  All of the following conditions shall have been met:

               a. The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under clauses (i) and (ii) below:

                    (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
               fees) paid by or on behalf of the Interested Stockholder for any share of Common Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of Common Stock (x) within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the "Announcement Date") or (y) in the transaction in which it became an Interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to common stock; and

                    (ii) the Fair Market Value per share of Common Stock on the
               Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher.

               b. The aggregate amount of cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of each class or series of outstanding Capital Stock, other than Common Stock, shall be at least equal to the highest amount determined under clauses (i), (ii) and (iii) below:

                    (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
               fees) paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock;

                    (ii) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock; and

                   (iii) (if applicable) the highest preferential amount per
               share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation regardless of whether the Business Combination to be consummated constitutes such an event.

               The provisions of this Paragraph 2(b) shall be required to be met with respect to every class or series of outstanding Capital Stock, whether or not the Interested Stockholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock.

               c. The consideration to be received by holders of a particular class or series of outstanding Capital Stock shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of any class or series of Capital Stock varied as to form, the form of consideration for such class or series of Capital Stock shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder.

               d. After the Determination Date and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full periodic dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (iv) such Interested Stockholders shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Stockholder becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage beneficial ownership of any class or series of Capital Stock.

               e. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Act") (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, such statement, if any, as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates, such investment banking firm to be paid a reasonable fee for its services by the Corporation.

               f. Such Interested Stockholder shall not have made any major change in the Corporation's business or equity capital structure without the approval of a majority of the Continuing Directors.

               g. After the Determination Date, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

        C.  The following definitions shall apply with respect to this article
    NINTH:

             1. The term "Business Combination" shall mean:

               a. any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other company (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

               b. any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase or sell, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets, securities or commitments of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder which (except for any arrangement, whether as employee or consultant or otherwise, other than as director, pursuant to which any Interested Stockholder or any Affiliate or Associate thereof shall, directly or indirectly, have any control over or responsibility for the management of any aspect of the business or affairs of the Corporation, with respect to which arrangement the value test set forth below shall not apply), together with all other such arrangements (including all contemplated future events), has an aggregate Fair Market Value and/or involves aggregate commitments of $100,000,000 or more or constitutes more than 5 percent of the book value of the total assets (in the case of transactions involving assets or commitments other than capital stock) or 5 percent of the stockholders' equity (in the case of transactions in capital stock) of the entity in question (the "Substantial Part"), as reflected in the most recent fiscal year-end consolidated balance sheet of such entity existing at the time the stockholders of the Corporation would be required to approve or authorize the Business Combination involving the assets, securities and/or commitments constituting any Substantial Part; provided, that if stockholders' equity is negative, the fair market value of the outstanding Capital Stock at the date of such balance sheet shall be used in lieu thereof in determining if a transaction involves a Substantial Part; or

               c. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation or for any amendment to the Corporation's Bylaws; or

               d. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Stockholder or any affiliate or Associate of any Interested Stockholder; or

               e. any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (d).

             2. The term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

             3. The term "person" shall mean any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

             4. The term "Interested Stockholder" shall mean any person (other than (i) the Corporation or any Subsidiary, any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity and (ii) Doubletree Corporation, Promus Acquisition Corp. and any Subsidiary thereof) who (a) is, or has announced or publicly disclosed a plan or intention to become, the beneficial owner of Voting Stock representing ten percent or more of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing ten percent or more of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock; or (c) is an assignee of or has otherwise succeeded to any Voting Stock which was at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

             5. A person shall be a "beneficial owner" of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the parenthetical clause in Section C.5(b)(ii)) or disposing of any shares of Capital Stock; provided that:
       (x) no director or officer of the Corporation (nor any Affiliate or Associate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed the "beneficial owner" of any shares of Capital Stock that are beneficially owned by any other such director or officer; (y) in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote the shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate or Associate of such trustee), solely by reason of such capacity of such trustee, shall be deemed the "beneficial owner" of the shares of Voting Stock held under such plan; and (z) no person shall be deemed the "beneficial owner" of any shares of Voting Stock held in any voting trust, employee stock ownership plan or any similar plan or trust if such person does not possess the right to vote such shares. For the purposes of determining whether a person is an

       Interested Stockholder pursuant to Paragraph 4 of this section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 5 of Section C, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise. Notwithstanding the foregoing, for purposes of this Article NINTH, a person shall not be deemed a "beneficial owner" of any Capital Stock which such person has the right to acquire upon exercise of the Rights issued pursuant to the Parent Rights Agreement,
       dated as of            , 1997, between the Corporation and
       (including any successor rights plan thereto, the "Rights Agreement"), if such person would not be deemed the beneficial owner of such Capital Stock under the terms of such Rights Agreement.

             6. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act as in effect on the date that this Article NINTH is approved by the Board (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation).

             7. The term "Subsidiary" means any company of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 4 of this Section C, the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the Corporation.

             8. The term "Continuing Director" means any member of the Board of Directors of the Corporation (the "Board of Directors"), while such person is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy or newly-created directorship on the Board of Directors or who is elected and who, in either event, is not an Affiliate or Associate or representative of the Interested Stockholder and, in connection with such person's initial assumption of office, is recommended for appointment or election by a majority of the Continuing Directors then on the Board.

             9. The term "Fair Market Value" means (a) in the case of cash, the amount of such cash; (b) in the case of stock the highest closing sales price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange--Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the NASDAQ National Market or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and
       (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

            10. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Paragraphs 2.a and 2.b of Section B of this Article NINTH shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

        D. A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article NINTH, on the basis of information known to them after reasonable inquiry, all questions arising under this Article NINTH including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another,
    (d) whether a Proposed Action (as hereinafter defined) is with, or proposed by, or on behalf of, an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, (e) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $100,000,000 or more, (f) whether the assets or securities that are the subject of any Business Combination constitute a Substantial Part, and (g) whether the applicable conditions set forth in paragraph 2 of Section B of this Article NINTH have been met with respect to any Business Combination. Any such determination made good faith shall be binding and conclusive on all parties.

        E. Nothing contained in this Article NINTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

        F. The fact that any Business combination complies with the provisions of Section B of this Article NINTH shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

        G. For the purpose of this Article NINTH, a Business Combination or any proposal to amend, repeal or adopt any provision of this Restated Certificate of Incorporation inconsistent with this Article NINTH (collectively, "Proposed Action") is presumed to have been proposed by, or on behalf of, an Interested Stockholder or a person who thereafter would become such if (1) after the Interested Stockholder became such, the Proposed Action is proposed following the election of any director of the Corporation who with respect to such Interested Stockholder, would not qualify to serve as a Continuing Director or (2) such Interested Stockholder, Affiliate, Associate or person votes for or consents to the adoption of any such Proposed Action, unless as to such Interested Stockholder, Affiliate, Associate or person, a majority of the Continuing Directors makes a good faith determination that such Proposed Action is not proposed by or on behalf of such Interested Stockholder, Affiliate, Associate or person, based on information known to them after reasonable inquiry.

        H. Notwithstanding any other provisions of this Restated Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Restated Certificate of Incorporation or the Bylaws of the Corporation), or any proposal to amend, repeal or adopt any provision of this Restated Certificate of Incorporation inconsistent with this Article NINTH which is proposed by or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder shall require the affirmative vote of (i) the holders of not less than 75% of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class, and (ii) the holders of not less than a majority of the votes entitled to be cast by the holders of the then outstanding shares of Voting Stock, voting together as a single class, excluding Voting Stock beneficially owned by such Interested Stockholder, provided, however, that this Section H shall not apply to, and such vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board of Directors if all of such directors are persons who would be eligible to serve as Continuing Directors within the meaning of Section C, Paragraph 8 of this Article NINTH.

        TENTH: A. Subject to Section C of this Article TENTH, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

        B. Subject to Section C of this Article TENTH, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        C. Any indemnification under this Article TENTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section A or Section B of this Article TENTH, as the case may be. Such determination shall be made (i) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such disinterested directors designated by a majority vote of such disinterested directors, even though less than a quorum, or (iii) if there are no such disinterested directors or if such disinterested directors so directs, by independent legal counsel in a written opinion, or (iv) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section A or Section B of this Article TENTH, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

        D. For purposes of any determination under Section C of this Article TENTH, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section D of Article TENTH shall mean any other corporation or any partnership, joint venture, trust or other enterprise of which such person is or was serving at the request of the Corporation as a director or officer. The provisions of this Section D shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections A or B of this Article TENTH as the case may be.

        E. Notwithstanding any contrary determination in the specific case under Section C of this Article TENTH, and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections A and B of this Article TENTH. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he has met the applicable standards of conduct set forth in Sections A or B of this Article TENTH, as the case may be. Notice of any application for indemnification pursuant to this Section E of Article TENTH shall be given to the Corporation promptly upon the filing of such application.

        F. Expenses incurred by a director or officer of the Corporation in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article TENTH.

        G. The indemnification and advancement of expenses provided by this Article TENTH shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of, and advancement of expenses to, the persons specified in Sections A and B of this Article TENTH shall be made to the fullest extent permitted by law. The provisions of this Article TENTH shall not be deemed to preclude the indemnification of, and advancement of expenses to, any person who is not specified in Sections A or B of this Article TENTH but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise. The indemnification provided by this Article TENTH shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

        H. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article TENTH.

        I. For purposes of this Article TENTH, reference to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article TENTH with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

        ELEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

        TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or thereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        THIRTEENTH: No director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the GCL, or
    (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each director of the Corporations shall be limited or eliminated to the fullest extent permitted by the GCL as so amended from time to time.

    IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Raymond E. Schultz, its Chief Executive Officer and attested by Ralph
B. Lake, its Secretary, this   day of          , 1997.

                                          By:
--------------------------------------------------------------------------------
                                          Raymond E. Schultz
                                          CHIEF EXECUTIVE OFFICER

    ATTEST:

    ------------------------------------------
    Ralph B. Lake
    SECRETARY

                                                                         ANNEX E

                                    FORM OF
                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                            PROMUS HOTEL CORPORATION

                                   ARTICLE I.
                                    OFFICES

    Section 1. REGISTERED OFFICE. The registered office of Promus Hotel Corporation (the "Corporation") shall be at Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of New Castle, State of Delaware.

    Section 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine.

                                  ARTICLE II.
                            MEETINGS OF STOCKHOLDERS

    Section 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    Section 2. ANNUAL MEETINGS. The annual meeting of stockholders shall be held on the last Wednesday in April in each year or on such other date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these Bylaws.

    Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

    To be properly brought before the annual meeting, business must be either
(i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this
Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

    Section 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may only be called by a majority of the entire Board of Directors or by the Chairman of the Board and Chief Executive Officer or the President and Chief Operating Officer.

    Written notice of a special meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

    Section 4. QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat, present in person or represented by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

    Section 5. VOTING. Unless otherwise required by law, the Certificate of Incorporation, the rules or regulations of any stock exchange applicable to the Corporation or these Bylaws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation. Such votes may be cast in person or by proxy but no proxy shall be voted after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

    Section 6. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

    Section 7. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                  ARTICLE III.
                                   DIRECTORS

    Section 1. NUMBER OF DIRECTORS; QUALIFICATIONS. The total number of persons serving on the Board of Directors of the Corporation shall be fourteen, half of whom shall be Doubletree Directors and half of whom shall be Promus Directors (as such terms are defined below), all of which Doubletree Directors and Promus Directors shall be spread as evenly as possible among the Corporation's three classes of Directors. Until December 31, 2002, (a) the Board of Directors of the Corporation and each Committee of the Board of Directors of the Corporation as constituted following each election of Directors shall consist of an equal number of Doubletree Directors and Promus Directors, and (b) the size of the Board of Directors of the Corporation and each Committee of the Board of Directors of the Corporation shall not be increased unless such increase is approved by 75% of the members. If, at any time during the period referenced in the immediately preceding sentence, the number of Doubletree Directors and Promus Directors serving, or that would be serving following the next stockholders' meeting at which Directors are to be elected, as Directors of the Corporation or as members of any Committee of the Board of Directors of the Corporation, would not be equal, then, subject to the fiduciary duties of the Directors of the Corporation, the Board of Directors and the Nominating Committee thereof shall nominate for election at the next stockholders' meeting at which Directors are to be elected, such person or persons as may be requested by the remaining Doubletree Directors (if the number of Doubletree Directors is, or would otherwise become, less than the number of Promus Directors) or by the remaining Promus Directors (if the number of Promus Directors is, or would otherwise become, less than the number of Doubletree Directors) to ensure that there shall be an equal number of Doubletree Directors and Promus Directors. The provisions of the preceding sentence shall not apply in respect of any stockholders' meeting which takes place after December 31, 2002. The term "Doubletree Director" means (i) any person who was selected by the Board of Directors of Doubletree Corporation, a Delaware corporation, to serve as a Director of the Corporation and (ii) any person who becomes a Director of the Corporation pursuant to the second preceding sentence and who is designated by the Doubletree Directors; and the term "Promus Director" means (i) any person who was selected by the Board of Directors of Promus Hotel Corporation, a Delaware corporation, to serve as a Director of the Corporation and (ii) any person who becomes a Director of the Corporation pursuant to the second preceding sentence and who is designated by the Promus Directors. The provisions of this Article III, Section 1 may be amended only with the approval of 75% of the members of the Board of Directors of the Corporation.

    Section 2. NOMINATION OF DIRECTORS. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 2. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than that the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended; and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

    Section 3. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board and Chief Executive Officer or the President and Chief Operating Officer or a majority of the entire Board of Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

    Section 4. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    Section 5. ACTIONS OF BOARD OF DIRECTORS. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

    Section 6. MEETINGS BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Article III, Section 6 shall constitute presence in person at such meeting.

    Section 7. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

    Section 8. EXECUTIVE COMMITTEE. The Executive Committee of the Corporation shall have responsibility for developing the long-term strategic plans of the Corporation, making significant capital allocation decisions and such other duties and responsibilities as specified by the Board of Directors. The Executive Committee shall also be required to oversee the implementation of the 100% guest satisfaction guarantee program at all of the Corporation's hotel properties.

    Section 9. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    Section 10. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                  ARTICLE IV.
                                    OFFICERS

    Section 1. GENERAL. The officers of the Corporation shall be elected by the Board of Directors and shall consist of: a Chairman of the Board and Chief Executive Officer; a President and Chief Operating Officer; a Secretary; and a Treasurer. The Board of Directors, in its discretion, may also elect one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers, a Controller and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

    Section 2. ELECTION. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

    Section 3. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

    Section 4. CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. The Chairman of the Board shall be a member of the Board of Directors and an officer of the Corporation, and, if present, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall be the Chief Executive Officer of the Corporation and shall supervise, coordinate and manage the Corporation's business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the Chief Executive Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Amended and Restated Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. Raymond E. Schultz shall serve as Chairman of the Board and Chief Executive Officer of the Corporation until his retirement no later than December 31, 1999. Richard M. Kelleher shall succeed Mr. Schultz as Chairman of the Board and Chief Executive Officer no later than January 1, 2000, unless 75% or more of the members of the Board of Directors vote otherwise.

    Section 5. PRESIDENT AND CHIEF OPERATING OFFICER. The President and Chief Operating Officer shall supervise, coordinate and manage the Corporation's business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the President and Chief Operating Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Amended and Restated Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors and the Chairman of the Board and Chief Executive Officer. In the absence or disability of the Chairman of the Board and Chief Executive Officer, the duties of the Chairman of the Board shall be performed and the Chairman of the Board's authority may be exercised by the President and Chief Operating Officer and, in the event the President and Chief Operating Officer is absent or disabled, such duties shall be performed and such authority may be exercised by a director designated for such purpose by the Board of Directors. Unless 75% or more of the members of the Board of Directors vote otherwise, Richard M. Kelleher shall continue to serve as President and Chief Operating Officer until Raymond E. Schultz retires as Chairman of the Board and Chief Executive Officer.

    Section 6. VICE PRESIDENTS. At the request of the President and Chief Operating Officer or in the absence of both the Chairman of the Board and Chief Executive Officer and the President and Chief Operating Officer, or in the event of their inability or refusal to act , the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the Chairman of the Board and Chief Executive Officer and/or the President and Chief Operating Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such offices (other than as Chairman of the Board). Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chairman of the Board and Chief Executive Officer and the President and Chief Operating Officer or in the event of the inability or refusal of such officers to act, shall perform the duties of such offices (other than as Chairman of the Board), and when so acting, shall have all the powers of and be subject to all the restrictions upon such offices (other than as Chairman of the Board).

    Section 7. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board and Chief Executive Officer or the President and Chief Operating Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors, the Chairman of the Board and Chief Executive Officer or the President and Chief Operating Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

    Section 8. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

    Section 9. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

    Section 10. ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

    Section 11. CONTROLLER. The Controller shall establish and maintain the accounting records of the Corporation in accordance with generally accepted accounting principles applied on a consistent basis, maintain proper internal control of the assets of the Corporation and shall perform such other duties as the Board of Directors, the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer or any Vice President of the Corporation may prescribe.

    Section 12. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers. Initially and until such time as Richard M. Kelleher succeeds Raymond E. Schultz as Chairman of the Board and Chief Executive Officers of the Corporation, William L. Perocchi shall serve as Executive Vice President and Chief Financial Officer of the Corporation, unless 75% or more of the members of the Board of Directors vote otherwise.

                                   ARTICLE V.
                                     STOCK

    Section 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation
(i) by the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

    Section 2. SIGNATURES. Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

    Section 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

    Section 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

    Section 5. BOOK-ENTRY RECORDKEEPING The Board of Directors may register the stock of the Corporation in book-entry form without issuing certificates representing such stock. Any transfers of stock registered in book-entry form shall be made on the books of the Corporation only by the person named on the books of the Corporation or by his attorney lawfully constituted in writing.

                                                                         ANNEX F

                       THE 1997 EQUITY PARTICIPATION PLAN
                                       OF
                              PARENT HOLDING CORP.
                   (TO BE KNOWN AS PROMUS HOTEL CORPORATION)

    Parent Holding Corp. (to be renamed Promus Hotel Corporation), a Delaware corporation, has adopted The 1997 Equity Participation Plan of Promus Hotel
Corporation (the "Plan"), effective                 , 1997, for the benefit of
its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

    The purposes of this Plan are as follows:

    (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

    (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I
                                  DEFINITIONS

    1.1 GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

    1.2 AWARD AGREEMENT. "Award Agreement" shall mean a written agreement or certificate executed by an authorized officer of the Company which shall contain such terms and conditions with respect to an Award as the Committee (or the Board, in the case of Awards granted to Independent Directors) shall determine, consistent with the Plan.

    1.3 AWARD LIMIT. "Award Limit" shall mean five-hundred thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 10.3.

    1.4 AWARD. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

    1.5  BOARD.  "Board" shall mean the Board of Directors of the Company.

    1.6 CHANGE IN CONTROL. "Change in Control" shall mean the occurrence of any of the following after the date hereof:

        (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than an employee benefit plan of the Company, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the Company's then outstanding voting securities carrying the right to vote in elections of persons to the Board, regardless of comparative voting power of such voting securities, and regardless of whether or not the Board shall have approved such Change in Control; or

        (b) during any period of two (2) consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board (the "Incumbent Board") and any other new Director (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (a) or (b) of this subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously approved (each such new Director being considered a member of the "Incumbent Board"), cease for any reason to constitute a majority thereof; or

        (c) the holders of securities of the Company entitled to vote thereon approve of the following:

           (i) a merger or consolidation of the Company with any other corporation regardless of which entity is the surviving company, other than a merger or consolidation which would result in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-six and two-thirds percent (66 2/3%) of the Company's then-outstanding voting securities carrying the right to vote in elections of persons to the Board or such securities of such surviving entity outstanding immediately after such merger or consolidation, or

           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    Notwithstanding the definition of "Change in Control" as set forth in the Plan, the Board shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred, and the date of the occurrence of such Change in Control and any incidental matters relating thereto, with respect to a transaction or series of transactions which have resulted or will result in a substantial portion of the assets or business of the Company (as determined immediately prior to the transaction or series of transactions by the Board in its sole discretion which determination shall be final and conclusive) being held by a corporation at least sixty-six and two-thirds percent (66 2/3%) of whose voting securities are held, immediately following such transaction or series of transactions would otherwise constitute a Change in Control under the definition set forth in the Plan.

    1.7  CODE.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

    1.8 COMMITTEE. "Committee" shall mean the Human Resources Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

    1.9 COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

    1.10 COMPANY. "Company" shall mean Parent Holding Corp. (to be renamed Promus Hotel Corporation), a Delaware corporation.

    1.11 CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

    (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

    (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

    (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

    1.12 DEFERRED STOCK. "Deferred Stock" shall mean Common Stock awarded under Article VII of the Plan.

    1.13  DIRECTOR.  "Director" shall mean a member of the Board.

    1.14 DIVIDEND EQUIVALENT. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of the Plan.

    1.15 EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

    1.16 EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    1.17 FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

    1.18 GRANTEE. "Grantee" shall mean an Employee, consultant or Independent Director granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under the Plan.

    1.19 HOLDER. "Holder" shall mean a person who has been granted or awarded an Award.

    1.20 INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

    1.21 INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

    1.22 NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

    1.23 OPTION. "Option" shall mean a stock option granted under Article III of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

    1.24 OPTIONEE. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under the Plan.

    1.25 PERFORMANCE AWARD. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of the Plan.

    1.26 PERFORMANCE CRITERIA. "Performance Criteria" shall mean the following business criteria with respect to the Company or any Subsidiary: (i) net income,
(ii) pre-tax income, (iii) operating income,

(iv) cash flow, (v) earnings per share, (vi) return on equity, (vii) return on invested capital or assets, (viii) cost reductions or savings, (ix) funds from operations, (x) appreciation in the fair market value of Common Stock and (xi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

    1.27 PERMITTED TRANSFEREE. "Permitted Transferee" shall mean (i) one or more of the following family members of a Holder: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Holder, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Holder, or (iii) any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Awards.

    1.28 PLAN. "Plan" shall mean The 1997 Equity Participation Plan of Parent Holding Corp. (to be known as Promus Hotel Corporation).

    1.29 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    1.30 RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VI of the Plan.

    1.31 RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee, consultant or Independent Director granted an award of Restricted Stock under Article VI of the Plan.

    1.32 RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

    1.33 SECTION 162(M) PARTICIPANT. "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

    1.34 SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

    1.35 STOCK APPRECIATION RIGHT. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of the Plan.

    1.36 STOCK PAYMENT. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee, consultant or Independent Director in cash, awarded under Article VII of the Plan.

    1.37 SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    1.38 TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Terminations of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

    1.39 TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

    1.40 TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Terminations of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

    2.1  SHARES SUBJECT TO PLAN.

    (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon grant or exercise of Awards under the Plan shall not exceed ten million (10,000,000), provided, however, that the aggregate number of shares which may be issued upon grant or exercise of Awards which are not Options or Awards which are not issued in lieu of cash payments of compensation or directors' fees shall not exceed one-hundred and fifty thousand (150,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

    (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

    2.2 ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to

Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this
Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III
                              GRANTING OF OPTIONS

    3.1 ELIGIBILITY. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in subsections (d) and (e) of Section 3.4.

    3.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

    3.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

    3.4  GRANTING OF OPTIONS

    (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

        (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

        (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

       (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
    Section 162(m)(4)(C) of the Code; and

        (iv) Determine the terms and conditions of such Options, consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
    Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

    (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

    (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

    (d) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the merger of Promus Hotel Corporation and Doubletree Corporation shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of the closing of such merger. During the term of the Plan, a person who is initially elected to the Board after the consummation of the merger of Promus Hotel Corporation and Doubletree Corporation and who is an Independent Director at the time of such initial election automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

    (e) Options may be granted under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Committee (or the Board, in the case of Options granted to Independent Directors) from time to time.

                                   ARTICLE IV
                                TERMS OF OPTIONS

    4.1 AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement. Award Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

    4.2 OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; PROVIDED, HOWEVER, that (i) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) and (ii) in the case of Options granted to Independent Directors under Section 3.4(d), such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

    4.3 OPTION TERM. The term of an Option shall be set by the Committee in its discretion, but shall not be more than ten (10) years from the date the Option is granted; PROVIDED, HOWEVER, that, (i) in the case of Options granted to Independent Directors under Section 3.4(d), the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of

Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

    4.4  OPTION VESTING

    (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors under Section 3.4(d) shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

    (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Award Agreement or by action of the Committee following the grant of the Option.

    (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                                   ARTICLE V
                              EXERCISE OF OPTIONS

    5.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

    5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

    (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

    (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

    (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

    (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
(iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

    5.3 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

    (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

    (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

    (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Optionee to pay for such shares under Section 5.2(d).

    5.4 RIGHTS AS STOCKHOLDERS. Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

    5.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

    5.6  LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT
DIRECTORS. No Option granted to an Independent Director under Section 3.4(d) may be exercised to any extent by anyone after the first to occur of the following events:

    (a) The expiration of twelve (12) months from the date of the Optionee's death;

    (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

    (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

    (d) The expiration of ten (10) years from the date the Option was granted.

    5.7 ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Board or the Committee.

                                   ARTICLE VI
                           AWARD OF RESTRICTED STOCK

    6.1 ELIGIBILITY. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any consultant whom the Committee determines should receive such an award. In addition, Independent Directors may be awarded Restricted Stock in lieu of directors' fees, as provided in Section 6.2(d).

    6.2  AWARD OF RESTRICTED STOCK

    (a) The Committee may from time to time, in its absolute discretion:

        (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

        (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

    (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock awarded to Employees or consultants; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

    (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

    (d) Restricted Stock may be awarded to Independent Directors in payment of a portion of their directors' fees, pursuant to such policies which may be adopted by the Board from time to time.

    6.3 AWARD AGREEMENT. Restricted Stock shall be issued only pursuant to an Award Agreement.

    6.4 RIGHTS AS STOCKHOLDERS. Subject to Section 6.5, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors), all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors), any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

    6.5 RESTRICTION. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, unless the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and PROVIDED, FURTHER, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.9, by action taken after the Restricted Stock is issued, the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

    6.6 REPURCHASE OF RESTRICTED STOCK. The Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy or Termination of Directorship between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock.

    6.7 ESCROW. The Secretary of the Company or such other escrow holder as the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

    6.8 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

    6.9  PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

    (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

    (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any designated period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the designated period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

    6.10 SECTION 83(B) ELECTION. If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VII
                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

    7.1 ELIGIBILITY. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any consultant whom the Committee determines should receive such an award. In addition, Independent Directors may be granted Stock Payments and Deferred Stock in lieu of directors' fees, as provided in Sections 7.4 and 7.5.

    7.2 PERFORMANCE AWARDS. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

    7.3 DIVIDEND EQUIVALENTS. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

    7.4 STOCK PAYMENTS. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter. During the term of the Plan, on the date of each annual meeting of stockholders, each person who is an Independent Director and who is entitled to receive a payment of cash fees on such date shall be granted a Stock Payment, in lieu of cash fees which such Independent Director would otherwise receive, which shall have an aggregate Fair Market Value of $15,000 as of the date of such grant.

    7.5 DEFERRED STOCK. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In addition, Deferred Stock may be granted to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies as may be adopted by the Board from time to time. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

    7.6 AWARD AGREEMENT. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by an Award Agreement.

    7.7 TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/ or Stock Payment shall be set by the Committee (or the Board, in the case of Awards granted to Independent Directors) in its discretion.

    7.8 EXERCISE OR PURCHASE PRICE. The Committee (or the Board, in the case of Awards granted to Independent Directors) may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; PROVIDED, HOWEVER, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

    7.9 EXERCISE UPON TERMINATION OF EMPLOYMENT. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; PROVIDED, HOWEVER, that except with respect to Performance Awards granted pursuant to Section 7.11, the Committee in its sole and absolute discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

    7.10  PAYMENT ON EXERCISE.  Payment of the amount determined under Section
7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

    7.11  PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

    (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

    (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and
(iv) specify the relationship between the Performance Criteria and performance targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a
Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VIII
                           STOCK APPRECIATION RIGHTS

    8.1 GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Award Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

    8.2  COUPLED STOCK APPRECIATION RIGHTS

    (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

    (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

    (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

    8.3  INDEPENDENT STOCK APPRECIATION RIGHTS

    (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

    (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

    8.4  PAYMENT AND LIMITATIONS ON EXERCISE

    (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

    (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

                                   ARTICLE IX
                                 ADMINISTRATION

    9.1 COMMITTEE. The Human Resources Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the
Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

    9.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

    9.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

    9.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

    10.1 NON-TRANSFERABILITY. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. However, the Committee (or the Board in the case of Awards granted to Independent Directors) may in its discretion, permit a Holder to transfer an Award to a Permitted Transferee subject to the following terms and conditions:

    (a) An Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution.

    (b) Any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original holder (other than the ability to further transfer the Award).

    (c) The Holder and the Permitted Transferee shall execute any and all documents reasonably requested by the Committee, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee,
(ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

    (d) Shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company.

    No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding provisions of this Section 10.1.

    10.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events: (i) the expiration of ten years from the date the Plan is adopted by the Board or (ii) the expiration of ten years from the date the Plan is approved by the Company's stockholders under
Section 10.4. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and reapproved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

    10.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

    (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Awards granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Awards granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee (or the Board, in the case of Awards granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

        (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section
    2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

        (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

       (iii) the grant or exercise price with respect to any Award.

    (b) Subject to Section 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Awards granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Awards granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

        (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Awards granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee (or the Board, in the case of Awards granted to Independent Directors) in its sole discretion;

        (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Awards granted to Independent Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

       (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Awards granted to Independent Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Award;

        (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Awards granted to Independent Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

        (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Awards granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

        (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.5 or forfeiture under Section 6.4 after such event.

       (vii) Notwithstanding any other provision of the Plan, in the event of Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

    (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Awards granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

    (d) With respect to Awards described in Article VI or VII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate
Section 422(b)(1) of the Code or would cause such Award to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Awards granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

    10.4 APPROVAL OF PLAN BY STOCKHOLDERS. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable or shall not vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

    10.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Committee (or the Board, in the case of Awards granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

    10.6 LOANS. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

    10.7 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Committee (or the Board, in the case of Awards granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or
(b) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

    10.8 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of the Plan or any Award described in
Article VI or VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

    10.9 AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award or agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without good cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

    10.10 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

    10.11 COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    10.12 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

    10.13 GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                     * * *

    I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Parent Holding Corp. (to be renamed Promus Hotel Corporation) on
              , 1997.

    Executed on this     day of               , 1997.

                                          --------------------------------------

                                                        Secretary

                                  PROXY

                        DOUBLETREE CORPORATION
                  410 NORTH 44TH STREET, SUITE 700
                        PHOENIX, ARIZONA 85008

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints William L. Perocchi and David L. Stivers as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the common stock of Doubletree Corporation (the "Company") held of record by the undersigned on October 31, 1997, at the Special Meeting of Stockholders to be held on December 18, 1997, and at any adjournment or postponement thereof.

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

       PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

                        DOUBLETREE CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


1. Approval of the Agreement and Plan of Merger by and among Promus, Doubletree and Parent Holding Corp., as described in the accompanying proxy statement.

               / / FOR   / / AGAINST   / / ABSTAIN


2. Approval of the 1997 Equity Participation Plan of New Promus, as described in the accompanying proxy statement.

               / / FOR   / / AGAINST   / / ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE SHARES OF THE COMMON STOCK OF THE COMPANY WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT AT THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, ARE HEREBY EXPRESSLY REVOKED.

Dated: ________________________________________________________________, 1997

_____________________________________________________________________________
Signature(s)

_____________________________________________________________________________
Signature(s)

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOU NAME OR NAME(S) APPEAR ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

     [LOGO]
                            PROMUS HOTEL CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned stockholder of Promus Hotel Corporation hereby appoints Michael D. Rose, Raymond E. Schultz and Ralph B. Lake or any one of them, true and lawful proxies and attorneys, with full power of substitution to each, for, and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if present, to vote all stock of the undersigned in the Company at the Special Meeting of Stockholders to be held on December 18, 1997 and any adjournment thereof.

    The shares represented by this signed Proxy will be voted in accordance with the choices specified on the reverse side and such authority is hereby granted. If a choice is not specified, such shares will be voted FOR proposals 1 and 2 and in accordance with the proxy's discretion on any other matter that may properly come before the meeting, and authority is hereby granted to do so. MANAGEMENT RECOMMENDS A VOTE FOR THE AGREEMENT AND PLAN OF MERGER, AND FOR APPROVAL OF THE 1997 EQUITY PARTICIPATION PLAN OF NEW PROMUS.

    The undersigned hereby acknowledges receipt of the notice for the Special Meeting and the Joint Proxy Statement/Prospectus.

              (CONTINUED AND TO BE SIGNED AND DATED ON OTHER SIDE)

/ / PLEASE MARK VOTES AS IN THIS EXAMPLE IN BLUE OR BLACK INK.

The Board of Directors unanimously recommends a vote FOR all items.

1.         Approval of the Agreement and Plan of Merger

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2.         Approval of the 1997 Equity Participation Plan of New Promus.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         In their discretion, to act upon such other matters as may properly come before the meeting and any adjournment thereof.

                                              Mark here for address change and
                                              note at left / /. The undersigned
                                              hereby acknowledges receipt of
                                              notice of said meeting and the
                                              related joint proxy statement/
                                              prospectus.
                                              __________________________________
                                              (Signature)                 (Date)
                                              __________________________________
                                              (Signature)                 (Date)

                                              Please sign the Proxy as your name
                                              appears hereon. When signing as
                                              Attorney, Executor, Administrator,
                                              Trustee or Guardian, please give
                                              title. All Joint Owners should
                                              sign.